UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SHARPLINK GAMING LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE AND PROXY STATEMENT OF SHARPLINK GAMING LTD.

PROSPECTUS OF SHARPLINK GAMING, INC.

YOUR VOTE IS VERY IMPORTANT

To the Shareholders of SharpLink Gaming Ltd.:

We are making this proxy statement/prospectus available in connection with the solicitation by the board of directors of SharpLink Gaming Ltd., an Israeli-based corporation (“SharpLink Israel”), of proxies to be voted at an extraordinary meeting to be convened for the purposes set forth in the accompanying Notice of an Extraordinary General Meeting of SharpLink Israel’s Shareholders.

On June 14, 2023, SharpLink Israel, SharpLink Gaming, Inc., a Delaware corporation and a wholly owned subsidiary of SharpLink Israel (“SharpLink US”), and SharpLink Merger Sub Ltd., an Israeli company and a wholly owned subsidiary of SharpLink US (“Domestication Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization (as amended July 24, 2023, the “Domestication Merger Agreement”), pursuant to which Domestication Merger Sub will be merged with and into SharpLink Israel, with SharpLink Israel being the surviving entity and continuing a wholly owned subsidiary of SharpLink US (the “Domestication Merger”). A copy of the Domestication Merger Agreement is attached as Annex A to this proxy statement/prospectus and incorporated herein by reference.

Unless the context expressly dictates otherwise, (1) the information set forth in this proxy statement/registration statement reflects the 1-for-10 reverse stock split effected by SharpLink Israel on April 25, 2023, and (2) references to “SharpLink,” the “Company,” “we,” “us,” and “our” refer to SharpLink Israel and its subsidiaries.

The Domestication Merger

Under the Domestication Merger Agreement, SharpLink Israel will become a wholly owned subsidiary of a Delaware corporation by the Domestication Merger Sub merging with and into SharpLink Israel, with SharpLink Israel surviving the merger and becoming a wholly owned subsidiary of SharpLink US. In connection with the Domestication Merger, all SharpLink Israel ordinary shares, par value NIS 0.60 per share (the “SharpLink Israel Shares”), outstanding immediately prior to the Domestication Merger will convert, on a one-for-one basis, into the right to receive, and become exchangeable for, shares of common stock of SharpLink US, par value $0.0001 per share (the “SharpLink US Common Stock”), and all preferred shares, options and warrants of SharpLink Israel outstanding immediately prior to the Domestication Merger will be converted into or exchanged for equivalent securities of SharpLink US. The 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture in the aggregate principal amount of $4,400,000 (as amended, the “Debenture”) issued to Alpha Capital Anstalt (“Alpha”) on February 15, 2023, convertible into SharpLink Israel Shares, will be convertible into shares of SharpLink US Common Stock at the same price and on the same other terms and any interest paid thereunder in shares will be paid in SharpLink US Common Stock. By virtue of the Domestication Merger, all of the SharpLink Israel Shares and SharpLink Israel Preferred Shares shall represent the right to receive the applicable SharpLink US Common Stock and Preferred Stock, shall be deemed to have been transferred to SharpLink US in exchange for the right to receive such applicable SharpLink US Common Stock and Preferred Stock, and each holder of a certificate or of evidence of shares in book-entry account, representing any certificated or non-certificated SharpLink Israel Shares or SharpLink Israel Preferred Shares, shall cease to have any rights with respect thereto, except the right to receive the applicable SharpLink US Common Stock and Preferred Stock.

The Proposals

In connection with the proposed transactions, SharpLink Israel will hold an extraordinary general meeting of shareholders which is referred to herein as the “Meeting” to vote on proposals to approve and adopt the Domestication Merger Agreement, and the transactions contemplated therein. At the Meeting, SharpLink Israel’s shareholders will be asked to vote on:

●	Proposal 1: a proposal to approve the Domestication Merger, including the Domestication Merger Agreement, and certain matters related thereto, including the approval of SharpLink US’s amended and restated certificate of incorporation;

●	Proposal 2: a proposal to approve and adopt the SharpLink Gaming, Inc. 2023 Equity Incentive Plan (the “2023 Plan”); and

●	Proposal 3: a proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above.

The Board of Directors of SharpLink Israel has unanimously determined that the Domestication Merger Agreement and the transactions contemplated thereby, including the Domestication Merger, are fair to, and in the best interests of, SharpLink Israel and its shareholders. The Board of Directors of SharpLink Israel has unanimously approved all the proposals described above, which are referred to as the “Proposals” and recommends that the shareholders of SharpLink Israel vote “FOR” all these Proposals.

Your vote is important. The Domestication Merger cannot be completed unless the SharpLink Israel shareholders approve and adopt Proposal 1 at the Meeting.

Votes from the holders of a majority of shares of SharpLink Israel present and entitled to vote at a meeting at which a quorum is present are required to approve and adopt the Proposals. Presently, the percentage of outstanding shares entitled to vote and held by directors, executive officers and their affiliates is approximately 10.8%.

More information about SharpLink Israel, SharpLink US and Domestication Merger Sub and the proposed Domestication Merger are contained in this proxy statement/prospectus. SharpLink Israel urges you to read this proxy statement/prospectus carefully and in its entirety. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 17.

SharpLink Israel Shares are listed on the Nasdaq Capital Market under the symbol “SBET” and the closing price of SharpLink Israel Shares on October 24, 2023 was $1.63 per share. Upon completion of the Domestication Merger, the shares of SharpLink US Common Stock will be listed on the Nasdaq Capital Market under the symbol SBET, subject to official notice of issuance.

Date: October 25, 2023	/s/ Joseph Housman
Joseph Housman Chairman of the Board
SharpLink Gaming Ltd.

Neither the Securities and Exchange Commission, which is referred to as the “SEC,” nor any state securities commission has approved or disapproved of the Domestication Merger or the securities to be issued under this proxy statement/prospectus or has passed upon the adequacy or accuracy of the disclosures in this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated October 25, 2023, and is first being mailed to SharpLink Israel shareholders on or about October 31, 2023.

SharpLink Gaming Ltd.

333 Washington Ave. North, Suite 104

Minneapolis, Minnesota 55401

(612) 293-0619

NOTICE OF

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

To Be Held on November 29, 2023

Dear Shareholders of SharpLink Gaming Ltd.:

We are pleased to invite you to attend an extraordinary general meeting of shareholders (the “Meeting”) of SharpLink Gaming Ltd., an Israeli company, which is referred to herein as “SharpLink Israel,” which will be held at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401 on November 29, 2023 at 11:00 A.M. Central Time, and thereafter as it may be adjourned or postponed from time to time, for the following purposes:

1.	To consider and vote upon a proposal to approve the domestication of SharpLink Israel from Israel to the State of Delaware by SharpLink Merger Sub Ltd. (“Domestication Merger Sub”) merging with and into SharpLink Israel pursuant to an Agreement and Plan of Merger (the “Domestication Merger Agreement”), dated June 14, 2023 and amended July 24, 2023, among SharpLink Israel, Domestication Merger Sub and SharpLink US, a copy of which is attached as Annex A to this proxy statement/prospectus, with SharpLink Israel surviving the merger and becoming a wholly owned subsidiary of SharpLink US, which is referred to as the “Domestication Merger,” and certain matters related thereto, including the approval of the Amended and Restated Certificate of Incorporation of SharpLink US (the “Domestication Merger Proposal”);

2.	To consider and vote upon a proposal to approve the SharpLink Gaming, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), and to authorize for issuance of up to 410,000 shares of SharpLink US Common Stock thereunder (the “Incentive Plan Proposal”); and

3.	To consider and vote on any proposal to authorize the SharpLink Israel Board of Directors, in its discretion, to adjourn the Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Meeting (the “Adjournment Proposal”).

The foregoing items of business are more fully described in the proxy statement/prospectus that accompanies this notice. SharpLink Israel does not expect to transact any other business at the Meeting. The SharpLink Israel Board of Directors has fixed the close of business on October 30, 2023 as the record date for the determination of shareholders entitled to notice of and to vote at this Meeting and at any adjournment or postponement thereof. Accordingly, only SharpLink Israel shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

As of October 25, 2023, the notice date for the Meeting, there were 2,833,734 outstanding ordinary shares. Pursuant to the terms of Article 7.2.4 of our current Articles of Association (the “Articles”), holders of our Preferred A-1 shares, if any, are also entitled to vote on all matters submitted to a vote of our ordinary shares (on an as-converted basis, but with respect to any shareholder only up to the number of votes equal to the number of ordinary shares into which the Preferred A-1 shares would be convertible in accordance with the Beneficial Ownership Limitation, which is defined in our Articles as an aggregate of 9.99% of the number of our ordinary shares outstanding immediately after giving effect to the issuance of ordinary shares issuable upon conversion of Preferred Shares and warrants held by the applicable shareholder). For more information, see “Principal Shareholders of SharpLink Israel” below.

The SharpLink Israel Board of Directors unanimously recommends that SharpLink Israel shareholders vote “FOR” each of the Proposals to be voted on at the Meeting.

Eligible shareholders may present proper proposals for inclusion in the Meeting by submitting their proposals to SharpLink Israel no later than November 1, 2023. To the extent that there are any additional agenda items that the SharpLink Israel Board of Directors determines to add as a result of any such submission, SharpLink Israel will publish an updated agenda and proxy card with respect to the meeting, no later than November 8, 2023, which will be furnished to the SEC, on Form 8-K, and will be made available to the public on the SEC’s website at www.sec.gov.

You can vote either by mailing in your proxy, in person by attending the meeting, by telephone, or via the Internet. If voting by mail, the proxy must be received by our transfer agent at least 48 hours prior to the appointed time of the Meeting or at our registered office in Minneapolis, Minnesota, USA at least four hours prior to the appointed time of the Meeting to be validly included in the tally of ordinary shares voted at the Meeting. If you attend the Meeting, you may vote in person and your proxy will not be used. Detailed proxy voting instructions are provided both in the Proxy Statement and on the enclosed proxy card. Shareholders wishing to express their position on an agenda item may do so by submitting a written statement to our office at the above address no later than November 19, 2023. Any position statement received will be furnished to the SEC on Form 8-K, which will be available to the public at the aforementioned website.

Joint holders of ordinary shares should note that, pursuant to Article 28.6 of SharpLink Israel’s Articles, the right to vote at the Meeting will be conferred exclusively upon the senior owner among the joint owners attending the Meeting, in person or by proxy, and for this purpose, seniority will be determined by the order in which the names appear in our register of shareholders.

Date: October 25, 2023	By Order of the Board of Directors,
/s/ Joseph Housman
Joseph Housman
Chairman of the Board

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SHARPLINK GAMING LTD.

PROXY STATEMENT

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of SharpLink Gaming Ltd. (“SharpLink Israel,” “we” or the “Company”) to be voted at the Extraordinary General Meeting of Shareholders (the “Meeting”), and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Extraordinary General Meeting of Shareholders of SharpLink. The Meeting will be held at 11:00 A.M. Central time on November 29, 2023 at SharpLink’s corporate headquarters located at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401, and thereafter as it may be adjourned or postponed from time to time.

The agenda of the Meeting is as follows:

1.	To consider and vote upon a proposal to approve the domestication of SharpLink Israel from Israel to the State of Delaware by SharpLink Merger Sub Ltd. (“Domestication Merger Sub”) merging with and into SharpLink Israel pursuant to an Agreement and Plan of Merger (the “Domestication Merger Agreement”), dated June 14, 2023 and amended July 24, 2023, among SharpLink Israel, Domestication Merger Sub and SharpLink US, a copy of which is attached as Annex A to this proxy statement prospectus, with SharpLink Israel surviving the merger and becoming a wholly owned subsidiary of SharpLink US, which is referred to as the “Domestication Merger,” and certain matters related thereto, including the approval of the Amended and Restated Certificate of Incorporation of SharpLink US (the “Domestication Merger Proposal”);

2.	To consider and vote upon a proposal to approve the SharpLink Gaming, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), and to authorize for issuance of up to 410,000 shares of SharpLink US Common Stock thereunder (the “Incentive Plan Proposal”); and

3.	To consider and vote on any proposal to authorize the SharpLink Israel Board of Directors, in its discretion, to adjourn the Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Meeting (the “Adjournment Proposal”).

SharpLink Israel’s Board of Directors unanimously recommends that you vote FOR the foregoing proposals, each of which is more fully described below.

We are not aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies intend to vote on such matters in accordance with the judgement of the SharpLink Israel Board of Directors.

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE EXTRAORDINARY MEETING, SharpLink Israel ASKs YOU TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED OR TO VOTE BY TELEPHONE OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 29, 2023.

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REFERENCES TO ADDITIONAL INFORMATION

This proxy statement/prospectus incorporates important business and financial information about SharpLink Israel that is filed with the SEC but not included or delivered herewith. Such information can be obtained from SharpLink Israel at no charge to SharpLink Israel shareholders upon written or oral request. The SEC maintains a website that contains the documents that SharpLink Israel files electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. In addition, SharpLink Israel will provide to each person to whom a proxy statement/prospectus is delivered, without charge upon written or oral request, a copy of any or all of the documents that SharpLink Israel files with the SEC. Requests should be directed to:

SharpLink Gaming Ltd.

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55402

Attention: Chief Financial Officer

To obtain timely delivery of such information, you must request the information no later than five business days before the Meeting. Accordingly, if you would like to request any information, please do so no later than November 22, 2023 (five business days prior to the Meeting).

ABOUT THIS PROXY STATEMENT/PROSPECTUS

This proxy statement/prospectus which forms part of a registration statement on Form S-4, as amended, filed with the SEC by SharpLink US (File No. 333-272655), constitutes a prospectus of SharpLink US under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of common stock, $0.0001 par value per share, of SharpLink Gaming, Inc., to be issued pursuant to the Domestication Merger Agreement. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Meeting, at which SharpLink Israel shareholders will be asked to consider and vote on, among other matters, a proposal to approve the issuance of shares of SharpLink US Common Stock and SharpLink US preferred stock pursuant to the Domestication Merger Agreement.

No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this proxy statement/prospectus. This proxy statement/prospectus is dated October 25, 2023. The information contained in this proxy statement/prospectus is accurate only as of that date or, in the case of information in a document incorporated by reference, as of the date of such document, unless the information specifically indicates that another date applies.

This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

The information concerning SharpLink Israel contained in this proxy statement/prospectus or incorporated by reference has been provided by SharpLink Israel.

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QUESTIONS AND ANSWERS ABOUT THE DOMESTICATION MERGER AND OTHER PROPOSALS

The following are brief answers to some questions that you may have regarding the Domestication Merger, the other proposals, and the Meeting. The questions and answers in this section may not address all questions that might be important to you as a shareholder. For more detailed information, and for a description of the legal terms governing the Domestication Merger, SharpLink Israel and SharpLink US urge you to read carefully and in its entirety this proxy statement/prospectus, including the Annexes hereto, as well as the registration statement to which this proxy statement/prospectus relates, including the exhibits to the registration statement. For more information, please see the section titled “Where You Can Find More Information.”

The following section provides answers to frequently asked questions about the transactions contemplated by the Domestication Merger Agreement. This section, however, provides only summary information. For a more complete response to these questions and for additional information, please refer to the cross-referenced sections.

Q: What is the Domestication Merger and who votes on it?

A: The SharpLink Israel Board of Directors believes that it is in the best interests of SharpLink Israel and its shareholders for the ultimate parent company of SharpLink Israel and its affiliates to be a corporation incorporated under the laws of the State of Delaware, which will be effected through a transaction referred to as the “Domestication Merger.” To effect the Domestication Merger, Domestication Merger Sub will merge with and into SharpLink Israel pursuant to the Domestication Merger Agreement, with SharpLink Israel surviving the merger and becoming a wholly owned subsidiary of SharpLink US.

In connection with the Domestication Merger, all SharpLink Israel ordinary shares, par value NIS 0.60 per share (the “SharpLink Israel Shares”), outstanding immediately prior to the Domestication Merger will convert, on a one-for-one basis, into the right to receive, and become exchangeable for, shares of SharpLink US common stock, having a par value of $0.0001 per share (the “SharpLink US Common Stock”) and all preferred shares, par value NIS 0.60 per share (the “SharpLink Israel Preferred Shares”), options, and warrants of SharpLink Israel outstanding immediately prior to the Domestication Merger will convert into or be exchanged for equivalent securities of SharpLink US on a one-for-one basis. By virtue of the Domestication Merger, all of the SharpLink Israel Shares and SharpLink Israel Preferred Shares shall represent the right to receive the applicable SharpLink US Common Stock and Preferred Stock, shall be deemed to have been transferred to SharpLink US in exchange for the right to receive such applicable SharpLink US Common Stock and Preferred Stock, and each holder of a certificate or of evidence of shares in book-entry account, representing any certificated or non-certificated SharpLink Israel Shares or SharpLink Israel Preferred Shares, shall cease to have any rights with respect thereto, except the right to receive the applicable SharpLink US Common Stock and Preferred Stock.

The Domestication Merger Proposal will also include the approval of the Amended and Restated Certificate of Incorporation of SharpLink US.

As discussed below, the principal reasons for the domestication are as follows:

●	Since the merger transaction with SharpLink, Inc. in July 2021, substantially all of SharpLink Israel’s operations are located in and conducted from the U.S. and a substantial majority of SharpLink Israel’s outstanding ordinary shares are held by U.S. residents. As a result, SharpLink Israel has a significantly greater connection to the U.S. than it does in Israel, the country in which it is currently domiciled; and

●	Within the U.S., the corporate laws of Delaware, including the substantial body of case law interpreting that law, provide the most well-developed corporate law in the U.S. The Board of Directors of SharpLink Israel believes that shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. Further, the Board of Directors of SharpLink Israel understands that its shareholders are primarily in the U.S. and have greater familiarity with Delaware corporate law.

Please read the section “Differences in Shareholder Rights” for a description of the material differences between SharpLink Israel’s pre-domestication Memorandum of Association and Articles (the “Articles”) and SharpLink US’s post-domestication Amended and Restated Certificate of Incorporation and Bylaws.

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If the Domestication Merger Proposal is approved, it is anticipated that the Domestication Merger will become effective upon the issuance of a certificate of merger by the Israeli Registrar of Companies, which can be issued only after at least 50 days have elapsed after the filing of proposals for the Domestication Merger with the Israeli Registrar of Companies and at least 30 days have elapsed after the approval of the Domestication Merger by SharpLink Israel shareholders and by the shareholders of the Domestication Merger Sub.

Q: How will holders of SharpLink Israel Shares be impacted by the Domestication Merger?

A: Pursuant to the Domestication Merger, a SharpLink Israel Share will be automatically converted into the right to receive, and become exchangeable for, one share of SharpLink US Common Stock and shall be deemed to have been transferred to SharpLink US in exchange for the right to receive SharpLink US Common Stock, on a one-for-one basis and each holder of a certificate or of evidence of shares in book-entry account, representing any certificated or non-certificated SharpLink Israel Shares shall cease to have any rights with respect thereto, except the right to receive the SharpLink US Common Stock. Other securities of SharpLink Israel (preferred shares, options and warrants) will be exchanged for or convert into equivalent securities of SharpLink US, on a one-for-one basis. The Debenture convertible into SharpLink Israel Shares will be convertible into shares of SharpLink US Common Stock at the same price and on the same other terms and any interest paid thereunder in shares will be paid in SharpLink US Common Stock.

Q: What are the material U.S. federal income tax consequences of the Domestication Merger to holders of SharpLink Israel Shares?

A: It is intended that the Domestication Merger will qualify as an “exchange” described in Section 351(a) (a “Section 351(a) Exchange”) of the Internal Revenue Code of 1986, as amended, referred to as the “Code,” and SharpLink Israel and SharpLink US intend to report the Domestication Merger consistent with such qualification. However, SharpLink Israel and SharpLink US have not sought, and will not seek, any ruling from the United States Internal Revenue Service (“IRS”) regarding any matters related to the transactions, and as a result, there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth herein.

Because the Domestication Merger is intended to qualify as a Section 351(a) Exchange, which generally provides for tax-deferred treatment, the Domestication Merger is not intended to be taxable for U.S. holders of SharpLink Israel Shares.

You are strongly urged to consult with your own tax advisor for a full understanding of the tax consequences of the Domestication Merger to you, including the consequences under any applicable, state, local, foreign or other tax laws. For a more detailed description of the material U.S. federal income tax consequences of the Domestication Merger, see the section entitled “The Domestication Merger — Material U.S. Federal Income Tax Consequences of the Domestication Merger.”

Q: What are the material Israeli income tax consequences of the Domestication Merger to SharpLink Israel shareholders?

A: SharpLink Israel shareholders will be treated as having sold their SharpLink Israel Shares as a result of the Domestication Merger, and in general, be subject to capital gains tax in Israel. However, shareholders who are not residents of Israel should generally be exempt from Israeli tax on the sale of the SharpLink Israel Shares subject to the receipt of a valid certification from the Israel Tax Authority (the “ITA”). Moreover, SharpLink Israel expects to obtain tax rulings from the ITA (i) with respect to holders of SharpLink Israel Shares that are non-Israeli residents (as defined in the Israeli Income Tax Ordinance [New Version], 1961 (the “ITO”)) or as will be determined by the ITA, (A) exempting SharpLink US, SharpLink Israel and their respective agents from any obligation to withhold Israeli tax from any consideration payable or otherwise deliverable pursuant to the Domestication Merger or clarifying that no such obligation exists, or (B) instructing SharpLink US, SharpLink Israel and their respective agents on how such withholding is to be executed, the rate or rates of withholding to be applied and how to identify any such non-Israeli residents; and (ii) with respect to holders of SharpLink Israel Shares that are Israeli residents (as defined in the ITO or as will be determined by the ITA) (other than SharpLink Israel Shares subject to Section 102 of the ITO) (x) exempting SharpLink US, SharpLink Israel and their respective agents from any obligation to withhold Israeli tax from any consideration payable or otherwise deliverable pursuant to the Domestication Merger, or clarifying that no such obligation exists, or (y) instructing SharpLink US, SharpLink Israel and their respective agents on how such withholding is to be executed and the rate or rates of withholding to be applied.

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You are urged to consult with your own tax advisor for a full understanding of the tax consequences of the Domestication Merger to you, including the consequences under any applicable, state, local, foreign or other tax laws.

For a more detailed description of the material Israeli tax consequences of the Domestication Merger, see the section entitled “MATERIAL ISRAELI TAX CONSEQUENCES OF THE DOMESTICATION MERGER.”

Q: If effected, how will the Domestication Merger affect outstanding preferred shares, options, warrants and Debenture convertible or exercisable for SharpLink Israel Shares?

A: As of the effective time of the Domestication Merger, all outstanding preferred shares, options, warrants and Debenture of SharpLink Israel will become preferred stock, options, warrants and Debenture, respectively, convertible or exercisable for an equal number of shares of SharpLink US Common Stock at the same conversion ratio or exercise price.

Q: What will happen to SharpLink Israel if, for any reason, the Domestication Merger is not completed?

A: If for any reason the Domestication Merger is not completed, the SharpLink Israel Shares will continue to be held by you and listed on the Nasdaq Capital Market under the symbol “SBET,” subject to continued compliance with the Nasdaq Capital Market continued listing requirements.

Q: Why am I receiving this proxy statement/prospectus?

A: You are receiving this proxy statement/prospectus because you are a shareholder of SharpLink Israel as of the record date, and you are entitled to vote at the Meeting to approve the Proposals. This document serves as:

●	a proxy statement of SharpLink Israel used to solicit proxies for its Meeting; and
●	a prospectus of SharpLink US used to issue shares of SharpLink US Common Stock in exchange for shares of SharpLink Israel.

Q: What is required to complete the Domestication Merger?

A: To complete the Domestication Merger, among other things, SharpLink Israel shareholders must approve the Domestication Merger through the approval and adoption of Proposal 1.

Q: What is the majority required to approve the Proposals?

A: Votes from the holders of a majority of shares of SharpLink Israel present and entitled to vote at a meeting at which a quorum is present are required to approve and adopt the Proposals.

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Q: What will SharpLink Israel shareholders receive in the Domestication Merger?

A: Holders of SharpLink Israel Shares will receive one share of SharpLink US Common Stock in exchange for each SharpLink Israel Share they own, and holders of SharpLink Israel preferred shares will receive one share of equivalent preferred stock of SharpLink US in exchange for each preferred share of SharpLink Israel they own.

Q: Who will be the directors of SharpLink US following the Domestication Merger?

A: The members of the SharpLink US Board of Directors will be the same as the directors of SharpLink Israel prior to the Domestication Merger. Under the Amended and Restated Certificate of Incorporation of SharpLink US, each member of the SharpLink US Board of Directors will serve a term that continues until the next election of directors. The Board of Directors of SharpLink US will be comprised as follows:

Name
Joseph Housman
Rob Phythian
Chris Nicholas
Paul Abdo
Tom Doering
Scott Pollei
Adrienne Anderson

Q: Who will be the executive officers of SharpLink US following the Domestication Merger?

A: Upon the closing of the Domestication Merger, the executive officers of SharpLink US will be the same as the executive officers of SharpLink Israel:

Name	SharpLink US Position
Rob Phythian	Chief Executive Officer
Chris Nicholas	Chief Operating Officer
Robert DeLucia	Chief Financial Officer
David Abbott	Chief Technology Officer

Q: As a SharpLink Israel shareholder, how does the SharpLink Israel Board of Directors recommend that I vote?

A: After careful consideration, the SharpLink Israel Board of Directors unanimously recommends that the SharpLink Israel shareholders vote:

●	“FOR” the Domestication Merger Proposal;
●	“FOR” the Incentive Plan Proposal; and
●	“FOR” the Adjournment Proposal.

If on the date of the Meeting, or a date preceding the date on which the Meeting is scheduled, SharpLink Israel reasonably believes that (i) it will not receive proxies sufficient to obtain the required vote to approve all the Proposals, whether or not a quorum would be present, or (ii) it will not have sufficient SharpLink Israel Shares represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Meeting, SharpLink Israel may postpone or adjourn, or make one or more successive postponements or adjournments of, the Meeting.

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Q: What risks should I consider in deciding whether to vote to approve the Domestication Merger?

A: You should carefully review this proxy statement/prospectus, including the section titled “Risk Factors,” which sets forth certain risks and uncertainties related to the Domestication Merger and the operation of SharpLink US as a corporation incorporated under the laws of Delaware.

Q: When do you expect the Domestication Merger to be completed?

A: If the Proposals are approved, it is anticipated that the Domestication Merger will become effective upon the issuance of a certificate of merger by the Israeli Registrar of Companies, which can be issued only after at least 50 days have elapsed after the filing of proposals for the Domestication Merger with the Israeli Registrar of Companies and at least 30 days have elapsed after the approval of the Domestication Merger by the shareholders of SharpLink Israel and Domestication Merger Sub.

Q: Who is entitled to vote?

A: The record date for the Meeting is October 30, 2023. Only shareholders of record of SharpLink Israel at the close of business on that date are entitled to vote at the Meeting. The total number of outstanding ordinary shares and outstanding Preferred A-1 Shares (entitled to vote at the Meeting on an as-converted basis subject to the Beneficial Ownership Limitation included in SharpLink Israel’s Articles), nominal value NIS 0.60 per share, as of the notice date, was 2,833,734 and 0, respectively.

Q: How do I vote?

A: SharpLink Israel shareholders may vote in any of the manners below:

●	Voting in Person. If your shares are registered directly in your name with the SharpLink Israel transfer agent (i.e., you are a “record holder”), you may attend and vote in person at the Meeting. If you are a beneficial owner of shares registered in the name of your broker, bank, trustee or nominee (i.e., your shares are held in “street name”), you are invited to attend the Meeting; however, to vote in person at the Meeting as a beneficial owner, you must first obtain a “legal proxy” from your broker, bank, trustee or nominee authorizing you to do so.

●	Voting by Mail. You may submit your proxy by mail by completing, signing and mailing the enclosed proxy card in the enclosed, postage-paid envelope, or, for shares held in street name, by following the voting instructions provided by your broker, bank, trustee or nominee.

●	Voting by Phone or the Internet. You may authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card or voting instruction card.

If voting by virtue of a “legal proxy” or by mail, the proxy must be received by the SharpLink Israel transfer agent at least 48 hours prior to the appointed time of the Meeting or at SharpLink Israel’s registered office in Minneapolis, Minnesota at least four (4) hours prior to the appointed time of the Meeting to be validly included in the tally of ordinary shares voted at the Meeting.

Q: What is the difference between being a “record holder” and holding shares in “street name?”

A: A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank, broker or other nominee on a person’s behalf.

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Q: Am I entitled to vote if my shares are held in “street name?”

A: If your shares are held by a bank, a brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being forwarded to you by your bank, brokerage firm or other nominee, or the record holder, along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to the record holder, and the broker, bank or other nominee is not entitled to exercise its voting discretion on the matter, the shares will be treated as “broker non-votes.” See “How will broker non-votes be treated” below. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from the record holder.

Q: Am I entitled to dissenters’ rights?

No. SharpLink Israel’s shareholders are not entitled to dissenters’ rights in connection with the Proposals.

Q: What is the quorum requirement?

A: A quorum is necessary to hold a valid meeting. According to SharpLink Israel’s Articles, the quorum required for an extraordinary meeting of shareholders consists of two or more shareholders present, in person or by proxy, who hold shares, in the aggregate, conferring at least 33 1/3 percent of the voting rights in SharpLink Israel. If such quorum is not present within half an hour from the time scheduled for the Meeting, the Meeting will be adjourned for one week to the same day, time and place. If a quorum is not present at the reconvened meeting within half an hour from the time appointed for holding the meeting, any two shareholders present in person or by proxy shall be a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting. Proxies with only broker non-votes are not counted towards the quorum. However, if a proxy is returned with a vote on at least one proposal, even if broker non-votes are returned with respect to the other proposals, the proxy shall count toward the quorum. See “How will broker non-votes be treated” below. Abstentions will also be counted towards the quorum requirement.

Q: Who can attend the Meeting?

A: All SharpLink Israel shareholders of record as of the close of business on the record date, October 30, 2023, may attend the Meeting.

Q: How many votes do I have?

A: On each matter to be voted upon, you have one vote for each SharpLink Israel Share you own as of the record date of the Meeting. The Preferred A-1 Shares are entitled to vote, but with respect to any shareholder only up to the number of votes equal to the number of Ordinary Shares into which the Preferred A-1 Shares would be convertible in accordance with the Beneficial Ownership Limitation. The Preferred B Shares do not have voting rights.

Q: Can I change my vote after I submit my proxy?

A: If you are a record holder of ordinary shares, you may revoke your proxy and change your vote at any time before your proxy is actually voted:

●	by signing and delivering another proxy with a later date;
●	by providing us a written notice of such revocation at least one hour prior to or at the Meeting; or
●	by voting in person at the Meeting so long as you provide us a written notice of the revocation at least one hour before your proxy is voted or before you vote in person at the Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting the record holder, or, if you have obtained a legal proxy from the record holder giving you the right to vote your shares, by attending the Meeting and voting in person.

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Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “For” and “Against” votes, abstentions, and broker non-votes.

Q: What if I do not specify how my shares are to be voted?

A: If you submit a signed proxy but do not indicate any voting instructions, the proxy holders will vote in accordance with the recommendations of SharpLink Israel’s Board of Directors. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, the broker, bank or other nominee may generally vote in its discretion on “discretionary” matters. However, if the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-discretionary” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.”

Q: How will broker non-votes be treated?

A: If beneficial owners do not instruct their broker, bank or other nominee how to vote, the broker may exercise its voting discretion with regard to the shares only on “routine” proposals and not on “non-routine” proposals.

Banks, brokers, or other nominees are not permitted to exercise discretionary voting on “non-routine” matters and therefore submit no vote – or a “broker non-vote” – on non-routine proxy items for which beneficial owners do not provide their voting instructions. A broker non-vote occurs when banks, brokers or other nominees who hold shares in street name for a client return a proxy but provide no instructions as to how shares should be voted on a particular matter.

A broker non-vote on a non-routine proposal on the ballot does not count as a vote for or against such proposal and shall therefore have no effect on the outcome of the vote on that proposal.

Q: What is an abstention and how will abstentions be treated?

A: An “abstention” represents a shareholder’s affirmative choice to decline to vote on a proposal. Abstained shares are treated as shares present for quorum purposes but will have no effect on the Proposals.

Q: Will any other business be conducted at the Meeting?

A: As of the date of this proxy statement, SharpLink Israel knows of no other business that will be presented at the Meeting. If any other matter arises and is presented properly to the shareholders for a vote at the Meeting, the proxy holders will vote your shares in accordance with their best judgment, subject to the rules applicable to broker discretionary voting.

In accordance with the Israeli Companies Law 5759-1999, and regulations promulgated thereunder (the “Israeli Companies Law”), any shareholder of SharpLink Israel holding at least one percent of the outstanding voting rights of SharpLink Israel for the meeting may submit to SharpLink Israel a proposed additional agenda item for the meeting, to SharpLink Israel’s offices, which are located at 333 Washington Ave. N, Suite 104, Minneapolis, MN 55401, no later than November 1, 2023. To the extent that there are any additional agenda items that the SharpLink Israel Board of Directors determines to add as a result of any such submission, SharpLink Israel will publish an updated agenda and proxy card with respect to the meeting, no later than November 8, 2023, which will be furnished to the SEC, on Form DEFA 14A, and will be made available to the public on the SEC’s website at www.sec.gov.

Q: Who is paying for this proxy solicitation?

A: SharpLink Israel will bear the cost of soliciting proxies. In addition to these proxy materials, SharpLink Israel’s directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. SharpLink Israel may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q: Who can help answer my questions?

A: If you are a SharpLink Israel shareholder and would like additional copies, without charge, of this proxy statement/prospectus, or if you have questions about the Domestication Merger and the other Proposals, including the procedures for voting your shares, you should contact SharpLink Israel at the following address:

SharpLink Gaming Ltd.

333 Washington Ave. N, Suite 104,

Minneapolis, MN 55401

Attention: Chief Financial Officer

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SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. To better understand the transactions and the Proposals being considered at the Meeting, you should read this entire proxy statement/prospectus carefully, including the Domestication Merger Agreement and the other annexes to which you are referred to herein. For more information, please see the section titled “Where You Can Find More Information.”

In this proxy statement/prospectus, except where the context otherwise requires and for purposes of this proxy statement/prospectus only:

●	“we,” “us,” the “Company,” “our,” “SharpLink Israel,” or “SBET” refers to SharpLink Gaming Ltd., including its subsidiaries.

●	“Amended and Restated Certificate of Incorporation” refers to the proposed amended and restated certificate of incorporation of SharpLink US after the Domestication Merger.

●	“Bylaws” refers to the proposed bylaws of SharpLink US after the Domestication Merger.

●	“Combined Company” refers SharpLink US, including its wholly owned subsidiary SharpLink Israel and its subsidiaries, following the Domestication Merger.

●	“DGCL” refers to the Delaware General Corporation Law.

●	“FourCubed” refers to the business of 6t4 Company, a Minnesota corporation, FourCubed Management, LLC, a Delaware limited liability company, and Chris Carlson (collectively, the “Sellers”), the assets constituting such business were acquired by the Company through its wholly owned subsidiary, FourCubed Acquisition Company, LLC, pursuant to an Asset Purchase Agreement dated effective December 31, 2021.

●	“Legacy MTS” refers to the telecommunications business operated by SharpLink Gaming Ltd. (f/k/a Mer Telemanagement Solutions Ltd.) prior to its acquisition of SharpLink, Inc. in July 2021.

●	“Ordinary Shares” or “SharpLink Israel Shares” refers to SharpLink Israel’s ordinary shares, par value NIS 0.60 per share.

●	“SharpLink” refers, collectively, to SharpLink Israel, and, following the Domestication Merger, if completed, SharpLink US, unless otherwise indicated.

●	“SharpLink, Inc.” refers to SharpLink, Inc., a Minnesota corporation, and wholly owned subsidiary of SharpLink Israel following the July 2021 merger of SharpLink, Inc. and SharpLink Israel described herein.

●	“SharpLink US” refers to SharpLink Gaming, Inc., a Delaware corporation.

●	“U.S. GAAP” refers to generally accepted accounting principles in the United States.

●	“$,” “dollars,” “US$” or “U.S. dollars” refers to the legal currency of the United States.

●	all discrepancies in any table between the amounts identified as total amounts and the sum of the amounts listed therein are due to rounding.

Unless otherwise indicated, all information in this proxy statement/prospectus gives effect to the 1-for-10 reverse share split of our ordinary shares that became effective on April 25, 2023, and all references to ordinary shares outstanding of SharpLink Israel and per share amounts give effect to such reverse share split.

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Company Overview

Founded in 2019 and headquartered in Minneapolis, Minnesota, SharpLink Israel is a leading business-to-business provider of performance marketing and advanced technology-enabled fan engagement and conversion solutions for the fast emerging U.S. sports betting and iGaming industries. Our base of marquis customers and trusted business partners includes many of the nation’s leading sports media publishers, leagues, teams, sportsbook operators, casinos and sports technology companies, including Turner Sports, NASCAR, PGA TOUR, National Basketball Association (“NBA”), National Collegiate Athletic Association (“NCAA”), NBC Sports, BetMGM, Party Poker, World Poker Tour and Tipico, among numerous others.

Merger of SharpLink, Inc. and Sale of Legacy MTS

In July 2021, SharpLink Israel completed a merger between New SL Acquisition Corp., its wholly owned subsidiary, and SharpLink, Inc. (the “MTS Merger”). In the MTS Merger, SharpLink, Inc. was treated as the acquirer for accounting purposes because, among other reasons, its pre-merger shareholders held a majority of the outstanding shares of SharpLink Israel immediately following the merger. After the merger, SharpLink Israel changed its name from Mer Telemanagement Solutions Ltd. to SharpLink Gaming Ltd. and its ticker symbol from MTSL to SBET. Audited financial statements for SharpLink Israel as of December 31, 2022, and December 31, 2021; and unaudited financial statements of SharpLink Israel for the six months ended June 30, 2023 are included with this proxy statement/prospectus.

On December 31, 2022, SharpLink Israel closed on the sale of its legacy MTS business (“Legacy MTS”) to Israel-based MTS Technology Ltd. (formerly Entrypoint South Ltd.) (the “Buyer”), a subsidiary of Entrypoint Systems 2004 Ltd. In consideration of MTS Technology Ltd. acquiring all rights, title, interests and benefits to Legacy MTS, including 100% of the shares of MTS Integratrak Inc., one of the Company’s U.S. subsidiaries, MTS Technology Ltd. will pay SharpLink an earn-out payment (an “Earn-Out Payment”) equal to three times Legacy MTS’ Earnings Before Interest, Taxes and Depreciation for the year ending December 31, 2023, up to a maximum earn-out payment of $1 million (adjusted to reflect net working capital as of the closing date). Within ten (10) calendar days of the approval by the board of directors of the Buyer of the audited annual financial statements of the Business as at December 31, 2023, and for the 12-month period ending on such date, which shall occur no later than May 31, 2024, Buyer shall deliver to the Seller a schedule certified by its Chief Executive Officer and Chief Financial Officer setting forth the computation of the Earn-Out Payment (as applicable), if any, together with the calculation thereof in an agreed Excel table format (including, but not limiting to all relevant details of the EBITDA calculations for the year 2023).

Acquisition of FourCubed

On December 31, 2021, in a combination of cash and stock transaction, we acquired certain assets of 6t4 Company, a Minnesota corporation and FourCubed Management, LLC, a Delaware limited liability company (collectively “FourCubed”), including FourCubed’s iGaming and affiliate marketing network, known as PAS.net. For more than 16 years, FourCubed provided its global iGaming operating partners with affiliate marketing services. The strategic acquisition of FourCubed brought SharpLink Israel an industry respected operating team with decades of combined experience in conversion through affiliate marketing services and in securing highly profitable, recurring net gaming revenue contracts with many of the world’s leading iGaming companies, including Party Poker, bwin, UNIBET, GG Poker, 888 poker, betfair and others. Originally established in 2005, FourCubed’s international iGaming affiliate network, Poker Affiliate Solutions (“PAS”) is currently comprised of over 12,000 sub-affiliates and has delivered nearly two million referred players since it was launched in 2008 at www.pas.net.

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Merger with SportsHub Games Network Inc.

SharpLink Israel, SHGN Acquisition Corp., a Delaware corporation and wholly owned subsidiary of SharpLink Israel (“Merger Subsidiary”), SportsHub Games Network Inc. (“SportsHub”) and Christian Peterson, an individual acting as the SportsHub stockholders’ representative entered into a Merger Agreement on September 7, 2022, as amended on December 22, 2022. The Merger Agreement, as amended, contained the terms and conditions of the proposed business combination of SharpLink and SportsHub (the “SportsHub Merger”). Pursuant to the Merger Agreement, SportsHub merged with and into Merger Subsidiary with Merger Subsidiary surviving as a wholly owned subsidiary of SharpLink. In association with the transaction, SharpLink issued, in the aggregate, 431,926 Ordinary Shares to common and preferred stockholders of SportsHub, on a fully diluted basis. An additional aggregate of 40,585 Ordinary Shares is being held in escrow for SportsHub shareholders who have yet to provide the applicable documentation required in connection with the SportsHub Merger, as well as shares held in escrow for indemnifiable losses and for the reimbursement of expenses incurred by the stockholder representative in performing his duties pursuant to the Merger Agreement.

Summary of the Domestication Merger

Overview

In the Domestication Merger, SharpLink Israel will become a wholly owned subsidiary of SharpLink US, a Delaware corporation, by Domestication Merger Sub merging with and into SharpLink Israel pursuant to the Domestication Merger Agreement, with SharpLink Israel surviving the merger and becoming a wholly owned subsidiary of SharpLink US. In connection with the Domestication Merger, all SharpLink Israel Shares outstanding immediately prior to the Domestication Merger will convert, on a one-for-one basis, into the right to receive, and become exchangeable for, SharpLink US Common Stock, and all preferred shares, options and warrants of SharpLink Israel outstanding immediately prior to the Domestication Merger will be converted into or exchanged for equivalent securities of SharpLink US. The Debenture convertible into SharpLink Israel Shares will be convertible into shares of SharpLink US Common Stock at the same price and on the same other terms and any interest paid thereunder in shares will be paid in SharpLink US Common Stock. By virtue of the Domestication Merger, all of the SharpLink Israel Shares and SharpLink Israel Preferred Shares shall represent the right to receive the applicable SharpLink US Common Stock and Preferred Stock, shall be deemed to have been transferred to SharpLink US in exchange for the right to receive such applicable SharpLink US Common Stock and Preferred Stock, and each holder of a certificate or of evidence of shares in book-entry account, representing any certificated or non-certificated SharpLink Israel Shares or SharpLink Israel Preferred Shares, shall cease to have any rights with respect thereto, except the right to receive the applicable SharpLink US Common Stock and Preferred Stock.

Immediately following the Domestication Merger, SharpLink Israel will be a wholly owned subsidiary of SharpLink US, and (i) SharpLink Israel will continue to possess all of SharpLink Israel’s assets, rights, powers and property as constituted immediately prior to the Domestication Merger; (ii) SharpLink Israel will continue to be subject to all of SharpLink Israel’s debts, liabilities and obligations as constituted immediately prior to the Domestication Merger; (iii) each issued and outstanding SharpLink Israel Share will be automatically converted into the right to receive, and become exchangeable for, one share of fully paid and non-assessable share of SharpLink US Common Stock; (iv) each issued and outstanding SharpLink Israel Preferred Share will be automatically converted into the right to receive, and become exchangeable for, one share of SharpLink US preferred stock with equivalent terms; (v) each option, warrant, or other right to acquire a SharpLink Israel Share will become a right to acquire one share of SharpLink US Common Stock at the same price and on the same other terms; and (vi) the Debenture convertible into SharpLink Israel Shares will be convertible into shares of SharpLink US Common Stock at the same price and on the same other terms and any interest paid thereunder in shares will be paid in SharpLink US Common Stock.

Subject to the completion of the timely filing of notice to The Nasdaq Stock Market, LLC (“Nasdaq”) of the Domestication Merger, following the closing of the Domestication Merger, the SharpLink US Common Stock will be listed on the Nasdaq Capital Market and will trade under SharpLink US’s name and trading symbol “SBET.” In the event that SharpLink Israel’s ordinary shares are delisted from the Nasdaq Capital Market, the parties to the Merger Agreement may waive the condition to closing relating to the Nasdaq listing.

SharpLink US’s Post-Closing Board of Directors

The members of the SharpLink US Board of Directors will be the same as the directors of SharpLink Israel prior to the Domestication Merger. Under the Amended and Restated Certificate of Incorporation of SharpLink US, each member of the SharpLink US Board of Directors will serve a term that continues until the next election of directors. The Board of Directors of SharpLink US will be comprised as follows:

Name
Joseph Housman
Rob Phythian
Chris Nicholas
Paul Abdo
Tom Doering
Scott Pollei
Adrienne Anderson

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Conditions to Closing

Consummation of the Domestication Merger is subject to certain closing conditions, including, among other things, (i) approval of the Domestication Merger Proposal by the shareholders of SharpLink Israel, (ii) the effectiveness of the registration statement, of which this proxy statement/prospectus forms a part, (iii) the approval for listing of the shares of SharpLink US Common Stock being issued in connection with the Domestication Merger on the Nasdaq Capital Market at or prior to completion of the Domestication Merger, and (iv) the receipt of tax rulings from the Israel Tax Authority with respect to the Domestication Merger. The Merger Agreement provides that the parties to the Merger Agreement may, to the extent permissible by applicable law, waive any of the closing conditions.

In the event that SharpLink Israel’s ordinary shares are delisted from the Nasdaq Capital Market, the parties to the Merger Agreement may waive the condition to closing relating to the Nasdaq listing.

Risk Factors

The business of SharpLink Israel is, and the business of SharpLink US will be, subject to various risks associated with its business and industry, and an investment in the stock of SharpLink Israel and SharpLink US will be subject to a number of risks related to market factors and other matters. These risks and other risks are discussed in greater detail under the section titled “Risk Factors” and in the documents incorporated by reference in this proxy statement/prospectus. You are encouraged to read and consider all of these risks carefully.

Regulatory Approvals and Notices

In the U.S., SharpLink Israel and SharpLink US must comply with applicable federal and state securities laws and the rules and regulations of Nasdaq in connection with the issuance of shares of SharpLink US Common Stock and other SharpLink US securities pursuant to the Domestication Merger Agreement and the Domestication Merger and the filing of this proxy statement/prospectus with the SEC. As of the date hereof, the registration statement, of which this proxy statement/prospectus is a part, has not become effective. In Israel, SharpLink Israel intends to receive tax rulings from the Israel Tax Authority with respect to the Domestication Merger. In addition, pursuant to the Encouragement of Research, Development and Technological Innovation in the Industry Law, 5744-1984, and the regulations, guidelines, rules, procedures, and benefit tracks thereunder, (collectively, the “Innovation Law”), to which SharpLink Israel is subject due to its receipt of grants from the Israel Innovation Authority (the “IIA”), a recipient of IIA grants must report to the IIA regarding any change in the holding of means of control of the recipient which transforms any non-Israeli citizen or resident into an “interested party,” as defined in the Israeli Securities Law (e.g., an acquiree of 5% or more of the capital of SharpLink Israel) and any change in control of SharpLink Israel. The Innovation Law requires that such “interested party” non-Israeli citizen or resident shall execute an undertaking in favor of the IIA to observe, and to make reasonable efforts that the recipient shall observe, the requirements of the Innovation Law, in a form prescribed by the IIA.

Nasdaq Listing

As noted above, it is a condition to the Domestication Merger that the shares of SharpLink US Common Stock being issued in connection with the Domestication Merger be approved for listing on the Nasdaq Capital Market at or prior to completion of the Domestication Merger. Subject to the completion of the timely filing of notice to Nasdaq of the Domestication Merger, following the closing of the Domestication Merger, the SharpLink US Common Stock will be listed on the Nasdaq Capital Market and will trade under SharpLink US’s name and trading symbol “SBET.” In the event that SharpLink Israel’s ordinary shares are delisted from the Nasdaq Capital Market, the parties to the Merger Agreement may waive the condition to closing relating to the Nasdaq listing.

Appraisal Rights and Dissenters’ Rights

SharpLink Israel shareholders are not entitled to appraisal rights in connection with the Proposals.

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Comparison of SharpLink US Stockholder Rights and SharpLink Israel Shareholder Rights

SharpLink Israel was incorporated under the laws of Israel, and SharpLink US was incorporated under the laws of the State of Delaware. In connection with the Domestication Merger, all SharpLink Israel Shares outstanding immediately prior to the Domestication Merger will convert, on a one-for-one basis, into shares of SharpLink US Common Stock and all preferred shares, options, and warrants of SharpLink Israel outstanding immediately prior to the Domestication Merger will be exchanged for equivalent securities of SharpLink US, on a one-for-one basis. Therefore, if the Domestication Merger is completed, SharpLink Israel shareholders will become stockholders of SharpLink US, and their rights will be governed by the DGCL, the Bylaws of SharpLink US (the “Bylaws”) and, the Amended and Restated Certificate of Incorporation of SharpLink US.

The rights of SharpLink Israel shareholders under the Israeli Companies Law and the SharpLink Israel Articles differ from the rights under the DGCL and the Amended and Restated Certificate of Incorporation and Bylaws of SharpLink US as more fully described under the section titled “Differences in Shareholder Rights.”

MARKET PRICE AND DIVIDEND INFORMATION

SharpLink Israel Shares have been listed on the Nasdaq Capital Market under the symbol “SBET” since July 2021. On October 24, 2023, the last full trading day immediately preceding the filing of this proxy statement/prospectus, the closing price per share of SharpLink Israel Shares on Nasdaq was $1.63.

Following the closing of the Domestication Merger, the SharpLink US Common Stock will be listed on the Nasdaq Capital Market and will trade under SharpLink Israel’s current symbol “SBET.” In the event that SharpLink Israel’s ordinary shares are delisted from the Nasdaq Capital Market, the parties to the Merger Agreement may waive the condition to closing relating to the Nasdaq listing.

As of October 24, 2023, SharpLink Israel had 108 shareholders of record. The number of record holders was determined from the records of SharpLink Israel’s transfer agent and does not include beneficial owners of SharpLink Israel Shares whose shares are held in the names of various security brokers, dealers and registered clearing agencies. SharpLink Israel’s transfer agent is Equiniti/American Stock Transfer & Trust.

Dividend Policy

SharpLink Israel has never declared any cash dividends since inception and SharpLink Israel does not anticipate paying any dividends in the foreseeable future. Instead, SharpLink Israel anticipates that all of its earnings will be used to provide working capital, to support its operations, and to finance the growth and development of its business. The payment of dividends is within the discretion of the Board and will depend on its earnings, capital requirements, financial condition, prospects, applicable Israeli law, which, among other requirements, provides that dividends are only payable out of retained earnings, and other factors its Board might deem relevant. There are no restrictions that currently limit our ability to pay dividends on its Ordinary Shares other than those generally imposed by applicable Israeli law and the restriction imposed by terms of the Series B Preferred Shares and the Debenture, which provide that as long as any portion of the Series B Preferred Shares and Debenture remains outstanding, unless the holders of at least 50.1% of the Series B Preferred Shares and 67% in principal amount of the then outstanding Debenture shall have otherwise given prior written consent, SharpLink Israel shall not, and shall not permit any of the subsidiaries to, directly or indirectly pay cash dividends or distributions on any equity securities of SharpLink Israel.

SharpLink US intends to reinvest any earnings for development and expansion of its business and does not anticipate paying any cash dividends in the foreseeable future.

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RISK FACTORS

If the Domestication Merger is completed, which is expected to occur in the second half of 2023, SharpLink Israel will become a wholly owned subsidiary of SharpLink US and holders of SharpLink Israel Shares will become stockholders of SharpLink US. As a result of the Domestication Merger, the corporate law and governing documents governing the company that will be held by you will be different. You should carefully consider the factors described below, together with all of the other information contained in this proxy statement/prospectus, before making a decision about voting on the proposals submitted for your consideration. If any of the risks discussed below actually occur, the business, financial condition, operating results and cash flows of SharpLink Israel and/or SharpLink US could be materially adversely affected. The risks described below are not the only risks facing SharpLink Israel and SharpLink US. Additional risks and uncertainties not presently known to SharpLink Israel or SharpLink US or that SharpLink Israel or SharpLink US currently deem immaterial also may impair their business operations.

Summary of the Material Risks Associated with SharpLink Israel’s Business

These risks include, but are not limited to, the following:

●	Competition within the emerging U.S. online sports betting and iGaming industries is intense and continues to evolve rapidly. If we fail to compete effectively, we could experience the loss of clients, reduced margins or loss of market share. Moreover, reductions in discretionary consumer spending could have an adverse effect on our business, financial condition, results of operations and prospects.

●	If we are unable to increase our revenues, or if our operating costs are higher than expected, we may not be able to achieve profitability and our operating results may fluctuate significantly. Our projections are subject to significant risks, assumptions, estimates and uncertainties, including assumptions regarding future legislation and changes in state regulations. As a result, our projected revenues, market share, expenses and ability to achieve profitability may differ materially from our expectations.

●	We will require additional capital to support our growth plans and such capital may not be available on reasonable terms or at all. If we cannot raise sufficient capital, there is substantial doubt about our ability to continue as a going concern.

●	Our indebtedness could adversely affect our business. Our debt obligations require us to use a portion of our operating cash flow to pay interest and principal on indebtedness instead of for other corporate purposes, including funding future expansion of our business, acquisitions and ongoing capital expenditures, which could impede our future growth.

●	The success of our existing or future free-to-play games, fantasy sports properties, and sports betting and iGaming technologies and products depends on a variety of factors and is not completely controlled by us.

●	We rely on information technology and other systems and services, and any failures, errors, defects or disruptions in our systems or services could diminish our brand and reputation, subject us to liability, disrupt our business, affect our ability to scale our technical infrastructure and adversely affect our operation results and growth prospects. Our games and other sports betting conversion products and services, and the third-party platforms upon which they make available could contain undetected errors.

●	We rely on other third-party sports data providers for real-time and accurate data relating to sporting events, teams and players, and if such third parties do not perform adequately or terminate their relationships with us, our costs may increase and our business, financial condition and results of operations could be adversely affected.

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●	If Internet and other technology-based service providers experience service interruptions, our ability to conduct our business may be impaired and our business, financial condition and results of operations could be adversely affected.

●	Our growth prospects may suffer if we are unable to develop successful offerings or if we fail to pursue the development of additional offerings. In addition, if we fail to make the right investment decisions in our offerings and technologies, we may not attract and retain key users and our revenue and results of operations may decline.

●	We rely on relationships with sports leagues, sports media organizations and sportsbooks and loss of existing relationships or failure to renew or expand existing relationships may cause loss of a competitive advantage or require us to modify, limit or discontinue certain offerings, which could materially and adversely affect our business, financial condition, results of operations and prospects.

●	We depend on a limited number of customers for a substantial portion of our Affiliate Marketing Services – International revenue, and the loss of customers, unfavorable changes to terms in customer contracts or unfavorable changes in the markets served by our customers due to geopolitical, regulatory or other facts could materially and adversely affect our revenue, profitability and financial condition.

●	We may invest in or acquire other businesses, and our business may suffer if we are unable to successfully integrate acquired businesses into our Company or otherwise manage the growth associated with multiple acquisitions.

●	Our business is subject to a variety of U.S. and foreign laws, many of which are still developing, and which could subject us to claims or otherwise harm our business. Any change in existing regulations or their interpretation, or the regulatory climate applicable to our products and services, could adversely impact our ability to operate our business as currently conducted or as we seek to operate in the future, which could have a material adverse impact on our financial condition and results of operations.

●	Our growth prospects depend on the legal status of real-money gaming in various jurisdictions, predominantly within the United States, and legalization may not occur in as many states as we expect or may occur at a slower pace than we anticipate. Additionally, even if jurisdictions legalize real money gaming, this may be accompanied by legislative or regulatory restrictions and/or taxes that make it impracticable or less attractive to operate in those jurisdictions, or the process of implementing regulations or securing the necessary licenses to operate in a particular jurisdiction may take longer than we anticipate, which could adversely affect our future results of operations and make it more difficult to meet our expectations for financial performance.

●	Our growth prospects and market potential will depend on our ability to obtain licenses to operate in a number of jurisdictions and if we fail to obtain and subsequently maintain such licenses our business, financial condition, results of operations and prospects could be impaired.

●	We have been, and continue to be, the subject of state governmental investigations and inquiries with respect to the operation of our businesses and we could be subject to future governmental investigations and inquiries, legal proceedings and regulatory actions. Any such investigation, inquiry, proceeding or action could adversely affect our business.

●	Negative events or negative media coverage relating to, or a declining popularity of fantasy sports, sports betting, the underlying sports or athletes, online sports betting or iGaming, or other negative coverage may adversely impact our ability to retain or attract users, which could have an adverse impact on our business.

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●	Due to the nature of our business, we are subject to taxation in a number of jurisdictions and changes in, or new interpretations of, tax laws, tax rulings or their application by tax authorities could result in additional tax liabilities and could materially affect our financial condition and results of operations. We are also subject to periodic audits and examinations by the Internal Revenue Service (the “IRS”), as well as state and local taxing authorities, the results of which may materially impact our financial statements in the period in which the audit or examination occurs.

●	The trading price of our ordinary shares has been, and will likely continue to be, volatile and you could lose all or part of your investment. In addition, we have been subject to continued listing deficiencies associated with the trading of our ordinary shares on Nasdaq. If we are not able to cure continued listing deficiencies or demonstrate compliance with minimum continued listing deficiencies in the future, Nasdaq could elect to delist our stock from The Nasdaq Capital Market, which may adversely affect our share price, our ability to raise future growth capital and our ability to attract broader market support from the investment community.

●	Our recruitment and retention of qualified personnel and key employees, including members of our senior management team, are vital to growing our business and meeting our business plans. The loss of any of our key executives or other key employees could harm our business.

The summary risk factors described above should be read together with the text of the full risk factors below and in other information set forth in this proxy statement/prospectus, including our consolidated financial statements and the related notes, as well as in other documents that we file with the SEC. If any such risks and uncertainties actually occur, our business, prospects, financial condition and results of operations could be materially and adversely affected. The risks summarized above or described in full below are not the only risks that we face. Additional risks and uncertainties not currently known to us, or that we currently deem to be immaterial, may also materially, adversely affect our business, prospects, financial condition and results of operations.

Risks Related to SharpLink Israel’s Business and the Industries SharpLink Israel Serves

SharpLink Israel has a history of losses and may not be able to achieve or sustain profitability in the future.

SharpLink Israel has a history of incurring net losses and SharpLink Israel may not achieve or maintain profitability in the future. SharpLink Israel experienced net losses of approximately $15.2 million and $55.7 million for the years ended December 31, 2022 and December 31, 2021, respectively; and $5.9 million and $10.5 million for the six months ended June 30, 2023 and June 30, 2022, respectively. As of June 30, 2023, SharpLink Israel had an accumulated deficit of $79.8 million. We cannot predict when or whether we will reach or maintain profitability. We also expect our operating expenses to increase in the future as we continue to invest for SharpLink Israel’s future growth, which will negatively affect our results of operations if our total revenue does not increase.

If SharpLink Israel is unable to increase its revenues, or if its operating costs are higher than expected, it may not be able to achieve profitability and its operating results may fluctuate significantly.

SharpLink Israel may not be able to accurately forecast its revenues or future revenue growth rate. Many of our expenses, particularly personnel costs and occupancy costs, are relatively fixed, but we may experience higher than expected operating costs, including increased selling and marketing costs, investments in geographic expansion, audience acquisition costs, communications costs, travel costs, software development costs, third-party technology licensing fees, audit and legal fees, professional fees and other costs. As a result, we may not be able to adjust spending quickly enough to offset any unexpected increase in expenses or revenue shortfall. Increased competition could lead to significant price pressure for the products and services we provide, which could make profitability even more challenging.

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If operating costs exceed our expectations and cannot be adjusted accordingly, SharpLink Israel’s results of operations and financial position could be materially and adversely affected. Additionally, it may not be able to sustain its current revenue and any revenue growth. Reduced demand, whether due to a weakening of the global economy, reduction in consumer spending, competition or other reasons, may result in decreased revenues and growth, and a material adverse effect on SharpLink Israel’s operating results.

SharpLink Israel will require additional capital to support its growth plans and such capital may not be available on reasonable terms or at all. If SharpLink Israel cannot raise sufficient capital, there is substantial doubt about its ability to continue as a going concern.

In the pursuit of SharpLink Israel’s long-term growth strategy and the development of our sports betting conversion, affiliate marketing services and related businesses, we have sustained continued operating losses. During the years ended December 31, 2022 and 2021, SharpLink Israel had a net loss from continuing operations of $15.3 million and $33.5 million, respectively, and cash used in operating activities from continuing operations of $6.5 million and $5.9 million. For the six months ended June 30, 2023 and 2022, SharpLink Israel had a net loss from continuing operations of $5,970,904 million and $10,599,807, respectively, and cash used in operating activities from continuing operations of $11,991,510 and $4,752,823. To help fund our operations, we raised capital from banks and outside investors in the aggregate amounts of $3.3 million and $15.9 million for the years ended December 31, 2022 and 2021, respectively, in the form of a term loan in 2022 and the sale of Ordinary Shares and conversion of preferred stock, and sale of prefunded and regular warrants during 2021. Based on continued expected cash needs to fund our ongoing technology development initiatives and grow our Affiliate Marketing Services–United States operations, we may require additional liquidity to continue our operations for the next year. In February 2023, SharpLink Israel closed on a $4.4 million convertible debenture and signed a two-year $7.0 million revolving loan agreement with our commercial lender.

Until SharpLink Israel can generate a sufficient amount of revenue to finance its capital needs, which it may never achieve, we expect to finance our cash needs primarily through public or private equity financings or conventional debt financings. We cannot be certain that additional funding will be available on acceptable terms or at all. If we are not able to secure additional funding when needed to support our business growth and to respond to business challenges, track and comply with applicable laws and regulations, develop new technology and services or enhance our existing offering, improve our operating infrastructure, enhance our information security systems to combat changing cyber threats and expand personnel to support our business, we may have to delay or reduce the scope of planned strategic growth initiatives. Moreover, any additional equity financing that we obtain may dilute the ownership held by our existing shareholders. The economic dilution to our shareholders will be significant if our stock price does not materially increase, or if the effective price of any sale is below the price paid by a particular shareholder. Any debt financing could involve substantial restrictions on activities and creditors could seek additional pledges of some or all of our assets. If we fail to obtain additional funding as needed, we may be forced to cease or scale back operations, and our results, financial conditions and stock price would be adversely affected.

Our indebtedness could adversely affect our business.

As of June 30, 2023, we had $7,281,949 in consolidated debt which includes the assumption of repayment obligations from the SportsHub Merger. More specifically, with the closing of the SportsHub Merger on December 22, 2022, we assumed repayment obligations of $5,387,850 in connection with a revolving line of credit and a term note held by SportsHub. In addition, on February 13, 2023, SharpLink, Inc. (the “Borrower”), a Minnesota corporation and wholly owned subsidiary of SharpLink Israel, entered into a Revolving Credit Agreement (the “2023 Revolving Credit Agreement”) with Platinum Bank, a Minnesota banking corporation (the “Lender”) and executed a revolving promissory note of $7,000,000 (the “2023 Revolving Note”). The 2023 Revolving Credit Agreement provides for a two-year revolving line of credit (the “2023 Credit Line”) in the original principal amount of $7,000,000. The annual rate of interest to accrue on the outstanding principal balance of the 2023 Credit Line shall be annum interest rate equal to the prime rate plus 50 basis points, with such rate to be adjusted on and effective as of the same day the prime rate changes. The Borrower is subject to normal and customary representations and covenants, including the delivery of audited annual financial statements within 120 days of its fiscal year end.

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The Company’s indebtedness could have adverse consequences, including, but not limited to:

●	making it more difficult to satisfy our financial obligations when debt obligations become due;

●	limiting our ability to compete and our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate; and

●	limiting our ability to borrow additional funds for working capital, capital expenditures, acquisitions and general corporate or other purposes.

Our debt obligations require us to use a portion of our operating cash flow to pay interest and principal on indebtedness instead of for other corporate purposes, including funding future expansion of our business, acquisitions and ongoing capital expenditures, which could impede our future growth. If our operating cash flow and capital resources are insufficient to service our debt obligations, we may be forced to sell assets, seek additional equity or debt financing or restructure our debt, which could harm our long-term business prospects. Our failure to comply with the covenants contained in the terms of our indebtedness could result in an event of default which, if not cured or waived, could result in the acceleration of the debt.

Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.

On March 10, 2023, the Federal Deposit Insurance Corporation (the “FDIC”) took control of Silicon Valley Bank (“SVB”) and created the National Bank of Santa Clara to hold the deposits of SVB after SVB was unable to continue their operations. As of that date, we had approximately $336,000 held in SVB. We have wired all of the deposits at SVB to another financial institution. The failure of SVB has not caused any negative impact on our operations. Nevertheless, we regularly maintain cash balances at third-party financial institutions, including Platinum Bank, in excess of the FDIC insurance limit. In addition, we have signed several loan agreements with Platinum Bank. A failure of Platinum Bank, and/or any other financial institution where we maintain cash balances, similar to SVB, to return our deposits, or if any such bank is subject to other adverse conditions in the financial or credit markets, could impact access to our invested cash or cash equivalents and could adversely impact our operating liquidity and financial performance.

SharpLink Israel’s C4 sports betting conversion solutions are still in the early stages of development and commercialization. Failure to successfully develop, test and commercially expand such technology solutions could have a material adverse effect on our business, financial condition, results of operations and prospects.

Our sports betting conversion solutions, marketed under the brand “C4,” are critical to our overall business strategy and our ability to achieve and maintain profitability. While our sports betting conversion solution has been launched, it is still in the early stages of development, has had only limited functionality testing and development, and is commercialized with only two proprietary Fantasy Sports properties, one sportsbook and with bets that have been generally limited to American football, golf and auto racing. Successful development and testing depend on a number of circumstances, many of which are not in our control, including without limitation, the ability to attract and retain developers, the interest of third parties in pilot testing or early adoption and the response to any unexpected errors or issues.

In addition, even if development and testing of our C4 solutions are generally successful, there can be no assurance that we will be able to sell such service to prospective clients on commercially reasonable terms, if at all. If we are unable to successfully develop and test the C4 solutions to work seamlessly with other sportsbooks and media organizations on a wide variety of sports and bet types, or if our sports betting conversion solutions fail to attract clients on commercially reasonable terms and/or meet client expectations, we may not experience any meaningful commercial success with respect to our C4 betting conversion solution, which would materially and adversely affect our business, financial condition, results of operations and prospects.

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SharpLink Israel relies on relationships with sports leagues, sports media organizations and sportsbooks and loss of existing relationships or failure to renew or expand existing relationships may cause loss of a competitive advantage or require us to modify, limit or discontinue certain offerings, which could materially and adversely affect our business, financial condition, results of operations and prospects.

SharpLink Israel relies on relationships with sports leagues, sports media organizations and sports betting bookmakers, and the future success of our business may depend, in part, on our ability to obtain, retain and expand such relationships. Our arrangements with sports leagues, sports media organizations and sportsbooks may not continue to be available to us on commercially reasonable terms, or at all. In addition, the industries we operate in are highly competitive. It is common for multiple competitors to provide services to clients simultaneously and we expect this to continue. In the event we lose existing arrangements or cannot renew and expand existing arrangements, we may be required to discontinue or limit our offerings or services, which could materially and adversely affect our financial condition and business operation.

SharpLink Israel operates in a competitive market and may lose clients and relationships to both existing and future competitors.

The markets for fantasy sports and F2P games, sports data-related solutions and performance marketing services are competitive and rapidly changing. The sports betting and sports media industries are particularly competitive and fast growing. Competition in these markets may increase further if economic conditions or other circumstances cause consumer bases and consumer spending to decrease and service providers to compete for fewer consumer resources. Our existing and future competitors have, or may in the future have or obtain, greater name recognition, larger customer and audience bases, better technology or data, lower prices, exclusive or better access to data, greater user traffic or greater financial, technical or marketing resources than we have. Our competitors may be able to undertake more effective marketing campaigns, obtain more data, adopt more aggressive pricing policies, make more attractive offers to potential employees, subscribers, sports betting operators, sports leagues, sports media organizations, distribution partners and content providers or may be able to respond more quickly to new or emerging technologies or changes in user requirements. If our competitors develop technology before we do, our business and profitability could be materially and adversely affected. If we are unable to maintain or develop relationships with sports leagues, sports media organizations and sportsbooks, our revenues will fail to grow or may even decline, in each case having a material adverse effect on our business, financial condition, results of operations and prospects.

Our revenue prospects may be materially and adversely affected if we are unable to acquire companies with complementary technology or that operate in the same or complementary industries; and any such acquisition efforts may divert management’s attention from other critical activities.

We may seek to grow revenue in part through acquisition of companies with similar or complementary technology or that operate in similar or complementary industries. The market for acquisitions is highly competitive and subject to several factors, including without limitation, general economic conditions and tax or other regulatory changes. Furthermore, acquisitions require a significant amount of management time and resources, both in terms of execution and integration of any acquisition target. In addition, our competitors have been and may continue to also pursue acquisitions and have or may have better capital resources than us, stronger name recognition in the acquisition market and a longer history of successful transactions. Our revenue prospects may be materially and adversely affected if we are unable to make successful acquisitions. Further, pursuing such activities may divert attention from other critical activities of our business plan, such as development, testing and commercialization of products and services.

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SharpLink Israel’s business may be materially and adversely affected if we are unable to keep pace with or adapt to rapidly changing technology, evolving industry standards and changing regulatory requirements, or if we do not invest in product development and provide services that are attractive to our clients.

Our future business and financial success will depend on our ability to continue to anticipate the needs of our clients or potential clients in order to successfully introduce new and upgraded products and services and to successfully implement our current and future geographic and product and service expansion plans. To be successful, we must be able to quickly adapt to changes in technology, industry standards and regulatory requirements by continually enhancing our technology, services and solutions. Developing new services and upgrades to services, as well as integrating and coordinating current services, imposes burdens on our product development team and management. These processes are costly and time intensive, and our efforts to develop, integrate and enhance our products and services may not be successful. In addition, successfully scaling up and launching and selling a new or upgraded product or service puts additional strain on our sales and marketing resources. Investing resources towards increasing the depth of our coverage within existing markets imposes additional burdens on our personnel and capital resources. If we are unable to manage our expansion efforts effectively, in obtaining greater market share or in obtaining widespread adoption of our current or future products and services, we may not be able to offset the expenses associated with the launch and marketing of the new or upgraded services, which could have a material adverse effect on our financial results.

If we are unable to develop new or upgraded products and services or decide to combine, shift focus from, or phase out a product or service, then our clients may choose a competitive product or service over us, our revenues may decline, and our ability to achieve or maintain profitability may be reduced. If we incur significant costs in developing new or upgraded services or combining and coordinating existing services, if we are not successful in marketing and selling these new services or upgrades, or if our clients fail to accept these new or combined and coordinating services, then there could be a material adverse effect on our results of operations, and we may never achieve profitability. If we eliminate or phase out a product or service and we are not able to offer and successfully market and sell alternative products or services, our revenues may decrease, which could have a material adverse effect on our results of operations.

The loss or significant reduction in business from one or more of our large clients could materially and adversely affect our business, financial condition and results of operations.

A material portion of our revenue is concentrated on some of our largest clients, and we do not have long-term contracts that require these clients to continue to use our services. Our revenue growth depends on our ability to obtain new clients and achieve and sustain a high level of renewal rates with respect to our existing clients. Failure to achieve one or more of these objectives could have a material adverse effect on our business, financial condition and operating results.

SharpLink Israel’s operations are subject to seasonal fluctuations that may impact results of operations and cash flow.

Although the sporting calendar is year-round, there is seasonality in sporting events that may impact our operations and operations of sports leagues, sports media organizations, casinos and sports betting bookmakers. Certain sports only hold events during portions of the calendar year, such as the NFL, which plays games in the fall and winter months. Sports off-seasons cause decreases in our revenues and revenues of our clients, and factors such as playoffs, championships or similar events are unknown and may not yield consistent sources of revenue for us and our clients. Further, our revenue and the revenue of our clients may also be affected by the scheduling of major sporting events that do not occur annually, such as the Olympics or World Cup, or the cancellation or postponement of sporting events and races, such as postponements which resulted from the COVID-19 pandemic. Such fluctuations and uncertainties may have a material adverse effect on our future financial condition or results of operation.

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Our business and operating results and operating results of our clients and vendors may be significantly impacted by general economic, political and social conditions, pandemics, wars or terrorist activity, severe weather events and other natural disasters, and the health of the sports, entertainment and sports betting industries.

Our business and operating results and the business and operating results of our clients and vendors are subject to global economic conditions and their impact on levels of consumer spending. Economic recessions have had, and may continue to have, far reaching adverse consequences across many industries, including the global sports, entertainment and sports betting industries, and may have a material adverse effect on our business and financial condition and the business and financial condition of our clients, business partners and vendors. If the U.S. or international economies experience another recession or any of the relevant regional or local economies suffer a continued downturn, we may experience a material adverse effect on our business, financial condition, results of operations and prospects.

Adverse developments affecting financial markets and economies throughout the world, including fluctuation in stock markets resulting from, among other things, trends in the economy as a whole, a general tightening of availability of credit, decreased liquidity in certain financial markets, increased interest rates, foreign exchange fluctuations, increased energy costs, acts of war or terrorism, transportation disruptions, severe weather events and other natural disasters, declining consumer confidence, sustained high levels of unemployment or significant declines or volatility in stock markets, as well as concerns regarding pandemics, epidemics and the spread of contagious diseases, may further reduce spending on sporting events, sports betting and marketing services and may negatively affect the sports, entertainment and sports betting industries. Any one of these developments could have a material adverse effect on our business, financial condition, results of operations and prospects.

We depend on a limited number of customers for a substantial portion of our Affiliate Marketing Services – International revenue, and the loss of customers, unfavorable changes to terms in customer contracts or unfavorable changes in the markets served by our customers due to geopolitical, regulatory or other facts could materially and adversely affect our revenue, profitability and financial condition.

Our Affiliate Marketing Services – International business segment generates revenue by delivering a broad base of players to iGaming operators, which are our customers. The loss of any of our key operators, or a significant reduction in sales or contracted rates to any key operator, or unfavorable changes in contracts with operators due to geopolitical, regulatory or other factors, could significantly reduce our revenue, margins and earnings and adversely affect our business. Entain plc, an operator, is our largest customer, comprising approximately 75% of our Affiliate Marketing Services – International business segment’s revenue for the year ended December 31, 2022. The contract with this customer requires a nominal notice period to terminate the contract. If notice were provided, our revenues would decline from then-current net gaming revenue rates to approximately one-third the then-current rate.

The impact to gross margin percentage would be a similar reduction to that of revenue percentage as we pay our sub-affiliates based on a percentage of the then-current net gaming revenue and any reduction in our revenue would be a corresponding reduction in our cost of revenue. This customer also has the unilateral right to cease offering services in the markets in which it operates, which would result in the loss of revenue to us. In response to a removal of service offerings in various markets, our Affiliate Marketing Services – International segment has the ability to market our user base to other operators who continue to offer service to the various markets. If we are required to change service providers, we expect to incur switching costs, which could include lost revenues during the transition period and additional player promotions to incentive players to migrate to a new platform once the platform previously used is no longer available.

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On February 24, 2022, Russia launched an invasion in Ukraine. In connection with the status of international relations with Russia, particularly in light of Russian’s invasion of Ukraine, the U.S. government and the European Union have adopted sanctions on certain industry sectors and parties in Russia. The United States and other countries may implement additional actions, including trade actions, tariffs, export controls and sanctions against other countries or localities, including potentially against certain Russian government, government-related or other entities or individuals related to actions in Ukraine, which along with any retaliatory measures could increase costs, adversely affect our operations or adversely affect our ability to meet contractual and financial obligations. These potential sanctions and export controls, as well as any responses from Russia, could adversely affect us and/or the Company’s business partners or customers. While these factors and their impact are difficult to predict, any one or more of them could have a material adverse effect on our competitive position, results of operations, financial condition or liquidity. For example, Entain plc, the largest customer of our Affiliate Marketing Services – International business segment, informed us in February 2022 it had elected to exit the Russian market in response to Russia’s conflict with Ukraine, resulting in the loss of approximately 40% of the annual revenue historically generated from this customer. Consequently, during the year ended December 31, 2022, SharpLink Israel recorded goodwill and intangible asset impairment charges of $4,726,000, largely resulting from Entain plc’s loss of access to customers in Russia.

Our recruitment and retention of qualified personnel and key employees, including members of our senior management team, are vital to growing our business and meeting our business plans. The loss of any of our key executives or other key employees could harm our business.

We depend on a limited number of key employees to manage and operate our businesses. We believe a significant portion of our success is owed to our co-founders, Rob Phythian and Chris Nicholas, and their longstanding relationships with sports leagues, sports media companies and fantasy sports companies. The leadership of Mr. Phythian, Mr. Nicholas and our other current executive officers and key employees has been critical and the departure of Mr. Phythian, Mr. Nicholas or any one of our other executive officers or other key employees, or other extended or permanent loss of any of their services, or any negative market or industry perception with respect to any of them or their loss, could have a material adverse effect on our businesses. We may not be able to attract or retain such highly qualified personnel in the future, and we do not expect that we will be able to replace their longstanding industry relationships. In addition, the loss of employees or the inability to hire qualified personnel that are knowledgeable regarding the sports betting and online gaming industries could result in significant disruptions to our business, and the integration of replacement personnel could be time-consuming and expensive and cause additional disruptions to our business.

The sports betting and online gaming industries require specific knowledge that is not easily transferable from other industries and finding suitable replacements for specialized roles can be challenging in a limited talent pool. The prevailing tight labor market in the United States has also made hiring more difficult and the costs of hiring more expensive, including for technical workers. If we do not succeed in attracting, hiring and integrating qualified personnel, or retaining and motivating existing personnel, we may be unable to grow effectively and our business, financial condition, results of operations and prospects could be materially and adversely affected. In addition, the effects of inflation of compensation and related employee costs may have a material adverse effect on our financial condition and results of operations.

Negative events or negative media coverage relating to, or a declining popularity of fantasy sports, sports betting, the underlying sports or athletes, online sports betting, iGaming or other negative coverage may adversely impact our ability to retain or attract users, which could have an adverse impact on our business.

Public opinion can significantly influence our business. Unfavorable publicity regarding us, for example, our product changes, product quality, litigation, or regulatory activity, or regarding the actions of third parties with whom we have relationships or the underlying sports (including declining popularity of the sports or athletes), could seriously harm our reputation. In addition, a negative shift in the perception of sports betting and iGaming by the public or by politicians, state legislators, lobbyists or others could affect future legislation of sports betting and iGaming, which could cause jurisdictions to abandon proposals to legalize sports betting and iGaming, thereby limiting the number of jurisdictions in which we can operate. Furthermore, illegal betting activity by athletes could result in negative publicity for our industry and could harm our brand reputation. Negative public perception could also lead to new restrictions on or to the prohibition of iGaming or sports betting in jurisdictions in which we currently operate. Such negative publicity could also adversely affect the size, demographics, engagement, and loyalty of our customer base and result in decreased revenue or slower user growth rates, which could seriously harm our business.

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SharpLink Israel has acquired, and in the future may acquire or merge with, other businesses. Our business may suffer if we are unable to successfully integrate acquired businesses into us or otherwise manage the growth associated with multiple acquisitions.

As part of our growth strategy, we have made, and intend to continue to pursue, mergers and acquisitions as opportunities arise to add new or complementary businesses, products, brands or technologies, including the recent acquisition of certain business assets of FourCubed, completed on December 31, 2021, and the merger with SportsHub, consummated on December 22, 2022. In some cases, the costs of the Company’s mergers and acquisitions may be substantial, including as a result of professional fees and due diligence efforts. There is no assurance that the time and resources expended on pursuing a particular acquisition will result in a completed transaction, or that any completed transaction will ultimately be successful. In addition, we may be unable to identify suitable acquisition or strategic investment opportunities or may be unable to obtain any required financing or regulatory approvals, and therefore may be unable to complete such acquisitions or strategic investments on favorable terms, if at all.

We may decide to pursue acquisitions with which our investors may not agree, and we cannot assure investors that any acquisition or investment will be successful or otherwise provide a favorable return on investment. In addition, acquisitions and the integration thereof require significant time and resources and place significant demands on our management, as well as on our operational and financial infrastructure. In addition, if we fail to successfully close transactions or integrate new teams, or integrate the products and technologies associated with these acquisitions into our Company, our business could be seriously harmed. Acquisitions may expose us to operational challenges and risks, including, but not limited to:

●	the ability to profitably manage acquired businesses or successfully integrate the acquired businesses’ operations, personnel, financial reporting, accounting and internal controls, technologies and products with our business;

●	increased indebtedness and the expense of integrated acquired businesses, including significant regulatory, administrative, operational, economic and geographic challenges in managing and integrating the expanded or combined operations;

●	entry into jurisdictions or acquisition of products or technologies with which we have limited or no prior experience, and the potential of increased competition with new or existing competitors as a result of such acquisitions;

●	the ability to fund our capital needs and any cash flow shortages that may occur if anticipated revenue is not realized or delayed, whether by general economic or market conditions, or unforeseen internal difficulties; and

●	the ability to retain or hire qualified personnel for expanded operations.

SharpLink Israel’s merger and acquisition strategy may not succeed if we are unable to remain attractive to target companies or expeditiously close transactions. Moreover, issuing ordinary or preferred shares, or other securities, to fund an acquisition would cause economic dilution to existing shareholders.

Risks Related to Legal Matters and Regulations Affecting SharpLink Israel’s Business

We and our clients are subject to complex laws and regulations, which are subject to change and interpretation, and which could subject us to claims or otherwise harm us and our clients. Any change in existing regulations or their interpretation, or the regulatory climate and requirements applicable to us or our clients’ businesses, could have a material adverse impact on our business, prospects, financial condition and results of operations.

SharpLink Israel and our clients are generally subject to laws and regulations relating to sports betting, online gaming, marketing and advertising in the jurisdictions in which SharpLink Israel and our clients conduct our respective businesses, as well as the general laws and regulations that apply to all e-commerce and online businesses, such as those related to privacy and personal information, tax and consumer protection. The laws and regulations applicable to SharpLink Israel and our clients vary from one jurisdiction to another and may be affected by, among other things, political pressures and changes in legislative or governmental priorities. Some jurisdictions have introduced regulations attempting to restrict or prohibit sports betting, online gaming and advertising, while others have taken the position that sports betting or online gaming should be licensed and regulated and have adopted or are in the process of considering legislation and regulations to enable sports betting or online gaming in their jurisdictions.

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There can be no assurance that legally enforceable legislation will not be proposed and passed in jurisdictions relevant or potentially relevant to our businesses and/or the businesses of our clients. In addition, future regulatory action, court decisions or other governmental action may have a material impact on SharpLink Israel and/or our clients’ operations and financial results. Governmental authorities could view SharpLink Israel, or our clients, as having violated applicable laws or regulations, despite SharpLink Israel or our clients’ efforts to obtain and maintain compliance with all applicable licenses or approvals. There are also risks that civil and criminal proceedings, including class actions brought by or on behalf of prosecutors or public entities or incumbent providers, or private individuals, could be initiated against SharpLink Israel, our clients, Internet service providers, payment processors, advertisers and others involved in sports betting and online gaming industries. Changes in applicable law and other regulatory, court or other proceedings could prohibit or impose significant restrictions being imposed upon SharpLink Israel or our clients or other business partners. These events could also involve substantial and unexpected compliance and litigation expense, penalties, fines, seizure of assets and injunctions, while diverting the attention of our management team. Any such proceedings or any change in laws or regulations or their interpretation applicable to SharpLink Israel or our clients could have a material adverse effect on our business, prospects, financial condition and results of operations.

Failure to obtain or maintain the required regulatory approvals and licenses in the various jurisdictions that SharpLink Israel operates or intends to operate, whether individually or collectively, could have a material adverse effect on our business.

As of September 2023, we are currently licensed and/or authorized to operate in 26 U.S. states, the District of Columbia, Puerto Rico and Ontario, Canada where they have adopted legislation permitting online sports betting. Any of the Company’s licenses to operate legally in the industry could be revoked, suspended or conditioned at any time. Any of our future license applications may also be denied or conditioned. The loss of a license in one jurisdiction could trigger the loss of a license or affect our eligibility for such a license in another jurisdiction, and any of such losses, or potential for such loss, could cause us to cease offering some or all of our offerings in the impacted jurisdictions. As laws and regulations change, we may need to obtain and maintain licenses or registrations in additional jurisdictions. In addition, once licensed, we may be subject to various ongoing requirements, including supervision by the respective governmental agency of certain transfers of ownership and acquisitions.

In addition, we intend to expand into new states and jurisdictions and will generally be required to obtain approval and licensures required by such states and jurisdictions. This is a time-consuming process that can be extremely costly. Any delays in obtaining or difficulty in maintaining regulatory approvals or licenses needed for expansion can negatively affect our opportunities for growth, including the growth of our client base, or delay our ability to recognize revenue from our offerings in any such states and jurisdictions. If we are unable to effectively develop and operate directly or indirectly within these new states or jurisdictions or if our competitors are able to successfully penetrate geographic jurisdictions that we cannot access or where we face other restrictions, there could be a material adverse effect on our business, operating results and financial condition. Likewise, our failure to obtain or maintain the required regulatory approvals and licenses in the various states and jurisdictions in which we operate or intend to operate, whether individually or collectively, could have a material adverse effect on our business, prospects, financial condition and results of operations.

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Future legislative and regulatory action and court decisions or other governmental action, may have a material impact on our operations and financial results. Governmental authorities could view us as having violated local laws, despite our efforts to obtain all applicable licenses or approvals. There is also a risk that civil and criminal proceedings, including class actions, brought by or on behalf of prosecutors or public entities or incumbent monopoly providers, or private individuals, could be initiated against us, Internet service providers, credit card and other payment processors, advertisers and others involved in the fantasy sports, sports betting and iGaming industries. Such potential proceedings could involve substantial litigation expense, penalties, fines, seizure of assets, injunctions or other restrictions being imposed upon us or our licensees or other business partners, while diverting the attention of key executives. Such proceedings could have a material adverse effect on our business, financial condition, results of operations and prospects, as well as impact our reputation. There can be no assurance that legally enforceable legislation will not be proposed and passed in jurisdictions relevant or potentially relevant to our business to prohibit, legislate or regulate various aspects of the fantasy sports, sports betting or iGaming industries (or that existing laws in those jurisdictions will not be interpreted negatively). Compliance with any such legislation may have a material adverse effect on our business, financial condition and results of operations, either as a result of our determination that a jurisdiction should be blocked, or because a local license or approval may be costly for us or our business partners to obtain and/or such licenses or approvals may contain other commercially undesirable conditions.

States also impose substantial tax rates on online sports betting and iGaming revenue, in addition to the federal excise tax of 25 basis points on the amount of each wager. As most state product taxes apply to various measures of modified gross profit, tax rates, whether federal or state-based, that are higher than we expect will make it more costly and less desirable for us to launch in a given jurisdiction, while tax increases in any of our existing jurisdictions may adversely impact our profitability. Therefore, even in cases in which a jurisdiction purports to license and regulate fantasy sports, sports betting and/or iGaming, the licensing and regulatory regimes can vary considerably in terms of their business-friendliness and at times may be intended to provide incumbent operators with advantages over new licensees.

Our growth prospects depend on the legal status of real money gaming in various jurisdictions, predominantly within the United States, and legalization may not occur in as many states as we expect, or may occur at a slower pace that we anticipate. Additionally, even if jurisdictions legalize sports betting and iGaming, this may be accompanied by legislative or regulatory restrictions and/or taxes that make it impracticable or less attractive to operate in those jurisdictions.

The legal sports betting market in the United States has increased significantly in recent years after the U.S. Supreme Court’s 2018 ruling that the federal restrictions on sports betting under PASPA were no longer enforceable, thus giving individual states the power to legalize sports betting. SharpLink Israel’s growth strategy significantly depends on additional states legalizing sports betting. However, additional states may not adopt laws allowing sports betting as SharpLink Israel’s management team expects. Moreover, states that have legalized sports betting may eliminate, narrow or otherwise detrimentally change their laws allowing legal sports betting. A failure for the legal sports betting market to expand or a contraction of the market would have a material adverse effect on SharpLink Israel’s business, prospects, financial condition and results of operations.

In addition, as of October 2023, only six states in the United States had passed legislation for regulating iGaming. We are currently licensed and/or authorized to operate in only four of these six states. In the event that states and other U.S. jurisdictions fail to legalize iGaming, our business expansion initiatives may not be fully realized and our future operating results could be negatively impacted.

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SharpLink Israel has been, and will continue to be, the subject of governmental investigations and inquiries with respect to the operation of our businesses and we could be subject to future governmental investigations and inquiries, legal proceedings and enforcement actions. Any such investigation, inquiry, proceeding or action could adversely affect our business.

We have received formal and informal inquiries from time to time, from state government authorities and regulators, including tax authorities and gaming regulators, regarding compliance with laws and other matters, and we may receive such inquiries in the future, particularly as we grow and expand our operations. Violation of existing or future regulations, regulatory orders or consent decrees could subject us to substantial monetary fines and other penalties that could negatively affect our financial condition and results of operations. In addition, it is possible that future orders issued by, or inquiries or enforcement actions initiated by, government or regulatory authorities could cause us to incur substantial costs, expose us to unanticipated liability or penalties, or require us to change our business practices in a manner materially adverse to our business.

SharpLink Israel’s collection, storage and use of personal data are subject to applicable data protection and privacy laws, and any failure to comply with such laws may harm our reputation and business or expose us to fines and other enforcement action.

In the ordinary course of business, we collect, store, use and transmit certain types of information that are subject to different laws and regulations. In particular, data security and data protection laws and regulations relating to personal and consumer information that we are, or may become subject to, often vary significantly by jurisdiction and are evolving significantly as legislators and regulators continue to grapple with policy considerations surrounding the collection and use of data. Compliance with such data protection and privacy laws will require significant time and expense, particularly as we continue to expand our businesses across multiple jurisdictions.

For example, California has enacted the California Consumer Privacy Act, or CCPA, which became effective on January 1, 2020. The CCPA requires new disclosures to California consumers, imposes new rules for collecting or using information, requires companies to comply with data subject access and deletion requests, and affords California consumers new abilities to opt out of certain disclosures of personal information. It remains unclear what, if any, regulations will be implemented pursuant to the law or how it will be interpreted. The Stop Hacks and Improve Electronic Data Security Act, otherwise known as the SHIELD Act, is a New York State bill, the data protection portions of which became effective on March 23, 2020. The SHIELD Act requires companies to adopt reasonable safeguards to protect the security, confidentiality, and integrity of private information. A company should implement a data security program containing specific measures, including risk assessments, employee training, vendor contracts, and timely data disposal. The effects of the CCPA and the SHIELD Act potentially are significant and may require us and our clients to modify data collection or processing practices and policies and to incur substantial costs in an effort to comply.

In addition, the new EU-wide General Data Protection Regulation, or GDPR, became applicable on May 25, 2018, replacing the data protection laws of each EU member state. The GDPR implemented more stringent operational requirements for processors and controllers of personal data, including, for example, expanded disclosures about what and how personal information is to be used, limitations on retention of information, increased requirements to erase an individual’s information upon request, mandatory data breach notification requirements and higher standards for data controllers to demonstrate that they have obtained valid consent from individuals to process their personal data (or reliance on another appropriate legal basis) for certain data processing activities. It also significantly increased penalties for noncompliance, including where the Company may act as a data processor.

Although we continue to review and improve our policies and procedures with respect to data protection and privacy to ensure compliance with applicable laws, rules and regulations, if our privacy or data security measures fail to comply with applicable current or future laws and regulations, we may be subject to fines, litigation, regulatory investigations, enforcement notices requiring it to change the way we use personal data or our marketing practices or other liabilities, such as compensation claims by individuals affected by a personal data breach, as well as negative publicity and a potential loss of business. Compliance with data protection and privacy laws and regulations will become more complex, time intensive and costly as we grow, particularly when we begin to rely on the movement of data across national boundaries.

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SharpLink Israel may face claims for data rights infringement, which could subject us to monetary damages.

Although we have generally adopted measures to avoid potential infringement of third-party data rights in the course of our operations, ownership of certain data rights is not always clear in certain jurisdictions we may operate in, particularly in “gray” jurisdictions which are presently unregulated or partially regulated. Should we face claims for illegal data rights sources, or should we inadvertently infringe on another company’s data rights in any jurisdiction, we could be subject to claims of infringement, which could be time consuming and expensive to litigate or settle, divert the attention of management and materially disrupt the conduct of our business, and we may not prevail. Any such claims, which could include a claim for injunctive relief and damages, if successful, could have a material adverse effect on our business, prospects, financial condition and results of operations.

The operation of SharpLink Israel’s Affiliate Marketing Services – International segment are in non-U.S. jurisdictions, which subjects us to the economic, political, regulatory and other risks of international operations.

We conduct business in numerous countries that carry high levels of currency, political, compliance and economic risk. Operations in these countries can present many risks, including volatility in gross domestic product and rates of economic growth, financial and governmental instability, fluctuations of currency exchange rates, and the imposition of exchange and capital controls.

Instability and uncertainties arising from the global geopolitical environment and the evolving international and domestic political, regulatory and economic landscape, including the potential for changes in global trade policies, including sanctions and trade barriers, and trends such as populism, economic nationalism and negative sentiment toward multinational companies, as well as the cost of compliance with increasingly complex and often conflicting regulations worldwide, can impair our flexibility in modifying our product offerings, marketing, hiring or other strategies for growing our businesses, as well as our ability to improve productivity and maintain acceptable operating margins.

The United States and other countries may implement actions, including trade actions, tariffs, export controls and sanctions, against other countries or localities, including against certain Russian government, government-related or other entities or individuals related to actions in Ukraine, which along with any retaliatory measures could increase costs, adversely affect our operations, or adversely affect our ability to meet contractual and financial obligations. In addition, in connection with the current status of international relations with Russia, particularly in light of Russian’s invasion of Ukraine, the U.S. government has adopted sanctions on certain industry sectors and parties in Russia. The governments of other jurisdictions in which we operate, such as the European Union, may also implement additional sanctions or other restrictive measures. These potential sanctions and export controls, as well as any responses from Russia, may adversely affect us and our supply chain, business partners or customers. For example, Entain plc, the largest customer of our Affiliate Marketing Services – International business segment, elected to exit the Russian market in February 2022 in response to Russia’s conflict with Ukraine, resulting in the loss of approximately 40% of the annual revenue historically generated from this customer. Consequently, during the year ended December 31, 2022, we recorded goodwill and intangible asset impairment charges of $4,726,000, largely resulting from Entain plc’s loss of access to customers in Russia.

While these factors and their impact are difficult to predict, any one or more of them could have a material adverse effect on our competitive position, results of operations, financial condition or liquidity.

SharpLink Israel ceased to be a foreign private issuer on December 31, 2022, which resulted in significant additional costs and expenses related to our compliance with U.S. securities laws.

As a public company in the United States, we are incurring significant legal, insurance, accounting and other expenses. We have invested, and plan to continue to invest, resources to comply with evolving laws, regulations and standards, and this investment will result in increased general and administrative expenses and may divert management’s time and attention away from product development and other commercial activities.

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We determined that, as of June 30, 2022, we no longer qualify as a foreign private issuer. Accordingly, effective January 1, 2023, we are required to comply with all U.S. federal securities laws that apply to domestic U.S. companies, including enhanced periodic reporting, proxy requirements, and our officers, directors and principal shareholders are subject to the short-swing profit disclosure and recovery provisions of Section 16 of the Exchange Act. We are required to file periodic reports and registration statements on U.S. domestic issuer forms containing financial statements prepared in accordance with accounting principles generally accepted in the United States of America, with the SEC, which are more detailed and extensive than the forms available to a foreign private issuer. In addition, we became subject to the Nasdaq corporate governance requirements, which are more strenuous than the corporate governance requirements under Israeli law. As a result, our regulatory and compliance costs have been significantly higher beginning in 2023.

Risks Related to the Technology, Intellectual Property and Infrastructure of SharpLink Israel’s Business

SharpLink Israel’s failure to protect or enforce our proprietary and intellectual property rights, including our unregistered intellectual property, and the costs involved in such protection and enforcement, could harm our business, financial condition, results of operations and prospects.

We rely on trademark, trade secret, confidentiality and other intellectual property protection laws to protect our rights. Circumstances outside our control could pose a threat to our intellectual property rights. Effective intellectual property protection may not be available in the U.S. or other countries in which we intend to operate our business. Also, the efforts SharpLink Israel has taken to protect our intellectual property rights may not be sufficient or effective, and any significant impairment of our intellectual property rights could harm our business or ability to compete. For example, it may not always have been possible or commercially desirable to obtain registered protection for our products, software, databases or other technology and, in such situations, we rely on laws governing protection of unregistered intellectual property rights, confidentiality and/or contractual exclusivity of and to underlying data and technology to prevent unauthorized use by third parties.

As such, if we are unable to protect our proprietary offerings via relevant laws or contractual exclusivity, technology and features, competitors may copy them. Additionally, protecting intellectual property rights is costly and time-consuming. Any unauthorized use of our intellectual property or disclosure of our confidential information or trade secrets could make it more expensive to do business, thereby harming our operating results. Furthermore, if we are unable to protect our intellectual property rights or prevent unauthorized use or appropriation by third parties, the value of our brand and other intangible assets may be diminished, and competitors may be able to mimic our product offerings and services more effectively. Any of these events could seriously harm our business, financial condition, results of operations and prospects.

We currently hold two patents acquired in our merger with SportsHub; however the majority of our intellectual property has not been patented, nor have we filed for patent protection, which means the majority of our technology, products and services are susceptible to copying. For any technology, products and services that have not been patented or had patent applications filed, third parties may claim patent rights over our technology, products and services and may bring infringement proceedings in respect of the same. Any pending and future trademark or patent applications may not be approved. In any of these cases, we may be required to expend significant time and expense to prevent infringement of or to enforce our rights, and we may fail to enforce our rights which may have a material adverse effect on our business. Notwithstanding our intellectual property rights, there can be no assurance that others will not offer products or services that are substantially similar to ours and compete with our business.

SharpLink Israel may face claims for intellectual property infringement, which could subject it to monetary damages or limit SharpLink Israel in using some of our technologies or providing certain solutions.

Although SharpLink Israel has generally adopted measures to avoid potential infringement of third-party intellectual property rights in the course of our operations, we may not be successful in ensuring all components of our solutions have proper authorization. Additionally, the legal position in all jurisdictions in relation to the ownership and permitted use of sports data and databases is subject to change. This area may receive additional focus in the U.S. after the overturning of federal restrictions on sports betting under PASPA, thus giving individual states the power to legalize sports betting.

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We cannot be certain that our current uses of data from publicly available sources (including third-party websites) or otherwise, which are not known to infringe or misappropriate third-party intellectual property today, will not result in claims for infringement or misappropriation of third-party intellectual property in the future. Intellectual property infringement claims or claims of misappropriation against us could subject us to liability for damages and restrict us from providing solutions or require changes to certain solutions and technologies. Claims of infringement or misappropriation of a competitor’s or other third-party’s intellectual property rights, regardless of merit, could be time consuming and expensive to litigate or settle, divert the attention of our management and materially disrupt the conduct of our business, and we may not prevail. Any such claims, which could include a claim for injunctive relief and damages, if successful, could have a material adverse effect on our business, prospects, financial condition and results of operations.

SharpLink Israel relies on information technology and other systems and platforms, including our data center, Amazon Web Services and certain other third-party platforms. Failures, errors, defects or disruptions therein could diminish SharpLink Israel’s brand and reputation, subject it to liability, disrupt our business, affect our ability to scale our technical infrastructure and have a material adverse effect on our operating results and growth prospects. Our product offerings and other software applications and systems, and certain third-party platforms that we use could contain undetected errors or errors that we fail to identify as material.

Our technology infrastructure, including Amazon Web Services and certain other third-party platforms, is critical to the performance of our product and service offerings and our clients’ satisfaction. Consequently, we may be subject to service disruptions as well as failures to provide adequate support for reasons that are outside of our direct control. The performance and availability of Amazon Web Services with the necessary speed, data capacity and security for providing reliable access and services can affect the delivery, availability and performance of our services. Decisions by the owners and operators of the data centers where our cloud infrastructure, Amazon Web Services, is deployed, to terminate our contracts, discontinue services to us, shut down operations or facilities, increase prices, change service levels, limit bandwidth or prioritize the traffic of other parties could also affect the delivery, availability and performance of our services.

We devote significant resources to network and data security to protect our systems and data. However, our systems may not be adequately designed with the necessary reliability and redundancy to avoid performance delays or outages that could be harmful to our business. We cannot assure that absolute security will be provided by the measures we take to: prevent or hinder cyber-attacks and protect our systems, data and user information; to prevent outages, data or information loss and fraud; and to prevent or detect security breaches. Such measures include a disaster recovery strategy for server and equipment failure, back-office systems and the use of third parties for certain cybersecurity services. We may experience website disruptions, outages and other performance problems due to a variety of factors, including infrastructure changes, human or software errors and capacity constraints. To date, such disruptions have not had a material impact on us, individually or in the aggregate; however, future disruptions from unauthorized access to, fraudulent manipulation of, or tampering with our computer systems and technological infrastructure, or those of third parties, could result in a wide range of negative outcomes, each of which could have a material adverse effect on our business, financial condition, results of operations and prospects.

Additionally, our service and product offerings may contain errors, bugs, flaws or corrupted data that we have not detected, and these defects may become apparent only after their launch and could result in a vulnerability that could compromise the security of our systems. Additionally, we have detected certain errors, bugs and flaws in our product and service offerings, and have judged them to be immaterial. If we have misjudged the materiality of such errors, bugs and flaws, our business could be harmed. If a particular product offering is slower than we expect, our clients may be unable to use our product and services offerings as desired and may be less likely to continue to use our product and services offerings, if at all. Furthermore, programming errors, defects and data corruption could disrupt our operations, adversely affect the experience of our clients and their customers, harm our reputation, cause our clients to stop utilizing our product and service offerings, divert our resources or delay market acceptance of our product and service offerings, any of which could result in legal liability to it or harm our business, financial condition, results of operations and prospects. Insufficient business continuity management could diminish our brand and reputation, subject it to liability, disrupt our business and adversely affect our operating results and growth prospects, and failure of planned availability and continuity solutions and disaster recovery when activated in response to an incident could result in system interruptions and degradation of service.

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As we continue to grow and expand our business, we will need an increasing amount of technical infrastructure, including network capacity and computing power, to continue to satisfy our needs. Such infrastructure expansion may be complex, and unanticipated delays in completing these projects or availability of components may lead to increased project costs, operational inefficiencies, or interruptions in the delivery or degradation of the quality of our product and service offerings. In addition, there may be issues related to this infrastructure that are not identified during the testing phases of design and implementation, which may become evident only after we have started to fully use the underlying equipment or software, that could further degrade the user experience or increase our costs. As such, we could fail to continue to effectively scale and grow our technical infrastructure to accommodate increased demands. In addition, a lack of resources (e.g., hardware, software, personnel and service providers) could result in an inability to scale our services to meet business needs, system interruptions, degradation of service or operational mistakes. Our business also may be subject to interruptions, delays or failures resulting from adverse weather conditions, other natural disasters, power loss, terrorism, cyber-attacks, public health emergencies (such as the COVID-19 pandemic) or other catastrophic events.

We believe that if our clients or their customers have a negative experience with respect to our product and service offerings, or if our brand or reputation is negatively affected, clients may be less inclined to continue or resume utilizing our product and service offerings or to recommend our product and service offerings to other potential clients. As such, a failure or significant interruption in our service could harm our reputation, our business, financial condition, results of operations and prospects.

Despite SharpLink Israel’s security measures, our information technology and infrastructure may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could result in legal claims or proceedings, liability under laws that protect the privacy of personal information, and regulatory penalties, disruption of our operations and the services it provides to clients, damage to our reputation, and a loss of confidence in our products and services, each of which could adversely affect our business, financial condition, results of operations and prospects.

The secure maintenance and transmission of information is a critical element of our operations. Our information technology and other systems that maintain and transmit information, or the systems of third-party service providers and business partners, may be compromised by a malicious third-party penetration of our network security, or the network security of a third-party service provider or business partner, or impacted by intentional or unintentional actions or inactions by our employees, or the actions or inactions of a third-party service provider or business partner. As a result, our information may be lost, disclosed, accessed or taken without consent. We have experienced attempts to breach our systems and other similar incidents in the past. The data industry is a particularly popular target for malware attacks. We expect that we will continue to be subject to attempts to gain unauthorized access to or through our information systems or those we develop for our clients, including phishing attacks by computer programmers and hackers who may develop and deploy viruses, worms or other malicious software programs. To date these attacks have not had a material impact on our operations or financial results, but we cannot provide assurance that it will not have a material impact in the future, including by overloading our systems and network and preventing our product offerings from being accessed by legitimate users through use of ransomware or other malware.

We rely on encryption and authentication technology licensed from third parties in an effort to securely transmit confidential and sensitive information. Advances in computer capabilities, new technological discoveries or other developments may result in the whole or partial failure of this technology to protect transaction data or other confidential and sensitive information from being breached or compromised. In addition, websites are often attacked through compromised credentials, including those obtained through phishing and credential stuffing. Our security measures, and those of our third-party service providers, may not detect or prevent all attempts to breach our systems, denial-of-service attacks, viruses, malicious software, break-ins, phishing attacks, social engineering, security breaches or other attacks and similar disruptions that may jeopardize the security of information stored in or transmitted by our websites, networks and systems; or that we or such third parties otherwise maintain, including certain confidential information, which may subject us to fines or higher transaction fees or limit or terminate our access to such confidential information. SharpLink Israel and such third parties may not anticipate or prevent all types of attacks until after they have already been launched. Further, techniques used to obtain unauthorized access to or sabotage systems change frequently and may not be known until launched against us or our third-party service providers.

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Furthermore, security breaches can also occur as a result of non-technical issues, including intentional or inadvertent breaches by our employees or by third parties. In addition, any party which can illicitly obtain a user’s password could access the user’s transaction data or personal information, resulting in the perception that our systems are insecure. These risks may increase over time as we increase the number of clients and the complexity and number of technical systems and applications which we and our employees use. Breaches of our security measures or those of our third-party service providers or cybersecurity incidents may result in: unauthorized access to our sites, networks and systems; unauthorized access to and misappropriation of information, including personally identifiable information, or the other confidential or proprietary information of SharpLink Israel or third parties; viruses, worms, spyware, ransomware or other malware being served from SharpLink Israel’s sites, networks or systems; deletion or modification of content or the display of unauthorized content on SharpLink Israel’s sites; interruption, disruption or malfunction of operations; costs relating to breach remediation, deployment of additional personnel and protection technologies, response to governmental investigations and media inquiries and coverage; engagement of third-party experts and consultants; or litigation, regulatory action and other potential liabilities. In addition, the sports betting and online gaming industries have experienced and may continue to experience social engineering, phishing, malware and similar attacks and threats of denial-of-service attacks. To date, we have not experienced a security breach material to our business; however, such breaches could in the future have a material adverse effect on our operations. If any of these breaches of security should occur and be material, our reputation and brand could be damaged, our businesses may suffer, we could be required to expend significant capital and other resources to alleviate problems caused by such breaches, and we could be exposed to a risk of loss, litigation or regulatory action and possible liability. We cannot guarantee that recovery protocols and backup systems will be sufficient to prevent data loss. Actual or anticipated attacks may cause us to incur increasing costs, including costs to deploy additional personnel and protection technologies, train employees and engage third-party experts and consultants.

Any compromise or breach of our security measures, or those of our third-party service providers, could violate applicable privacy, data protection, data security, network and information systems security and other laws and cause significant legal and financial exposure, adverse publicity and a loss of confidence in our security measures, which could have a material adverse effect on our business, financial condition, results of operations and prospects. We continue to devote significant resources to protect against security breaches or we may need to in the future to address problems caused by breaches, including notifying affected users and responding to any resulting litigation, which in turn, diverts resources from the growth and expansion of our business.

SharpLink Israel uses third-party open source software components and failure to comply with the terms of the underlying open-source software licenses could restrict our ability to provide our product and service offerings.

We use software components licensed to us by third-party authors under “open source” licenses, which we refer to as Open Source Software. Use and distribution of Open Source Software may entail greater risks than use of third-party commercial software, as licensors of Open Source Software generally do not provide support, warranties, indemnification or other contractual protections regarding infringement claims or the quality of the licensed code. In addition, the public availability of Open Source Software may make it easier for others to compromise our product and service offerings.

Some licenses for Open Source Software contain requirements that we make available source code for modifications or derivative works that we create, or grant other licenses to our intellectual property, if we use such Open Source Software in certain ways. If we combine our proprietary software with Open Source Software in a certain manner, we could, under certain licenses for Open Source Software, be required to release the source code of our proprietary software to the public. This would allow our competitors to create similar offerings with lower development effort and time and ultimately could result in a loss of our competitive advantages. Alternatively, to avoid the public release of the affected portions of our source code, we could be required to expend substantial time and resources to re-engineer some or all of our proprietary software.

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Although we periodically review our use of Open Source Software to avoid subjecting our product and service offerings to conditions we do not intend, the terms of many licenses for Open Source Software have not been interpreted by U.S. or foreign courts, and there is a risk that these licenses could be construed in a way that could impose unanticipated conditions or restrictions on SharpLink Israel’s ability to provide or distribute our product or service offerings. From time to time, there have been claims challenging the ownership of Open Source Software against companies that incorporate Open Source Software into their solutions. We could be subject to laws by parties claiming ownership of what it believes to be Open Source Software. Moreover, we cannot assure you that our processes for controlling our use of Open Source Software in our product and service offerings will be effective. If we are found to have breached or failed to fully comply with all the terms and conditions of an Open Source Software license, we could face infringement or other liability, or be required to seek costly licenses from third parties to continue providing our product and service offerings on terms that are not economically feasible, to find replacement software, to discontinue or delay the provision of our product and service offerings if replacement cannot be accomplished on a timely basis or to make generally available, in source code form, our proprietary software, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.

Risks Associated with SharpLink Israel’s Capital Stock

The market price of our securities may be volatile and may fluctuate in a way that is disproportionate to our operating performance.

Our securities may experience substantial volatility as a result of a number of factors, including, among others:

●	sales or potential sales of substantial amounts of our Ordinary Shares;

●	announcements about us or about our competitors or new product introductions;

●	developments concerning our strategic business partners and technology development collaborators;

●	the loss or unanticipated underperformance of our business units;

●	litigation and other developments relating to our proprietary rights or those of our competitors;

●	conditions in the U.S. sports betting and global iGaming industries;

●	governmental regulation and legislation;

●	variations in our anticipated or actual operating results;

●	changes in any securities analysts’ estimates of our performance, or our failure to meet analysts’ expectations;

●	foreign currency values and fluctuations; and

●	overall political and economic conditions, including Russia’s invasion of Ukraine.

Many of these factors are beyond our control. The stock markets have historically experienced substantial price and volume fluctuations. These fluctuations often have been unrelated or disproportionate to the operating performance of companies. These broad market and industry factors could reduce the market price of our securities, regardless of our actual operating performance.

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We do not intend to pay cash dividends. As a result, capital appreciation, if any, will be your sole source of gain.

We intend to retain future earnings, if any, to fund the development and growth of our business. In addition, the terms of existing and future debt agreements may preclude us from paying dividends. As a result, capital appreciation, if any, from the sale of our Ordinary Shares will be your sole source of gain for the foreseeable future.

We incur significant costs as a result of operating as a public reporting company, and our management is required to devote substantial time to regulatory compliance initiatives.

As a public reporting company, we incur significant legal, accounting and other expenses not otherwise incurred by a private company. In addition, the Sarbanes-Oxley Act of 2002 and rules subsequently implemented by the SEC, have imposed various requirements on public companies, including establishment and maintenance of effective disclosure and financial controls and corporate governance practices. Our management and other personnel continue to devote a substantial amount of time to these compliance initiatives. Moreover, these rules and regulations have increased our legal and financial compliance costs and have made some activities more time consuming and costly.

We currently have outstanding, and we may in the future issue, instruments which are convertible into shares of Ordinary Shares, which will result in additional dilution to our shareholders.

As of September 2023, we had outstanding instruments which are convertible into 2,732,454 Ordinary Shares, including those relating to a Securities Purchase Agreement (the “SPA”) entered into on February 14, 2023 with Alpha; and we may need to issue similar instruments in the future. In the event that these convertible instruments are converted into shares of outstanding Ordinary Shares, or that we make additional issuances of other convertible or exchangeable securities, you could experience additional dilution. Furthermore, we cannot assure you that we will be able to issue shares or other securities in any offering at a price per share that is equal to or greater than the price per share paid by investors or the then current market price.

FINRA sales practice requirements may limit a stockholder’s ability to buy and sell our securities.

The Financial Industry Regulatory Authority, Inc. (“FINRA”) has adopted rules that a broker-dealer must have reasonable grounds for believing that an investment recommended to a customer is suitable for that customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives, and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for certain customers. FINRA requirements will likely make it more difficult for broker-dealers to recommend that their customers buy our Ordinary Shares, which may have the effect of reducing the level of trading activity in the shares, resulting in fewer broker-dealers being willing to make a market in our shares, potentially reducing a stockholder’s ability to resell our securities.

If securities or industry analysts do not publish research or reports about our business, if they adversely change their recommendations regarding our shares or if our results of operations do not meet their expectations, the price of our securities and trading volume could decline.

The trading market for our securities will be influenced by the research and reports that industry or securities analysts publish about us or our business. We do not have any control over these analysts. If one or more of these analysts cease coverage of our company or fail to publish reports on us regularly, we could lose visibility in the financial markets, which in turn could cause our share price or trading volume to decline. Moreover, if one or more of the analysts who cover us downgrade our stock, or if our results of operations do not meet their expectations, the price of our securities could decline.

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Risks Related to the Domestication Merger

The rights of SharpLink Israel shareholders under the Israeli Companies Law will differ from the rights of SharpLink US shareholders under Delaware law, which will, in some cases, provide less protection to shareholders following the Domestication Merger.

Upon consummation of the Domestication Merger, our shareholders will become stockholders of SharpLink US, a Delaware corporation. There are material differences between the Israeli Companies Law and the DGCL, SharpLink Israel’s Articles and SharpLink US’s Amended and Restated Certificate of Incorporation and Bylaws. For example, under the Israeli Companies Law, SharpLink Israel may, from time to time, alter its authorized share capital via a shareholders’ resolution adopted by a majority of 75% of the votes cast at a shareholders’ meeting, excluding abstentions, whereas under Delaware law, the number of authorized common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of entitled to vote, without a separate class vote and the terms and designations of the preferred stock may be determined by the SharpLink US Board of Directors. Therefore, if the Domestication Merger is consummated, in some cases our shareholders may have less protections under Delaware law. See “Differences in Shareholder Rights” for more details of material differences between the DGCL and the Israeli Companies Law.

Following the Domestication Merger, provisions in SharpLink US’s Amended and Restated Certificate of Incorporation and under Delaware law could discourage another company from acquiring us and may prevent attempts by SharpLink US’s stockholders to replace or remove its current management.

Provisions in SharpLink US’s Amended and Restated Certificate of Incorporation and its Amended and Restated Bylaws, which will become effective upon the closing of the Domestication Merger may discourage, delay or prevent a merger, acquisition or other change in control of SharpLink US that certain stockholders may consider favorable, including transactions in which stockholders might otherwise receive a premium for their shares. These provisions could also limit the price that investors might be willing to pay in the future for SharpLink US Common Stock, thereby depressing the market price of its common stock. In addition, these provisions may frustrate or prevent any attempts by SharpLink US’s stockholders to replace or remove its current management by making it more difficult for stockholders to replace members of its Board of Directors.

As SharpLink US’s Board of Directors will be responsible for appointing the members of its management team, these provisions could in turn affect any attempt by SharpLink US’s stockholders to replace current members of its management team. These provisions provide, among other things, that:

●	SharpLink US’s Board of Directors has the exclusive right to expand the size of its Board of Directors and to elect directors to fill a vacancy created by the expansion of the Board of Directors or the resignation, death or removal of a director, which prevents stockholders from being able to fill vacancies on SharpLink US’s Board of Directors;

●	a special meeting of stockholders may be called only by the chair of SharpLink US’s Board of Directors, its chief executive officer (or president, in the absence of a chief executive officer), or a majority of its Board of Directors, which may delay the ability of its stockholders to force consideration of a proposal or to take action, including the removal of directors;

●	SharpLink US’s Amended and Restated Certificate of Incorporation prohibits cumulative voting in the election of directors, which limits the ability of minority stockholders to elect director candidates;

●	SharpLink US’s Board of Directors may alter certain provisions of its Bylaws without obtaining stockholder approval;

●	stockholders must provide advance notice and additional disclosures to nominate individuals for election to the Board of Directors or to propose matters that can be acted upon at a stockholders’ meeting, which may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain voting control of its shares; and

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●	SharpLink US’s Board of Directors is authorized to issue shares of preferred stock and to determine the terms of those shares, including preferences and voting rights, without stockholder approval, which could be used to significantly dilute the ownership of a hostile acquirer.

As a Delaware corporation, SharpLink US will be subject to provisions of Delaware law, including Section 203 of the DGCL. Section 203 prevents some stockholders holding more than 15% of SharpLink US’s voting stock from engaging in certain business combinations with SharpLink US unless the business combination or the transaction that resulted in the stockholder becoming a 15% or greater holder was (i) approved in advance by its Board of Directors, (ii) results in the stockholder holding more than 85% of its voting stock (subject to certain restrictions), or (iii) is approved at an annual or special meeting of stockholders by the holders of at least 66 2/3% of its voting stock not held by the stockholder engaging in the transaction. Any provision of SharpLink US’s Amended and Restated Certificate of Incorporation, its Bylaws or Delaware law that has the effect of delaying or deterring a change in control could limit the opportunity for its stockholders to receive a premium for their SharpLink US Common Stock and affect the price that some investors are willing to pay for the SharpLink US Common Stock.

SharpLink US’s Amended and Restated Certificate of Incorporation provides that the Court of Chancery of the State of Delaware will be the exclusive forum for substantially all disputes between SharpLink US and its stockholders, which could limit its stockholders’ ability to obtain a favorable judicial forum for disputes with SharpLink US or its directors, officers or employees.

SharpLink US’s Amended and Restated Certificate of Incorporation provides that the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the United States District Court for the District of Delaware) is the exclusive forum, to the fullest extent permitted by law, for (A) any derivative action or proceeding brought on behalf of SharpLink US, (B) any action asserting a claim of breach of a fiduciary duty or other wrongdoing by any of SharpLink US’s current or former directors, officers, employees or agents to SharpLink US or its stockholders, (C) any action asserting a claim against SharpLink US or any current or former director, officer or other employee of SharpLink US arising out of, or pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws (as each may be amended from time to time); (D) any action asserting a claim governed by the internal affairs doctrine, (E) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws (as each may be amended from time to time, including any right, obligation, or remedy thereunder); except, in each case, (i) any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), (ii) which is vested in the exclusive jurisdiction of a court or forum other than such court, or (iii) for which such court does not have subject matter jurisdiction, in all cases subject to the courts having jurisdiction over indispensable parties named as defendants. This provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with SharpLink US or its directors, officers or other employees, which may discourage such lawsuits against SharpLink US and its directors, officers and other employees. For example, stockholders who bring a claim in the Court of Chancery could face additional litigation costs in pursuing any such claim, particularly if they do not reside in or near the State of Delaware. The Court of Chancery may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments or results may be more favorable to SharpLink US than to its stockholders.

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This exclusive forum provision would not apply to suits brought to enforce a duty or liability vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, such as those created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. In addition, to prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, the Amended and Restated Certificate of Incorporation provides that, unless SharpLink US consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. However, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain such claims. As noted above, the Amended and Restated Certificate of Incorporation provides that the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act. Due to the concurrent jurisdiction for federal and state courts created by Section 22 of the Securities Act over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder, there is uncertainty as to whether a court would enforce the exclusive forum provision. The Amended and Restated Certificate of Incorporation further provides that any person or entity holding, owning or otherwise acquiring any interest in any SharpLink US securities shall be deemed to have notice of and to have consented to these provisions. Investors also cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

These exclusive-forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with SharpLink US or its directors, officers, or other employees and this limitation may have the effect of discouraging lawsuits or make SharpLink US securities less attractive to investors. Further, while the Delaware courts have determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring such a claim arising under the Securities Act against SharpLink US its directors, officers, or other employees in a venue other than in the federal district courts of the United States of America. In such instance, SharpLink US would expect to vigorously assert the validity and enforceability of the exclusive forum provisions of the Amended and Restated Certificate of Incorporation. This may require significant additional costs associated with resolving such action in other jurisdictions and SharpLink US cannot assure you that the provisions will be enforced by a court in those other jurisdictions. If a court were to find either exclusive-forum provision in SharpLink US’s Amended and Restated Certificate of Incorporation to be inapplicable or unenforceable in an action, it may incur further significant additional costs associated with resolving the dispute in other jurisdictions, all of which could harm SharpLink US’s business.

Claims for indemnification by SharpLink US’s directors and officers may reduce its available funds to satisfy successful third-party claims against SharpLink US and may reduce the amount of money available to us.

The SharpLink US Amended and Restated Certificate of Incorporation and Bylaws that will be in effect following the Domestication Merger will provide that SharpLink US will indemnify its directors and officers, in each case, to the fullest extent permitted by Delaware law. Pursuant to its charter, its directors will not be liable to SharpLink US or any stockholders for monetary damages for any breach of fiduciary duty, except (i) for acts that breach his or her duty of loyalty to SharpLink US or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) pursuant to Section 174 of the DGCL, which provides for liability of directors and officers for unlawful payments of dividends of unlawful stock purchase or redemptions, or (iv) for any transaction from which the director and officers derived an improper personal benefit. The Bylaws also require us, if so requested, to advance expenses that such director or officer incurred in defending or investigating a threatened or pending action, suit or proceeding, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to indemnification by us. Any claims for indemnification by its directors and officers may reduce its available funds to satisfy successful third-party claims against SharpLink US and may reduce the amount of money available to us.

The proposed Domestication Merger will result in additional direct and indirect costs whether or not completed.

The Domestication Merger will result in additional direct costs. We will incur attorneys’ fees, accountants’ fees, filing fees, mailing expenses, franchise taxes and financial printing expenses in connection with the Domestication Merger. The Domestication Merger may also result in certain indirect costs by diverting the attention of our management and employees from the day-to-day management of the business, which may result in increased administrative costs and expenses.

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If the Domestication Merger fails to qualify as a Section 351(a) Exchange, U.S. holders of SharpLink Israel Shares may recognize taxable gain as a result of the Domestication Merger.

SharpLink Israel intends for the Domestication Merger to qualify as a Section 351(a) Exchange. The position of SharpLink Israel is not binding on the IRS or the courts, and SharpLink Israel does not intend to request a ruling from the IRS with respect to the merger. Accordingly, there can be no assurance that the IRS will not challenge the qualification of the Domestication Merger as a Section 351(a) Exchange or that a court will not sustain such a challenge. If the IRS were to be successful in any such contention, or if for any other reason the Domestication Merger was not treated as part of a Section 351(a) Exchange, the Domestication Merger could be a taxable event to the U.S. holders of SharpLink Israel Shares. Holders of SharpLink Israel Shares are urged to consult with their own tax advisors with respect to the tax consequences of the Domestication Merger.

FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus and the documents incorporated by reference into this proxy statement/prospectus contain forward-looking statements. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. These forward-looking statements should not be relied upon as predictions of future events as neither SharpLink Israel nor SharpLink US can assure you that the events or circumstances reflected in these statements will be achieved or will occur. You can identify forward-looking statements by the use of forward-looking terminology including “anticipates,” “believes,” “continue,” “could,” “design,” “estimates,” “expects,” “intends,” “may,” “plans,” “potentially,” “predict,” “pro forma” “seeks,” “should,” “will” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, forward-looking statements include any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. Forward-looking statements may also include any statements of the plans, strategies and objectives of management with respect to the approval and the consummation of the Domestication Merger, SharpLink Israel’s ability to solicit a sufficient number of proxies to approve the Domestication Merger and other matters related to the consummation of the Domestication Merger.

For a discussion of the factors that may cause the SharpLink Israel or SharpLink US (after the Domestication Merger) actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward-looking statements, or for a discussion of risk associated with the ability of SharpLink Israel and SharpLink US to complete the Domestication Merger and the effect of the Domestication Merger on the business of SharpLink Israel or SharpLink US see the section titled “Risk Factors.”

These forward-looking statements include, but are not limited to, statements concerning the following:

●	whether and when the Domestication Merger will be completed;
●	any statements concerning SharpLink US’s financial performance;
●	changes to state regulations of sports betting and online gaming, and SharpLink US’s ability to become registered in additional states;
●	SharpLink US’s development of new technologies and product offerings; and
●	SharpLink US’s ability to identify targets and complete strategic acquisitions.

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You should not rely upon forward-looking statements as predictions of future events. Neither SharpLink Israel nor SharpLink US can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

All forward-looking statements in this proxy statement/prospectus are current only as of the date on which the statements were made, or in the case of a document incorporated by reference, as of the date of that document. Except as required by law, neither SharpLink Israel nor SharpLink US undertakes any obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement/prospectus or to conform these statements to actual results or to changes in expectations.

THE EXTRAORDINARY GENERAL MEETING OF SHARPLINK ISRAEL’S SHAREHOLDERS

Date, Time and Place

The extraordinary general meeting of SharpLink Israel’s shareholders, which is referred to as the “Meeting,” will be held on November 29, 2023, at the offices of SharpLink Israel at 333 Washington Avenue North, Suite 104, Minneapolis, MN 55402. SharpLink Israel is sending this proxy statement/prospectus to its shareholders in connection with the solicitation of proxies by the SharpLink Israel Board of Directors for use at the Meeting and any adjournments or postponements of the Meeting. This proxy statement/prospectus is first being furnished on October 25, 2023 to SharpLink Israel shareholders on the record date of October 30, 2023.

Purpose of the Meeting

The purpose of the Meeting is to vote on the following Proposals: (i) a proposal to approve the Domestication Merger, including the Domestication Merger Agreement, and certain matters related thereto, including the approval of the Amended and Restated Certificate of Incorporation of SharpLink US, (ii) a proposal to approve the 2023 Plan (the “Incentive Plan Proposal”); and (iii) a proposal to approve to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above (the “Adjournment Proposal”).

Recommendation of the SharpLink Israel Board of Directors

The Board of Directors of SharpLink Israel unanimously: (i) has approved the Domestication Merger, including the Domestication Merger Agreement and the Amended and Restated Certificate of Incorporation, (ii) has approved the 2023 Plan; and (iii) has approved the proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above.

The Board of Directors of SharpLink Israel recommends that the SharpLink Israel shareholders (i) vote “FOR” the proposal to approve the Domestication Merger, including the Domestication Merger Agreement and the Amended and Restated Certificate of Incorporation; (ii) vote “FOR” the proposal to approve and adopt the 2023 Plan; and (iii) vote “FOR” the proposal to authorize the SharpLink Israel Board of Directors, in its discretion, to adjourn the Meeting.

Record Date and Voting Power

Only holders of record of SharpLink Israel at the close of business on the record date, October 30, 2023 are entitled to notice of, and to vote at, the Meeting. As of October 24, 2023, there were 2,833,734 outstanding SharpLink Israel Shares. Pursuant to the terms of Article 7.2.4 of the SharpLink Israel Articles, holders of SharpLink Israel Preferred A-1 shares, if any, are also entitled to vote on all matters submitted to a vote of the holders of SharpLink Israel Shares (on an as-converted basis, but with respect to any shareholder only up to the number of votes equal to the number of SharpLink Israel Shares into which the Preferred A-1 shares would be convertible in accordance with the Beneficial Ownership Limitation, which is defined in the SharpLink Israel Articles as 9.99% of the number of SharpLink Israel Shares outstanding immediately after giving effect to the issuance of SharpLink Israel Shares issuable upon conversion of Preferred Shares and warrants held by the applicable shareholder). For more information, see “Security Ownership of Certain Beneficial Owners and Management” below.

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Voting and Revocation of Proxies

●	Voting in Person. If your shares are registered directly in your name with SharpLink Israel’s transfer agent (i.e., you are a “record holder”), you may attend and vote in person at the Meeting. If you are a beneficial owner of shares registered in the name of your broker, bank, trustee or nominee (i.e., your shares are held in “street name”), you are invited to attend the Meeting; however, to vote in person at the Meeting as a beneficial owner, you must first obtain a “legal proxy” from your broker, bank, trustee or nominee authorizing you to do so.

●	Voting by Mail. You may submit your proxy by mail by completing, signing and mailing the enclosed proxy card in the enclosed, postage-paid envelope, or, for shares held in street name, by following the voting instructions provided by your broker, bank, trustee or nominee.

●	Voting by Phone or the Internet. You may authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card or voting instruction card.

If voting by virtue of a “legal proxy” or by mail, the proxy must be received by the SharpLink Israel transfer agent at least 48 hours prior to the appointed time of the Meeting or at SharpLink Israel’s registered office in Minneapolis, Minnesota at least four (4) hours prior to the appointed time of the Meeting to be validly included in the tally of SharpLink Israel Shares voted at the Meeting.

If your SharpLink Israel Shares are held by your broker as your nominee, that is, in “street name,” the enclosed voting instruction card is sent by the institution that holds your shares. Please follow the instructions included on that proxy card regarding how to instruct your broker to vote your SharpLink Israel Shares.

If you do not give instructions to your broker, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal to be a “routine” matter and how your broker or nominee exercises any discretion they may have in the voting of the shares that you beneficially own. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. For any proposal that is considered a “routine” matter, your broker or nominee may vote your shares in its discretion either for or against the proposal even in the absence of your instruction. SharpLink Israel believes Proposal 3 will be considered “routine”. For any proposal that is considered a “non-routine” matter for which you do not give your broker instructions, the SharpLink Israel Shares will be treated as broker non-votes. Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” A broker non-vote on a non-routine proposal on the ballot does not count as a vote for or against such proposal and shall therefore have no effect on the outcome of the vote on that proposal.

All properly executed proxies that are not revoked will be voted at the Meeting and at any adjournments or postponements of the Meeting in accordance with the instructions contained in the proxy. If a holder of SharpLink Israel Shares executes and returns a proxy and does not specify otherwise, the shares represented by that proxy will be voted:

●	“FOR” the Domestication Merger Proposal;
●	“FOR” the Incentive Plan Proposal; and
●	“FOR” the Adjournment Proposal.

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If you are a record holder, your proxy may be revoked at any time prior to its exercise by notice in writing of the shareholder to us, delivered at our address above up to one hour prior to the Meeting and indicating that its/his/her proxy is revoked, or by timely submitting another proxy with a later date. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner of shares, you may timely submit new voting instructions by contacting the record holder, or, if you have obtained a legal proxy from the record holder giving you the right to vote your shares, by attending the Meeting and voting in person.

Required Vote

A quorum of shareholders is necessary to transact business at the Meeting. The presence of two or more shareholders holding in the aggregate more than 33 1/3% of the total voting powers attached to SharpLink Israel Shares (on an as-converted basis, subject to the Beneficial Ownership Limitation), represented in person or by proxy at the Meeting, will constitute a quorum. A meeting adjourned for lack of a quorum generally is adjourned to the same day in the following week at the same time and place or any time and place as the directors designate in a notice to the shareholders. If a quorum is not present at the reconvened meeting within half an hour from the time appointed for holding the meeting, any two shareholders present in person or by proxy shall be a quorum.

Abstentions and broker non-votes will be counted towards the quorum. Broker non-votes occur when brokers that hold their customers’ shares in street name sign and submit proxies for such shares and vote such shares on some matters but not on others. A broker non-vote will also be used for the purpose of establishing a quorum but will not otherwise be counted in the voting process. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

Unsigned or unreturned proxies, including those not returned by banks, brokers or other record holders, will not be counted for quorum purposes.

●	Proposal 1 - The Domestication Merger Proposal requires the affirmative vote of the majority of the SharpLink Israel Shares present in person or represented by proxy. Abstentions will have no effect on the vote for Proposal 1. Abstentions and broker non-votes will have no effect on the vote for Proposal 1.

●	Proposal 2 – The Incentive Plan Proposal requires the affirmative vote of the majority of the SharpLink Israel Shares present in person or represented by proxy. Abstentions and broker non-votes will have no effect of the vote for Proposal 2.

●

Proposal 3 - The Adjournment Proposal requires the affirmative vote of the majority of the SharpLink Israel Shares present in person or represented by proxy. Abstentions and broker non-votes will have the effect of a vote for Proposal 3.

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The approval of Proposal 1 is a condition to the completion of the Domestication Merger. Therefore, the Domestication Merger cannot be consummated without the approval of Proposal 1.

If on the date of the Meeting, or a date preceding the date on which the Meeting is scheduled, SharpLink Israel reasonably believes that (i) it will not receive proxies sufficient to obtain the required vote to approve the Proposals, whether or not a quorum would be present or (ii) it will not have sufficient SharpLink Israel Shares represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Meeting, SharpLink Israel may postpone or adjourn, or make one or more successive postponements or adjournments of, the Meeting.

Solicitation of Proxies

In addition to solicitation by mail, the directors, officers and employees of SharpLink Israel may solicit proxies from SharpLink Israel shareholders personally, by telephone, facsimile, email or otherwise. SharpLink Israel will pay the costs of printing and filing this proxy statement/prospectus and proxy card. Directors, officers and employees of SharpLink Israel will not be paid any additional compensation for soliciting proxies. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of SharpLink Israel Shares for the forwarding of solicitation materials to the beneficial owners of SharpLink Israel Shares. SharpLink Israel will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

Other Matters

As of the date of this proxy statement/prospectus, the SharpLink Israel Board of Directors does not know of any business to be presented at the Meeting other than as set forth in the notice accompanying this proxy statement/prospectus. If any other matters should properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

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MATTERS BEING SUBMITTED TO A VOTE OF SHARPLINK ISRAEL SHAREHOLDERS

PROPOSAL NO. 1

THE DOMESTICATION MERGER PROPOSAL

Overview

Upon the terms and subject to the conditions set forth in the Domestication Merger Agreement, SharpLink Israel will become a wholly owned subsidiary of a Delaware corporation by Domestication Merger Sub merging with and into SharpLink Israel with SharpLink Israel surviving the merger and becoming a wholly owned subsidiary of SharpLink US, in accordance with the Israeli Companies Law. As a result of this merger, which is referred to as the “Domestication Merger,” the separate existence of Domestication Merger Sub will cease to exist, and SharpLink Israel will continue as the surviving company incorporated in the State of Israel. Immediately following the Domestication Merger, SharpLink Israel will be a wholly owned subsidiary of SharpLink US, and (i) SharpLink Israel will continue to possess all of SharpLink Israel’s assets, rights, powers and property as constituted immediately prior to the Domestication Merger; (ii) SharpLink Israel will continue to be subject to all of SharpLink Israel’s debts, liabilities and obligations as constituted immediately prior to the Domestication Merger; (iii) each issued and outstanding SharpLink Israel Share will be automatically converted into the right to receive, and become exchangeable for, one share of fully paid and non-assessable share of SharpLink US Common Stock; (iv) each issued and outstanding SharpLink Israel Preferred Share will be automatically converted into the right to receive, and become exchangeable for, one share of SharpLink US preferred stock with equivalent terms; and (v) each option, warrant, or other right to acquire a SharpLink Israel Share will become a right to acquire one share of SharpLink US Common Stock at the same price and on the same other terms; and (vi) the Debenture convertible into SharpLink Israel Shares will be convertible into shares of SharpLink US Common Stock at the same price and on the same other terms and any interest paid thereunder in shares will be repaid in SharpLink US Common Stock. By virtue of the Domestication Merger, all of the SharpLink Israel Shares and SharpLink Israel Preferred Shares shall represent the right to receive the applicable SharpLink US Common Stock and Preferred Stock, shall be deemed to have been transferred to SharpLink US in exchange for the right to receive such applicable SharpLink US Common Stock and Preferred Stock, and each holder of a certificate or of evidence of shares in book-entry account, representing any certificated or non-certificated SharpLink Israel Shares or SharpLink Israel Preferred Shares, shall cease to have any rights with respect thereto, except the right to receive the applicable SharpLink US Common Stock and Preferred Stock.

The full text of the Domestication Merger Agreement is attached hereto as Annex A, which is incorporated by reference herein.

Reasons for the Domestication Merger Proposal

The purpose of the Domestication Merger is to establish a Delaware corporation as the parent entity of SharpLink Israel. As a result of the Domestication Merger, the SharpLink Israel shareholders will no longer be shareholders of SharpLink Israel and will become stockholders of SharpLink US. The principal reasons for the Domestication Merger are to give SharpLink US the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. SharpLink Israel believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. Also, SharpLink Israel understands that most of its outstanding shares are held by US-based shareholders who are more familiar experienced with Delaware corporate law.

Summary of the Domestication Merger

The following is a description of the material aspects of the Domestication Merger. While SharpLink Israel believes that the following description covers the material terms of the Domestication Merger, the description may not contain all of the information that is important to SharpLink Israel’s shareholders. SharpLink Israel encourages SharpLink Israel’s shareholders to carefully read this entire proxy statement/prospectus, including the Domestication Merger Agreement attached to this proxy statement/prospectus as Annex A and incorporated herein by reference, for a more complete understanding of the Domestication Merger and its effects.

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General

The purpose of the Domestication Merger is to establish a Delaware corporation as the parent entity of SharpLink Israel. As a result of the Domestication Merger, the SharpLink Israel shareholders will no longer be shareholders of SharpLink Israel and will become stockholders of SharpLink US. This is achieved through a merger of SharpLink Merger Sub with and into SharpLink Israel, with SharpLink Israel surviving the merger and becoming a wholly owned subsidiary of SharpLink US. To effect the Domestication Merger, SharpLink Israel, SharpLink US, and SharpLink Merger Sub entered into the Domestication Merger Agreement pursuant to which all SharpLink Israel Shares outstanding immediately prior to the Domestication Merger will automatically convert, on a one-for-one basis, into the right to receive, and become exchangeable for, shares of SharpLink US Common Stock and all preferred shares, options, and warrants of SharpLink Israel outstanding immediately prior to the Domestication Merger will be converted into or exchanged for equivalent securities of SharpLink US on a one-for-one basis.

Immediately following the consummation of the Domestication Merger, SharpLink Israel will be a wholly owned subsidiary of SharpLink US, and (i) SharpLink Israel will continue to possess all of SharpLink Israel’s assets, rights, powers and properties as constituted immediately prior to the Domestication Merger; (ii) SharpLink Israel will continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Domestication Merger; (iii) each issued and outstanding SharpLink Israel Share will be automatically converted into the right to receive, and become exchangeable for, one share of fully paid and non-assessable share of SharpLink US Common Stock; (iv) each issued and outstanding SharpLink Israel Preferred Share will be automatically converted into the right to receive, and become exchangeable for, one share of SharpLink US preferred stock with equivalent terms; (v) each option, warrant, or other right to acquire a SharpLink Israel Share will become a right to acquire one share of SharpLink US Common Stock at the same price and on the same other terms; and (vi) the Debenture convertible into SharpLink Israel Shares will be convertible into shares of SharpLink US Common Stock at the same price and on the same other terms and any interest paid thereunder in shares will be paid in SharpLink US Common Stock.

Subject to the completion of the timely filing of notice to Nasdaq of the Domestication Merger, following the closing of the Domestication Merger, the SharpLink US Common Stock will be listed on the Nasdaq Capital Market and will trade under SharpLink US’s name and trading symbol “SBET.” In the event that SharpLink Israel’s ordinary shares are delisted from the Nasdaq Capital Market, the parties to the Merger Agreement may waive the condition to closing relating to the Nasdaq listing.

How will the Domestication Merger be effected?

The Domestication Merger will be effected by the merger of SharpLink Merger Sub with and into SharpLink Israel, pursuant to the Domestication Merger Agreement, resulting in SharpLink Israel becoming a wholly owned subsidiary of SharpLink US (a company that has been incorporated under the DGCL for purposes of the domestication). The existing holders of SharpLink Israel Shares and SharpLink Israel preferred shares will own all of the outstanding shares of SharpLink US Common Stock and SharpLink US preferred stock, as applicable. If the Domestication Merger Proposal is approved, it is anticipated that the Domestication Merger will become effective upon the issuance of a certificate of merger by the Israeli Registrar of Companies, which can be issued only after at least 50 days have elapsed from the filing of the proposals for the Domestication Merger with the Israeli Registrar of Companies (which is due to be filed shortly after publication of the final proxy statement by SharpLink Israel) and at least 30 days have elapsed from the approval of the Domestication Merger by SharpLink Israel’s shareholders and by the shareholder of SharpLink Merger Sub.

At the effective time of the Domestication Merger, each SharpLink Israel Share will be converted automatically into the right to receive, and become exchangeable for, one share of SharpLink US Common Stock and each SharpLink Israel preferred share will be converted automatically into the right to receive, and become exchangeable for, one share of the relevant class of SharpLink US preferred stock. Your percentage ownership of SharpLink Israel will not be affected by the Domestication Merger, except that following the Domestication Merger your interest in SharpLink Israel will be held indirectly through SharpLink US.

You do not need to replace the current certificate representing your SharpLink Israel securities after the Domestication Merger. Please do not destroy your current certificates issued by SharpLink Israel. The issued and outstanding security certificates of SharpLink Israel will represent the rights that SharpLink Israel’s shareholders will have in SharpLink US. However, shareholders may submit their certificates to SharpLink Israel’s and SharpLink US’s transfer agent, Equiniti/American Stock Transfer & Trust Company, 6201 15th Ave, Brooklyn, NY 11219, and receive new certificates, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes, if required.

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If you have lost your certificate, you can contact the SharpLink Israel transfer agent to have a new certificate issued. You may be requested to post a bond or other security to reimburse us for any damages or costs if the lost certificate is later delivered for sale or transfer.

At the effective time of the Domestication Merger, SharpLink US will be governed by the Amended and Restated Certificate of Incorporation, the Bylaws, and the DGCL. Although the Amended and Restated Certificate of Incorporation and the Bylaws contain many provisions that are similar to the provisions of the SharpLink Israel Articles, they do include certain provisions that are different. See “Proposal 1 – The Domestication Merger Proposal – Differences in Shareholder Rights.”

Effective Time of the Domestication Merger

If the Domestication Merger Proposal is approved, it is anticipated that the Domestication Merger will become effective upon the issuance of a certificate of merger by the Israeli Registrar of Companies, which can be issued only after at least 50 days have elapsed from the filing of the proposals for the Domestication Merger with the Israeli Registrar of Companies and at least 30 days have elapsed from the approval of the Domestication Merger by SharpLink Israel’s shareholders and the shareholder of the SharpLink Merger Sub.

Amended and Restated Certificate of Incorporation

As part of the Domestication Merger Proposal, the SharpLink Israel shareholders will be asked to approve the SharpLink US Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), and the SharpLink US Bylaws (the “Bylaws”), which will be adopted by the SharpLink US shortly before completion of the transactions. These documents will govern the securities issued by SharpLink US following the Domestication Merger. The following summary of the Amended and Restated Certificate of Incorporation and Bylaws is qualified by reference to the complete text of the Amended and Restated Certificate of Incorporation and Bylaws, copies of which are attached to this proxy statement/prospectus as Annex B and Annex C, respectively. All shareholders are encouraged to read these Annexes in their entirety for a more complete description of their terms.

Corporate name. The Amended and Restated Certificate of Incorporation provides that the name of SharpLink US will be “SharpLink Gaming, Inc.”

Authorized Capital Stock/Share Capital. SharpLink US will be authorized to issue up to 115 million shares, divided into two classes consisting of: (i) 100 million shares of Common Stock, par value $0.0001 per share; and (ii) 15 million shares of undesignated preferred stock, each with a par value $0.0001 per share.

SharpLink US’s Board of Directors will be authorized to issue preferred stock in one or more series, subject to the rights of the holders of any outstanding series of preferred stock. As part of the Domestication Merger, the SharpLink US Board of Directors will designate 260,000 shares of preferred stock as Series A-1 Preferred Stock (the “Series A-1 Preferred”) and 370,000 shares of preferred stock as Series B Preferred Stock (the “Series B Preferred”), which will have rights and preferences that are substantially identical to the outstanding Series A-1 Shares and Series B shares of SharpLink Israel.

The number of authorized shares of Common Stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of entitled to vote, without a separate class vote.

Voting Rights. Each share of SharpLink US Common Stock outstanding shall be entitled to one vote on all matters on which stockholders generally are entitled to vote. However, except as required by law, holders of SharpLink US Common Stock will not be entitled to vote on any amendment to the Amended and Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such class or series, to vote thereon pursuant to the Amended and Restated Certificate of Incorporation or the DGCL.

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Holders of SharpLink US preferred stock shall be entitled only to such voting rights as are expressly granted in the Amended and Restated Certificate of Incorporation or a certificate of designations. The voting rights of the Series A-1 Preferred and Series B Preferred, respectively, are described below under the heading “Description of Securities.”

The Bylaws provide that, except as required by law, the Amended and Restated Certificate of Incorporation, the Bylaws or the rules of any stock exchange upon which shares of SharpLink US’s capital stock are listed, all corporate actions to be taken by vote of the stockholders shall be authorized by a majority of the votes cast by the stockholders entitled to vote thereon who are present in person, or by remote communication, if applicable, or represented by proxy, and where a separate vote by class or series is required, a majority of the votes cast by the stockholders of such class or series who are present in person, or by remote communication, if applicable, or represented by proxy shall be the act of such class or series; provided that the election of directors shall be determined by the vote of a plurality (as discussed below).

Rights of Preferred Stock. The Amended and Restated Certificate of Incorporation will expressly authorize SharpLink US’s Board of Directors, by resolution or resolutions, to designate, out of the unissued shares of preferred stock, new classes and series of preferred stock. SharpLink US’s Board of Directors may fix the number of shares constituting such series and the designation of such series and the powers (including voting, if any), preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series.

Special Meetings of Stockholders. The Bylaws will provide that special meetings of stockholders for any purpose or purposes may be called at any time only by SharpLink US’s Board of Directors, the chairperson of SharpLink US’s Board of Directors, the chief executive officer of SharpLink US, or the president of SharpLink US (in the absence of a chief executive officer) and may not be called by any other person or persons.

Notice of Meetings of Stockholders. The Bylaws will provide that notice of the place, day and time, the record date for determining the stockholders entitled to vote at such meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose for which the meeting is called, shall be given to the stockholders entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. In addition, notice may be given in any manner permitted by the DGCL.

Proxies. The Bylaws will provide that a stockholder entitled to vote may vote in person, or by remote communication, if applicable, or by proxy.

Quorum. The Bylaws will provide that, unless required by law, the Amended and Restated Certificate of Incorporation or the Bylaws, at any meeting of SharpLink US’s stockholders, 33 1/3 percent of the shares entitled to vote, represented in person, by remote communication, if applicable, or by proxy, shall constitute a quorum for the transaction of business.

The Bylaws will provide that unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 45 of the Bylaws for which a quorum shall be one-third of the exact number of directors fixed from time to time, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

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Number of Directors. The Amended and Restated Certificate of Incorporation will provide that the number of directors shall be determined by SharpLink US’s Board of Directors from time to time.

Election of Directors. The Bylaws will provide that directors will be elected by a plurality of the votes cast with respect to that director-nominee’s election at a meeting for the election of directors at which a quorum is present.

The election of directors need not be by written ballot. No decrease in the number of directors constituting SharpLink US’s Board of Directors shall shorten the term of any incumbent director.

Cumulative Voting. The Amended and Restated Certificate of Incorporation and the Bylaws do not provide for cumulative voting.

Filling Director Vacancies. The Amended and Restated Certificate of Incorporation will provide that, subject to the rights of the holders of any outstanding series of preferred stock, any vacancy occurring on SharpLink US’s Board of Directors, including a vacancy created by an increase in the number of directors, shall only be filled by the affirmative vote of the majority of the directors then in office, even though fewer than a quorum, or by the sole remaining director, and will not be filled by the stockholders, unless SharpLink US’s Board of Directors determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders.

Stockholder Proposals. The Bylaws will provide that as to the notice of stockholder proposals of business to be brought at the annual meeting of stockholders, such stockholder notice shall set forth, among other things:

(i) the name and address of the proponent;

(ii) the securities owned by the proponent;

(iii) any agreements or understandings pursuant to which the proponent or its affiliates or associates is acting in concert with other parties;

(iv) a representation regarding the proponent’s ownership of securities eligible to vote at the meeting;

(v) a representation regarding whether the proponent will deliver a proxy statement or form of proxy to holders of a sufficient number of voting shares to elect the proponent’s nominee or approve the proponent’s proposal;

(vi) the name and address of any other stockholder’s supporting the proponent’s proposal; and

(vii) a description of all derivative securities owned by the proponent during the prior 12 months.

The proponent must also provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any proponent (as defined below) other than solely as a result of its ownership of the corporation’s capital stock, that is material to any proponent individually, or to the proponents in the aggregate) in such business of any proponent.

In addition, in accordance with the Rule 14a-8 under the Exchange Act, stockholder proposals intended to be included in the proxy statement and presented at a regularly scheduled annual meeting must be received by SharpLink US at least 120 days before the anniversary of the date that the previous year’s proxy statement was first mailed to stockholders. As provided in the SEC rules, if the annual meeting date has been changed by more than 30 days from the date of the prior year’s meeting, or for special meetings, the proposal must be submitted within a reasonable time before SharpLink US begins to print and mail its proxy materials.

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Director Nominations by Stockholders. In the case of nominations for election at an annual meeting, notice must be delivered to SharpLink US’s secretary (i) not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting or (ii) (x) if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, or (y) with respect to the first annual meeting held after the issuance of securities pursuant to the registration statement of which this proxy statement/prospectus forms a part, not more than 120 days nor less than 90 days prior to the date of such annual meeting or, if later, the 10th day following the day on which public announcement of the date of such meeting is first made by SharpLink US.

Such stockholder’s notice shall set forth:

(i) As to the (A) the stockholder providing the notice of the nomination proposed to be made at the meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (C) any affiliate or associate of such stockholder or beneficial owner, (D) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is acting in concert, and (E) the information in clause (i) under “Stockholder Proposals” above regarding the proponent making the nomination.

(ii) As to each person whom a proponent proposes to nominate for election as a director:

(a) the name, age, business address, and residence address of the nominee,

(b) the principal occupation of the nominees;

(c) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee;

(d) the date or dates on which such shares were acquired and the investment intent of such acquisition;

(e) a completed questionnaire regarding voting commitments and agreements that would be applicable to the nominee as a director; and

(f) such other information concerning the nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest or as required by applicable SEC rules and regulations

Amendments to Certificate of Incorporation. The Amended and Restated Certificate of Incorporation will provide that SharpLink US reserves the right to amend, alter or repeal any provision contained in the Amended and Restated Certificate of Incorporation in the manner prescribed by statute or the Amended and Restated Certificate of Incorporation, and all rights conferred to SharpLink US stockholders in the Amended and Restated Certificate of Incorporation are granted subject to this reservation.

Pursuant to Section 242(b) of the DGCL, to amend the Amended and Restated Certificate of Incorporation, SharpLink US’s Board of Directors must adopt a resolution setting forth the proposed amendment, declaring its advisability and either calling a special meeting of the stockholders or directing that the amendment proposed be considered at the next annual meeting of the stockholders.

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At the meeting, the affirmative vote of the requisite percentage of the outstanding stock entitled to vote thereon called for by statute or the Amended and Restated Certificate of Incorporation, plus, if the amendment adversely affects the powers, rights or preferences of any class of shares, the affirmative vote of a majority of the outstanding stock of such class, is required to adopt the amendment.

Amendments to Bylaws. The Amended and Restated Certificate of Incorporation and Bylaws will provide that the Bylaws may be adopted, repealed, altered or amended by an affirmative vote of a majority of SharpLink US’s Board of Directors. The stockholders may not adopt, amend, alter or repeal the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by the Amended and Restated Certificate of Incorporation, by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of SharpLink US entitled to vote thereon.

Limitation of Personal Liability of Directors. The Amended and Restated Certificate of Incorporation, to the full extent permitted by the DGCL, will limit or eliminate the liability of SharpLink US directors made a party to any proceeding (other than any action or suit by or in the right of SharpLink US to procure a judgment in its favor) to SharpLink US or its stockholders for monetary damages for breach of fiduciary duty as a director.

Under the DGCL, no such elimination of liability is permitted (i) for any breach of the director’s duty of loyalty to SharpLink US or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of dividend or unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit.

Indemnification of Directors and Officers. The Bylaws will provide that SharpLink US shall indemnify (and provide advancement of expenses to) any person who is or was a director or officer of SharpLink US or any person who is or was a director or officer of SharpLink US and who is or was serving at the request of SharpLink US as a director, officer, employee or agent of another entity, to the full extent permitted by the DGCL.

Exclusive Forum. The Amended and Restated Certificate of Incorporation will provide that, subject to certain exceptions, the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (A) any derivative action or proceeding brought on behalf of SharpLink US, (B) any action asserting a claim of breach of a fiduciary duty or other wrongdoing by any of SharpLink US’s current or former directors, officers, employees or agents to SharpLink US or its stockholders, (C) any action asserting a claim against SharpLink US or any current or former director, officer or other employee of SharpLink US arising out of, or pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws (as each may be amended from time to time); (D) any action asserting a claim governed by the internal affairs doctrine, (E) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the Bylaws (as each may be amended from time to time, including any right, obligation, or remedy thereunder); except, in each case, (i) any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), (ii) which is vested in the exclusive jurisdiction of a court or forum other than such court, or (iii) for which such court does not have subject matter jurisdiction, in all cases subject to the courts having jurisdiction over indispensable parties named as defendants.

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This exclusive forum provision would not apply to suits brought to enforce a duty or liability vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, such as those created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. In addition, to prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, the Amended and Restated Certificate of Incorporation provides that, unless SharpLink US consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. However, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain such claims. As noted above, the Amended and Restated Certificate of Incorporation provides that the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act. Due to the concurrent jurisdiction for federal and state courts created by Section 22 of the Securities Act over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder, there is uncertainty as to whether a court would enforce the exclusive forum provision. The Amended and Restated Certificate of Incorporation further provides that any person or entity holding, owning or otherwise acquiring any interest in any SharpLink US securities shall be deemed to have notice of and to have consented to these provisions. Investors also cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

Regulatory Approvals and Notices

In the U.S., SharpLink Israel and SharpLink US must comply with applicable federal and state securities laws and the rules and regulations of Nasdaq in connection with the issuance of shares of SharpLink US Common Stock and other SharpLink US securities pursuant to the Domestication Merger Agreement and the Domestication Merger and the filing of this proxy statement/prospectus with the SEC. As of the date hereof, the registration statement, of which this proxy statement/prospectus is a part, has not become effective. In Israel, SharpLink Israel intends to receive tax rulings from the Israel Tax Authority with respect to the Domestication Merger. In addition, pursuant to the Encouragement of Research, Development and Technological Innovation in the Industry Law, 5744-1984, and the regulations, guidelines, rules, procedures, and benefit tracks thereunder, (collectively, the “Innovation Law”), to which SharpLink Israel is subject due to its receipt of grants from the Israel Innovation Authority (the “IIA”), a recipient of IIA grants must report to the IIA regarding any change in the holding of means of control of the recipient which transforms any non-Israeli citizen or resident into an “interested party,” as defined in the Israeli Securities Law (e.g., an acquiree of 5% or more of the capital of SharpLink Israel ) and any change of control of SharpLink Israel. The Innovation Law requires that such “interested party” non-Israeli citizen or resident shall execute an undertaking in favor of the IIA to observe, and to make reasonable efforts that the recipient shall observe, the requirements of the Innovation Law, in a form prescribed by the IIA.

Material U.S. Federal Income Tax Consequences of the Domestication Merger

The following is a general discussion of the material U.S. federal income tax consequences of (i) the Domestication Merger to U.S. Holders and Non-U.S. Holders (each as defined below) of SharpLink Israel Shares, and (ii) the ownership and disposition of SharpLink US Common Stock (the “SharpLink US Securities”).

This discussion is based upon the Code, its legislative history, U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”) and court and administrative rulings and decisions, all as in effect on the date of this proxy statement/prospectus. These authorities may change, possibly retroactively, or be subject to differing interpretations, and any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion.

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This discussion addresses only holders of SharpLink Israel Shares or SharpLink US as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is not a complete description of all of the U.S. federal income tax consequences of the Domestication Merger and, in particular, does not address any tax consequences arising under the unearned income Medicare contribution tax enacted pursuant to the Health Care and Education Reconciliation Act of 2010, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, or under any U.S. federal laws other than those pertaining to the income tax. Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to you in light of your individual circumstances or that may be applicable to you if you are subject to special treatment under the U.S. federal income tax laws, including if you are:

●	a bank, thrift, mutual fund, or other financial institution;
●	a tax-exempt organization or government organization;
●	a real estate investment trust or real estate mortgage investment conduit;
●	a partnership, S corporation or other pass-through entity (or an investor in a partnership, S corporation or other pass-through entity);
●	an insurance company;
●	a regulated investment company or a mutual fund;
●	a dealer or broker in stocks and securities, or currencies;
●	a grantor trust;
●	a trader in securities that elects mark-to-market treatment;
●	a person subject to the alternative minimum tax provisions of the Code;
●	a person that received SharpLink Israel Shares through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;
●	a person that has a functional currency other than the U.S. dollar;
●	a person required to accelerate the recognition of any item of gross income with respect to SharpLink Israel Shares as a result of such income being recognized on an applicable financial statement;
●	a holder holding SharpLink Israel Shares, or, after the transactions, SharpLink US Securities as part of a hedge, straddle, constructive sale, conversion or other integrated transaction;
●	certain former citizens or long-term residents of the United States;
●	a controlled foreign corporation, a passive foreign investment company, or a foreign corporation with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii); or
●	a person who owns (directly or through attribution) 5% or more (by vote or value) of the outstanding SharpLink Israel Shares, or, after the transactions, the issued SharpLink US Common Stock (excluding treasury shares).

As used in this proxy statement/prospectus, the term “U.S. Holder” means a beneficial owner of SharpLink Israel Shares, and SharpLink US Securities received in the Domestication Merger, that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;
●	a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust (i) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

A “Non-U.S. Holder” means a beneficial owner of SharpLink Israel Shares and, after the Domestication Merger, SharpLink US Securities received in the Domestication Merger, that is, for U.S. federal income tax purposes, an individual, corporation, estate or trust that is not a U.S. Holder.

If a partnership, including for this purpose any entity or arrangement that is treated as a partnership for U.S. federal income tax purposes, holds SharpLink Israel Shares and, after the completion of the Domestication Merger, SharpLink US Securities received in the Domestication Merger, the U.S. federal income tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partner and the partnership. A holder that is a partnership and the partners in such partnership should consult their own tax advisors with regard to the U.S. federal income tax consequences of the transactions and the subsequent ownership and disposition of SharpLink US Securities received in the transactions.

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THIS SUMMARY DOES NOT PURPORT TO BE A COMPREHENSIVE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE BUSINESS COMBINATION. IN ADDITION, THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BENEFICIAL OWNERS OF SHARPLINK ISRAEL SHARES OR SHARPLINK US SECURITIES MAY BE AFFECTED BY MATTERS NOT DISCUSSED HEREIN AND DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. HOLDERS OF SHARPLINK ISRAEL SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE TRANSACTIONS AND OF THE OWNERSHIP AND DISPOSITION OF SHARPLINK US SECURITIES AFTER THE TRANSACTIONS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE, LOCAL, AND OTHER TAX LAWS.

U.S. HOLDERS

General U.S. Federal Income Tax Consequences of the Domestication Merger to U.S. Holders of SharpLink Israel Shares

If the Domestication Merger Qualifies as a Section 351(a) Exchange

It is intended that the Domestication Merger qualify as a Section 351(a) Exchange, and SharpLink Israel and SharpLink US intend to report the Domestication Merger consistent with such qualification. Receipt of a written opinion to the effect that the Domestication Merger and the Domestication Merger should so qualify is not a condition to the obligations of SharpLink Israel or SharpLink US to complete the Domestication Merger under the Domestication Merger Agreement. If the Domestication Merger does qualify as a Section 351(a) Exchange, because SharpLink Israel will be treated as a wholly owned Israeli subsidiary of SharpLink US, the Disposition may give rise to immediate U.S. federal income tax consequences for SharpLink US, potentially including (without limitation) income inclusions under Section 951 or Section 951A of the Code, corporate level gain, or other items relevant to the U.S. federal tax liability of SharpLink US (depending on the form of the Disposition).

If the Domestication Merger qualifies as a Section 351(a) Exchange, a U.S. Holder that exchanges its SharpLink Israel Shares pursuant to the Domestication Merger should not recognize gain or loss on the exchange of SharpLink Israel Shares for SharpLink US Securities. The aggregate adjusted tax basis of a U.S. Holder in the shares of SharpLink US Securities received as a result of the Domestication Merger should equal the aggregate adjusted tax basis of the SharpLink Israel Shares surrendered in the exchange. A U.S. Holder’s holding period for the SharpLink US Securities received in the exchange should include the holding period for the SharpLink Israel securities surrendered in the exchange.

If the Domestication Merger Does Not Qualify as a Section 351(a) Exchange

If the Domestication Merger fails to qualify as a Section 351(a) Exchange, subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Status,” a U.S. Holder that exchanges its SharpLink Israel Shares for shares of SharpLink US Securities will recognize gain or loss equal to the difference between (i) fair market value of the SharpLink US Securities received and (ii) the U.S. Holder’s adjusted tax basis in the SharpLink Israel Shares exchanged therefor. A U.S. Holder’s aggregate tax basis in the SharpLink US Securities received will be the fair market value of the SharpLink US Securities on the date of the Domestication Merger. The U.S. Holder’s holding period for the SharpLink US Securities received pursuant to the Domestication Merger will begin on the day after the date of the Domestication Merger.

Such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if the U.S. Holder’s holding period for the SharpLink Israel Shares exceeds one year at the time of the Domestication Merger. Long-term capital gains recognized by non-corporate U.S. Holders, including individuals, currently are subject to reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations under the Code. Any such gain or loss recognized by a U.S. Holder will generally be treated as U.S. source gain or loss.

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NON-U.S. HOLDERS

This section applies to any beneficial owner of SharpLink Israel Shares fand, after the Domestication Merger, SharpLink US Securities that is a Non-U.S. Holder.

U.S. Federal Income Tax Consequences of the Domestication Merger to Non-U.S. Holders of SharpLink Israel Shares

SharpLink Israel and SharpLink US do not expect the Domestication Merger to result in any material U.S. federal income tax consequences to Non-U.S. Holders of SharpLink Israel Shares.

U.S. Federal Income Tax Consequences of Ownership and Disposition of SharpLink US Securities to Non-U.S. Holders of SharpLink US Securities

Distributions on SharpLink US Securities

Distributions of cash or property (including a constructive distribution) to a Non-U.S. Holder in respect of SharpLink US Securities received in the Domestication Merger will generally constitute dividends for U.S. federal income tax purposes to the extent paid from SharpLink US’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If a distribution exceeds SharpLink US’s current and accumulated earnings and profits, the excess will generally be treated first as a tax-free return of capital to the extent of the Non-U.S. Holder’s adjusted tax basis in the SharpLink US Securities. Any remaining excess will be treated as capital gain and will be treated as described below under “— Sale, Exchange, Redemption or Other Taxable Disposition of SharpLink US Securities.”

Dividends paid to a Non-U.S. Holder of SharpLink US Securities generally will be subject to withholding of U.S. federal income tax at a 30% rate, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate as described below. However, dividends that are effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base of the Non-U.S. Holder) are not subject to such withholding tax, provided certain certification and disclosure requirements are satisfied (generally by providing an IRS Form W-8ECI). Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the Non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A Non-U.S. Holder of SharpLink US Securities who wishes to claim the benefit of an applicable treaty rate and avoid backup withholding, as discussed below, for dividends will be required (a) to complete the applicable IRS Form W-8 and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if the shares of SharpLink US Securities are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain Non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A Non-U.S. Holder of SharpLink US Securities eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders are urged to consult their own tax advisors regarding their entitlement to the benefits under any applicable income tax treaty.

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Sale, Exchange, Redemption or Other Taxable Disposition of SharpLink US Securities

Subject to the discussion of backup withholding below, any gain realized by a Non-U.S. Holder on the taxable disposition of SharpLink US Securities generally will not be subject to U.S. federal income tax unless:

●	the gain is effectively connected with a trade or business of the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base of the Non-U.S. Holder);

●	the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more in the taxable year of the disposition, and certain other conditions are met; or

●	SharpLink US is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for such securities disposed of, and either (A) shares of SharpLink US Securities are not considered to be regularly traded on an established securities market or (B) such Non-U.S. Holder has owned or is deemed to have owned, at any time during the shorter of the five-year period preceding such disposition and such Non-U.S. Holder’s holding period more than 5% of the outstanding shares of SharpLink US Securities. There can be no assurance that shares of SharpLink US Securities will be treated as regularly traded on an established securities market for this purpose.

A non-corporate Non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates. An individual Non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by certain United States source capital losses, even though the individual is not considered a resident of the United States, provided that the individual has timely filed U.S. federal income tax returns with respect to such losses. If a Non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, it will be subject to tax on its net gain in the same manner as if it were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% (or such lower rate as may be specified by an applicable income tax treaty) of its effectively connected earnings and profits, subject to adjustments.

If the last bullet point immediately above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder on the sale, exchange or other disposition of SharpLink US Securities generally will be subject to tax at generally applicable U.S. federal income tax rates. In addition, a buyer of such SharpLink US Securities from a Non-U.S. Holder may be required to withhold U.S. income tax at a rate of 15% of the amount realized upon such disposition. SharpLink US will generally be classified as a “U.S. real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. SharpLink US does not expect to be classified as a “U.S. real property holding corporation” following the Domestication Merger. However, such determination is factual in nature and subject to change, and no assurance can be provided as to whether SharpLink US is or will be a U.S. real property holding corporation with respect to a Non-U.S. Holder following the Domestication Merger or at any future time.

ALL NON-U.S. HOLDERS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER, THE DISPOSITION, AND THE MERGER.

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Material Israeli Tax Consequences of the Domestication Merger

The following is a discussion of certain tax consequences of the Domestication Merger under Israeli tax laws to holders of SharpLink Israel Shares. This summary is limited to the shareholders for whom disposition of their shares is treated as a capital gain within the meaning of Part E of the ITO and does not discuss all the aspects of Israeli tax law that may be relevant to any particular shareholder with specific investment circumstances or to some types of shareholders subject to special treatment under Israeli law such as traders in securities or persons that own, directly or indirectly, 10% or more of SharpLink Israel’s outstanding voting capital, all of whom are subject to special tax regimes not covered in this discussion. Some parts of this discussion are based on tax legislation which has not been subject to judicial or administrative interpretation. The discussion should not be construed as legal or professional tax advice and does not cover all possible tax considerations.

Israeli Capital Gains Tax

As a consequence of the Domestication Merger, SharpLink Israel Shareholders will be treated under Israeli tax laws as having sold their SharpLink Israel Shares.

When the shares in an Israeli company are sold, regardless of whether the consideration in the sale is cash or stock, the selling shareholders are generally subject to Israeli capital gains tax.

Capital gain tax is imposed on the disposition of assets by an Israeli resident, and on the disposition of such assets by a non-Israeli resident if those assets are either (i) located in Israel; (ii) are shares or a right to a share in an Israeli resident corporation, or (iii) represent, directly or indirectly, rights to assets located in Israel. The ITO distinguishes between “Real Capital Gain” and “Inflationary Surplus.” The Inflationary Surplus is the portion of the total capital gain which is equivalent to the increase of the relevant asset’s purchase price attributable to the increase in the Israeli Costumer Price Index (“CPI”) or, in certain circumstances, a foreign currency exchange rate, between the date of purchase and the date of sale. The Real Capital Gain is the excess of the total capital gain over the Inflationary Surplus.

The capital gains tax rate applicable to the Real Capital Gain is 25% for individuals (and if such individual is holding or is entitled to purchase, directly or indirectly, alone or together with such person’s relative or another person who collaborates with such person on a permanent basis, one of the following: (i) at least 10% of the issued and outstanding SharpLink Israel Shares, (ii) at least 10% of the voting rights of SharpLink Israel, (iii) the right to receive at least 10% of SharpLink Israel’s profits or its assets upon liquidation, (iv) the right to appoint a manager/director, or (v) the right to instruct any other person to do any of the foregoing (a “Substantial Shareholder”) on the date of sale or on any date falling within the 12 month period preceding that date of sale, such Substantial Shareholder would be subject to Israeli capital gains tax at a rate of 30%). The capital gains tax rate on the Real Capital Gain for corporations is the standard Israeli corporate tax rate (currently 23%). An additional tax at a rate of three percent (3%) on the Real Capital Gain may be imposed on individual shareholders whose annual income from all sources that is taxable in Israel exceeds a certain threshold (NIS 647,640 for 2021, linked to the annual change in the Israeli Consumer Price Index), including, but not limited to income derived from, dividends, interest and capital gains. The Inflationary Surplus is generally exempt from tax, provided that the shares being sold were acquired after December 31, 1993.

Notwithstanding the foregoing, non-Israeli residents (individuals or corporations) will generally be exempt from Israeli capital gains tax on the sale of SharpLink Israel Shares purchased on or after January 1, 2009, provided that each of the following cumulative conditions are satisfied: (i) the gain from the sale is not attributed to a permanent establishment of the SharpLink Israel shareholder maintained in Israel (so long as neither the shareholder nor the particular capital gain is otherwise subject to the Israeli Income Tax Law (Inflationary Adjustments), 5745-1985), and (ii) the shareholder did not purchase the SharpLink Israel Shares from a related party of such shareholder nor as part of a tax-free reorganization. However, non-Israeli corporations will not be entitled to the foregoing exemption if Israeli residents: (i) have a controlling interest of more than 25% in such non-Israeli corporation or (ii) are the beneficiaries of, or are entitled to, 25% or more of the revenues or profits of such non-Israeli corporation, whether directly or indirectly.

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In addition, the sale of SharpLink Israel Shares by a non-Israeli resident may be exempt from Israeli capital gain tax under the provisions of an applicable tax treaty between Israel and the seller’s country of residence (subject to the receipt of a valid certificate from the ITA allowing for an exemption or a reduced tax rate). For example, under the Convention between the Government of the State of Israel and the Government of the United States of America with Respect to Taxes on Income (the “U.S.-Israel Tax Treaty”), Israeli capital gains tax generally will not apply to the disposition of securities by a “resident of the United States” (as defined below) (a “U.S. Treaty Resident”) who holds the securities as a capital asset and is entitled to claim the benefits afforded to such person by the treaty. However, such exemption will not apply if (i) the capital gain arising from such disposition is attributed to real estate located in Israel; (ii) the capital gain arising from such disposition is attributed to royalties; (iii) the capital gains from such disposition may be attributed to a permanent establishment of such U.S. Treaty Resident that is maintained in Israel, under certain terms, (iv) the U.S. Treaty Resident holds, directly or indirectly, securities representing 10% or more of the voting rights during any part of the 12-month period preceding the effective time of the sale, subject to certain conditions; or (v) the U.S. Treaty Resident, if an individual, was physically present in Israel for a period or periods aggregating to 183 days or more during the relevant taxable year. Pursuant to the U.S.-Israel Tax Treaty the term “resident of the United States” means: (i) a United States corporation; and (ii) any other person (except a corporation or any entity treated as a corporation for United States tax purposes) resident in the United States for purposes of United States tax, but in the case of a partnership, estate, or trust only to the extent that the income derived by such partnership, estate, or trust is subject to United States tax as the income of a resident either in the hands of the respective entity or of its partners or beneficiaries. For purposes of the preceding sentence, a United States citizen or an alien admitted to the United States for permanent residence (a “green card” holder) who is not a resident of Israel (as defined in the U.S.-Israel Tax Treaty), is a resident of the United States only if the individual has a substantial presence, permanent home or habitual abode in the United States. If such individual is a resident of Israel, the individual shall be considered a resident of both Israel and the United States and his or her residence for purposes of the U.S.-Israel Tax Treaty shall be determined under the tie-breaker rules listed in the U.S.-Israel Tax Treaty.

It should be noted that as long as the tax rulings from the ITA will be obtained, the taxable event can be deferred to a later day, and all in accordance with the tax ruling.

You are urged to consult with your own tax advisor for a full understanding of the Israeli tax consequences of the Domestication Merger to you, including the consequences under any applicable, state, local, foreign or other tax laws or tax treaties. If you believe that you are entitled to an exemption from Israeli taxation (or a reduced tax rate), you may apply to the ITA to obtain a certificate of exemption (or a reduced tax rate) and should submit it to the exchange agent at least five business days prior to the date that is 180 days following the Closing Date.

Israeli Tax Withholding

As noted, SharpLink Israel intends to obtain tax rulings from the ITA (i) with respect to holders of SharpLink Israel Shares that are non-Israeli residents (as defined in the ITO) or as will be determined by the ITA, (A) exempting SharpLink US, SharpLink Israel and their respective agents from any obligation to withhold Israeli Tax from any consideration payable or otherwise deliverable pursuant to the Domestication Merger or clarifying that no such obligation exists, or (B) instructing SharpLink US, SharpLink Israel and their respective agents on how such withholding is to be executed, the rate or rates of withholding to be applied and how to identify any such non-Israeli residents; and (ii) with respect to holders of SharpLink Israel Shares that are Israeli residents (as defined in the Ordinance or as will be determined by the ITA) (other than SharpLink Israel Shares subject to Section 102 of the Ordinance) (x) exempting SharpLink US, SharpLink Israel and their respective agents from any obligation to withhold Israeli Tax from any consideration payable or otherwise deliverable pursuant to the Domestication Merger, or clarifying that no such obligation exists, or (y) instructing SharpLink US, SharpLink Israel and their respective agents on how such withholding is to be executed, and the rate or rates of withholding to be applied.

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Whether or not a particular shareholder, Israeli resident or non-Israeli resident, is actually subject to Israeli capital gains tax in connection with the Domestication Merger, absent receipt by SharpLink Israel of tax rulings from the ITA prior to Closing, all shareholders of SharpLink Israel will be subject to Israeli tax withholding at the rate of 25% (for individuals) and 23% (for corporations) on the gross Domestication Merger Consideration (unless the shareholder requests and obtains a specific certificate of exemption or a reduced tax rate from the ITA, as described below). To the extent that SharpLink Israel or SharpLink US and their respective agents (each, a “Payor”) are obliged to withhold Israeli taxes, the shareholder shall provide SharpLink US or the exchange agent with the amount due with regards to such Israeli taxes, prior to the release of the Domestication Merger consideration payable to the shareholder. In the event that a shareholder fails to timely provide Payor with the full amount necessary to satisfy such Israeli taxes, the Payor shall be entitled to sell the shareholder’s shares to the extent necessary to satisfy the full amount due with regards to such Israeli taxes, and the shareholder waives, releases and absolutely and forever discharges the Payor from and against any and all claims for any losses in connection with the forfeiture or sale of any portion of the shares otherwise deliverable to such Payee in compliance with the withholding requirements under this section. Regardless of whether SharpLink Israel obtains the requested tax rulings from the ITA, any holder of SharpLink Israel Shares who believes that it is entitled to such an exemption (or a reduced tax rate) may separately apply to the Israel Tax Authority to obtain a certificate of exemption from withholding or a specific tax ruling providing for no withholding or withholding at a reduced rate, and submit such certificate of exemption or ruling to the Payor at least five business days prior to the release of the Domestication Merger consideration date. If the Payor receives a valid exemption certificate or a tax ruling (as determined by the Payor discretion) at least five business days prior to the release of the Domestication Merger consideration, then the withholding (if any) of any amounts under the ITO, from the consideration payable shall be made only in accordance with the provisions of such Israeli tax certificate or tax ruling. The validity of such certificate of exemption or ruling will be determined by the Payor discretion.

The Israeli tax withholding consequences of the Domestication Merger to SharpLink Israel shareholders and holders of SharpLink Israel options and shares issued subject to Section 102 of the ITO may vary depending upon the particular circumstances of each shareholder or holder of SharpLink Israel options and shares issued subject to Section 102 of the ITO, as applicable, and the final tax rulings issued by the ITA. To the extent that tax is withheld on payments to U.S. taxpayers, it is possible that such withheld taxes may not be able to be credited against such taxpayers’ U.S. income tax liability.

The determination of whether a person is deemed a “resident of Israel” may be based on a Declaration of Status form for Israeli tax purposes to be completed by each shareholder. If so required by the tax ruling, a form of such Declaration of Status shall be provided to each shareholder.

Shareholders who received or acquired their SharpLink Israel Shares or were granted options or shares under one or more of the SharpLink Israel equity-based incentive plans, or otherwise as compensation for employment or services provided to SharpLink Israel, may be subject to different tax rates.

The Israeli tax ruling mentioned above may not be obtained or may contain such provisions, terms and conditions as the ITA may prescribe, which may be different from those detailed above. Certain categories of shareholders are expected to be excluded from the scope of any eventual ruling granted by the ITA, and the final determination of the type of holders of SharpLink Israel Shares who will be included in such categories will be based on the outcome of the ongoing discussions with the ITA. If SharpLink US or the exchange agent deducts any amount from the Domestication Merger consideration payable to you in respect of Israeli withholding tax obligations, you should consult your tax advisor concerning the possibility of obtaining a refund from the ITA of any such withheld amounts.

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Nasdaq Stock Market Listing

Subject to the completion of the timely filing of notice to Nasdaq of the Domestication Merger, following the closing of the Domestication Merger, the SharpLink US Common Stock will be listed on the Nasdaq Capital Market and will trade under SharpLink US’s name and trading symbol “SBET.” In the event that SharpLink Israel’s ordinary shares are delisted from the Nasdaq Capital Market, the parties to the Merger Agreement may waive the condition to closing relating to the Nasdaq listing.

Appraisal Rights

SharpLink Israel shareholders are not entitled to appraisal rights in connection with the Domestication Merger or any other matter contemplated by this proxy statement/prospectus.

What Happens If Shareholders Do Not Approve This Proposal?

If the Domestication Merger Proposal is presented at the Meeting and such proposal is not approved by its shareholders, SharpLink Israel will not become a wholly owned subsidiary of SharpLink US and you will remain a direct shareholder of SharpLink Israel.

Proposed Resolution

It is therefore proposed that at the Meeting the following resolution be adopted:

“RESOLVED, to approve the domestication of SharpLink Israel from Israel to the State of Delaware by Domestication Merger Sub merging with and into SharpLink Israel in accordance with the provisions of Sections 314-327 of the Israeli Companies Law, pursuant to the Domestication Merger Agreement, dated June 14, 2023 and amended July 24, 2023, among SharpLink Israel, Domestication Merger Sub and SharpLink US, with SharpLink Israel surviving the merger and becoming a wholly owned subsidiary of SharpLink US, to approve all other transactions contemplated by the Domestication Merger Agreement, upon the terms and conditions set forth therein, and to approve certain matters related thereto, including the approval of the Amended and Restated Certificate of Incorporation of SharpLink US.”

Required Vote; Recommendation of the Board of Directors

Approval of the Domestication Merger Proposal requires the affirmative vote of the holders of a majority of the SharpLink Israel Shares (on an as-converted basis, subject to the Beneficial Ownership Limitation) as of the record date represented in person or by proxy at the Meeting. Adoption of the Domestication Merger Proposal is not conditioned upon the adoption of any of the other Proposals.

Unless marked otherwise, proxies received will be voted FOR Proposal 1.

THE SHARPLINK ISRAEL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHARPLINK ISRAEL SHAREHOLDERS VOTE “FOR” THE DOMESTICATION MERGER PROPOSAL.

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PROPOSAL NO. 2

THE INCENTIVE PLAN PROPOSAL:

APPROVAL OF THE SHARPLINK GAMING, INC. 2023 STOCK INCENTIVE PLAN

Overview

The SharpLink Israel Board of Directors is asking its shareholders to approve the proposed SharpLink Gaming, Inc. 2023 Stock Incentive Plan (the “2023 Plan”) that will be effective as of the closing of the Domestication Merger. On June 12, 2023, the SharpLink US Board of Directors approved the 2023 Plan for submission to the shareholders at the Meeting, to be effective upon consummation of the transactions, provided that it is approved by the SharpLink Israel shareholders.

410,000 shares of SharpLink US Common Stock will be reserved for issuance pursuant to the 2023 Plan. The following summary of the 2023 Plan is qualified in its entirety by the complete text of the 2023 Plan contained in Annex D.

Purpose of the 2023 Plan

The purpose of the 2023 Plan is to aid SharpLink US in attracting, retaining, motivating and rewarding key employees to whom SharpLink US’s successful operations and strong performance will be tied, and to promote the creation of long-term value for the SharpLink US stockholders by closely aligning the interests of participants with those of its shareholders. As discussed below, the 2023 Plan allows for the continued use of share-based compensation and will permit us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow SharpLink US to make future awards based on the then-current objectives for aligning compensation with shareholder value.

Summary of the Material Terms of the 2023 Plan

Set forth is a summary of the other provisions in the 2023 Plan. This summary does not purport to be a complete description of all of the provisions of the 2023 Plan. It is qualified in its entirety by reference to the full text of the 2023 Plan.

The 2023 Plan, if approved, will be adopted effective immediately following the effectiveness of the Domestication Merger.

Stock Awards. The 2023 Plan provides for the grant of incentive stock options, or ISOs within the meaning of Section 422 of the Code, to employees, including employees of any parent or subsidiary, and for the grant of non-statutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other forms of stock awards to employees, directors and consultants, including employees and consultants of the affiliates of SharpLink US.

Authorized Shares. Initially, the maximum number of SharpLink US Common Stock that may be issued under the 2023 Plan after it becomes effective will be 410,000 shares of Common Stock. The maximum number of shares of SharpLink US Common Stock that may be issued on the exercise of ISOs under the 2023 Plan is 410,000.

Shares of SharpLink US Common Stock subject to awards granted under the 2023 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under the 2023 Plan. If any shares of SharpLink US Common Stock issued pursuant to a share award are forfeited back to or repurchased or reacquired by us for any reason, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2023 Plan. Any shares reacquired in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a stock award will not again become available for issuance under the 2023 Plan.

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Plan Administration. Subject to the requirements and limitations of the DGCL, the SharpLink US Board of Directors, or a duly authorized committee of the Board of Directors, will administer the 2023 Plan and is referred to as the “plan administrator,” and the Board of Directors may also delegate to one or more of its officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the 2023 Plan, the Board of Directors, subject to applicable law, has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Under the 2023 Plan, the Board of Directors also generally has the authority to effect, with the consent of any adversely affected participant, (A) the reduction of the exercise, purchase, or strike price of any outstanding award; (B) the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

Non-Employee Director Compensation Limit. The 2023 Plan imposes a limit on non-employee director compensation. Under the 2023 Plan, the annual aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board of Directors, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2023 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of shares of SharpLink US Common Stock on the date of grant. Options granted under the 2023 Plan vest at the rate specified in the share option agreement as determined by the plan administrator.

The plan administrator determines the term of share options granted under the 2023 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s share option agreement provide otherwise, if an optionholder’s service relationship with us or any SharpLink US affiliate ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws or the SharpLink US insider trading policy. If an optionholder’s service relationship with SharpLink US or any of its affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of the SharpLink US affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of SharpLink US Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker- assisted cashless exercise, (3) the tender of SharpLink US Common Stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, or (5) other legal consideration approved by the plan administrator.

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Unless the plan administrator provides otherwise, options generally are not transferable except by will or the applicable laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer in each case, (i) an option may be transferred pursuant to a domestic relations order, such as a marital settlement agreement or other divorce or separation instrument, and (ii) subject to applicable law an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of SharpLink US Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of the equity compensation plans of SharpLink US and its affiliates may not exceed $100 thousand. Options or portions thereof that exceed such limit will generally be treated as NSOs. Pursuant to Section 422 of the Code, no ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of SharpLink US’s total combined voting power or that of any of the affiliates of SharpLink US unless (1) the option exercise price is at least 110% of the fair market value of the share subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the SharpLink US Board of Directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to the SharpLink US Board of Directors and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, SharpLink US may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of SharpLink US Common Stock on the date of grant. A stock appreciation right granted under the 2023 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the 2023 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of the SharpLink US affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws or the SharpLink US insider trading policy. If a participant’s service relationship with us, or any of the SharpLink US affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

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Performance Awards. The 2023 Plan permits the grant of performance-based stock and cash awards. The SharpLink US compensation committee may structure awards so that the stock or cash will be issued or paid upon achievement of performance criteria determined by the administrator, which may be company-wide or with respect to any subsidiary, division, business unit, or other subdivision of SharpLink US and may be set in absolute terms or in comparison to comparable companies or other indices. The SharpLink US Board of Directors may also make adjustments for nonrecurring charges, fluctuations in exchange rates, changes to GAAP, changes to tax rates, to exclude unusual or infrequent items under GAAP, to exclude the effects of acquisitions, divestitures, or joint ventures, and similar items. The SharpLink US Board of Directors may also determine the effect of partial achievement of performance goals.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to SharpLink US Common Stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in the outstanding shares of SharpLink US, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2023 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The 2023 Plan provides that in the event of certain specified significant corporate transactions (or a change in control, as defined below), unless otherwise provided in an award agreement or other written agreement between us and the award holder, the plan administrator may take one or more of the following actions with respect to such stock awards:

●	arrange for the assumption, continuation, or substitution of a stock award by a successor corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

●	accelerate the vesting, in whole or in part, of the stock award and provide for its termination if not exercised (if applicable) at or before the effective time of the transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

●	cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised before the effective time of the transaction, in exchange for a cash payment, if any; or

●	make a payment equal to the excess, if any, of (A) the value of the property the participant would have received on exercise of the award immediately before the effective time of the transaction, over (B) any exercise price payable by the participant in connection with the exercise.

The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.

Under the 2023 Plan, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of the assets of SharpLink US, (2) the sale or disposition of more than 50% of the outstanding securities of SharpLink US, (3) a merger or consolidation where SharpLink US does not survive the transaction, or (4) a merger or consolidation where SharpLink US does survive the transaction but the Common Stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

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Change in Control. In the event of a change in control, the plan administrator may take any of the above-mentioned actions. Awards granted under the 2023 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur. Under the 2023 Plan, a change in control is generally (1) the acquisition by any person or company of more than 50% of the combined voting power of the SharpLink US then outstanding stock, (2) a merger, consolidation or similar transaction in which the SharpLink US stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction, (3) a sale, lease, exclusive license or other disposition of all or substantially all of the SharpLink US assets other than to an entity more than 50% of the combined voting power of which is owned by the SharpLink US stockholders in substantially the same proportions as their ownership of the SharpLink US outstanding voting securities immediately prior to such transaction, (4) a complete dissolution or liquidation of SharpLink US or (5) when a majority of the SharpLink US Board of Directors becomes comprised of individuals who were not serving on the SharpLink US Board of Directors on the date of the underwriting agreement related to this offering, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

Plan Amendment or Termination. The SharpLink US Board of Directors will have the authority to amend, suspend, or terminate the 2023 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments will also require the approval of the SharpLink US stockholders. No ISOs may be granted after the tenth anniversary of the date the SharpLink US Board of Directors adopts the 2023 Plan. No stock awards may be granted under the 2023 Plan while it is suspended or after it is terminated.

New Plan Benefits

The number of awards that the named executive officers, directors, other executive officers and other employees of SharpLink Israel and/or SharpLink US may receive under the 2023 Plan will be determined in the discretion of SharpLink US’s Board of Directors or Compensation Committee, as applicable, in the future. Neither the board nor the Compensation Committee have made any determination regarding the future grants to be granted under the 2023 Plan. It is not possible to determine the future benefits that will be received by eligible grantees under the 2023 Plan.

United States Income Tax Considerations

The following is a brief description of the U.S. federal income tax treatment that will generally apply to different types of awards available under the 2023 Plan, post completion of the transactions, based on current U.S. income taxation with respect to participants who are subject to U.S. income tax. Participants subject to taxation in other countries should consult their tax advisor.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in any U.S. federal income tax to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of shares of SharpLink US Common Stock acquired over the exercise price for those shares. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares of SharpLink US Common Stock equal to the fair market value of the shares at the time of exercise. SharpLink US is entitled to an income tax deduction in the amount of the income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

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Incentive Stock Options. The grant of an incentive stock option will not result in U.S. federal income tax to the participant. The exercise of an incentive stock option will not result in U.S. federal income tax to the participant provided that the participant was an employee of SharpLink US or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is “disabled,” as that term is defined in the Code).

The excess of the fair market value of the shares of SharpLink US Common Stock at the time of the exercise of an incentive stock option over the exercise price generally will constitute an item which increases the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired under the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares of SharpLink US Common Stock at the time of exercise.

If a participant does not sell or otherwise dispose of the shares of SharpLink US Common Stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of SharpLink US Common Stock to the participant, then, upon disposition of such shares of SharpLink US Common Stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the above holding period requirements are not met, a participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares SharpLink US Common Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, a participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of common stock at the time the restriction lapses over any amount paid for the shares of SharpLink US Common Stock. Alternatively, a participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such shares of SharpLink US Common Stock at the time of grant. SharpLink US will generally be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the participant, subject to the $1 million deduction limitation under Section 162(m) of the Code.

Restricted Stock Units and Unrestricted Stock Awards. A participant generally does not recognize income on the receipt of a restricted stock unit award or unrestricted stock award until a cash payment or a distribution of shares of SharpLink US Common Stock is received thereunder. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares of SharpLink US Common Stock or the amount of cash received over any amount paid therefor, and SharpLink US generally will be entitled to deduct such amount at such time.

Withholding of Taxes. SharpLink US may withhold amounts from awards to satisfy withholding tax requirements. Except as otherwise provided by the Plan Administrator, participants may satisfy withholding requirements through cash payment, by having the shares of SharpLink US Common Stock withheld from awards or by tendering previously owned shares of SharpLink US Common Stock to SharpLink US. Shares withheld from awards may be used to satisfy not more than the maximum individual tax rate for the participant in the applicable jurisdiction for such participant.

ERISA. The 2023 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401 of the Internal Revenue Code.

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Tax Advice The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2023 Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the 2023 Plan. In addition, if a participant resides outside the U.S., the Participant may be subject to taxation in other countries. The actual tax implications for any Participant will depend on the legislation in the relevant tax jurisdiction for that Participant and their personal circumstances.

What Happens If Shareholders Do Not Approve This Proposal?

If the Shareholders do not approve this proposal, SharpLink US will not have an equity incentive plan and will be unable to issue stock options or other equity incentive awards to officers, directors, employees, and other service providers to incentivize their work for SharpLink US.

Proposed Resolution

It is therefore proposed that at the Meeting the following resolution be adopted:

“RESOLVED, that the SharpLink Gaming, Inc. 2023 Stock Incentive Plan, in the form attached as Annex D to the Proxy Statement, be, and hereby is, adopted and approved in all respects.”

Required Vote; Recommendation of the Board of Directors

Approval of the Incentive Plan Proposal requires the affirmative vote of the majority of SharpLink Israel Shares (on an as-converted basis, subject to the Beneficial Ownership Limitation) as of the record date represented in person or by proxy at the Meeting.

Unless marked otherwise, proxies received will be voted FOR Proposal 2.

THE SHARPLINK ISRAEL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHARPLINK ISRAEL SHAREHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

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PROPOSAL NO. 3

THE ADJOURNMENT PROPOSAL

The adjournment proposal allows SharpLink Israel’s Board of Directors to submit a proposal at the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the consummation of the transactions.  The purpose of the adjournment proposal would be to provide more time for the SharpLink Israel’s shareholders to vote on each of the Proposals.

What Happens If Shareholders Do Not Approve This Proposal?

If an adjournment proposal is presented at the Meeting and such proposal is not approved by its shareholders, the Meeting may not be adjourned to a later date in the event, based on the tabulated votes, there are not sufficient votes when the Meeting is convened to approve the consummation of the transactions. In such event, the transactions would not be completed.

Proposed Resolution

It is therefore proposed that at the Meeting the following resolution be adopted:

“RESOLVED, that the adjournment of the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, if necessary, be confirmed, ratified and approved in all respects.”

Required Vote; Recommendation of the Board of Directors

Approval of the proposal to adjourn the Meeting, requires the affirmative vote of the majority of the SharpLink Israel Shares as of the record date represented in person or by proxy at the Meeting. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other Proposals.

Unless marked otherwise, proxies received will be voted FOR Proposal 3.

THE SHARPLINK ISRAEL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHARPLINK ISRAEL SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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BUSINESS OF SHARPLINK ISRAEL

The business of SharpLink Israel will be the primary business of SharpLink US following the Domestication Merger. In this section, “SharpLink” refers to SharpLink Gaming Ltd., including its subsidiaries.

Overview

Founded in 2019 and headquartered in Minneapolis, Minnesota, SharpLink Gaming Ltd. is a leading business-to-business provider of performance marketing and advanced technology-enabled fan engagement and conversion solutions for the fast emerging U.S. sports betting and iGaming industries. Our base of marquis customers and trusted business partners includes many of the nation’s leading sports media publishers, leagues, teams, sportsbook operators, casinos and sports technology companies, including Turner Sports, NASCAR, PGA TOUR, National Basketball Association (“NBA”), National Collegiate Athletic Association (“NCAA”), NBC Sports, BetMGM, Party Poker, World Poker Tour and Tipico, among numerous others.

We continue to make deliberate and substantial investments in support of our long-term growth objectives. Our primary growth strategy is centered on cost effectively monetizing our own and our customers’ respective online audiences of U.S. fantasy sports and casual sports fans and casino gaming enthusiasts by converting them into loyal online sports and iGaming bettors. We are endeavoring to achieve this through deployment of our proprietary conversion technologies, branded as our “C4” solutions, which are seamlessly integrated with fun, highly engaging fan experiences. Purpose-built from the ground-up specifically for the U.S. market, SharpLink’s C4 innovations are designed to help unlock the lifetime value of sports bettors and online casino players. More specifically, C4:

●	COLLECTS, analyzes and leverages deep learning of behavioral data relating to individual fans;
●	CONNECTS and controls fan engagement with real-time, personalized betting offers sourced from U.S. sportsbooks and casinos in states and jurisdictions where online betting has been legalized;
●	CONVERTS passive fantasy sport and casual sports fans into sports bettors on a fully automated basis; and
●	readily enables gaming operators and publishers to CAPITALIZE on acquiring and scaling sports betting and iGaming depositors, resulting in higher revenue generation and greatly enhanced user experience.

We reach fans and cultivate audience growth and activation through our four primary operating segments: 1) Sports Gaming Client Services; 2) SportsHub Games Network/Fantasy Sports; 3) Affiliate Marketing Services – International; and 4) Affiliate Marketing Services – United States.

The Company previously owned and operated an enterprise telecom expense management business (“Enterprise TEM”) acquired in July 2021 in connection with SharpLink’s go-public merger with Mer Telemanagement Solutions Ltd. Beginning in 2022, we sought a buyer for the business; and on December 31, 2022, we completed the sale of this business to Israel-based MTS Technology Ltd.

SharpLink is guided by an accomplished, entrepreneurial leadership team of industry veterans and pioneers encompassing decades of experience in delivering innovative sports solutions to partners that have included Turner Sports, Google, Facebook, the National Football League (“NFL”), NCAA and NBA, among many other iconic organizations, with executive experience at companies which include ESPN, NBC, Sportradar, AOL, Betfair and others.

As of September 2023, the Company’s state regulatory initiatives have resulted in SharpLink being licensed and/or authorized to operate in 26 U.S. states, the District of Columbia, Puerto Rico and Ontario, Canada, which represents nearly 100% of the legal online betting market in North America.

By leveraging our technology and building on our current client and industry relationships, we believe we are well positioned to earn a leadership position in the rapidly evolving sports betting and iGaming markets by driving down customer acquisition costs, materially increasing and enhancing player engagement and delivering users with high lifetime value to our proprietary web properties and to those of our gaming partners.

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During the fiscal years ended December 31, 2022 and 2021, we generated revenues of $7,288,029 and $2,635,757, respectively, representing an increase of 177% on a comparative year-over-year basis. For the six months ended June 30, 2023 and 2022, revenues totaled $6,647,748 and $3,647,590, respectively, representing an 82% increase on comparative quarter-over-quarter basis.

Our Corporate Information

Go-Public Merger with Mer Telemanagement Solutions Ltd.

Formerly known as Mer Telemanagement Solutions Ltd. (“MTS”), the Company was incorporated as a public limited liability company under the laws of the State of Israel in December 1995. The Company continues to operate under such laws and associated legislation of an Israeli business. In July 2021, MTS completed a merger between New SL Acquisition Corp., its wholly owned subsidiary, and SharpLink, Inc. (“Old SharpLink”) (the “MTS Merger”). In the MTS Merger, Old SharpLink was treated as the acquirer for accounting purposes because, among other reasons, its pre-merger shareholders held a majority of the outstanding shares of the Company immediately following the merger. After the merger, the Company changed its name from Mer Telemanagement Solutions Ltd. to SharpLink Gaming Ltd. and its NASDAQ ticker symbol from MTSL to SBET.

FourCubed Acquisition

On December 31, 2021, in a combination of cash and stock transaction, we acquired certain assets of 6t4 Company, a Minnesota corporation and FourCubed Management, LLC, a Delaware limited liability company (collectively “FourCubed”), including FourCubed’s iGaming and affiliate marketing network, known as PAS.net. For more than 16 years, FourCubed provided its global iGaming operating partners with affiliate marketing services. The strategic acquisition of FourCubed brought SharpLink an industry respected operating team with decades of combined experience in conversion through affiliate marketing services and in securing highly profitable, recurring net gaming revenue contracts with many of the world’s leading iGaming companies, including Party Poker, bwin, UNIBET, GG Poker, 888 poker, betfair and others. Originally established in 2005, FourCubed’s international iGaming affiliate network, Poker Affiliate Solutions (“PAS”) is currently comprised of over 12,000 sub-affiliates and has delivered nearly two million referred players since it was launched in 2008 at www.pas.net.

SportsHub Merger

SharpLink, SHGN Acquisition Corp., a Delaware corporation and wholly owned subsidiary of SharpLink (“Merger Subsidiary”), SportsHub Games Network Inc. (“SportsHub”) and Christian Peterson, an individual acting as the SportsHub stockholders’ representative entered into a Merger Agreement on September 7, 2022, as amended on December 22, 2022. The Merger Agreement contained the terms and conditions of the proposed business combination of SharpLink and SportsHub. Pursuant to the Merger Agreement on December 22, 2022, SportsHub merged with and into Merger Subsidiary with Merger Subsidiary surviving as a wholly owned subsidiary of SharpLink. In association with the transaction, SharpLink issued, in the aggregate, 401,700 Ordinary Shares to common and preferred stockholders of SportsHub. An additional aggregate of 53,941 Ordinary Shares are being held in escrow for SportsHub shareholders who have yet to provide the applicable documentation required in connection with the SportsHub Merger, as well as shares held in escrow for indemnifiable losses and for the reimbursement of expenses incurred by the stockholder representative in performing his duties pursuant to the Merger Agreement.

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Sale of Legacy MTS Business

On December 31, 2022, SharpLink closed on the sale of its legacy MTS business (“Legacy MTS”) to Israel-based MTS Technology Ltd. (formerly Entrypoint South Ltd.), a subsidiary of Entrypoint Systems 2004 Ltd. In consideration of MTS Technology Ltd. acquiring all rights, title, interests and benefits to Legacy MTS, including 100% of the shares of MTS Integratrak Inc., one of the Company’s U.S. subsidiaries, MTS Technology Ltd. will pay SharpLink an earn-out payment (an “Earn-Out Payment”) equal to three times Legacy MTS’ Earnings Before Interest, Taxes and Depreciation for the year ending December 31, 2023, up to a maximum earn-out payment of $1 million (adjusted to reflect net working capital as of the closing date). Within ten (10) calendar days of the approval by the board of directors of the Buyer of the audited annual financial statements of the Business as at December 31, 2023, and for the 12-month period ending on such date, which shall occur no later than May 31, 2024, Buyer shall deliver to the Seller a schedule certified by its Chief Executive Officer and Chief Financial Officer setting forth the computation of the Earn-Out Payment (as applicable), if any, together with the calculation thereof in an agreed Excel table format (including, but not limiting to all relevant details of the EBITDA calculations for the year 2023).

Change from Foreign Private Issuer to Domestic Issuer

Prior to January 1, 2023, SharpLink, an Israel corporation, qualified as a foreign private issuer. There are two tests to determine whether a foreign company qualifies as a foreign private issuer: the U.S. shareholder test and U.S. business contacts test. Under the U.S. shareholder test, a foreign company will qualify as a foreign private issuer if 50% or less of its outstanding voting securities are held by U.S. residents. If a foreign company fails this shareholder test, it will still be considered a foreign private issuer unless it fails any one part of the U.S. business contacts test. The U.S. business contacts test includes the following three parts: 1) the majority of the company’s executive officers or directors are U.S. citizens or residents; 2) more than 50% of the issuer’s assets are located in the United States; or 3) the issuer’s business is administered principally in the United States. Because we failed these tests, we are no longer a foreign private issuer and effective January 1, 2023, we are required to comply with the reporting requirements under the rules and regulations of the Exchange Act, applicable to U.S. domestic companies.

Reverse Stock Split

On January 20, 2023, the Company held an extraordinary general meeting of shareholders (the “Meeting”), at which the Company’s shareholders approved amendments to the Company’s Memorandum of Association and Second Amended and Restated Articles of Association (the “M&AA”) to effect a reverse stock split of the Company’s Ordinary Shares, nominal value NIS 0.06 per share by a ratio of up to and including 20:1, to be effective at the ratio and on a date to be determined by the Company’s Board of Directors (the “Board”). On April 17, 2023, the Board determined to effect a reverse stock split at a ratio of 1-for-10 on May 3, 2023 or any other date determined by the Chairman of the Board, and approved the corresponding amendments to the M&AA. On April 24, 2023, the Chairman of the Board determined to effect a reverse stock split on April 25, 2023. On April 25, 2023 (the “Effective Date”), the Company effected a 1-for-10 reverse share split of all of the Company’s share capital, including its Ordinary Shares, nominal value of NIS 0.06 per share (the “Reverse Stock Split”) and adopted amendments to its M&AA in connection with the Reverse Stock Split.

The Company undertook the Reverse Stock Split with the objective of meeting the minimum $1.00 per Ordinary Share bid requirement for maintaining the listing of its Ordinary Shares on The Nasdaq Capital Market. As a result of the Reverse Stock Split, the number of Ordinary Shares held by each shareholder of the Company automatically consolidated on a ten (old) Ordinary Share for one (new) Ordinary Share basis. On the Effective Date, the Company’s 26,881,144 Ordinary Shares issued and outstanding were reduced to 2,688,451 Ordinary Shares issued and outstanding, and the total number of the Company’s authorized Ordinary Shares under its M&AA was reduced from 92,900,000 Ordinary Shares, nominal value NIS 0.06 per share, to 9,290,000 Ordinary Shares, nominal value NIS 0.60 per share. No fractional shares were issued in connection with the Reverse Stock Split, but fractions were rounded up or down to the nearest whole share (with half shares rounded down).

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The Company’s Ordinary Shares began trading on a split-adjusted basis on The Nasdaq Capital Market on April 26, 2023, and continue to trade under its existing symbol “SBET.” The new CUSIP number for the Ordinary Shares following the Reverse Stock Split is M8273L110.

The Company retained its transfer agent, Equiniti/American Stock Transfer & Trust Company, to act as exchange agent for the Reverse Stock Split. Shareholders of record as of the Effective Date in certificated form will receive a letter of transmittal providing instructions for the surrender of their pre-reverse split share certificates. Shareholders owning uncertificated book-entry shares or owning shares via a broker or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split and will not be required to take any action in connection with the Reverse Stock Split.

NASDAQ Notice

On May 23, 2023, SharpLink received a notice (the “Notice”) from the staff of the Listing Qualifications Department at Nasdaq that it is no longer in compliance with the equity standard for continued listing on Nasdaq. Nasdaq Listing Rule 5550(b)(1) requires listed companies to maintain shareholders’ equity of at least $2,500,000 under the net equity standard (the “Nasdaq Rule”). SharpLink does not meet the alternative standards for market value of listed securities or net income from continuing operations.

Nasdaq provided the Company with 45 calendar days, or until July 7, 2023, to submit a plan to regain compliance with the Nasdaq Rule. The Company timely submitted its plan and relevant materials to Nasdaq and requested an extension through November 20, 2023 to evidence compliance with the Nasdaq Rule. On August 3, 2023, the Company received a determination letter from Nasdaq advising it that Nasdaq granted the Company an extension to regain compliance with the Nasdaq Rule, and that on or before November 20, 2023 the Company must take the actions set forth in the plan and opt for one of the two alternatives to evidence compliance with the Nasdaq Rule. The consummation of this offering is part of the actions set forth in the plan to regain compliance with the Nasdaq Rule.

If the Company fails to evidence compliance upon filing its periodic report for the year ended December 31, 2023, with the SEC, the Company may receive a written notification from the Staff that its securities will be delisted. At that time, the Company may appeal the Staff’s determination to a Hearings Panel.

Proposed Offering

On September 22, 2023, the Company filed a registration statement on Form S-1 in connection with a proposed public offering of the Company’s Ordinary Shares, ordinary warrants and pre-funded warrants.

The current conversion prices of our Series B Preferred Shares and Debenture are $7.00 and $4.1772 per share, respectively. The current exercise price of our warrants issued to Alpha in February 2023 is $4.0704 per share. All of these securities include an anti-dilution mechanism. If the proposed offering is consummated, and there is no guarantee that it will be, if the shares are issued with a public offering price less than the conversion/exercise prices, these prices will be reduced accordingly, subject to certain floor prices. As a result, we will receive less proceeds from the conversion/exercise of these securities.

Extraordinary Meeting of Shareholders

On October 24, 2023, SharpLink held an Extraordinary General Meeting of Shareholders. At the meeting, SharpLink’s shareholders approved an amendment to the Company’s Amended and Restated Articles of Association to increase the authorized share capital of the Company from 9,290,000 Ordinary Shares, nominal value NIS 0.60 per share, to 100,000,000 Ordinary Shares, nominal value NIS 0.60 per share, and a corresponding amendment to the Company’s Memorandum of Association.

The primary purpose of this amendment is to provide sufficient authorized Ordinary Shares for SharpLink to consummate an offering, which is part of the plan to regain compliance with the Nasdaq Rule. As disclosed above and in the proxy statement, in order to regain compliance with the Nasdaq Rule, SharpLink will need to complete an equity offering prior to November 20, 2023. In addition, the increase in the authorized shares is also necessary to ensure the availability of a sufficient number of authorized Ordinary Shares for possible future conversion of convertible financial instruments into Ordinary Shares, or the restructuring of Company debt, and allows the Company to issue additional Ordinary Shares for various corporate purposes, including but not limited to, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations, as well as other general corporate transactions, without the expense and delay of arranging another extraordinary meeting of shareholders.

Operating Segments

The table below reflects our revenue by operating segment for the three and six-month periods indicated below:

	For the Three Months Ended June 30,
Segment	2023	2022
Sports Gaming Client Services	$698,529	$802,534
SportsHub Games Network/Fantasy Sports	1,128,370	-
Affiliate Marketing Services - International	1,124,887	840,212
Affiliate Marketing Services – United States	305,571	108,509
Total	$3,257,357	$1,751,255

	For the Six Months Ended June 30,
Segment	2023	2022
Sports Gaming Client Services	$1,763,544	$1,713,597
SportsHub Games Network/Fantasy Sports	2,165,693	-
Affiliate Marketing Services - International	2,133,164	1,763,962
Affiliate Marketing Services – United States	585,347	170,031
Total	$6,647,748	$3,647,590

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The table below reflects our revenue by operating segment for the years indicated below:

	For the Year Ended December 31,
Segment	2022	2021
Sports Gaming Client Services	$2,493,685	$2,424,229
SportsHub Games Network/Fantasy Sports (Dec 22-31, 2022)	951,196	-
Affiliate Marketing Services - International	3,427,698	-
Affiliate Marketing Services – United States	415,450	211,528
Total	$7,288,029	$2,635,757

Sports Gaming Client Services

Based in Collinsville, Connecticut, SharpLink’s Sports Gaming Client Services (“Client Services”) business unit was originally established in 2006 as Sports Technologies Inc., or STI. STI was founded by Chris Nicholas, our current Chief Operating Officer. STI was acquired by SharpLink’s former parent company, SportsHub Games Network, Inc. (“SportsHub”), in 2016. In November 2020, SportsHub spun off STI and SharpLink subsequently acquired STI in an all-stock transaction.

SharpLink’s Client Services division designs, develops, tests, hosts and manages online Free-To-Play (“F2P”) games and mobile apps for a licensing fee. We also integrate sports betting markets for major league and media clients for a licensing fee. We hold longstanding F2P game development agreements with several of the biggest names in sports, including Turner Sports, NBA, NFL, PGA TOUR and the Women’s Tennis Association.

In 2022, our Client Services group supported more than two million players and delivered over 40 bespoke F2P games to more than a dozen clients. To highlight a few, for the past 13 years, we have produced the official NCAA March Madness Live bracket challenge in collaboration with Turner Sports; delivered three F2P games for the NBA, including the very popular Playoffs Bracket Challenge; built multiple game titles for both NASCAR and the PGA Tour, extending our working relationship with those leagues to over ten years each; and created the Stanley Cupple game for the NHL – a game similar to the social word game sensation, Wordle. In addition, we launched two games for global betting giant Tipico in anticipation of Ohio becoming a legal betting state on January 1, 2023. The first was a highly interactive, in-stadium digital scratch-off game revealing three in-game proposition bets, or props, for fans attending home games of the Columbus Crew held through the end of the 2022 MLS season; and the second launched in mid-November was the Win Ohio football props game which challenged players to choose from a slate of props available on college and NFL football games each weekend through the 2022 NFL regular season.

Subsequent to the end of 2022, BetMGM named SharpLink as a developer of F2P games and contests for the leading sports betting and iGaming operator. We will leverage our Client Services team’s game development expertise and the integration of our C4 technology to launch a portfolio of diverse and entertaining F2P games designed to reach, engage and drive engagement of sports fans to sports bettors across the jurisdictions where BetMGM is currently licensed to be operative. SharpLink is currently pursuing additional new business arrangements with other top professional sports leagues, teams, sportsbooks and media companies in the United States.

SportsHub Games Network/Fantasy Sports

On December 22, 2022, SharpLink completed its merger with SportsHub. Originally founded in 2015 by Rob Phythian, our current Chief Executive Officer, and based in Minneapolis, SportsHub owns and operates a variety of real-money fantasy sports and sports simulation games and mobile apps on its platform; and is licensed or authorized to operate in every state in the United States where fantasy sports play is legal and in which SportsHub has elected to operate based on the financial viability of operating there. The platform currently reaches more than two million fantasy sports fans who spent approximately $40 million on our portfolio of digital gaming experiences and contests in 2022.

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SportsHub’s platform currently includes the following line-up of fantasy sports-related assets:

●	National Fantasy Championships (nfc.shgn.com) – the premier operator of high stakes fantasy football, baseball, basketball and hockey contests with grand prize payouts as high as $250,000 and featuring the industry’s premier live draft experience in Las Vegas and New York;

●	Bestball10s (bestball10s.shgn.com) – the hugely popular season-long best ball fantasy league format that provides users with the fun of drafting their teams without the burden of managing their roster every week;

●	Fanball (fanball.com) – one of the top daily fantasy sports destinations where NFL, MLB and NBA fans compete against similarly skilled players in draft, auction and salary cap style daily fantasy sports contests;

●	Fantasy National Golf Club (fantasynational.com) – a provider of world class data analysis and research tools for fantasy golf players and sports bettors;

●	WhatIfSports (whatifsports.com) – one of the leading sports simulation sites featuring online simulation games and predictions for MLB, NFL, NHL, NBA, NCAA sports and more, allowing players to compete in a full season with their respective dream teams drafted from past and present seasons; and

●	LeagueSafe (leaguesafe.com) – an online platform for private fantasy leagues to collect entry fees, provide transparency into league transactions, secure funds throughout the season, encourage timely payment of entry fees, and facilitate end-of-season payouts. LeagueSafe is the trusted source for collecting and protecting private fantasy league dues since 2008 and attracts over 150,000 paying users each year.

What Are Fantasy Sports?

Season-long fantasy sports involve game players, or “team owners,” choosing a line-up of real sports athletes in an online selection process, or a draft, to assemble a fantasy team. Athletes’ real-game statistics are compiled and compared to see whose fantasy team has done the best and points are given accordingly as determined by the platform it is played on. Players track how their fantasy team is doing through the applicable season using various websites or mobile apps. Many players form leagues with friends and compete against only people they know, while others join public leagues hosted by websites or apps and compete against other fans’ leagues. In fantasy sports, most everyone manages a roster by adding, dropping, trading and selling players to keep winning.

Based on the number of team owners in each fantasy sports league, there are different possible payout structures, which are typically determined by the “commissioner” who is appointed by the team owners. The commissioner’s primary responsibility is to decide the type of fantasy league they are running, what platform they will use to manage their league, and to set rules regarding points scoring and trades ahead of the start of each season. He or she is also the person that fellow team owners turn to if there is a major disagreement amongst owners or a lag in the leagues scoring updates, among other disputes. If the league plays for money, then it is the commissioner’s responsibility to ensure everyone’s entry fees are paid in and winnings are paid out.

Daily fantasy sports (“DFS”) games are similar to season-long games, however online contests range from a day to a week, depending on the sport. DFS competitors draft a player roster and those players earn points based on their respective in-game performance. Team owners can compete in both public or private tournaments, form leagues with friends, family members and coworkers, join other public leagues or play head to head with other owners.

National Fantasy Championships | High Stakes Fantasy Sports (nfc.shgn.com)

National Fantasy Championships (“NFC”) was originally created in 2004 to host a set of high stakes fantasy football (“NFFC”) and baseball (“NFBC”) competitions. With live drafts in Las Vegas, New York and Chicago, in its first season, NFFC drew 224 teams at $1,250 each for the main event with a $100,000 grand prize. The same year, NFBC also hosted live drafts in Las Vegas, New York and Chicago, drew 195 teams for the main event and awarded the industry’s first $100,000 grand prize for baseball. The National Fantasy Basketball Challenge (“NFBKC”) was started in the fall of 2006 with just three main event leagues competing for a grand prize of $3,000. After NFC was acquired by SportsHub in 2016, SportsHub expanded NFC to include the National Fantasy Hockey Challenge (“NFHC”) in 2019.

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NFC now hosts numerous high stakes fantasy sports competitions for football, baseball, basketball and hockey with millions of dollars in prize winnings awarded across all competitions each year and includes live draft events held each year in Las Vegas and New York City. Players who are not able to make it to the live events can choose online options to compete for the national championships in many of NFC’s contests, such as the $250,000 grand prize in the NFFC Primetime, the $150,000 grand prize in the NFBC main event, the $150,000 grand prize in the Rotowire Fantasy Baseball Online Championship. Over the past 18 years, NFC has paid more than $55 million in prize winnings to its high stakes players.

Bestball10s (bestball10s.shgn.com)

Bestball10 is one of the nation’s most popular best ball fantasy games (as ranked by Footballguys.com, CheatSheetWarRoom.com and others), whereby fantasy league owners draft their team but there is no in-season management – no waiver wire, trades, adds or drops. Instead, the highest-scoring players chosen are optimized to form an owner’s starting lineup every week throughout the season. Leagues are decided by cumulative season points rather than head-to-head matchups. Using Bestball10s’ state-of-the-art draft room, owners can draft their teams in mere hours instead of days or weeks; and can be managed from any mobile device or desktop computer. BestBall10 features multiple tournaments for the NFL, NBA and MLB seasons and awards grand prize winnings of up to $10,000.

Fanball (fanball.com)

Fantasy Sports Acquisition, LLC (“Fanball”), co-founded in 1993 by Rob Phythian, SharpLink’s current Chief Executive Officer, began as one of the industry’s first online fantasy sports sites and the publisher of the world’s first weekly fantasy sports magazine, Fantasy Football Weekly. Fanball was sold in 2005 to FUN Technologies, one of the world’s largest providers of online and interactive casual and fantasy sports games and sports information at that time. In 2007, FUN was acquired by Liberty Media Corporation, which folded Fanball into CDM Sports. In 2015, SportsHub acquired CDM Sports and reinvigorated Fanball as a DFS online destination offering a wide range of free-to-play and paid contests in both standard salary cap, draft and auction type formats for the NFL, MLB and NBA seasons. Easy to use for even novice players, all features and services offered on Fanball can be readily accessed on both desktop and mobile devices and players can quickly enter competitions, draft their squads and make their deposits and cash-outs via its online cashier.

Fantasy National Golf Club (fantasynational.com)

Fantasy National Golf Club is a private golf club for fantasy golfers. Offering world class research tools that allow users to sort over a large range of dates so that they can identify players with the best statistics over specific periods. Based on data officially licensed from the PGA TOUR, information provided ranges from par four performance on specific ranges to how individual pro golfers perform in certain wind conditions, among other stats. Fantasy National Golf Club has an easy to use daily fantasy line-up generator; years of detailed data from each course; a simulator which has simulated every pro golf tournament 1,000 times to determine the probability of each player winner; a user-friendly, customizable stat model; a highly interactive ownership model that has leveraged crowd sourced user activity to develop highly accurate ownership projections; betting tools that extend beyond daily fantasy pricing to regularly updated betting odds for those placing wagers in legal states; and tools for head to head betting analysis.

WhatIfSports (whatifsports.com)

WhatIfSports is a sports simulation site featuring online simulation games and predictions for MLB, NFL, NHL, NBA and NCAA sports, analyzing the performance of past and present players and teams and utilizing every stat available to determine the outcome of a wide variety of “what if” scenarios. For instance, in its SimMatchup game, players can battle the 1927 New York Yankees against the 1975 Cincinnati Reds to see who would win; see how many goals Wayne Gretzky would score if he were on the ice with Connor McDavid; or answer the age old debate of whether the 1986 Los Angeles Lakers or the 1996 Chicago Bulls would win on the court? In its SimLeague Baseball game, players can manage a team comprised of their favorite athletes throughout MLB history (draft any player from 1885 through present day), competing against other baseball fans in a full season – complete with trades, play-by-play and hundreds of stats. In its Dynasty games, players can run their own baseball franchise or elect to coach, recruit and run their own college football, basketball or soccer program.

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LeagueSafe (leaguesafe.com)

LeagueSafe was created in 2008 with the goal of simplifying and automating the last remaining hassle in fantasy league administration: finance management. Since its founding, LeagueSafe has become one of the most trusted sources for collecting and protecting season-long fantasy league dues and payouts of winnings via proven, secure online and mobile payment platforms. LeagueSafe’s proprietary wallet system empowers leagues to collect entry fee payments, safeguard league fees throughout the season, offers transparency of league finances to all team owners, gives owners the opportunity to validate their commissioners’ intended payouts, and releases funds immediately after the end of the season.

League commissioners can allocate payouts within hours of the end of the season, and league members can receive their winnings immediately using one of several instant payout delivery options. No credit card or bank account information is stored on the site, and each transaction is a one-time event. LeagueSafe generates revenue through the collection of interest earned on the dues held in its wallet system. Users can elect to leave their winnings in their wallets for future use or request payouts at any time.

SportsHub’s Multiple Revenue Channels

Net Gaming Revenues

SharpLink collects fees from customers for daily and season-long online fantasy sports games in advance and recognizes the related fees over the term of the online fantasy game. Net gaming revenue means the gross revenue generated in a transaction reduced by all applicable marketing and platform costs, progressive contributions, gaming taxes, and player-related costs.

Fee Revenues

We collect various forms of fee revenue from customers using our LeagueSafe platform. Our performance obligation is to provide these customers with an online platform to collect entry fees, provide transparency into league transactions, encourage timely payment of entry fees, safeguard funds during the season and facilitate end-of-season prize payouts. Fee revenue related to payment transactions is deferred until the end of the specific season. Other types of fee revenue are recognized on a transactional basis when users complete transactions or when a customer’s account becomes inactive under the terms of the user agreement.

Subscription Revenues

Our WhatIfSports games provide sports simulation software that our users pay a subscription fee to access over a period of time. SharpLink provides and maintains the software throughout the duration of the season, which constitutes a single performance obligation and revenue is recognized over the term of the service. When a customer subscribes to Fantasy National Golf Club, SharpLink also collects a subscription fee. Our performance obligation under these contracts is to provide our users with access to our intellectual property. Revenue is initially deferred and recognized ratably over the subscription period.

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Affiliate Marketing Services Segments

Affiliate Marketing Services – International

On December 31, 2021, in a combination of cash and stock transaction, SharpLink acquired certain assets of FourCubed, including FourCubed’s iGaming and affiliate marketing network, known as PAS.net (“PAS”). For more than 16 years, PAS has focused on delivering quality traffic and player acquisitions, retention and conversions to U.S. regulated and global iGaming operator partners worldwide. In fact, PAS won industry recognition as the European online gambling industry’s Top Affiliate Manager, Top Affiliate Website and Top Affiliate Program for four consecutive years by both igambingbusiness.com and igamingaffiliate.com. The strategic acquisition of FourCubed brought SharpLink an industry respected operating team with decades of combined experience in conversion through affiliate marketing services and in securing recurring net gaming revenue (“NGR”) contracts with many of the world’s leading iGaming companies, including Party Poker, bwin, UNIBET, GG Poker, 888 poker, betfair and others.

In May 2022, SharpLink announced that its wholly owned subsidiary Trendfront Marketing International Limited, acquired in the FourCubed transaction, was selected by WPT Global to manage the new WPT Global affiliate program as its Master Affiliate (“Master Affiliate”). As the Master Affiliate, SharpLink will receive a second tier commission from the results that its network of referred affiliated marketers are generating. WPT Global is a new online gaming operator that has licensed the World Poker Tour brand (“WPT”) to market and promote its gaming platform. Since its launch in 2003, the WPT has been an iconic brand at the forefront of the global poker community. WPT is the premier name in internationally televised gaming and entertainment with brand presence in land-based tournaments, television, online and mobile. With the April 2022 introduction of WPT Global in nearly 100 countries worldwide, fans and players are now able to take their game play to the next level, playing real money games on WPT Global’s online platform, home to the largest pool of recreational players in online poker and designed for fun, fair and secure play.

Affiliate Marketing Services – United States

As part of our strategy to deliver unique fan activation solutions to our sportsbook and casino partners, in November 2022, we executed the first phase of a planned multi-phase roll-out of our U.S.-focused D2P business with the launch of 15 state-specific affiliate marketing websites. These state-specific domains are designed to attract, acquire and drive local sports betting and casino traffic directly to the Company’s sportsbook and casino partners’ which are licensed to operate in each respective state. As of September 2023, we own and operate sites serving 17 U.S. states.

Specifically, the following proprietary affiliate marketing web properties are now live:

●	Arizona – sharpbettingaz.com

●	Colorado – sharpbettingco.com

●	Iowa – sharpbettingia.com

●	Illinois – sharpbettingil.com

●	Indiana – sharpbettingin.com

●	Kansas – sharpbettingks.com

●	Louisiana – sharpbettingla.com

●	Maryland – sharpbettingmd.com

●	Michigan – sharpbettingmi.com

●	New Jersey – sharpbettingnj.com

●	New York – sharpbettingny.com

●	Ohio – sharpbettingoh.com

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●	Pennsylvania – sharpbettingpa.com

●	Tennessee – sharpbettingtn.com

●	Virginia – sharpbettingva.com

●	West Virginia – sharpbettingwv.com

●	Wyoming – sharpbettingwy.com

All 17 websites feature key highlights, sports betting offers and special promo codes for partner sportsbooks operating in each state. In addition, four of the 17 state sites – Michigan, New Jersey, Pennsylvania and West Virginia where iGaming has been legalized – feature similar content relating directly to SharpLink’s online casino partners. As more states legalize sports betting, our portfolio of state-specific affiliate marketing properties will expand to include them. We largely utilize search engine optimization and programmatic advertising campaigns to drive traffic to our D2P sites.

In the first quarter of 2023, we announced that in connection with our national audience aggregation and phased D2P revenue growth initiatives, phase two of our plan was implemented when we launched SharpBetting.com, a sports betting education hub for experienced and novice sports fans. SharpBetting.com is a robust educational website dedicated to teaching new sports betting enthusiasts the fundamentals of, and winning strategies for, navigating the legal sports betting landscape.

The third and final planned phase of our D2P strategy will focus on launching an entirely new content experience in the fall of 2023, which we expect will bring all our affiliate marketing assets together in a hyper-local, fan-centric experience. Our vision is to power a targeted and personalized sports betting and iGaming environment that organically introduces all fans to our marketing partners through relevant tools, free-to-play games and high quality content – all in a credible environment. The result is expected to be a premium monetization solution that allows us to achieve our audience building objectives while delivering quantifiable conversion results for our sportsbook and casino partners.

SharpLink’s Affiliate Marketing Services – U.S. group also works closely with a wide range of industry leading sportsbooks to receive, normalize and monitor their betting markets data; and then provides an API to give our partners near real-time access to the latest betting markets and their prices. Additionally, SharpLink manages the ongoing updates to these APIs and markets, removing the technical headache of changing and evolving specifications in a fast-moving industry. The data for every market received from a sportsbook is presented with additional market metadata, enabling partners to quickly cross-reference similar markets across different operators and removing the need for them to parse and map new and changing market names for each sportsbook. Every betting market is also cross-referenced to the relevant sporting entity, allowing SharpLink’s clients to access every market for Patrick Mahomes II, for example, in just one API call. SharpLink’s technologies remove the need for developers to parse and understand these sporting relationships across multiple sports, instead enabling them to leverage existing data sources, such as Sportradar, to automatically select the right markets.

Affiliate Marketing Services Revenues

SharpLink generates revenue from both our Affiliate Marketing Services International and United States segments by earning a commission from sportsbooks and casino operators on new depositors directed to them via our PAS.net affiliate marketing network in international markets and via our proprietary D2P websites in America. Depending on the terms of our marketing agreement with each operator and the type of license SharpLink has been granted in a particular state by its regulator, commissions may be paid in the form of cost per acquisition (“CPA”) or by sharing in NGR generated by the referred depositor. In addition, our Affiliate Marketing Services – U.S. segment provides sports betting data (e.g., betting lines) to sports media publishers in exchange for a fixed fee.

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In November 2021, we and Quintar, Inc. (“Quintar”), the developer of the world’s first Augmented Reality (“AR”) centered sport fan technology platform, jointly announced our intent to partner to integrate SharpLink’s C4 sports betting conversion technology with Quintar’s Q.Reality technology to produce an AR experience that combines live sporting events with real-time sports betting for sports fans in legal betting states – whether they are at the event or viewing live game action from home on the television. Quintar is currently focused on implementing its phased development roadmap for its Q.Reality platform and will look to integrate SharpLink’s sports betting conversion technology into its capabilities as it further evolves.

Market Opportunity

Online Sports Betting

Prior to May 2018, the Professional and Amateur Sports Protection Act of 1992, or “PASPA,” restricted the ability of individual states to legalize sports betting in the United States. However, in May 2018, the U.S. Supreme Court ruled that PASPA violated the United States Constitution. As a result of the Supreme Court’s decision, the federal restrictions on sports betting under PASPA were no longer enforceable, giving individual states the power to legalize sports betting. Since PASPA overturned the federal ban on regulated sports wagering outside of Nevada, all but 16 states in the country have legalized sports betting in some capacity and have collectively benefited from over $2.6 billion generated in taxes/jurisdiction revenue from June 2018 through March 14, 2022. (Source: Legal Sports Report, March 14, 2023, https://www.legalsportsreport.com/sports-betting/revenue/).

According to the latest analysis from PlayUSA published in December 2022, the U.S. sports betting market is poised for a record-breaking year in 2023. In total, PlayUSA reports that it expects legal states to generate nearly $120 billion in handle and nearly $9 billion in revenue during the year. Considering that the total handle wagered in November 2022 for all legal states hit a new record high, cresting $10 billion for the month, the 2023 growth outlook for U.S. sports betting is on pace to meet and, perhaps, exceed this forecast.

In February 2023, the American Gaming Association (“AGA”) reported that a record 50.4 million American adults were expected to wager $16 billion on Super Bowl LVII alone – with 30 million projected to place bets online. The total amount expected to be wagered is more than double the amount from 2021. Hard data was used to back up the AGA’s predictions of a record-setting betting market for this year’s game. GeoComply, which handles nearly all the online betting traffic for the U.S. sports betting market to verify a customer is in a particular location where such bets are legal, said it had recorded over 550 million geolocation checks during the NFL playoffs from January 14-29, 2023; and subsequently announced on February 12, 2023 that it had conducted a record 100 million geolocation checks across 23 U.S. states and the District of Columbia with legal, online sports betting during Super LVII weekend.

iGaming

iGaming is any kind of online betting that wagers on the future outcome of a game or event. Sports betting, online casinos, poker and eSports all fall under the iGaming definition. However, the legality of iGaming has different timelines around the world, and the U.S. is one of the most recent to establish a regulated iGaming market. This compares to the United Kingdom, which has enjoyed regulated online sports betting, casinos and poker sites since 2005. In fact, as of the end of 2022, just seven U.S. states have legalized online casino games, poker or both: Connecticut, Delaware, Michigan, Nevada, New Jersey, Pennsylvania and West Virginia. Although yet nascent, the U.S. iGaming industry presents a compelling growth opportunity for industry stakeholders as more states seek to legalize, regulate and tax iGaming.

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Free-To-Play Sports Games

As sports betting continues to proliferate in the United States, F2P sports games continue to play an important role in allowing operators to offer engaging services in states where sports betting is not legal, attract and educate prospective new sports bettors where it is legally permitted, and provide a host of other benefits to operators, including building brand awareness and capturing big data and deep behavioral insights on would-be bettors. F2P is an opportunity for players to engage with games and products for fun or practice, sometimes in real-time. F2P provides the same entertaining gameplay, even offering bonus rewards or prizes found in real-money games, while allowing game producers, brands and operators to cultivate audience. Moreover, F2P allows operators to tap into sports fans who have yet to engage in real money sports betting or DFS, but are intrigued by the prospect of learning how to become real online sports bettors — something they can do by playing F2P games.

As the sports betting landscape continues to evolve, the ways fans interact with the various games that interest them will change as well. Fans are looking for innovation not only in the game, but how they interact with it. According to an article published in Global Gaming Business Magazine, “The old saying goes that innovation is the mother of invention. The same is true of the sports betting market of the future. Today’s bettors and those in the future are looking for innovation in their experience. F2P allows operators to test various methods and innovate the experience to see what resonates with sports fans who may want to bet, if they don’t already. Sometimes the fan is forgotten in the experience, and creating a conversation between the fan and the game through an F2P offering can ensure that the fan is kept in mind.”

Sports are about fan interaction, creating a conversation between fellow fans and opposing fans alike, and building that relationship between the fan, the team and the sports that they love. By creating that dialogue, organizations can build further affinity for the sport and keep the fans engaged at a higher level, whether they are in-venue, watching from the comfort of their own home, or sitting at a bar with other fans. F2P also allows operators to find a more reasonable acquisition cost per player in a competitive market that has some operators providing several hundreds, if not thousands, of dollars in promotional play, providing an F2P option early and continuously can bring in players at a much lower cost and build enduring affinity with the player.

Fantasy Sports

On a global basis, the Fantasy Sports Market was valued at $21.39 billion in 2021 and is expected to reach $44.07 billion, with an estimated CAGR of 12.92% over the forecast period of 2022-2027, according to a report published by market research firm Mordor Intelligence in June 2022. In this report, the author states, “The increasing popularity of players, the emergence of sports leagues, growing investment in digital and Internet infrastructure and the launch of fantasy sports applications as other means to connect with fans’ favorite sports are some of the factors driving the market’s growth.”

In September 2022, research firm Market Decipher forecasted in its report titled, “Global Fantasy Sports Market Size, Statistics, Trend Analysis and Forecast Report, 2022-2032,” that the industry will reach $92.61 billion by 2032 with North America and India expected to lead the growth. In fact, Technavio, another independent market research firm, is projecting that 41% of the growth in the global industry will originate in North America between its forecasted period of 2021-2026.

Based on its May 2022 survey of 2,000 American adults, research firm Leger reported that approximately 20% of all Americans over the age of 18, or approximately 50.4 million people, now play fantasy sports, an increase of six million versus 2021 when the U.S. sports industry was still in the throes of the COVID pandemic. The Leger study also showed that DFS continued to grow with over 30 million U.S. adults playing – up 12% over 2019 when the number was last calculated. Data from the study also reflected that the crossover between DFS players and season-long fantasy players is up significantly, too. Looking strictly at key behavioral indicators of a fantasy sports player, the NFL, MLB and NBA continue to be the most popular sports leagues with players — with eSports making a huge jump among DFS players.

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Affiliate Marketing

Search for odds or lines on any given match-up, and the vast majority of search results will spring from affiliate marketing sites. The affiliate market has a long history of operating in tandem with sports betting, reaching back to much-more-mature markets like the United Kingdom and countries throughout Europe – or even beyond locally regulated online betting – and into the early annals of U.S. sports betting upon PASPA’s 2018 repeal. However, today, the value of a modern affiliate marketer goes far beyond the number of first-time depositors they generate in a month. Rather, they also provide expert feedback, educate new players and offer a low-risk marketing alternative to traditional advertising, as they are paid on performance.

Virtually every online gambling operator in the Unites States utilizes affiliate marketing, also referred to as performance marketing, to get their brand in front of the most valuable customers — the high intent customers. Many of the end-users that browse an affiliate website have already decided that they are going to open an account with a sportsbook and wager online; however, they have not yet decided where they want to do that.

Due to technical tools and features like digital marketing, analytics and the extended usage of cookies, affiliate marketing in sports betting has become extremely cost effective to implement and measure, making it a billion-dollar industry. In the U.S., affiliate marketing spending was estimated to reach $8.2 billion in 2022 and is projected to grow to reach approximately $13 billion in 2023, according to statistics published by Demand Sage, an advanced business intelligence solutions company. Other statistical data supplied by Demand Sage include the following:

●	Affiliate Marketing is used by 83% of marketers to raise brand recognition;

●	Bloggers and review sites are the leading channels for affiliate marketing;

●	Some of the top businesses in the world get 5-30% of their Internet revenue via affiliate marketing;

●	Affiliate programs are the most important client acquisition method for 40% of U.S. firms; and

●	The future of affiliate marketing is inextricably linked to the Internet market in the United States; according to available statistics, the U.S. has the largest share of the worldwide affiliate marketing accounting for 39%.

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Competition

A number of businesses exist in the markets in which SharpLink operates – namely the B2B provision of sports data-driven technology and related services to the sports betting and iGaming industries. These businesses generally fall into three categories: small companies with some similar products but with minimal distribution; companies that acknowledge official rights but lack meaningful scale; and genuine competitors that offer similar products and services to the same target clients. SharpLink considers its most direct and relevant competitors to be Gambling.com, Catena Media, Bettor Collective, Genius Sports, Sportradar, Fresh8Gaming (acquired by Sportradar in March 2021) and MetaBet.

The specific industries in which we operate are characterized by dynamic customer demand and technological advances, and there is significant competition among sports betting and iGaming affiliate marketers, F2P game developers and fantasy sports property operators. A number of established, well-financed companies producing online gaming and/or sports betting conversion products and services compete with our product offerings, and other well-capitalized companies may introduce competitive services. There has also been consolidation among competitors in the sports betting and iGaming industries and such consolidation and future consolidation could result in the formation of larger competitors with increased financial resources and altered cost structures, which may enable them to offer more competitive products and services, gain a larger market share, expand their product and service offerings and broaden their geographic scope of operations.

In its sports gaming betting services business, SharpLink and one or more of its competitors may often simultaneously serve the same clients. SharpLink’s competitors have their own portfolio of technology products and services, and sportsbooks rarely agree to have exclusive agreements with just one provider as this prevents them from offering a broad range of solutions, placing them at a competitive disadvantage. These dynamics result in a highly competitive industry.

Our Competitive Strengths

SharpLink believes that the principal differentiating factors in the sports data industry include the breadth and depth of its market-centric portfolio of conversion solutions, reliability of key services, relationships with sportsbooks and leagues, ease of integration and scalability. SharpLink’s products, services, experience, industry relationships and corporate culture allow it to compete effectively across all these factors. By delivering what SharpLink believes is an unprecedented level of user engagement and stickiness for our valued clients made possible by our proprietary C4 technology solutions, we help our clients reduce their customer acquisition costs and achieve significantly higher customer lifetime values.

Key Growth Strategies

The key elements of SharpLink’s long-term growth strategy are focused on:

●	Continuing to invest in the development and expansion of our proprietary C4 conversion technologies and tech-enabled sports marketing solutions. Our research and development efforts are critical building blocks of us, and we intend to continue investing in our own innovations, pioneering new and enhanced products and services that lead to our converting millions of sports fans into sports and iGaming depositors for our sportsbook partners. We believe that by investing in research and development, we can perpetuate the trust and fidelity that we have earned with our customers and with sports fans by continuing to deliver innovative highly immersive fan engagement experiences and quantifiable, cost-effective conversion solutions.

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Growing our audience of sports fans engaging with our current portfolio of real-money fantasy sports, F2P games and local affiliate marketing web properties. With our differentiated brands and organic virality, strong funnel of new customers and continued focus on marketing efficiencies, we remain intent on monetizing the growing number of U.S. sports fans passionate about the sports, teams and players they love – and providing them with the ability to fully express their personal fandom through direct connectivity with the greater sports ecosystem – ultimately expanding from conversion to sportsbook and casino depositors to customers of live sports event tickets, sports merchandise and sports streaming services, among other in-demand products and services.

Our current digital platform, which is currently reaching over two million fantasy game players, and another two million through our bespoke F2P games created for our clients, is enabling SharpLink to connect, engage, track and deliver contextualized and personalized content designed to entertain, educate and convert them into sports bettors, real money casino players and active sports brand consumers. This platform also provides us with valuable quantitative and qualitative customer data that we will continue to leverage to inform all aspects of our business operations – from technology and product development to marketing and formation of strategic new business partnerships.

●	Expanding our SportsHub/Fantasy Sports platform to further penetrate the emerging U.S. online sports betting market. In October 2021, SportsHub and we integrated our C4 sports betting conversion technology with National Fantasy Championships (“NFC”) and Fanball Daily Fantasy Sports gaming websites to proactively engage and convert this high-stakes fantasy game players into sports bettors in states where online sports betting has been legalized.

A recent June 2022 study performed by polling firm Leger for the Fantasy Sports & Gaming Association found that 69.5 million adults in the United States either bet on sports or play some type of fantasy sports. The survey also estimated that 59% of that population are doing both. The Leger study showed that 98% of fantasy sports players who started betting also continued to play fantasy sports and 63% of sports bettors are now using the Internet to place their bets. This suggests that there exists an opportunity for SportsHub to engage and convert its growing base of fantasy sports games into sports bettors could lead to pronounced revenue growth for SportsHub in the future through the addition of net gaming revenues earned from sports betting on its platform or customer acquisition fees earned through direct referrals of new sports bettors to sportsbooks.

●	Designing and implementing new highly engaging fantasy sports games and adopting advanced technologies to enhance user experience. We will continue to expand and enhance our portfolio of fantasy sports games to increase revenues and drive deeper market penetration of the global Fantasy Sports Market. We also believe that there is an opportunity to leverage artificial intelligence and machine learning to drive even greater efficiencies in our customer acquisition and retention strategies and materially enhance user experience for our customers.

●	Effectively managing our growth portfolio for long-term value creation. Our production and development programs present numerous investment opportunities that we believe will deliver long-term growth by providing our customers with valuable new capabilities. We evaluate each opportunity independently, as well as within the context of other investment opportunities, to determine its relative cost, timing and potential for generation of returns, and thereby its priority. This process helps us to make informed decisions regarding potential growth capital requirements and supports our allocation of resources based on relative risks and returns to maximize long-term value creation, which is the key objective of our growth strategy. We also review our portfolio on a regular basis to determine if and when to narrow our focus on the highest potential growth opportunities.

●	Expanding our reportable business segments to help provide the industry and our stakeholders with the greatest possible transparency into our business and our multiple revenue channels. As the U.S. sports betting and iGaming industries continue to evolve and we rise to the challenge of pioneering new tech-led solutions for the expanding number of specific markets we serve or intend to serve in the future, we expect to continue refining how we segment our business-building platform to ensure that we are providing optimal insight into our performance by individual business segments when we report our future quarterly operating results.

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●	Fostering our entrepreneurial culture and continue to attract, develop and retain highly skilled personnel. Our Company’s culture encourages innovation and entrepreneurialism, which helps to attract and retain highly skilled professionals. We intend to preserve this culture to nurture the design and development of the innovative, highly technical system solutions that give us our competitive advantage.

●	Growing through strategic acquisitions and new markets. Capitalizing on the platform infrastructure that we have built to support our portfolio of C4 technologies, fantasy sports and F2P gaming properties and affiliate marketing assets, we plan to actively look to identify and pursue new opportunities to vertically integrate other synergistic sports technologies into our product mix to fuel future revenue growth and increase shareholder value.

Government Regulation

We operate in various jurisdictions and our business is subject to extensive regulation under the laws, rules and regulations of the jurisdictions in which we operate. Violations of laws or regulations in one jurisdiction could result in disciplinary action in that and other jurisdictions.

We have a progressive U.S. licensing strategy. We are currently licensed or authorized to provide fantasy sports and online sports betting services in 26 U.S. states, the District of Columbia, Puerto Rico and Ontario, Canada. State gaming authorities may, subject to certain administrative procedural requirements, (i) deny an application, or limit, condition, revoke or suspend any license issued by them; (ii) impose fines, either on a mandatory basis or as a consensual settlement of regulatory action; (iii) demand that named individuals or stockholders be disassociated from a gaming business; and (iv) in serious cases, liaise with local prosecutors to pursue legal action, which may result in civil or criminal penalties. In those states that currently require a license or registration for Daily Fantasy Sports (“DFS”) operations, SharpLink has either obtained the appropriate license or registration or a provisional license from the relevant regulatory authority, or is operating pursuant to a grandfathering clause that allows operation pending the availability of licensing applications and subsequent grant of a license. In the United States, our DFS licenses are generally granted for a predetermined period of time – typically ranging from one to four years – or require documents to be supplied on a regular basis in order to maintain our licenses.

Among others, applicable laws include those regulating privacy, data/cyber security, data collection and use, cross-border data transfers, advertising regulations and/or sports betting and online gaming laws and regulations. These laws impact, among other things, data collection, usage, storage, security and breach, dissemination (including transfer to third parties and cross-border), retention and destruction. Certain of these laws provide for civil and criminal penalties for violations.

The data privacy and collection laws and regulations that affect SharpLink’s business include, but are not limited to:

●	U.S. federal, state and local data protections laws such as the Federal Trade Commission Act and similar state laws;

●	state data breach laws and state privacy laws, such as the California Consumer Privacy Act, the California Consumer Privacy Rights Act, and the Stop Hacks and Improve Electronic Data Security Act of New York; and

●	other data protection, data localization and state laws impacting data privacy and collection.

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Other regulations that affect SharpLink’s business include:

●	U.S. state laws regulating sports betting, fantasy sports and online gaming and related licensing requirements;

●	laws regulating the advertising and marketing of sports betting, including but not limited to the U.S. Federal Trade Commission Act;

●	laws and regulations relating to antitrust, competition, anti-money laundering, economic and trade sanctions, intellectual property, consumer protection, accessibility claims, securities, tax, labor and employment, commercial disputes, services and other matters; and

●	other international, domestic federal and state laws impacting marketing and advertising, including but not limited to laws such as the Americans with Disabilities Act, the Telephone Consumer Protection Act of 1991, state telemarketing laws and regulations, and state unfair or deceptive practices acts.

For more detailed information regarding government regulations that has historically affected or may affect our business in the foreseeable future, please refer to “Risk Factors.”

Compliance

SharpLink has implemented (and is committed to continually refining and enhancing) a holistic internal compliance program to help ensure that we remain in full compliance with state regulatory licensing requirements imposed on us in connection with our business operations. Compliance is an important cornerstone of our growth strategy and we are committed to building our business and our reputation by adhering to the highest compliance standards.

Intellectual Property

Intellectual property rights are important to the success of SharpLink’s business. SharpLink relies on a combination of database, trademark, trade secret, confidentiality and other intellectual property protection laws in the United States and other jurisdictions, as well as license agreements, confidentiality procedures, non-disclosure agreements with third parties and other contractual protections, to protect its intellectual property rights, including its database, proprietary technology, software, know-how and brand. In the United States, SharpLink has filed trademark applications, currently hold several trademarks and domain names and, in the future, it may acquire patents, additional trademarks and domain names. SharpLink has also entered into license agreements, data rights agreements and other arrangements with sports organizations for rights to collect and supply their sports data. These agreements typically have terms of several years and are subject to renewal or extension. As of September 2023, SharpLink owns two patents, 22 registered trademarks in the United States and 450 domain name registrations.

It has not always been, and in the future may not be, possible or commercially desirable to obtain registered protection for SharpLink’s products, software, databases or other technology. In such situations, SharpLink relies on laws governing protection of unregistered intellectual property rights, confidentiality and/or contractual exclusivity of and to underlying data and technology to prevent unauthorized use by third parties. SharpLink uses Open Source Software in its services and periodically reviews its use of Open Source Software to attempt to avoid subjecting its services and product offerings to conditions SharpLink does not intend to impose on them.

SharpLink controls access to and use of its data, database, proprietary technology and other confidential information through the use of internal and external controls, including contractual protections with employees, contractors, clients and partners. SharpLink requires its employees, consultants and other third parties to enter into confidentiality and proprietary rights agreements, and it controls and monitors access to its data, database, software, documentation, proprietary technology and other confidential information. SharpLink’s policy is to require all of its employees and independent contractors to sign agreements assigning to it any inventions, trade secrets, works of authorship, developments, processes and other intellectual property generated by them on its behalf and under which they agree to protect its confidential information. In addition, SharpLink generally enters into confidentiality agreements with its clients and partners.

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Human Capital Resources

As of October 24, 2023, SharpLink employed a total of 66 full-time employees, including seven in general and administrative, ten in sales/marketing/customer support, and 49 in product development. SharpLink outsources certain employment benefits and other employee-related administrative functions to a third party service provider, which serves as a co-employer of its employees for these purposes. None of SharpLink’s employees are currently represented by a labor union or covered by a collective bargaining agreement, and SharpLink’s management believes that the company’s relations with its employees are good.

We acknowledge that our employees are our most valued asset and the driving force behind our success. For this reason, we aspire to be an employer that is known for cultivating a positive and welcoming work environment and one that fosters growth, provides a safe place to work, supports diversity and embraces inclusion. To support these objectives, our human resources programs are designed to develop talent to prepare them for critical roles and leadership positions for the future; reward and support employees through competitive pay, benefit and perquisite programs; enhance our culture through efforts aimed at making the workplace more engaging and inclusive; acquire talent and facilitate internal talent mobility to create a high performing, diverse workforce; engage employees as brand ambassadors of our products; and evolve and invest in technology, tools and resources to enable employees at work.

Properties

SharpLink occupies approximately 1,929 square feet of office space in Minneapolis, Minnesota, which also serves as its corporate headquarters. Pursuant to a lease agreement that expires in October 2028, the lease provides for annual lease payments of $33,000.

SharpLink also holds a lease for 2,200 square feet of office space located in Collinsville, Connecticut pursuant to a lease agreement with an initial term that expires in December 2023, subject to a three-year right of SharpLink to extend. The lease provides for annual lease payments of approximately $38,000. This facility is indirectly owned by Chris Nicholas, SharpLink’s Chief Operating Officer and member of its Board of Directors. See “TRANSACTIONS WITH RELATED PERSONS” below.

SharpLink believes its current facilities will be adequate to meet its needs. It does not own any real property for use in its operation or otherwise.

Legal Proceedings

SharpLink is not party to any currently pending legal proceedings, and its management is not aware of any governmental authority contemplating any proceeding to which it would be a party or to which its properties would be subject.

Available Information

SharpLink Israel maintains a corporate website at www.sharplink.com. Copies of its reports filed in 2023 on Forms 10-K, 10-K/A, 10-Q and 8-K, as well as reports on Form 20-F and 6-K filed preceding January 1, 2023 when SharpLink Israel was classified as a foreign private issuer, may be obtained, free of charge, electronically through its corporate website at www.sharplink.com as soon as reasonably practicable after it files such material electronically with, or furnish to, the SEC. All of SharpLink Israel’s SEC filings are also available on its website at http://www.sharplink.com, as soon as reasonably practicable after having been electronically filed or furnished to the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov. The information on SharpLink Israel’s website is not, and will not be deemed, a part of this proxy statement/prospectus or incorporated into any other filings SharpLink Israel makes with the SEC.

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SHARPLINK ISRAEL MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of SharpLink Israel’s financial condition and results of operations together with the “Selected Historical and Pro Forma Financial Information of SharpLink” section and SharpLink Israel’s audited consolidated financial statements, unaudited interim condensed consolidated financial statements and related notes to both included elsewhere in this proxy statement/prospectus. This discussion contains forward-looking statements based upon current expectations that involve risks and uncertainties. The SharpLink US actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under the section titled “Risk Factors” or in other parts of this proxy statement/prospectus. SharpLink Israel’s historical results are not necessarily indicative of the results that may be expected for any period in the future. In this section, “SharpLink” refers to SharpLink Gaming Ltd., including its subsidiaries.

Overview

Founded in 2019 and headquartered in Minneapolis, Minnesota, SharpLink Gaming Ltd. is a leading business-to-business provider of performance marketing and advanced technology-enabled fan engagement and conversion solutions for the fast emerging U.S. sports betting and iGaming industries. Our base of marquis customers and trusted business partners comprise many of the nation’s leading sports media publishers, leagues, teams, sportsbook operators, casinos and sports technology companies, including Turner Sports, NASCAR, PGA TOUR, National Basketball Association (“NBA”), National Collegiate Athletic Association (“NCAA”), NBC Sports, BetMGM, Party Poker, World Poker Tour and Tipico, among numerous others.

We continue to make deliberate and substantial investments in support of our long-term growth objectives. Our primary growth strategy is centered on cost effectively monetizing our own and our customers’ respective online audiences of U.S. fantasy sports and casual sports fans and casino gaming enthusiasts by converting them into loyal online sports and iGaming bettors. We are endeavoring to achieve this through deployment of our proprietary conversion technologies, branded as our “C4” solutions, which are seamlessly integrated with fun, highly engaging fan experiences. Purpose-built from the ground-up specifically for the U.S. market, SharpLink’s C4 innovations are designed to help unlock the lifetime value of sports bettors and online casino players. More specifically, C4:

●	COLLECTS, analyzes and leverages deep learning of behavioral data relating to individual fans;
●	CONNECTS and controls fan engagement with real-time, personalized betting offers sourced from U.S. sportsbooks and casinos in states where online betting has been legalized;
●	CONVERTS passive fantasy sports and casual sports fans into sports bettors on a fully automated basis; and
●	readily enables gaming operators and publishers to CAPITALIZE on acquiring and scaling sports betting and iGaming depositors, resulting in higher revenue generation and greatly enhanced user experiences.

We reach fans and cultivate audience growth and activation through our four primary operating segments: 1) Sports Gaming Client Services; 2) SportsHub Games Network/Fantasy Sports; 3) Affiliate Marketing Services – International; and 4) Affiliate Marketing Services – United States.

The Company previously owned and operated an enterprise telecom expense management business (“Enterprise TEM”) acquired in July 2021 in connection with SharpLink’s go-public merger with Mer Telemanagement Solutions. Beginning in 2022, we discontinued operations for this business unit and sought a buyer for the business. On December 31, 2022, we completed the sale of this business to Israel-based Entrypoint South Ltd.

SharpLink is guided by an accomplished, entrepreneurial leadership team of industry veterans and pioneers encompassing decades of experience in delivering innovative sports solutions to partners that have included Turner Sports, Google, Facebook, the National Football League (“NFL”), NCAA and NBA, among many other iconic organizations, with executive experience at companies which include ESPN, NBC, Sportradar, AOL, Betfair and others.

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As of October 2023, the Company’s state regulatory initiatives have resulted in SharpLink being licensed and/or authorized to operate in 26 U.S. states, the District of Columbia, Puerto Rico and Ontario, Canada, which represents most of the legal online betting market in North America.

By leveraging our technology and building on our current client and industry relationships, SharpLink believes we are well positioned to earn a leadership position in the rapidly evolving sports betting and iGaming markets by driving down customer acquisition costs, materially increasing and enhancing player engagement and delivering users with high lifetime value to our proprietary web properties and to those of our gaming partners.

Going Concern

We will require additional capital to support our growth plans. If we do not raise sufficient capital, there is substantial doubt about our ability to continue as a going concern. In the pursuit of SharpLink’s long-term growth strategy and the development of its fan activation and conversion software and related businesses, the Company has sustained continued operating losses. During the six months ended June 30, 2023 and the year ended December 31, 2022, the Company had a net loss from continuing operations of $5,970,904 and $15,303,402 respectively; and cash used in operating activities from continuing operations of $11,991,510 and $6,490,519, respectively. To fund anticipated future planned losses from operations, on February 13, 2023, the Company entered into a Securities Purchase Agreement (the “SPA”) with Alpha Capital Anstalt (“Alpha”), a current shareholder of the Company, on February 14, 2023, pursuant to which the Company issued to Alpha an 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture (the “Debenture”) in the aggregate principal amount of $4,400,000 for a purchase price of $4,000,000. In addition, on February 13, 2023, SharpLink, Inc., a Minnesota corporation and wholly owned subsidiary of the Company, entered into a Revolving Credit Agreement with Platinum Bank, a Minnesota banking corporation and executed a revolving promissory note of $7,000,000.

The Company is continually evaluating strategies to obtain the required additional funding for future operations. These strategies may include, but are not limited to, obtaining equity financing, issuing, or restructuring debt, entering into other financing arrangements, and restructuring of operations to grow revenues and decrease expenses. The Company may be unable to access further equity or debt financing when needed. As such, these factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period.

Until we can generate a sufficient amount of revenue to finance our capital needs, which we may never achieve, we expect to finance our cash needs primarily through public or private equity financings or conventional debt financings. We cannot be certain that additional funding will be available on acceptable terms or at all. If we are not able to secure additional funding when needed to support our business growth and to respond to business challenges, track and comply with applicable laws and regulations, develop new technology and services or enhance our existing offering, improve our operating infrastructure, enhance our information security systems to combat changing cyber threats and expand personnel to support our business, we may have to delay or reduce the scope of planned strategic growth initiatives. Moreover, any additional equity financing that we obtain may dilute the ownership held by our existing shareholders. The economic dilution to our shareholders will be significant if our stock price does not materially increase, or if the effective price of any sale is below the price paid by a particular shareholder. Any debt financing could involve substantial restrictions on activities and creditors could seek additional pledges of some or all of our assets. If we fail to obtain additional funding as needed, we may be forced to cease or scale back operations, and our results, financial conditions and stock price would be adversely affected.

SportsHub Merger

SharpLink, SHGN Acquisition Corp., a Delaware corporation and wholly owned subsidiary of SharpLink (“Merger Subsidiary”), SportsHub Games Network Inc. (“SportsHub”) and Christian Peterson, an individual acting as the SportsHub stockholders’ representative entered into a Merger Agreement on September 7, 2022 which was amended on December 22, 2022. The Merger Agreement, as amended, contained the terms and conditions of the proposed business combination of SharpLink and SportsHub. Pursuant to the Merger Agreement, as amended, SportsHub merged with and into Merger Subsidiary with Merger Subsidiary surviving as a wholly owned subsidiary of SharpLink. In association with the transaction, SharpLink issued, in the aggregate, 431,926 Ordinary Shares to common and preferred stockholders of SportsHub, on a fully diluted basis. An additional aggregate of 40,585 Ordinary Shares is being held in escrow for SportsHub shareholders who have yet to provide the applicable documentation required in connection with the SportsHub Merger, as well as shares held in escrow for indemnifiable losses and for the reimbursement of expenses incurred by the stockholder representative in performing his duties pursuant to the Merger Agreement.

Sale of Legacy MTS Business

On December 31, 2022, SharpLink closed on the sale of its legacy MTS business (“Legacy MTS”) to Israel-based MTS Technology Ltd. (formerly Entrypoint South Ltd.), a subsidiary of Entrypoint Systems 2004 Ltd. In consideration of MTS Technology Ltd. acquiring all rights, title, interests and benefits to Legacy MTS, including 100% of the shares of MTS Integratrak Inc., one of the Company’s U.S. subsidiaries, MTS Technology Ltd. will pay SharpLink an earn-out payment (an “Earn-Out Payment”) equal to three times Legacy MTS’ Earnings Before Interest, Taxes and Depreciation for the year ending December 31, 2023, up to a maximum earn-out payment of $1 million (adjusted to reflect net working capital as of the closing date). Within ten (10) calendar days of the approval by the board of directors of the Buyer of the audited annual financial statements of the Business as at December 31, 2023, and for the 12-month period ending on such date, which shall occur no later than May 31, 2024, Buyer shall deliver to the Seller a schedule certified by its Chief Executive Officer and Chief Financial Officer setting forth the computation of the Earn-Out Payment (as applicable), if any, together with the calculation thereof in an agreed Excel table format (including, but not limiting to all relevant details of the EBITDA calculations for the year 2023).

2023 $7 Million Revolving Credit Line

On February 13, 2023, SharpLink, Inc., a Minnesota corporation and wholly owned subsidiary of the Company, entered into a Revolving Credit Agreement with Platinum Bank, a Minnesota banking corporation and executed a revolving promissory note of $7,000,000.

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Assumption of Loans as a Result of Merger to SportsHub Games Network, Inc.

In connection with the SportsHub Merger that closed on December 22, 2022, on February 13, 2023, SharpLink, Inc (the “New Borrower”), as successor by merger to SportsHub (the “Existing Borrower”), LeagueSafe Management, LLC, a Minnesota limited liability company (“LeagueSafe”), and Virtual Fantasy Games Acquisition, LLC, a Minnesota limited liability company (“Virtual Fantasy”) entered into a consent, assumption and second amendment agreement with the Lender, to assume a term loan in the principal amount of up to $2,000,000 as set forth by the term loan agreement dated June 9, 2020, as amended. LeagueSafe and Virtual Fantasy were the Existing Borrower’s subsidiaries, and as a result of the merger, became the New Borrower’s subsidiaries.

In connection with the SportsHub Merger that closed on December 22, 2022, on February 13, 2023, the New Borrower, LeagueSafe and Virtual Fantasy entered into a consent, assumption and third amendment agreement with the Lender, to assume a revolving line of credit in the principal amount of up to $5,000,000 as set forth by the revolving credit loan agreement dated March 27, 2020, as amended.

2023 Convertible Debenture and Warrant Financing

In accordance with an SPA with Alpha, a current shareholder of the Company, we issued to Alpha the Debenture (as noted at a 10% discount, i.e., for a purchase price of $4,000,000) on February 15, 2023. The Debenture is convertible, at any time, and from time to time, at Alpha’s option, into Ordinary Shares of the Company (the “Conversion Shares”), at an initial conversion price equal to $7.00 per share, subject to adjustment as described below and in the Debenture (the “Conversion Price”). In addition, the Conversion Price of the Debenture was subject to an initial reset immediately prior to the Company’s filing of a registration statement covering the resale of the Underlying Shares to the lower of $7.00 and the average of the five Nasdaq Official Closing Prices immediately preceding such date (the “Reset Price”), provided there shall be no Reset Price below $3.00 per share (the “Floor Price”) unless waived in writing by the Company by notice to Alpha. If the Reset Price is below the Floor Price and the Company chooses not to waive the Floor Price, the Debenture shall be repayable in cash within 10 business days of such reset date. Because the Company filed the initial registration statement on April 21, 2023, the Reset Price is $4.1772. Accordingly, the Conversion Price is $4.1772, the lower of $7.00 and $4.1772.

On February 15, 2023, the Company also issued to Alpha a warrant to purchase 880,000 Ordinary Shares of the Company at an initial exercise price of $8.75. The exercise price of the warrant was subject to an initial reset immediately prior to the Company’s filing of a proxy statement that includes the Shareholder Approval Proposal, to the lower of $8.75 and the average of the five Nasdaq Official Closing Prices immediately preceding such date. As a result, the exercise price has been reset to $4.0704, the average of the five Nasdaq Official Closing Prices immediately preceding April 14, 2023, the date the Company filed its preliminary proxy statement which includes the Shareholder Approval Proposal. On May 25, 2023 at the Company’s 2023 Annual General Meeting of Shareholders, the Shareholder Approval Proposal was approved.

Commencing November 1, 2023 and continuing on the first day of each month thereafter until the earlier of (i) February 15, 2026 (the “Maturity Date”) and (ii) the full redemption of the Debenture (each such date, a “Monthly Redemption Date”), the Company will redeem $209,524 plus accrued but unpaid interest, and any amounts then owing under the Debenture (the “Monthly Redemption Amount”). The Monthly Redemption Amount will be paid in cash; provided, that the Company may elect to pay all or a portion of a Monthly Redemption Amount in Ordinary Shares of the Company, based on a conversion price equal to the lesser of (i) the then Conversion Price of the Debenture and (ii) 85% of the average of the VWAPs (as defined in the Debenture) for the five consecutive trading days ending on the trading day that is immediately prior to the applicable Monthly Redemption Date. The Company may also redeem some or all of the then outstanding principal amount of the Debenture at any time for cash in an amount equal to the then outstanding principal amount of the Debenture being redeemed plus accrued but unpaid interest, liquidated damages and any amounts then owing under the Debenture. These monthly redemption and optional redemptions are subject to the satisfaction of the Equity Conditions (as defined in the Debenture).

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The Debenture initially accrues interest at the rate of 8% per annum for the first 12 months from February 15, 2023, at the rate of 10% per annum for the ensuing 12 months, and thereafter until the Maturity Date, at the rate of 12% per annum. Interest may be paid in cash or Ordinary Shares of the Company or a combination thereof at the option of the Company; provided that interest may only be paid in shares if the Equity Conditions (as defined in the Debenture) have been satisfied, including Shareholder Approval. The Debenture includes a beneficial ownership blocker of 9.99%. The Debenture provides for adjustments to the Conversion Price in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions. In the event the Company, at any time while the Debentures is outstanding, issues or grants any right to re-price, Ordinary Shares or any type of securities giving rights to obtain Ordinary Shares at a price below the Conversion Price, Alpha shall be extended full-ratchet anti-dilution protection (subject to customary Exempt Transaction issuances), and such reset shall not be limited by the Floor Price.

In connection with the transactions described above, pursuant to the SPA, the Company was required to obtain the approval from its shareholders for the issuance of Underlying Shares in excess of 19.99% of the issued and outstanding Ordinary Shares on the Closing Date (“Shareholder Approval Proposal”). The Company held its 2023 Annual General Meeting of Shareholders on May 25, 2023 in Minneapolis, Minnesota, at which shareholders approved the Shareholder Approval Proposal.

For a period of 18 months from the effective date of the registration statement, originally filed with the SEC on Form S-1 on April 21, 2023, amended on May 8, 2023 and declared effective on May 10, 2023, Alpha shall have a right to participation in any new financing undertaken by the Company for up to 50% of the amount raised in the new financing.

Critical Accounting Policies and Estimates

Our management’s discussion and analysis of our financial condition and results of operations are based on our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Our most critical estimates include those related to purchase accounting, intangibles and long-lived assets, goodwill and impairment, stock-based compensation, discontinued operations and revenue recognition. On an ongoing basis, we evaluate our estimates and assumptions. We base our estimates on historical experience and on various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Our actual results may differ from these estimates under different assumptions or conditions.

We believe the following critical accounting estimates affect the more significant judgments and estimates used in preparing our consolidated financial statements. Please see Note 1 to our consolidated financial statements, which are included in Item 8 “Financial Statements and Supplementary Data” of this Annual Report, for our Summary of Significant Accounting Policies. There have been no material changes made to the critical accounting estimates during the periods presented in the consolidated financial statements.

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Purchase Accounting

The purchase price of an acquired business is allocated to the assets acquired and liabilities assumed at their estimated fair values on the date of acquisition. Any unallocated purchase price amount is recognized as goodwill on the consolidated balance sheet if it exceeds the estimated fair value or as a bargain purchase gain on the consolidated statement of operations if it is below the estimated fair value. Determining the fair value of assets acquired and liabilities assumed requires management’s judgment, and the utilization of independent valuation experts as well as the use of historical information and significant estimates and assumptions with respect to the timing and amounts of future cash inflows and outflows, discount rates, market prices and asset lives, among other items. The judgments made in the determination of the estimated fair value assigned to the assets acquired and liabilities assumed, as well as the estimated useful life of each asset and the duration of each liability, can materially impact the financial statements in periods after acquisition, especially depreciation and amortization expense. Acquisition-related costs are expensed as incurred and changes in deferred tax asset valuation allowances and income tax uncertainties after the measurement period are recorded in Provision for Income Taxes.

Intangible and Long-Lived Assets

Intangible assets consist of internally developed software, customer relationships, trade names and acquired technology and are carried at cost less accumulated amortization. The Company amortizes the cost of identifiable intangible assets on a straight-line basis over the expected period of benefit, which ranges from three to ten years.

Costs associated with internally developed software are expensed as incurred unless they meet generally accepted accounting criteria for deferral and subsequent amortization. Software development costs incurred prior to the application development stage are expensed as incurred. For costs that are capitalized, the subsequent amortization is the straight-line method over the remaining economic life of the product, which is estimated to be five years.

The Company begins amortizing the asset and subsequent enhancements once the software is ready for its intended use. The Company reassesses whether it has met the relevant criteria for deferral and amortization at each reporting date.

The Company reviews the carrying value of its long-lived assets, including equipment and finite-lived intangible assets, for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimate future cash flows expected to result from its use and eventual disposition. In cases where undiscounted cash flows are less than the carrying value of an asset group, an impairment loss is recognized equal to an amount by which the asset group’s carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of customer loss, obsolescence, demand, competition, and other economic factors.

Goodwill and Impairment

The Company evaluates the carrying amount of goodwill annually or more frequently if events or circumstances indicate that the goodwill may be impaired. Factors that could trigger an impairment review include significant underperformance relative to historical or forecasted operating results, a significant decrease in the market value of an asset or significant negative industry or economic trends. The Company completes impairment reviews for its reporting units using a fair-value method based on management’s judgments and assumptions. When performing its annual impairment assessment, the Company evaluates the recoverability of goodwill assigned to each of its reporting units by comparing the estimated fair value of the respective reporting unit to the carrying value, including goodwill. The Company estimates fair value utilizing the income approach and the market approach or a combination of both income and market approaches.

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The income approach requires management to make assumptions and estimates for each reporting unit, including projected future operating results, economic projections, anticipated future cash flows, working capital levels, income tax rates, and a weighted-average cost of capital reflecting the specific risk profile of the respective reporting unit. The key assumptions used in the income approach include revenue growth, operating income margin, discount rate and terminal growth rate. These assumptions are the most sensitive and susceptible to change as they require significant management judgment. Discount rates are determined by using market and industry data as well as Company-specific risk factors for each reporting unit. The discount rate utilized for each reporting unit is indicative of the return an investor would expect to receive for investing in such a business.

The market approach estimates fair value using performance multiples of comparable publicly-traded companies. In the event the fair value of a reporting unit is less than the carrying value, including goodwill, an impairment loss is recognized for the difference between the implied fair value and the carrying value of the reporting unit.

There is inherent uncertainty included in the assumptions used in goodwill impairment testing. A change to any of the assumptions could lead to a future impairment that could be material.

Stock-Based Compensation

The fair value of each option award is estimated on the date of grant using a Black Scholes option-pricing model. The Company uses historical option exercise and termination data to estimate the expected term the options are expected to be outstanding. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. The expected dividend yield is calculated using historical dividend amounts and the stock price at the option issue date. The expected volatility is determined using the volatility of peer companies. The Company’s underlying stock has been publicly traded since the date of the MTS Merger. Subsequent to the MTS Merger, option grants made under the SharpLink Inc. 2021 Plan utilized the publicly traded stock price of the Company on the day of the option award. All option grants made under the SharpLink, Inc. 2020 Stock Incentive Plan were prior to the MTS Merger. The underlying SharpLink, Inc. stock under that plan was not publicly traded but was estimated on the date of the grants using valuation methods that consider valuations from recent equity financings as well as future planned transactions. All option grants made under the SportsHub Games Network Inc. 2018 Incentive Plan were prior to the SportsHub Merger. The underlying SportsHub stock under that plan was not publicly traded but was estimated on the date of the grants using valuation methods that consider valuations from recent equity financings as well as future planned transactions.

Discontinued Operations

In June 2022, the Company’s Board of Directors approved management to enter into negotiations to sell MTS. The Company negotiated a Share and Asset Purchase Agreement with the transaction completed on December 31, 2022. In accordance with ASC 205-20 Presentation of Financial Statements: Discontinued Operations, a disposal of a component of an entity or a group of components of an entity is required to be reported as discontinued operations if the disposal represents a strategic shift that has (or will have) a major impact on an entity’s operations and financial results when the components of an entity meets the criteria in ASC paragraph 205-20-45-10. In the period in which the component meets the held for sale or discontinued operations criteria the major assets, other assets, current liabilities and non-current liabilities shall be reported as a component of total assets and liabilities separate from those balances of the continuing operations. At the same time, the results of all discontinued operations, less applicable income taxes (benefit), shall be reported as components of net income (loss) separate from the income (loss) of continuing operations.

Revenue Recognition

The Company follows a five-step model to assess each sale to a customer; identify the legally binding contract, identify the performance obligations, determine the transaction price, allocate the transaction price, and determine whether revenue will be recognized at a point in time or over time. Revenue is recognized upon transfer of control of promised products or services (i.e., performance obligations) to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for promised goods or services. Management judgment is required in determining whether the performance obligations will be recognized at a point in time or overtime and when the transfer of control of goods and services are made to entitle the Company to receive payment. The exercise of management judgment has a material impact on when revenue is recognized.

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The Affiliate Marketing Services – United States and the Affiliate Marketing Services – International operating segments generate revenue by earning commissions from sportsbooks and casino operators when a new depositor is directed to them by our affiliate marketing websites.

The Sports Gaming Client Services operating segments’ performance obligations are satisfied over time (software licenses). Software license revenue is recognized when the customer has access to the license and the right to use and benefit from the license. Other items relating to charges collected from customers include reimbursable expenses. Charges collected from customers as part of the Company’s sales transactions are included in revenues and the associated costs are included in cost of revenues. In addition, this segment provides sports betting data (e.g., betting lines) to sports media publishers in exchange for a fixed fee.

The Company’s SportsHub operating segment collects fees from customers for daily and season-long online fantasy sports games in advance and recognizes the related fees over the term of the online fantasy game. It also collects various forms of fee revenue from customers using its wallet system platform. Its performance obligation is to provide these customers with an online platform to collect entry fees, provide transparency into league transactions, encourage timely payment of entry fees, safeguard funds during the season and facilitate end-of-season prize payouts. Fee revenue related to payment transactions is deferred until the end of the specific season (a single performance obligation recognized at the end of the respective season). Other types of fee revenue are recognized on a transactional basis when users complete transactions or when a customer’s account becomes inactive under the terms of the user agreement. SportsHub also provides sports simulation software that customers pay a fee to access over a period of time. SportsHub provides and maintains the software throughout the duration of the season, which constitutes a single performance obligation and revenue is recognized over the term of the service. SportsHub also collects subscription fees from users of its Fantasy National Golf Club. Its performance obligation under these contracts is to provide subscribers with access to SportsHub’s intellectual property. Revenue is initially deferred and recognized ratably over the subscription period. Any discounts, promotional incentives or waived entry fees are treated as a reduction in revenue.

The Company’s Enterprise TEM operating segment entered into contracts with customers to license the rights to use its software products and to provide maintenance, hosting and managed services, support and training to customers. Certain software licenses require customization. The Company sells its products directly to end-users and indirectly through resellers and operating equipment managers, who are considered end users.

The Enterprise TEM operating segment’s performance obligations are satisfied either overtime (managed services and maintenance) or at a point in time (software licenses). Professional services rendered after implementation are recognized as performed. Software license revenue is recognized when the customer has access to the license and the right to use and benefit from the license. Many of the Enterprise TEM operating segment’s agreements include software license bundled with maintenance and support. The Company allocates the transaction price for each contract to each performance obligation identified in the contract based on the relative standalone selling price (“SSP”). The Company determines SSP for the purposes of allocating the transaction price to each performance obligation by considering several external and internal factors including, but not limited to, transactions where the specific element sold separately, historical actual pricing practices in accordance with ASC 606, Revenues from Contracts with Customers. The determination of SSP requires the exercise of judgement. For maintenance and support, the Company determines the SSP based on the price at which the Company sells a renewal contract.

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Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Going Concern

In the pursuit of SharpLink’s long-term growth strategy and the development of its fan activation and conversion software and related businesses, the Company has sustained continued operating losses. During the six months ended June 30, 2023 and the year ended December 31, 2022, the Company had a net loss from continuing operations of $5,970,904 and $15,303,402 respectively; and cash used in operating activities from continuing operations of $11,991,510 and $6,490,519, respectively. To fund anticipated future planned losses from operations, on February 13, 2023, the Company entered into a Securities Purchase Agreement (the “SPA”) with Alpha Capital Anstalt (“Alpha”), a current shareholder of the Company, on February 14, 2023, pursuant to which the Company issued to Alpha an 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture (the “Debenture”) in the aggregate principal amount of $4,400,000 for a purchase price of $4,000,000. In addition, on February 13, 2023, SharpLink, Inc., a Minnesota corporation and wholly owned subsidiary of the Company, entered into a Revolving Credit Agreement with Platinum Bank, a Minnesota banking corporation and executed a revolving promissory note of $7,000,000.

The Company is continually evaluating strategies to obtain the required additional funding for future operations. These strategies may include, but are not limited to, obtaining equity financing, issuing, or restructuring debt, entering into other financing arrangements, and restructuring of operations to grow revenues and decrease expenses. The Company may be unable to access further equity or debt financing when needed. As such, these factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period.

Results of Operations

The following table provides certain selected financial information for the six-month periods presented:

	For the Six Months Ended,
	June 30, 2023	June 30, 2022	Change	% Change
Revenues	$6,647,748	$3,647,590	$3,000,158	82.3%
Cost of Revenues	4,338,795	2,930,143	1,408,652	48.1%
Gross profit	2,308,953	717,447	1,591,506	221.8%
Gross profit percentage	34.7%	19.7%
Total operating expenses	7,419,926	11,285,638	(3,865,712)	-34.3%
Operating loss from continuing operations	(5,110,973)	(10,568,191)	(5,457,218)	-51.6%
Total other income (expenses)	(822,782)	(30,916)	791,866	2561.3%
Net loss before income taxes	(5,933,755)	(10,599,107)	4,665,352	-44.0%
Provision for income taxes	37,149	700	36,449	5207.0%
Net loss from continuing operations	(5,970,901)	(10,599,807)	4,628,906	-43.7%
Net income (loss) from discontinued ops, net of tax	(294,000)	(1,255,654)	(961,654)	-76.6%
Net loss	$(6,264,904)	$(11,855,461)	$(5,590,557)	-47.2%

Three and Six Months Ended June 30, 2023 as Compared to Three and Six Months Ended June 30, 2022

Revenues

For the three months ended June 30, 2023, revenues increased 86%, rising to $3,257,357 as compared to revenues of $1,751,255 reported for the same three-month period in 2022. The improvement was largely attributed to additional revenue resulting from the Company’s merger and acquisition activities, namely the merger with SportsHub Gaming Network, Inc. (“SportsHub”), which closed on December 22, 2022, coupled with sales increases in SharpLink’s Affiliate Market Services groups for both U.S. and International.

On a segmented basis, sales in the Company’s Affiliate Marketing Services – United States group rose 182% to $305,571 from $108,509 for the three months ended June 30, 2023 and 2022, respectively. The Affiliate Marketing Services – International division posted revenues of $1,124,887 for the three months ended June 30, 2023, which is up 34% over revenues of $840,212 for the three months ended June 30, 2022. Revenues contributed by the Company’s Sports Gaming Client Services division totaled $698,529, a 13% decline when compared to revenues of $802,534 for the same three-month period in the prior year. Due to the timing of the SportsHub Merger on December 22, 2023, revenues totaled $1,128,370 for the three months ended June 30, 2023, compared to $0 for the three months ended June 30, 2022.

Total revenues for the six months ended June 30, 2023 were $6,647,748, representing an 82% increase from revenues of $3,647,590 reported for the comparable six months in the previous year. The notable improvement was due primarily to revenues generated by SportsHub, which was acquired by SharpLink in December 2022, as well as revenue growth in all of SharpLink’s operating divisions.

For the six-month period ended June 30, 2023, revenues from Affiliate Marketing Services – United States increased 244% to $585,347 compared to $170,031 for the same six-month reporting period in 2022. Affiliate Marketing Services – International climbed 21% to $2,133,164 compared to $1,763,962 for the six months ended June 30, 2023 and 2022, respectively. Revenues from SharpLink’s Sports Gaming Client Services division improved 3%, rising to $1,763,544 from $1,713,597 for the comparable six-month reporting periods in 2023 and 2022, respectively. Revenue contribution from SportsHub totaled $2,165,693 for the six months ended June 30, 2023, which compared to $0 for the same six months in 2022.

Gross Profit

Gross profit climbed 972% to $965,312 for the three months ended June 30, 2023, which compared to $90,014 for the same three months in the prior year. Gross profit margin also improved, rising to 30% from 5%. For the six months ended June 30, 2023, gross profit increased 222% to $2,308,953 – up from $717,447 reported for the six months ended June 30, 2022. Six month gross profit margin also improved, rising to 35% from 20%. The increases were due primarily to the Company offering a broader mix of higher margin products and services, resulting from the Company’s merger with SportsHub and its Affiliate Marketing expansion initiatives, which began in late 2022.

Operating Expenses

For the three months ended June 30, 2023, total operating expenses remained relatively flat at $3,748,509 compared to total operating expenses of $3,729,746 for the three months ended June 30, 2022. For the first six months of 2023, total operating expenses declined 34% to $7,419,926 from $11,285,638 reported for the same six months in 2022. The reduction in total operating expenses for the comparable six month period was due largely to a $4,726,000 non-cash expenses associated with goodwill and intangible asset impairment offset by lower selling, general and administrative costs reported for the six-month period in 2022.

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Operating Loss from Continuing Operations

Operating loss decreased 24% to $2,783,197 for the three months ended June 30, 2023 compared to an operating loss of $3,639,732 for the three-month period ended June 30, 2022. For the six months ended June 30, 2023 and 2022, operating losses declined 52% to $5,110,973 from $10,568,191, respectively. The improvement in operating losses was attributable to a combination of higher revenues and lower operating expenses recorded during the three- and six-month periods.

Net Loss from Continuing Operations

For the reasons detailed above and after factoring total other income and expense of $502,533 and provision for income taxes of $6,408 net loss from continuing operations for the three months ended June 30, 2023 totaled $3,292,158, a 10% decrease from $3,663,278 reported for the same three months in the prior year after factoring total other income and expense of $22,846 and provision for income taxes of $700.

For the six months ended June 30, 2023, the Company’s net loss from continuing operations decreased 44% to $5,970,904 after factoring $822,782 in total other income and expense and provision for income taxes of $37,149. This compared to a net loss from continuing operations of $10,599,807 for the six months ended June 30, 2022 after factoring $30,916 in total other income and expense and provision for income taxes of $700.

During the three- and six-month reporting periods in 2023, total other income and expense was largely attributable to interest and other expenses associated with the Company’s bank lines of credit, coupled with accounting for the change in fair value of its convertible debenture offset by higher interest income earned on its cash on hand.

Net Income (Loss) from Discontinued Operations

Net loss from discontinued operations of SharpLink’s legacy MTS business declined 87% to $149,000 for the three months ended June 30, 2023, which compared to a net loss from discontinued operations of $1,147,654 for the three months ended June 30, 2023. For the six months ended June 30, 2023, net loss from discontinued operations of the legacy MTS business totaled $294,000, down 77% from $1,255,654 reported for the same six months in 2022.

Net Loss Available to Ordinary Shareholders

For all of the aforementioned reasons, net loss available to ordinary shareholders declined 28% to $3,490,490, or $1.24 loss per basic and diluted share, compared to a net loss of $4,813,179, or $2.04 loss per basic and diluted share, for the three months ended June 30, 2023 and 2022, respectively. For the six months ended June 30, 2023, net loss dropped 47% to $6,315,185, or $2.24 loss per basic and diluted share, which compared to a net loss of $11,861,302, or $5.02 loss per basic and diluted share for the six months ended June 30, 2022.

Cash Flows

As of June 30, 2023, the Company had $31,874,620 in cash and $10,785,568 in restricted cash, as compared to cash of $39,324,529 and restricted cash of $11,132,957 as of December 31, 2022. For the six months ended June 30, 2023, cash used in operations was $11,991,510, which compared to cash used in operating activities of $4,752,823 for the first six months ended June 30, 2022. The increase in cash and the decline in restricted cash was primarily attributable to payouts for fantasy sports prizes following the end of the 2022-2023 NFL season that occurred in January offset by payments received for the beginning of the 2023 Major League Baseball season, as well as other normal working capital spend.

For the six months ended June 30, 2023, cash used in investing activities was $468,344, which compared to $524,008 for the six months ended June 30, 2022. The decrease in cash used in investing activities was largely attributable to an increase in capital expenditures associated with ongoing development of our C4 sports betting conversion technology and new generative Artificial Intelligence solution, BetSense, in 2023, offset by payments related to the acquisition of FourCubed in 2022.

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For the six months ended June 30, 2023, cash provided by financing activities was $4,368,556, as compared to cash provided by financing activities of $2,975,971 recorded for the six months ended June 30, 2022. In February 2023, a securities purchase agreement entered into with a current shareholder of the Company, pursuant to which the Company issued the investor the Debenture in the aggregate principal amount of $4,400,000 for a purchase price of $4,000,000. The Company also drew down $879,349 from its line of credit with Platinum Bank in the first six months of 2023. The overall increase was offset by repayments of debt totaling $503,293 and payments of debt issue costs totaling $7,500 in the 2023 six-month reporting period.

Liquidity and Capital Resources

We will require additional capital to support our growth plans and such capital may not be available on reasonable terms or at all. There is substantial doubt about our ability to continue as a going concern.

As of June 30, 2023, we had negative working capital of $10,384,544. For the six months ended June 30, 2023, we incurred a net loss from continuing operations of $5,970,904 representing a 43% decrease from a loss from continuing operations of $10,599,807 for the six months ended June 30, 2022. In the pursuit of SharpLink’s long-term growth strategy and the development of its fan activation and conversion software and related businesses, the Company has sustained continued operating losses. To fund anticipated future losses from operations, the Company secured additional financing through a $3,250,000 term loan in January 2022, as described in Note 7 - Debt. In addition, as described in Note 6, on February 13, 2023, the Company entered into a Revolving Credit Agreement with Platinum Bank and executed a revolving promissory note of $7,000,000. Moreover, on February 14, 2023, the Company entered into the SPA with Alpha, a current shareholder of the Company, pursuant to which the Company issued to Alpha and the Debenture in the aggregate principal amount of $4,400,000 for a purchase price of $4,000,000.

Until we can generate a sufficient amount of revenue to finance our capital needs, which we may never achieve, we expect to finance our cash needs primarily through public or private equity financings or conventional debt financings. We cannot be certain that additional funding will be available on acceptable terms or at all. If we are not able to secure additional funding when needed to support our business growth and to respond to business challenges, track and comply with applicable laws and regulations, develop new technology and services or enhance our existing offering, improve our operating infrastructure, enhance our information security systems to combat changing cyber threats and expand personnel to support our business, we may have to delay or reduce the scope of planned strategic growth initiatives. Moreover, any additional equity financing that we obtain may dilute the ownership held by our existing shareholders. The economic dilution to our shareholders will be significant if our stock price does not materially increase, or if the effective price of any sale is below the price paid by a particular shareholder. Any debt financing could involve substantial restrictions on activities and creditors could seek additional pledges of some or all of our assets. If we fail to obtain additional funding as needed, we may be forced to cease or scale back operations, and our results, financial conditions and stock price would be adversely affected. As such, these factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period.

Off-Balance Sheet Arrangements

On June 30, 2023, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources. Since our inception, except for standard operating leases accounted for prior to January 1, 2022, we have not engaged in any off-balance sheet arrangements, including the use of structured finance, special purpose entities or variable interest entities. We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

Inflation

Our opinion is that inflation did not have a material effect on our operations for the six months ended June 30, 2023.

Climate Change

Our opinion is that neither climate change, nor governmental regulations related to climate change, have had, or are expected to have, any material effect on our operations.

New Accounting Pronouncements

There were certain updates recently issued by the Financial Accounting Standards Board (“FASB”), most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s consolidated financial position, results of operations or cash flows.

Year Ended December 31, 2022 as Compared to Year Ended December 31, 2021

As SharpLink Israel effected the Reverse Stock Split on April 25, 2023, all share and per-share data and amounts here and in the financial statements for the fiscal years ended December 31, 2022 and 2021 included in this registration statement reflect the Reverse Stock Split.

Results of Operations

The following table provides certain selected financial information for the periods presented:

	December 31, 2022	December 31, 2021	Change	% Change
Revenues	$7,288,029	$2,635,757	$4,652,272	176.51%
Cost of Revenues	6,154,434	2,935,119	3,219,315	109.68%
Gross profit	1,133,595	(299,362)	1,432,957	478.67%
Gross profit percentage	15.55%	-11.35%
Total operating expenses	16,610,112	33,195,352	(16,585,240)	-49.96%
Operating loss from continuing operations	(15,476,517)	(33,494,714)	(18,018,197)	-53.79%
Total other income (expenses)	184,481	29,055	155,426	534.94%
Net loss before income taxes	(15,292,036)	(33,465,659)	18,173,623	-54.31%
Provision for income taxes	11,366	4,171	7,195	172.50%
Net loss from continuing operations	(15,303,402)	(33,469,830)	18,166,428	-54.28%
Net income (loss) from discontinued ops, net of tax	70,024	(22,174,305)	22,244,329	-100.32%
Net loss	$(15,233,378)	$(55,644,135)	$40,410,757	-72.62%

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Revenues

For the year ended December 31, 2022, our revenues climbed 177% to $7,288,029 when compared to revenues of $2,635,757 reported for the year ended December 31, 2021. The improvement was largely attributed to additional revenue resulting from the Company’s merger and acquisition activities, namely the acquisition of FourCubed, which closed on December 31, 2021, and the merger with SportsHub, which closed on December 22, 2022.

On a segmented basis, revenues from SharpLink’s Sports Gaming Client Services division totaled $2,493,685, increased 3% from $2,424,229 on a comparable year-over-year basis. The SportsHub/Fantasy Sports group contributed $951,196 compared to $0 in the prior year due to the timing of the closing of its acquisition on December 22, 2022. The Affiliate Marketing Services – International segment, representing revenue contribution from the acquisition of FourCubed at December 31, 2021, was $3,427,698 compared to $0 in the prior year. The Affiliate Marketing – U.S. increased 96% to $415,450 for the year ended December 31, 2022, which compared to $211,528 for the same period in 2021. This increase was due to the addition of revenues generated by our new state-specific affiliate marketing sites, which were launched in November 2022 as part of our strategy to deliver unique fan activation solutions to our sportsbook and casino partners.

Gross Profit

Gross profit totaled $1,133,595 for the year ended December 31, 2022, which compared to a negative gross profit of $299,362 in the previous year – reflecting a 479% improvement. As a result, gross profit margin also improved, rising to 16% from a negative 11% on a comparable year-over-year basis. The increase was primarily attributable to higher revenues and the mix of higher margin products and services sold in 2022 as a direct result of our acquisition of FourCubed and merger with SportsHub.

Total Operating Expenses

For the year ended December 31, 2022, total operating expenses declined 50% to $16,610,112 compared to total operating expenses of $33,195,352 for the year ended December 31, 2021. The decrease was largely due to the commitment fee expense of $23,301,206 recorded in 2021. The non-cash commitment fee expense recorded in 2021 represented the change in fair value of the commitment fee associated with our go-public reverse acquisition of Mer Telemanagement Solutions Ltd., whereby SharpLink, Inc. sold to the holder of the Company’s preferred shares approximately 276 thousand shares of Series B Preferred Stock for $6.0 million and issued Series A-1 Preferred Stock equal to 3% of the Company’s issued and outstanding capital; this, in turn, required SharpLink, Inc. to transfer a variable number of shares outside of its control and classifying it as a liability. The decrease in the commitment fee expense was offset by a non-cash goodwill impairment of $4,726,000 recorded in 2022, which related to our client Entain plc’s loss of access to customers in Russia.

Operating Loss from Continuing Operations

Operating loss totaled $15,476,517 and $33,494,714 for the years ended December 31, 2022 and 2021, respectively, reflecting a 53% reduction in operating loss on a year-over-year basis. Operating losses declined in 2022 due to a combination of higher revenues and lower operating expenses recorded during the year for the aforementioned reasons.

Net Loss from Continuing Operations

For the reasons detailed above, after factoring total other income and expenses, net of $184,481 and income tax expense of $11,366, the net loss from continuing operations for the year ended December 31, 2022 totaled $15,303,402. This represented a 54% reduction from a net loss from continuing operations of $33,469,830 for the prior year after other income and expense, net of $29,055 and income tax expenses of $4,171.

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Net Income (Loss) from Discontinued Operations

Net income from discontinued operations of SharpLink’s legacy MTS business totaled $70,024 for the year ended December 31, 2022, which compared to a net loss from discontinued operations of $22,174,305 for the prior year. The primary reason for the change was that the legacy MTS business recorded a goodwill impairment charge of $1,224,671 and $21,722,213 for the years ended December 31, 2022 and 2021, respectively.

Net Loss

For all of the aforementioned reasons, net loss declined 73% to $15,233,378, or $6.20 loss per basic and diluted share for continuing and discontinued operations for the year ended December 31, 2022, compared to a net loss of $55,644,135, or $39.45 loss per basic and diluted share for continuing and discontinued operations for the year ended December 31, 2021.

Cash Flows

As of December 31, 2022, cash on hand was $39,324,529, a 548% increase when compared to cash on hand of $6,065,461 as of December 31, 2021. For the years ended December 31, 2022 and 2021, restricted cash totaled $11,132,957 and $0, respectively. The increase in restricted cash resulted from the merger with SportsHub on December 22, 2022.

For the year ended December 31, 2022, cash used in operations totaled $5,937,385, as compared to net cash used in operations of $6,070,874 in the prior year. The increase in cash used in operating activities was primarily attributable to an increase in the accounting for depreciation and amortization, higher stock-based compensation expense, offset by a decline in goodwill and intangible asset impairment expenses.

For the year ended December 31, 2022, cash provided by the Company’s investing activities totaled $48,302,068 an increase of 1,095% when compared to cash used for investing activities of $4,411,720 for the previous year. The increase in cash generated in our investing activities resulted from cash and restricted cash acquired from the merger with SportsHub in December 2022 offset by payments made relating to the acquisition of FourCubed in 2021.

For the year ended December 31, 2022, cash provided by financing activities was $2,675,343, an 83% decrease from net cash provided by financing activities of $15,678,085 provided from financing activities during the year ended December 31, 2021. The year-over-year decrease was largely due to placement of Series B preferred stock, ordinary shares, prefunded warrants and regular warrants issued in connection with equity fundings during the year ended December 31, 2021. During 2022, the Company’s capital raising activities were limited to raising $3,250,000 through a term loan secured from our commercial lender, Platinum Bank, offset by debt repayments and debt issue costs.

Liquidity and Capital Resources

We will require additional capital to support our growth plans and such capital may not be available on reasonable terms or at all. If we do not raise sufficient capital, there is substantial doubt about our ability to continue as a going concern.

In the pursuit of our long-term growth strategy and the development of our sports betting conversion software, affiliate marketing services and related businesses, we have sustained continued operating losses. As of December 31, 2022, we had negative working capital of $5,000,468. For the year ended December 31, 2022, we incurred a loss from continuing operations of $15,303,402, inclusive of $4,726,000 for goodwill and intangible asset impairment charges and cash used in operating activities from continuing operations of $6,490,519. To help fund our operations, we raised capital from banks and outside investors in the aggregate amounts of $2,675,343 and $15,678,085 for the years ended December 31, 2022 and 2021, respectively, in the form of a term loan in 2022 and the sale of Ordinary Shares and conversion of preferred stock and prefunded and regular warrants during 2021. Based on continued expected cash needs to fund our ongoing technology development initiatives and grow our Affiliate Marketing Services–United States operations, we may require additional liquidity to continue our operations for the next year. Subsequent to the end of 2022, in February 2023 we closed on a $4.4 million convertible debenture and signed a two-year $7.0 million revolving loan agreement with our commercial lender.

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We have continued to realize losses from operations. However, with the revenue generated from our customers and our capital raise efforts, we believe that we will have sufficient access to cash to meet our anticipated operating costs and capital expenditure requirements through the end of 2023. Our primary need for liquidity is to fund working capital requirements of our business, capital expenditures, acquisitions, debt service, and for general corporate purposes. Our primary source of liquidity is funds generated by financing activities and from private placements. Our ability to fund our operations, to make planned capital expenditures and acquisitions, to service debt payments, and to repay or refinance indebtedness depends on our future operating performance and cash flows. Our future operating performance and cash flows are subject to prevailing economic conditions and financial, business and other factors, some of which are beyond our control.

If the Company is unable to generate significant sales growth in the near term and raise additional capital, there is a risk that the Company could default on its obligations; and could be required to discontinue or significantly curtail the scope of its operations if no other means of financing operations are available. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or any other adjustment that might be necessary should the Company be unable to continue as a going concern.

Off-Balance Sheet Arrangements

On December 31, 2022, we did not have any off-balance sheet arrangements. Additionally, we have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

Contractual Obligations

Material contractual obligations arising in the normal course of business primarily consist of purchase obligations in the normal course of business, principal and interest payment obligations to our commercial lender and payments for lease obligations.

Inflation

Our opinion is that inflation did not have a material effect on our operations for 2022.

Climate Change

Our opinion is that neither climate change, nor governmental regulations related to climate change, have had, or are expected to have, any material effect on our operations.

Recently Issued Accounting Pronouncements Not Yet Adopted

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which clarifies the guidance in Accounting Standards Codification Topic 820, Fair Value Measurement (“Topic 820”), when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, and early adoption is permitted. While the Company is continuing to assess the timing of adoption and the potential impacts of ASU 2022-03, it does not expect ASU 2022-03 to have a material effect on the Company’s consolidated financial condition, results of operations or cash flows.

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DIRECTORS AND OFFICERS OF SHARPLINK US

FOLLOWING THE DOMESTICATION MERGER

Executive Officers and Directors Following the Domestication Merger

The following table lists the names, ages and positions of the individuals who are expected to serve as executive officers, key employees and directors of SharpLink US upon completion of the Domestication Merger:

Executive Officers

Name	Age	Position
Rob Phythian	58	President and Chief Executive Officer
Chris Nicholas	54	Chief Operating Officer
Robert DeLucia	59	Chief Financial Officer
David Abbott	57	Chief Technology Officer

Directors

Name	Age	Position
Joseph Housman	41	Chairman of the Board Director
Rob Phythian	58	Director
Chris Nicholas	54	Director
Paul Abdo(1)	52	Director
Thomas Doering(1)(2)(3)	56	Director
Scott Pollei(1)(2)(3)	62	Director
Adrienne Anderson(1)(2)(3)	45	Director

(1) Indicates independent director under Nasdaq rules.

(2) Member of the Audit Committee.

(3) Member of the Compensation Committee.

Rob Phythian: Mr. Phythian is currently President, Chief Executive Officer and director of SharpLink Israel, a position he has held since the MTS Merger in July 2021. He has also served as Chief Executive Officer of SharpLink, Inc., since he co-founded the company in 2019. From 2015 to 2021, Mr. Phythian also served as Chief Executive Officer and a director of SportsHub, a fantasy sports consolidation and daily game operator. Effective as of June 1, 2021, Mr. Phythian resigned from his position as Chief Executive Officer of SportsHub and resigned as a director of that company on September 14, 2021. Before SportsHub, Mr. Phythian was co-founder and CEO of SportsData, where he was responsible for corporate operations, business development and strategic partnerships. Mr. Phythian was CEO of SportsData from 2010 until 2013, when SportsData was sold to international data company Sportradar AG (“Sportradar”). Mr. Phythian stayed with Sportradar U.S., the U.S. subsidiary of Sportradar, until August 2015, working on key league and customer relationships including Google, Turner Sports, NBC, CBS and the NFL. Prior to Sportradar U.S., Mr. Phythian founded Fanball.com, which was sold to FUN Technologies, a publicly-traded company. Mr. Phythian has a Bachelor’s degree in Business Administration from the University of St. Thomas (Minnesota).

Chris Nicholas: Mr. Nicholas has acted as our Chief Operating Officer and director since July 2021 and is currently also the Chief Operating Officer of SharpLink, Inc., a position he has held since SharpLink, Inc. was founded in February 2019. Prior to SharpLink, Inc., Mr. Nicholas was Chief Operating Officer and a director of SportsHub, from 2016 to 2019, and continued providing services to SportsHub on a limited part-time basis until June 1, 2021. Mr. Nicholas resigned his position as a director of SportsHub in September 2021. Prior to SportsHub, he was the Founder and CEO of Sports Technologies, Inc (“Sports Technologies”), which SportsHub purchased in 2016. Prior to Sports Technologies, Mr. Nicholas spent ten years at ESPN.com, most recently as Executive Producer, where he was responsible for the Fantasy Sports and ESPN Insider businesses. Mr. Nicholas began his career in 1994 at Starwave Corporation, an internet media company that was the first to put sports news, information and fantasy games on the Internet. Mr. Nicholas earned his B.A. from Dartmouth College.

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Robert DeLucia: Mr. DeLucia has served as Chief Financial Officer of SharpLink since August 2022. Prior to joining SharpLink, he served as Interim Chief Financial Officer of Neon Logistics, LLC, where he was tasked with leading the Company’s financial restatements and transition to U.S. GAAP accounting. From February through December 2022, he was Chief Accounting Officer at GTT Communications, a tier one Internet backbone service supplier. Previously, Mr. DeLucia served as Controller of Eastern Airlines during its business reboot from January 2020 through November 2020. From October 2016 through 2019, he worked at Tarsus CFO Services, providing fractional CFO services to primarily mid-sized private equity firms; and from December 2011 through April 2016, he was Corporate Controller and Divisional CFO of Taurus Aerospace Group and Aviation Technical Services. Mr. DeLucia earned both Bachelor of Arts and Bachelor of Science degrees from Robert Morris University.

David Abbott: Mr. Abbott joined SharpLink in September 2022 and has served as SharpLink’s Chief Technology Officer since November 2022. Prior to joining SharpLink, Mr. Abbott spent more than eight years at Sportradar (Nasdaq: SRAD), serving first as Senior Vice President of Innovation and Technology and rising to Managing Director of U.S. Sports Media, where he focused on the growth and development of the company’s media strategy in the United States. Founded in 2001, Swiss-based Sportradar is a sports technology company serving over 1,700 sports federations, media outlets, betting operators and consumer platforms across 120 countries. Sportradar’s U.S.-based business traces its start to its 2014 acquisition of SportsData, a provider of sports-related live data and digital content co-founded by Mr. Abbott and SharpLink’s CEO, Rob Phythian, in 2010. Following the acquisition, Mr. Abbott joined Sportradar to establish and build its U.S. presence. A frequent speaker at sports industry conferences and trade events, Mr. Abbott has also volunteered over the past several years as a mentor to CEOs of emerging software companies in association with the Minnesota Emerging Software Advisory. He earned his MBA in Finance from the University of St. Thomas – Opus College of Business and a Bachelor of Science degree in Computer Science from the University of Minnesota, Institute of Technology.

Joe Housman: Mr. Housman has served as the Chairman of our Board of Directors since July 2021 and has served on the board of directors of SharpLink, Inc. since its inception in February 2019. Since 2014, Mr. Housman has served as Vice President for Hays Companies | Brown & Brown Insurance, a national insurance brokerage firm, where he works with clients on risk management solutions with an emphasis on private equity and M&A transactions. Prior to Hays Companies, Mr. Housman was employed at Deloitte from 2004 to 2014 in the firm’s private company tax group. Mr. Housman also serves as a director of several private company businesses, working closely with the management teams on strategic growth and management initiatives, as well as advising and negotiating on acquisitions, operations, and dispositions of private company investments. Mr. Housman was also a director of SportsHub from 2015 through September 2021 when he resigned. He is a CPA (inactive) in the state of Minnesota and earned his B.A. in Accounting from Saint John’s University (Minnesota).

Paul J. Abdo: Mr. Abdo has served on our Board of Directors since July 2021. Mr. Abdo is the CEO of Abdo Publishing, a worldwide educational publisher of print and digital content for schools. Prior to becoming CEO in 2015, Mr. Abdo worked in several different facets of the company including editorial, marketing, and international sales, starting and leading several divisions in the company including Spotlight Books, EPIC Press, and Essential Library. Mr. Abdo also serves on the board of the parent company, Abdo Consulting Group Inc. (ACGI), which has holdings in publishing, finance, real estate, and gaming. Mr. Abdo is also on the board of BankVista, a community bank with several branches in Minnesota. He obtained his bachelor’s and M.A. degrees in English from Minnesota State University, Mankato.

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Tom Doering: Mr. Doering has served on our Board of Directors since July 2021. Mr. Doering is an experienced business leader, technology investor and strategic advisor. Since 2006, he has served on the boards of directors and as an advisor for multiple privately-held companies in the technology, fantasy sports, consumer services, travel and non-profit industries. In 2008, he co-founded and served on the board of directors of LeagueSafe, a premier fantasy sports league management company that was acquired by Sports Hub Game Network in 2016. Prior to LeagueSafe, Mr. Doering Co-Founded E-Travel Experts (ETX) in 1998 and served as CEO until it was acquired in 2004 by Affiliated Computer Services. ETX was a provider of technology enabled solutions as well as fraud prevention, ticketing, accounting and back-office operations to the then-emerging Internet travel industry.

Scott Pollei: Mr. Pollei is currently a partner at Dunn Lake Partners, LLC, a business and financial advisory firm that he founded in April 2019. From March 2020 to December 2020, Mr. Pollei served as Interim Chief Financial Officer of Crescent Electrical Supply Company, a wholesale distributor of electrical supplies based in East Dubuque, Illinois, and he served as a board member and finance and Audit Committee chair of that company from 2011 until his appointment as Interim CFO. From June 2017 to December 2019, Mr. Pollei was Chief Financial Officer at Fastbridge Learning, Inc., a SaaS provider of educational and assessment tools to the pre-K through 12th grade education market. Mr. Pollei was a partner in B2B CFO, LLC, a business and financial consulting firm, from September 2016 until March 2019. Prior to that, from August 2014 to August 2016, Mr. Pollei was Chief Operating Officer at Boulay PLLP, a public accounting and financial advisory firm. Prior to Boulay, from January 1994 until March 2014 he served in a number of positions of increasing responsibility at The Dolan Company, an NYSE-traded publisher and media company, including serving as its Chief Financial Officer from 1994 to 2009 and thereafter as Chief Operating Officer until his resignation in March 2014. The Dolan Company filed for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in March 2014, and emerged from bankruptcy in June 2014. Mr. Pollei began his career in public accounting with KPMG US, LLP. He is a certified public accountant (inactive) and earned a bachelor’s degree in Accounting, cum laude, from Luther College.

Adrienne Anderson: Ms. Anderson is a certified public accountant and has spent the last several years of her career primarily focused on financial statement audits under Public Company Accounting Oversight Board auditing standards for SEC reporting companies. Since January 2019, Ms. Anderson has been an audit partner at D. Brooks and Associates, CPAs, a certified public accounting firm based in West Palm Beach, Florida, where she focuses her practice on accounting, auditing, attest and review services, specializing in working with emerging growth and high growth technology, manufacturers, distributors and service companies, as well as government contractors, both SEC registrants and private companies. Prior to that, from October 2014 to December 2018, she was with WithumSmith + Brown, a large regional CPA firm, having been promoted to partner of the firm in July 2017. Ms. Anderson earned a Bachelor of Science in Accounting from Eastern Illinois University and is a certified public accountant licensed in the states of Florida and Illinois.

SharpLink Israel Executive Compensation

The following disclosure is being provided for those named executive officers and directors that are expected to be named executive officers and directors of SharpLink US.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to the Company’s named executive officers.

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Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards (1)($)	All Other Compensation (2) ($)	Total ($)
Rob Phythian	2022	300,000	181,671	130,576	12,000	624,247
President and Chief Executive Officer	2021	259,444	8,000	912,388	5,000	1,184,832

Robert DeLucia	2022	80,385	30,938	21,399	—	132,722
Chief Financial Officer (3)	2021	—	—	—	—	—

Brian Bennett	2022	153,654	22,212	-	—	175,866
Former Chief Financial Officer (4)	2021	81,346	—	80,066	—	161,412

Chris Nicholas	2022	240,000	89,137	113,336	—	442,473
Chief Operating Officer	2021	265,231	36,780	461,928	—	763,939

David Abbott	2022	64,615	—	22,422	—	87,037
Chief Technology Officer (5)	2021	—	—	—	—	—

(1)	Represents the share-based compensation expenses recorded in SharpLink’s consolidated financial statements for the year ended December 31, 2022 and 2021, based on the option’s fair value, calculated in accordance with accounting guidance for equity-based compensation. For a discussion of the assumptions used in reaching this valuation, see note 12 to SharpLink’s consolidated audited financial statements included herein.

(2)	Other compensation represents reimbursement of up to $1,000 per month for private/social club dues for the CEO.

(3)	Mr. Robert DeLucia was named as our Chief Financial Officer in August 2022.

(4)	Mr. Brian Bennett joined us as the Chief Financial Officer in August 2021 and resigned in August 2022.

(5)	Mr. David Abbott joined SharpLink in September 2022.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth specific information concerning outstanding equity incentive awards for each of our named executive officers as of December 31, 2022.

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	Options
Name	Number of Ordinary Shares Underlying Unexercised Options (Exercisable)	Number of Ordinary Shares Underlying Unexercised Options (Unexercisable)	Option Exercise Price	Option Expiration Date
Rob Phythian	8,011	-	$9.40	12/27/2030
	-	45,000	$11.70	9/12/2032

Chris Nicholas	8,011	-	$9.40	12/27/2030
	625	21,875	$6.40	11/08/2032

Robert DeLucia	1,667	13,333	$12.00	8/21/2032

David Abbott	1,250	13,750	$9.50	9/25/2032

Employment Agreements of Named Executive Officers

Below are summaries of the employment agreements entered into by SharpLink Israel and its Named Executive Officers.

Rob Phythian

Under his employment agreement, Mr. Phythian receives an annual base salary of $300,000 and is eligible to receive an annual bonus, as determined by SharpLink’s Board of Directors, of up to 25% of his base salary. Such annual bonus has been updated by the annual bonus approved by our shareholders at the shareholders meeting on September 8, 2022.

As approved, Mr. Phythian is also eligible to receive the following compensation:

●	Annual Bonus: Mr. Phythian may be eligible to receive a bonus based on annual bonus plans that will be approved by the Compensation Committee and Board of Directors and will provide for payment of an aggregate bonus of up to 10 monthly base salaries (the “Annual Bonus”). The Annual Bonus will consist of: (i) a discretionary bonus based on the overall satisfaction from the CEO’s performance, including the criteria set forth in the compensation policy, in an amount of up to 3 monthly base salaries, which will be determined by the Compensation Committee and Board of Directors, and (ii) the remainder, which will be based on one or more of the measurable criteria set forth in the Company’s compensation policy, with such targets and weights as determined by the Compensation Committee and Board of Directors, based on the Company’s long-term goals and budget. . The Bonus earned, if any, shall be payable in accordance with the Company’s updated compensation policy found at Annex A to the exhibit 99.2 of the Company’s current report on form 6-K submitted on July 28, 2022.

●	Special Bonus: Mr. Phythian received a one-time special bonus of $68,000 due to his special contribution to the successful execution and consummation of an approximately $10 million round of financing with an institutional investor during November 2021.

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●	Option Grant: Mr. Phythian received options to acquire 45,000 Ordinary Shares, under our 2021 Equity Incentive Plan (the “2021 Plan”), constituting approximately 1.6% of the outstanding share capital of the Company calculated on a fully-diluted basis. One-third of the option will vest and be exercisable on September 8, 2023, the first anniversary of September 8, 2022, the grant date, one-third of the option will vest and be exercisable on September 8, 2024, the second anniversary of the grant date and one-third of the option will vest and be exercisable on September 8, 2025, the third anniversary of the grant date, subject in all cases to Mr. Phythian’s continued services to the Company. The exercise price per share of the option was $10.30, equal to the closing sale price of our Ordinary Shares on The Nasdaq Capital Market on September 8, 2022, the grant date. The option will expire on the tenth anniversary of September 8, 2022.

Following the MTS Merger, Mr. Phythian received options to acquire 60,000 Ordinary Shares of SharpLink under its 2021 Plan. One-third vested and are exercisable on the grant date, one third will vest and be exercisable on the first anniversary of the grant date and one third will vest and become exercisable on the second anniversary of the grant date, subject in all cases to Mr. Phythian’s continued services to SharpLink. Notwithstanding the foregoing vesting schedule, the right to purchase all shares subject to the option will vest and become exercisable if Mr. Phythian’s employment is terminated 90 days prior to or six months following the completion of a change of control (as such term is defined in the 2021 Plan) of SharpLink. The exercise price per share of the options is $67.40. The options will expire on the tenth anniversary of the date of grant. Mr. Phythian is not entitled to any additional remuneration for his services as a director of SharpLink. Prior to receiving shareholder approval in September 2022 to increase the number of Ordinary Shares authorized to be granted under the 2021 Plan, and to provide for issuance of stock options to other employees of the Company, Mr. Phythian forfeited the 60,000 options.

On February 27, 2023, Mr. Phythian received 17,500 options to acquire 17,500 Ordinary Shares, under our 2021 Plan. Every 1/36th of the total grant of 17,500 options shall vest and be exercisable monthly from March 27, 2023 to February 27, 2026 for 36 months, subject in all cases to Mr. Phythian’s continued services to SharpLink. The 17,500 options consist of 16,528 non-qualified stock options and 972 incentive stock options. The non-qualified stock options will vest from March 27, 2023 to December 27, 2025. The incentive stock options will vest on January 27, 2026 and February 26, 2026.

Mr. Phythian also receives certain medical and fringe benefits, including 100% of the premiums payable for medical insurance benefits for Mr. Phythian and his immediate family during the time of his employment, reimbursement of up to $1,000 per month for private/social club dues, and reimbursement of travel and other expenses incurred in connection with the performance of his duties in accordance with SharpLink’s policies. Mr. Phythian is also entitled to receive an indemnification letter in the form identical to the form provided to SharpLink’s other officers and directors and to be included in SharpLink’s directors’ and officers’ liability insurance policy authorized in accordance with SharpLink’s compensation policy.

Upon termination of Mr. Phythian’s employment by either him or SharpLink, regardless of the reason, Mr. Phythian shall be entitled to (i) any earned but unpaid bonus, payable at such times as such bonus would have otherwise been paid if employment had not been terminated (unless otherwise required by law), and (ii) all other benefits for which he may be eligible in accordance with the SharpLink’s policies then in effect that have vested as of the termination date. If Mr. Phythian’s employment is terminated by SharpLink without “Just Cause” or by Mr. Phythian for “Good Reason,” (as such terms are defined in Mr. Phythian’s employment agreement) then he is entitled to a payment equal to three months of base salary and continued health care coverage for such period, provided that such severance payment is subject to repayment if determined to violate the non-competition and non-solicitation covenants in the agreement. The payment of severance is conditioned upon Mr. Phythian’s execution of a separation agreement that contains a full release of any claims he may have of his employment termination date against SharpLink.

During the term of his employment and for a period of 24 months thereafter, referred to as the Restricted Period, Mr. Phythian will not be permitted, directly or indirectly, to provide services for or hold ownership of any entity that competes with the business of SharpLink in the U.S., Canada, the United Kingdom and the European Union. In addition, during the restricted period, Mr. Phythian may not solicit or encourage any employee of SharpLink to terminate his or her employment or any vendor or supplier to cease doing business with SharpLink.

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Chris Nicholas, Chief Operating Officer

Under his employment agreement, Mr. Nicholas receives an annual base salary of $240,000 and is eligible to receive an annual bonus, as determined by SharpLink’s Board of Directors, of up to 25% of his base salary. Following the MTS Merger, Mr. Nicholas received a grant of options under the 2021 Plan to acquire 30,000 SharpLink Ordinary Shares. One third vested and are exercisable on the grant date, one third will vest and be exercisable on the first anniversary of the grant date and one third will vest and become exercisable on the second anniversary of the grant date, subject in all cases to Mr. Nicholas’s continued services to SharpLink. Prior to receiving shareholder approval in September 2022 to increase the number of Ordinary Shares authorized to be granted under the 2021 Plan, and to provide for issuance of stock options to other employees of the Company, Mr. Nicholas forfeited the 30,000 options.

On February 27, 2023, Mr. Nicholas received 7,500 options to acquire 7,500 Ordinary Shares, under our 2021 Plan. Every 1/36th of the total grant shall vest and be exercisable monthly from March 27, 2023 to February 27, 2026 for 36 months, subject in all cases to Mr. Nicholas’s continued services to SharpLink.

Mr. Nicholas also receives certain medical and fringe benefits, including 100% of the premiums payable for medical insurance benefits for Mr. Nicholas and his immediate family during the time of his employment and reimbursement of travel and other expenses incurred in connection with the performance of his duties in accordance with SharpLink policies. Mr. Nicholas is also entitled to receive an indemnification letter in the form identical to the form provided to SharpLink’s other officers and directors and to be included in SharpLink’s directors’ and officers’ liability insurance policy authorized in accordance with SharpLink compensation policy.

Upon termination of Mr. Nicholas’s employment by either him or SharpLink regardless of the reason, Mr. Nicholas shall be entitled to (i) any earned but unpaid bonus, payable at such times as such bonus would have otherwise been paid if employment had not been terminated (unless otherwise required by law), and (ii) all other benefits for which he may be eligible in accordance with SharpLink’s policies then in effect that have vested as of the termination date. If Mr. Nicholas’s employment is terminated by SharpLink without “Just Cause” or by Mr. Nicholas for “good reason,” (as such terms are defined in Mr. Nicholas’s employment agreement), then he is entitled to a payment equal to three months of base salary and continued health coverage for such period. The payment of severance is conditioned upon Mr. Nicholas’s execution of a separation agreement that contains a full release of any claims he may have as of his employment termination date against SharpLink.

Robert DeLucia, Chief Financial Officer

Under his employment agreement, Mr. DeLucia receives an annual base salary of $220,000 and is eligible to receive an annual bonus, as determined by SharpLink’s Board of Directors, of up to 25% of his base salary. On the date of his hire by SharpLink, August 22, 2022, Mr. DeLucia received a grant of options under the 2021 Plan to acquire 15,000 Ordinary Shares. Every 1/36th of the total grant shall vest and be exercisable monthly from September 22, 2023 to August 22, 2026 for 36 months, subject in all cases to Mr. DeLucia’s continued services to SharpLink.

On February 27, 2023, Mr. DeLucia received a grant of options under the 2021 Plan to acquire 5,000 Ordinary Shares. Every 1/36th of the total grant shall vest and be exercisable monthly from March 27, 2023 to February 27, 2026 for 36 months, subject in all cases to Mr. DeLucia’s continued services to SharpLink. .

Mr. DeLucia also receives certain medical and fringe benefits, including 100% of the premiums payable for medical insurance benefits for Mr. DeLucia and his eligible family members during the time of his employment and reimbursement of travel and other expenses incurred in connection with the performance of his duties in accordance with SharpLink policies. Mr. DeLucia is also entitled to receive an indemnification letter in the form identical to the form provided to SharpLink’s other officers and directors and to be included in SharpLink’s directors and officers’ liability insurance policy authorized in accordance with SharpLink’s compensation policy.

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Mr. DeLucia’s employment is not a guarantee of employment for a specific period of time. His employment with SharpLink is “at-will,” which means that the Company or he may terminate his employment for any reason or no reason, at any time. In the event Mr. DeLucia elects to resign his employment with the Company, he has agreed to provide SharpLink with 14 days’ written notice of his termination of employment. During this notice period, the Company may ask him to perform specific duties or no duties at all and may ask him not to attend work during all or part of the notice period. During the notice period, Mr. DeLucia will continue to receive the salary and benefits that he had been receiving immediately prior to such period, subject to any change generally made for other employees of the Company. Further, upon termination of his employment for any reason, Mr. DeLucia agrees to cooperate with the Company with respect to those business-related matters of which he has knowledge and to assist with the orderly return of Company property and transition of his work to others, as directed by the Company.

David Abbott, Chief Technology Officer

Under his employment agreement, Mr. Abbott receives an annual base salary of $240,000 and is eligible to receive an annual bonus, as determined by SharpLink’s Board of Directors, of up to 50% of his base salary. On the date of his hire by SharpLink, September 26, 2022, Mr. Abbott received a grant of options under the 2021 Plan to acquire 15,000 SharpLink Ordinary Shares. Every 1/36th of the total grant shall vest and be exercisable monthly from October 26, 2023 to September 26, 2026 for 36 months, subject in all cases to Mr. Abbott’s continued services to SharpLink.

On February 27, 2023, Mr. Abbott received a grant of options under the 2021 Plan to acquire 10,000 Ordinary Shares. Every 1/36th of the total grant shall vest and be exercisable monthly from March 27, 2023 to February 27, 2026 for 36 months, subject in all cases to Mr. Abbott’s continued services to SharpLink.

Mr. Abbott also receives certain medical and fringe benefits, including 100% of the premiums payable for medical insurance benefits for Mr. Abbott and his immediate family during the time of his employment and reimbursement of travel and other expenses incurred in connection with the performance of his duties in accordance with SharpLink policies. Mr. Abbott is also entitled to receive an indemnification letter in the form identical to the form provided to SharpLink’s other officers and directors and to be included in SharpLink’s directors and officers’ liability insurance policy authorized in accordance with SharpLink’s compensation policy.

Mr. Abbott’s employment is not a guarantee of employment for a specific period of time. His employment with SharpLink is “at-will,” which means that the Company or he may terminate his employment for any reason or no reason, at any time. In the event Mr. Abbott elects to resign his employment with the Company, he has agreed to provide SharpLink with 14 days’ written notice of his termination of employment. During this notice period, the Company may ask him to perform specific duties or no duties at all and may ask him not to attend work during all or part of the notice period. During the notice period, Mr. Abbott will continue to receive the salary and benefits that he had been receiving immediately prior to such period, subject to any change generally made for other employees of the Company. Further, upon termination of his employment for any reason, Mr. Abbott agrees to cooperate with the Company with respect to those business-related matters of which he has knowledge and to assist with the orderly return of Company property and transition of his work to others, as directed by the Company.

Director Compensation

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director serving on SharpLink Israel’s board during the year ended December 31, 2022, other than Mr. Phythian, SharpLink Israel’s Chief Executive Officer, and Chris Nicholas, SharpLink Israel’s Chief Operating Officer, who did not receive additional compensation for their services as directors and whose compensation is set forth in the Summary Compensation Table.

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Name	Fees Earned ($)	Option Awards ($)(1)	Total($)
Paul Abdo	$52,800	$121,804	$174,604
Joe Housman	$72,800	$121,804	$194,604
Tom Doering	$56,400	$—	$56,400
Scott Pollei	$57,000	$—	$57,000
Adrienne Anderson	$57,600	$—	$57,600

(1)	Represents the share-based compensation expenses recorded in SharpLink’s consolidated financial statements for the year ended December 31, 2022, based on the option’s fair value, calculated in accordance with accounting guidance for equity-based compensation. For a discussion of the assumptions used in reaching this valuation see Note 12 to SharpLink’s consolidated audited financial statements included in the 2022 Annual Report.

Transaction with Related Persons

In this section, “SharpLink” refers to SharpLink Gaming Ltd., including its subsidiaries.

The following is a summary of transactions since January 1, 2021 to which we have been a participant, in which:

●	the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

●	any of our directors (and director nominees), executive officers, or holders of more than 5% of our voting securities, or immediate family member or affiliate of such persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under “Executive Compensation and Related Information” above, or that were approved by our Compensation Committee.

We believe that each of the transactions described below were on terms no less favorable to us than terms we would have obtained from unaffiliated third parties. For our policies and procedures for related party transactions, see “Approval of Related Party Transactions Under Israeli Law” above.

Employment Agreements

We have entered employment agreements with each of our executive officers. See “Employment Agreements of Named Executive Officers” above for a further discussion of these agreements.

Indemnification of Officers and Directors

Our Articles allow us to insure, indemnify and exempt our office holders, to the fullest extent permitted by the provisions of the Israeli Companies Law. We have provided several of our directors and officers a letter of indemnification for liabilities or expenses incurred as a result of their acts in their capacity as directors and officers of our company, in an aggregate amount not to exceed $3 million. See “Exculpation, Indemnification and Insurance of Directors and Officers” above for a further discussion of the indemnification.

Related Party Transactions with SportsHub

SportsHub previously held approximately 40% of the voting power of SharpLink until December 22, 2022, when SportsHub merged with and into Merger Subsidiary with Merger Subsidiary surviving as a wholly owned subsidiary of SharpLink.

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Shared Services with SportsHub

SharpLink and SportsHub, which previously held approximately 40% of the voting power of SharpLink and is now a subsidiary of SharpLink, are party to a Shared Services Agreement dated May 28, 2021. Under the terms of the Shared Services Agreement, SportsHub provides SharpLink with office space for certain company employees, accounting and other administrative services from SportsHub personnel, webhosting services and IT subscriptions, business insurance coverage, cell phone and ISP access, and additional services the parties may agree upon from time to time. SharpLink reimburses SportsHub for SharpLink’s allocated share of the cost of such services. Generally, services are allocated based on passthrough of the cost of SharpLink’s direct usage (such as cellphone plan coverage and webhosting services) or allocated based on share of headcount (such as the office lease and ISP).

The cost of shared personnel is allocated based on the parties’ estimate of time performing services for each entity. Shared personnel costs include salary, benefits, and related tax withholdings, which are allocated pro rata based on SharpLink’s and SportsHub’s estimate of the percentage of the working time a shared employee provides services to each company. Under the Shared Services Agreement, employees of SharpLink may also provide services to SportsHub. To the extent that SharpLink employees provide services to SportsHub, the cost of those services is offset against amounts otherwise owed under the Shared Services Agreement. Mr. Phythian, the Chief Executive Officer of SharpLink, and Mr. Nicholas, Chief Operating Officer of SharpLink, were also both employees of SportsHub until June 1, 2021.

SharpLink does not pay a markup or share of overhead expenses to SportsHub for the shared services. The Shared Services Agreement has a one-year term and automatically renews for successive one-year periods unless terminated by either party. SharpLink may terminate the Shared Services Agreement or any individual services received thereunder upon 30 days’ notice to SportsHub, and SportsHub may terminate the Shared Services Agreement or any service thereunder upon 90 days’ notice to SharpLink.

The Shared Services Agreement formally documented the shared service arrangement that was previously in place between SportsHub and SharpLink. Prior to the entry into the Shared Services Agreement, SharpLink reimbursed SportsHub for services in the amounts of approximately $2.2 million and approximately $2.3 million in 2020 and 2019, respectively. Included in those amounts is an amount of approximately $1.5 million (for each of 2020 and 2019) related to SharpLink’s Sports Gaming Client Services operating segment, which was acquired by SharpLink from SportsHub in November 2020, which was accounted for as a common control merger, with expenditures by SportsHub on the Sports Gaming Client Services business treated, until the date of acquisition by SharpLink, as reimbursements for accounting purposes. Beginning in late 2020, SharpLink implemented steps to separate its operations from SportsHub, including transferring the payroll of the Sports Gaming Client Services segment and SharpLink’s Chief Executive Officer and Chief Operating Officer to SharpLink. Further, effective as of June 1, 2021, SharpLink’s Chief Executive Officer and Chief Operating Officer resigned from their positions as officers of SportsHub. As a result, SharpLink received significantly fewer services from SportsHub than in previous periods. SharpLink reimbursed SportsHub quarterly with an aggregate reimbursement of approximately $285,673 for the year ended December 31, 2022. Upon the closing of SharpLink’s merger with SportsHub on December 22, 2022, this Shared Services Agreement was terminated.

Brown & Brown

The Company uses Brown & Brown (“Brown”), which acquired Hays Companies, as an insurance broker. Brown is considered a related party as an executive of Brown serves on the board of directors for the Company. The Company paid $1,198,710 and $728,986 for the years ending December 31, 2022 and 2021, respectively for insurance coverage brokered by Brown. The Company paid $486,111 and $514,764 for the six months ending June 30, 2023 and 2022, respectively for insurance coverage brokered by Brown. The Company’s director earned no commissions for the placement of these policies.

Connecticut Facility Lease

SharpLink leases office space in Collinsville, Connecticut from CJEM, LLC, an entity owned by Chris Nicholas, SharpLink’s Chief Operating Officer and member of its Board of Directors and a director nominee, pursuant to a lease dated December 16, 2020. SharpLink paid approximately $38,400 in each of 2022 and 2021 under such lease. The Company paid rent expense of $19,200 for the six months ended June 30, 2023 and 2022 related to this lease. The current term of the lease expires on December 31, 2023, and SharpLink has the right to extend the Lease under the same terms for an additional three-year term through December 31, 2026.

Related Party Transactions with Alpha

On February 14, 2023, SharpLink entered into the SPA with Alpha, pursuant to which SharpLink issued to Alpha, the Debenture in the aggregate principal amount of $4,400,000 for a purchase price of $4,000,000 on February 15, 2023. The Debenture is convertible, at any time, and from time to time, at Alpha’s option, into Conversion Shares at an initial conversion price equal to $7.00 per share, subject to adjustment as described in the Debenture. Pursuant to the terms of the Debenture, the Conversion Price of the Debenture has been reset upon filing of the initial registration statement on Form S-1 on April 21, 2023 to $4.1772 per share. As part of the SPA, the exercise price of the Regular Warrants issued to Alpha in November 2021 and exercisable to purchase an aggregate of 266,667 Ordinary Shares was reduced from $45.00 per share to $0.60 per share.

On February 15, 2023, SharpLink also issued to Alpha a warrant to purchase 880,000 Ordinary Shares. The warrant is exercisable in whole or in part, at any time on or after February 15, 2023 and before February 15, 2028 with an exercise price $4.0704. The warrant includes a beneficial ownership blocker of 9.99%. The warrant provides for adjustments to the exercise price, in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions. In the event SharpLink, at any time while the warrant is still outstanding, issues or grants any right to re-price, Ordinary Shares or any type of securities giving rights to obtain Ordinary Shares at a price below the exercise price, Alpha shall be extended full-ratchet anti-dilution protection on the warrant (reduction in price, only, no increase in number of the warrant shares, and subject to customary exempt transaction issuances).

On June 6, 2023, Alpha exercised the Prefunded Warrants in full on a cashless basis and received 121,479 Ordinary Shares.

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DESCRIPTION OF SECURITIES

General

The following description of SharpLink US’s capital stock is a summary. This summary is subject to the DGCL and the complete text of SharpLink US Amended and Restated Certificate of Incorporation and Bylaws to be in place at the closing of the Domestication Merger which will be substantially in the forms attached as Annex B and Annex C, respectively, to this proxy statement/prospectus. SharpLink Israel encourages you to read that law and those documents carefully.

There are differences between SharpLink Israel’s Articles and SharpLink US’s Amended and Restated Certificate of Incorporation and Bylaws as they are expected to be in effect after the Domestication Merger, especially relating to changes (i) that are required by Delaware law (i.e., certain provisions of SharpLink Israel’s Articles were not replicated in SharpLink US’s Amended and Restated Certificate of Incorporation or Bylaws because the DGCL would not permit such replication, and certain provisions were included in SharpLink US’s Amended and Restated Certificate of Incorporation and Bylaws although they were not in SharpLink Israel’s Articles because the DGCL requires such provisions to be included in the certificate of incorporation and bylaws of a Delaware corporation or to provide for related provisions customarily provided in respect of publicly-traded Delaware corporations), or (ii) that are necessary in order to preserve the current rights of stockholders and powers of the Board of Directors of SharpLink US following the Domestication Merger. See “Differences in Shareholder Rights.”

After giving effect to the Amended and Restated Certificate of Incorporation, SharpLink US’s authorized capital stock will consist of shares made up of:

●	100,000,000 shares of common stock, par value $0.0001 per share; and

●	15,000,000 shares of undesignated preferred stock, par value $0.0001 per share, the rights and preferences of which may be established from time to time by SharpLink US’s Board of Directors.

Common Stock

After the completion of the Domestication Merger, each share of SharpLink US Common Stock outstanding will be entitled to one vote on all matters on which stockholders of SharpLink US generally are entitled to vote. However, holders of SharpLink US Common Stock will not be entitled to vote on any amendment to the Amended and Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding classes or series of preferred stock if the holders of such affected classes or series are entitled, either separately or together with the holders of one or more other such class or series, to vote thereon pursuant to the Amended and Restated Certificate of Incorporation or the DGCL.

Generally, the Bylaws will provide that, subject to applicable law or the Amended and Restated Certificate of Incorporation and/or the Bylaws, all corporate actions to be taken by vote of the stockholders will be authorized by a majority of the votes cast by the stockholders entitled to vote thereon who are present in person, or by remote communication, if applicable, or represented by proxy, and where a separate vote by class or series is required, a majority of the votes cast by the stockholders of such class or series who are present in person, or by remote communication, if applicable, or represented by proxy will be the act of such class or series. Directors will be elected by a plurality of the votes cast at a meeting of SharpLink US’s stockholders for the election of directors at which a quorum is present.

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Subject to the rights of holders of any then outstanding class or series of preferred stock, holders of SharpLink US Common Stock will be entitled to receive dividends and other distributions in cash, stock or property of SharpLink US as the Board of Directors may declare thereon from time to time and will share equally on a per share basis in all such dividends and other distributions. In the event of SharpLink US’s dissolution, whether voluntary or involuntary, after the payment in full of the amounts required to be paid to the holders of any outstanding class or series of preferred stock, the remaining assets and funds of SharpLink US available for distribution will be distributed pro rata to the holders of SharpLink US Common Stock in proportion to the number of shares held by them and to the holders of any class or series of preferred stock entitled to a distribution. Holders of SharpLink US Common Stock will not have preemptive rights to purchase shares of SharpLink US Common Stock. All outstanding shares of SharpLink US Common Stock will be fully paid and non- assessable. The rights, preferences and privileges of holders of SharpLink US Common Stock will be subject to those of the holders of any outstanding class or series of SharpLink US preferred stock that SharpLink US may issue in the future.

Blank Check Preferred Stock

SharpLink US’s Board of Directors may, from time to time, authorize the issuance of one or more classes or series of preferred stock without stockholder approval. The Amended and Restated Certificate of Incorporation will permit SharpLink US to issue up to 15,000,000 shares of preferred stock. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of SharpLink US entitled to vote thereon, without a separate class vote of the holders of preferred stock, or any separate series votes of any series thereof, unless a vote of any such holders is required pursuant to the terms of any preferred stock certificate of designations.

Subject to the provisions of the Amended and Restated Certificate of Incorporation and limitations prescribed by law, SharpLink US’s Board of Directors will be expressly authorized, by resolution or resolutions, to designate, out of the unissued shares of preferred stock, new classes and series of preferred stock. The Board of Directors may fix the number of shares constituting such class or series and the designation of such class or series and the powers (including voting, if any), preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such class or series. Each class or series will be appropriately designated by a distinguishing designation prior to the issuance of any shares thereof. The powers (including voting, if any), preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other classes and series of preferred stock at any time outstanding.

The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, may adversely affect the rights of the Combined Company’s common stockholders by, among other things:

●	restricting dividends on the common stock;
●	diluting the voting power of the common stock;
●	impairing the liquidation rights of the common stock; or
●	delaying or preventing a change in control without further action by the stockholders.

Series A-1 Preferred Stock

According to the Articles of SharpLink Israel, as of July 26, 2023, 7,202 Series A-1 Preferred Shares will be accrued as the dividends to the Series B Preferred Shares. Accordingly, SharpLink Israel will issue 7,202 Series A-1 Preferred Shares to Alpha, the holder of Series B Preferred Shares. In connection with the adoption of the Amended and Restated Certificate of Incorporation, the Board of Directors will adopt a certificate of designation to designate 260,000 shares of Series A-1 Preferred Stock to allow the conversion of the outstanding Preferred A-1 Shares of SharpLink Israel on a one-for-one basis and on substantially the same terms as the Preferred A-1 Shares.

Shares of Series A-1 Preferred Stock will have equal rights to the shares of common stock and will be convertible into shares of common stock on a one-for-one basis (subject to customary adjustments); provided, however, that the Series A-1 Preferred Stock shall not be converted to the extent that, after giving effect to such conversion, the applicable holder of the Series A-1 Preferred Stock (together with such holder’s affiliates and any persons acting as a group together with such holder) would beneficially own in excess of the Beneficial Ownership Limitation.

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The shares of Series A-1 Preferred Stock are entitled to the following rights, which are the same as the rights of the Preferred A-1 Shares of SharpLink Israel:

●	equal rights to receive dividends, if and when distributed to holders of common stock, whether in cash or any other manner on an as-converted basis, without regard to the Beneficial Ownership Limitation);

●	equal right to participate in a distribution of SharpLink US’s assets available for distribution, in the event of liquidation or winding-up of SharpLink US, on an as-converted basis, following the distribution to the holders of the Series B Preferred Stock, if applicable, and pari passu with the common stock; and

●	equal rights to vote on all matters submitted to a vote of the holders of common stock (on an as-converted basis, but only up to the number of votes equal to the number of shares of common stock into which the shares of Series A-1 Preferred Stock would be convertible in accordance with the Beneficial Ownership Limitation).

Series B Preferred Stock

In connection with the adoption of the Amended and Restated Certificate of Incorporation, the Board of Directors will adopt a certificate of designation to designate 370,000 shares of Series B Preferred Stock to allow the conversion of the outstanding Preferred B Shares of SharpLink Israel on a 2.321-for-1 basis and on substantially the same terms as the Preferred B Shares.

The shares of Series B Preferred Stock will be non-voting shares and will be convertible into shares of common stock on a one-for-one basis (subject to customary adjustments), subject to the Beneficial Ownership Limitation.

The shares of Series B Preferred Stock are entitled to the following rights, which are the same as the rights of the Preferred B Shares of SharpLink Israel:

●	a right to receive from SharpLink US an amount equal to the purchase price of each outstanding share of Series B Preferred Stock, plus any accrued and unpaid dividends, fees or liquidated damages due thereon (in connection with delays in conversion of Series B Preferred Stock), to be paid upon any liquidation, dissolution or winding-up of SharpLink US, before any distribution to the other securityholders of SharpLink US;

●	a “full ratchet” anti-dilution adjustment to the conversion price of the Series B Preferred Stock in the event SharpLink US issues or sells Common Stock or Common Stock Equivalents for a consideration per share that is less than the conversion price per share of the Series B Preferred Stock then in effect, other than in connection with an Exempt Issuance (as such term is defined in the certificate of designation for Series B Preferred Stock) and to a minimum price of $6.64.

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Regular Warrants

In connection with the issuance of certain prefunded warrants on November 16, 2021, SharpLink Israel also issued to Alpha warrants to purchase 266,667 Ordinary Shares for an exercise price of $45.00 per share, which was reduced to $0.60 pursuant to the SPA entered between the Company and Alpha on February 14, 2023.

These warrants will expire on November 19, 2025. These warrants may be exercised only by payment of the exercise price in cash, unless at the time of exercise there is not a registration statement in place for the underlying shares of common stock, in which case these warrants will be eligible for net exercise by forfeiture of these warrants with value equal to the exercise price. Exercise of these warrants will be limited by the Beneficial Ownership Limitation. The warrants will be subject to standard anti-dilution adjustments.

In February 2023, the Company issued the warrant to Alpha to purchase 880,000 Ordinary Shares. The warrant is exercisable in whole or in part, at any time on or after February 15, 2023 and before February 15, 2028, with an exercise price of $4.0704 per share. The warrant is subject to the Beneficial Ownership Limitation. The warrant provides for adjustments to the exercise price, in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions. In the event the Company, at any time while the warrant is still outstanding, issues or grants any right to re-price, Ordinary Shares or any type of securities giving rights to obtain Ordinary Shares at a price below exercise price, Alpha shall be extended full-ratchet anti-dilution protection on the warrant (reduction in price, only, no increase in number of warrant shares, and subject to customary exempt transaction issuances).

These warrants of SharpLink Israel will be converted to warrants of SharpLink US in the Domestication Merger with the same terms.

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MTS Warrants

Prior to the MTS Merger, the MTS shareholders approved the issuance of a warrant to the former MTS CEO to acquire 5,833 ordinary shares, at an exercise price of $26.42 per share, which vested and became immediately exercisable upon the consummation of the MTS Merger. The warrant was granted on July 21, 2021 and expires three years after the grant date. This warrant does not entitle the holder to any voting rights, dividends or other rights as a shareholder of SharpLink prior to the exercise of the warrant.

Prior to the MTS Merger, the MTS shareholders approved the issuance of a warrant to the former MTS CEO to acquire 2,500 ordinary shares, with a $0 exercise price per share, which vested and became immediately exercisable upon the consummation of the MTS Merger. The warrant was granted on July 21, 2021 and expires three years after the grant date. This warrant does not entitle the holder to any voting rights, dividends or other rights as a shareholder of SharpLink prior to the exercise of the warrant.

These warrants will be converted to warrants of SharpLink US in the Domestication Merger with the same terms.

SportsHub Warrant

Prior to the SportsHub Merger, SportsHub issued a warrant to a third party. The warrant was granted on October 29, 2018 and expires on October 29, 2028. Pursuant to the Merger Agreement, this warrant of SportsHub was converted to a warrant of SharpLink Israel to acquire 3,015 Ordinary Shares, at an exercise price of $17.90 per share. 2,896 Ordinary Shares underlying the warrant have not been issued.

This warrant will be converted to a warrant of SharpLink US in the Domestication Merger with the same terms.

Anti-takeover Effects of Certain Provisions of the Amended and Restated Certificate of Incorporation and the Bylaws

General

The Amended and Restated Certificate of Incorporation and Bylaws will contain provisions that are intended to enhance the likelihood of continuity and stability in the composition of the Combined Company’s Board of Directors and that could make it more difficult to acquire control of the Combined Company by means of a tender offer, open market purchases, a proxy contest or otherwise. A description of these provisions is set forth below.

Delaware Anti-Takeover Law

Upon the consummation of the Domestication Merger, SharpLink US will be subject to Section 203 of the Delaware General Corporation Law. Section 203 generally prohibits a public Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless:

●	prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

●	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding specified shares; or

●	at or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

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Section 203 defines a “business combination” to include:

●	any merger or consolidation involving the corporation and the interested stockholder;

●	any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 10% or more of the assets of the corporation to or with the interested stockholder;

●	subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

●	subject to exceptions, any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

●	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an “interested stockholder” as any person that is:

●	the owner of 15% or more of the outstanding voting stock of the corporation;

●

an affiliate or associate of the corporation who was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date; or

●	the affiliates and associates of the above.

Under specific circumstances, Section 203 makes it more difficult for an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the stockholders may, by adopting an amendment to the corporation’s certificate of incorporation or bylaws, elect not to be governed by Section 203. The election not to be governed by Section 203 is effective (i) upon the filing of the certificate of amendment with the Secretary of State of the State of Delaware or the adoption of the amendment to the bylaws, as applicable, for a corporation that does not have a class of voting stock listed on a national securities exchange or held of record by more than 2,000 stockholders or (ii) 12 months after such action for all other corporations.

SharpLink US’s Amended and Restated Certificate of Incorporation and Bylaws do not exclude it from the restrictions of Section 203. SharpLink US anticipates that the provisions of Section 203 might encourage companies interested in acquiring it to negotiate in advance with its Board of Directors since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

No Cumulative Voting

Under Delaware law, the right to vote cumulatively does not exist unless the certificate of incorporation specifically authorizes cumulative voting. The Amended and Restated Certificate of Incorporation will not grant stockholders the right to vote cumulatively.

Blank Check Preferred Stock

SharpLink US believes that the availability of the preferred stock under the Amended and Restated Certificate of Incorporation will provide the Combined Company with flexibility in addressing corporate issues that may arise. Having these authorized shares available for issuance will allow the Combined Company to issue shares of preferred stock without the expense and delay of a special stockholders’ meeting. The authorized shares of preferred stock, as well as shares of common stock, will be available for issuance without further action by the Combined Company’s stockholders, with the exception of any actions required by applicable law or the rules of any stock exchange on which SharpLink US’s securities may be listed. The Board of Directors will have the power, subject to applicable law, to issue classes or series of preferred stock that could, depending on the terms of the class or series, impede the completion of a merger, tender offer or other takeover attempt.

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Advance Notice Procedure

The Bylaws will provide an advance notice procedure for stockholders to nominate director candidates for election or to bring business before an annual meeting of stockholders, including proposed nominations of persons for election to the Board of Directors.

The Bylaws will provide that as to the notice of stockholder proposals of business to be brought at the annual meeting of stockholders, notice must be delivered to SharpLink US secretary (i) not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting or (ii) (x) if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, or (y) with respect to the first annual meeting held after the issuance of securities pursuant to the registration statement of which this proxy statement/prospectus forms a part, not more than 120 days nor less than 90 days prior to the date of such annual meeting or, if later, the 10th day following the day on which public announcement of the date of such meeting is first made by SharpLink US. In addition, any proposed business other than the nomination of persons for election to the SharpLink US Board of Directors must constitute a proper matter for stockholder action.

The Bylaws will provide that in the case of nominations for election at an annual meeting, notice must be delivered to, or mailed and received at, the principal executive offices of SharpLink US (i) not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting or (ii) (x) if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, or (y) with respect to the first annual meeting held after the issuance of securities pursuant to the registration statement of which this proxy statement/prospectus forms a part, not more than 120 days nor less than 90 days prior to the date of such annual meeting or, if later, the 10th day following the day on which public announcement of the date of such annual meeting is first made by SharpLink US. In the case of nominations for election at a special meeting of stockholders called for the election of directors, notice must be delivered to, or mailed and received at, the principal executive offices of SharpLink US (i) not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting or (ii) if later, the 10th day following the day on which public announcement of the date of such special meeting is first made by SharpLink US. In addition, each such stockholder’s notice must include certain information regarding the stockholder and the director nominee as set forth in the Bylaws as described under the section entitled “Differences in Shareholder Rights.”

Special Meetings of Stockholders

SharpLink US’s Amended and Restated Certificate of Incorporation and Bylaws will provide that, except as otherwise required by law, special meetings of the stockholders can be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer of SharpLink US or the president of SharpLink US (in the absence of a chief executive officer). Except as provided above, stockholders will not be permitted to call a special meeting or to require the Board of Directors to call a special meeting.

Removal of Directors

The Amended and Restated Certificate of Incorporation, in accordance with Section 141(k) of the DGCL, will provide for the removal of directors by stockholders with or without cause. Any director may be removed by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

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Exclusive Forum

SharpLink US’s Amended and Restated Certificate of Incorporation will provide that unless SharpLink US consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be, to the fullest extent permitted by law, the sole and exclusive forum for any derivative action or proceeding brought on its behalf, any action asserting a claim for breach of a fiduciary duty owed by any of its directors and officers to it or its stockholders, any action asserting a claim arising pursuant to any provision of the DGCL, its Amended and Restated Certificate of Incorporation, its Bylaws, or any action asserting a claim governed by the internal affairs doctrine. This exclusive forum provision would not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. To the extent that any such claims may be based upon federal law claims, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder.

These choice of forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or its directors, officers or other team members, which may discourage such lawsuits against SharpLink US and its directors, officers and other team members.

Federal Forum for Securities Act Claims

Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain such claims. However, SharpLink US’s Amended and Restated Certificate of Incorporation will contain a federal forum provision which provides that unless SharpLink US consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of SharpLink US are deemed to have notice of and consented to this provision. The Supreme Court of Delaware has held that this type of exclusive federal forum provision is enforceable. There may be uncertainty, however, as to whether courts of other jurisdictions would enforce such a provision, if applicable.

This choice of federal forum for Securities Act claims may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable, which may discourage such lawsuits against SharpLink US and its directors, officers and other team members.

Stock Exchange Listing

Subject to the completion of the timely filing of notice to Nasdaq of the Domestication Merger, following the closing of the Domestication Merger, the SharpLink US Common Stock will be listed on the Nasdaq Capital Market and will trade under SharpLink US’s name and trading symbol “SBET.” In the event that SharpLink Israel’s ordinary shares are delisted from the Nasdaq Capital Market, the parties to the Merger Agreement may waive the condition to closing relating to the Nasdaq listing.

Transfer Agent and Registrar

The transfer agent and registrar for the SharpLink US Common Stock will be Equiniti Trust Company/American Stock Transfer & Trust Company, 6201 15th Ave, Brooklyn, New York 11219.

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DIFFERENCES IN SHAREHOLDER RIGHTS

Upon completion of the Domestication Merger, the rights of SharpLink Israel shareholders will be governed by the SharpLink US’s Amended and Restated Certificate of Incorporation and Bylaws, and applicable Delaware law. While there will be substantial similarities between their rights after the Domestication Merger and their rights as SharpLink Israel shareholders prior to the Domestication Merger, there will be some differences.

The following discussion is a summary of material changes in the shareholder rights resulting from the domestication, but does not cover all the differences between the Israeli Companies Law and DGCL affecting corporations and their shareholders or all the differences between SharpLink US’s Amended and Restated Certificate of Incorporation and Bylaws and SharpLink Israel’s Articles. Please read the complete text of the relevant provisions of the Israeli Companies Law, the DGCL, SharpLink US’s Amended and Restated Certificate of Incorporation and Bylaws and SharpLink Israel’s Memorandum of Association and Articles. Forms of SharpLink US’s Amended and Restated Certificate of Incorporation and Bylaws are attached to this proxy statement/prospectus as Annexes B and C. As the rights, preferences and restrictions attached and applicable to the Preferred A-1 Stock and Preferred B Stock under SharpLink US’s Amended and Restated Certificate of Incorporation and Bylaws are similar to the rights, preferences and restrictions attached and applicable to the Preferred A-1 Shares and Preferred B Shares under SharpLink Israel’s Memorandum of Association and Articles, the following summary does not provide a detailed description and comparison of such rights.

	SharpLink US Stockholder Rights	SharpLink Israel Shareholder Rights

Authorized Capital Stock/Share Capital

SharpLink US will be authorized to issue up to 115 million shares, divided into two classes consisting of: (i) 100 million shares of common stock, par value $0.0001 per share; and (ii) 15 million shares of undesignated preferred stock, par value $0.0001 per share.

SharpLink US’s Board of Directors will be authorized to issue additional preferred stock in one or more series, subject to the rights of the holders of any outstanding series of preferred stock.

The number of authorized common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of entitled to vote, without a separate class vote.

The authorized share capital of SharpLink Israel consists of: (i) 100,000,000 Ordinary Shares, par value NIS 0.60 per share and (ii) 710,000 preferred shares, par value NIS 60 per share, of which 80,000 preferred shares are designated as Series A Preferred Shares, 260,000 Preferred Shares are designated as Series A-1 Preferred Shares, and 370,000 Preferred Shares are designated as Series B Preferred Shares.

SharpLink Israel may, from time to time, alter its authorized share capital via a shareholders’ resolution adopted by a majority of 75% of the votes cast at a shareholders’ meeting, excluding abstentions. Such alterations include an increase to its authorized share capital and the number of shares it is authorized to issue, creation of new classes of shares and a consolidation or subdivision of shares. Subject to applicable law, SharpLink Israel may, from time to time, via or pursuant to authorization provided by a shareholders’ resolution with a 75% majority, reduce its outstanding but unissued share capital.

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Voting Rights

Each share of common stock outstanding shall be entitled to one vote on all matters on which stockholders generally are entitled to vote. However, except as required by law, holders of common stock will not be entitled to vote on any amendment to the Amended and Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such class or series, to vote thereon pursuant to the Amended and Restated Certificate of Incorporation or the DGCL.

Holders of preferred stock shall be entitled only to such voting rights as are expressly granted in the Amended and Restated Certificate of Incorporation or a certificate of designations.

The Bylaws provide that, except as required by law, the Amended and Restated Certificate of Incorporation, the Bylaws or the rules of any stock exchange upon which shares of SharpLink US’s capital stock are listed, all corporate actions to be taken by vote of the stockholders shall be authorized by a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy, and where a separate vote by class or series is required, a majority of the votes cast by the stockholders of such class or series who are present in person or represented by proxy shall be the act of such class or series; provided that the election of directors shall be determined by the vote of a plurality (as discussed below).

Every holder of Ordinary Shares has one vote for each share held of record, on every resolution. The Preferred A-1 Shares are entitled to vote, but with respect to any shareholder only up to the number of votes equal to the number of Ordinary Shares into which the Preferred A-1 Shares would be convertible in accordance with the Beneficial Ownership Limitation. The Preferred B Shares do not have voting rights.

Any shareholder entitled to vote may vote either in person or by proxy, or if the shareholder is a company or other corporate body, by representative duly authorized by it.

Except as required by the Israeli Companies Law or Articles, a resolution of the shareholders is adopted if approved by the holders of a simple majority of the voting power represented at a shareholder meeting in person or by proxy and voting thereon, as one class, and disregarding abstentions from the count of the voting power present and voting.

Quorum

The Bylaws will provide that, unless required by law, the Amended and Restated Certificate of Incorporation or the Bylaws, at any meeting of SharpLink US’s stockholders, 33 1/3 % of the shares entitled to vote, represented in person, by remote communication, if applicable or by proxy, shall constitute a quorum for the transaction of business.

The Amended and Restated Certificate of Incorporation and the Bylaws will provide unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 45 of the Bylaws for which a quorum shall be one-third of the exact number of directors fixed from time to time, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

Two or more holders of Ordinary Shares, on an as-converted basis, subject to the Beneficial Ownership Limitation, holding in the aggregate more than 33 1/3% of the voting rights of SharpLink Israel constitutes a quorum at shareholder meetings.

If within half an hour from the time appointed for the shareholder meeting a quorum is not present, the shareholder meeting shall, if convened upon requisition under Section 64 of the Israeli Companies Law, be dissolved, but in any other case it shall stand adjourned on the same day, in the next week, at the same time and place. The requisite quorum at an adjourned shareholder meeting shall be any two or more shareholders (on an as-converted basis, subject further to the Beneficial Ownership Limitation), present in person or by proxy. At an adjourned shareholder meeting the only business to be considered shall be those matters which might have been lawfully considered at the shareholder meeting originally called if a requisite quorum had been present, and the only resolutions to be adopted are such types of resolutions which could have been adopted at the shareholder meeting originally called.

Dividends and Distributions	Under the DGCL, dividends may be declared by a Board of Directors, subject to any restrictions in a corporation’s certificate of incorporation, and paid out of the corporation’s surplus or, if no surplus is available, out of any net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year, or both, provided that such payment out of net profits would not reduce capital below the amount of capital represented by all classes of outstanding stock having a preference as to the distribution of assets upon liquidation of a corporation.	According to the Israeli Companies Law, a company may make “distributions” (a term that includes the distribution of dividends and share repurchase) only out of its “profits,” as such term is defined in the Israeli Companies Law. The Board of Directors of SharpLink Israel is authorized to declare dividends, provided that there is no reasonable concern that payment of the dividend will prevent SharpLink Israel from satisfying its existing and foreseeable obligations as they become due. Notwithstanding the foregoing, dividends may be paid with the approval of a court, provided that there is no reasonable concern that payment of the dividend will prevent SharpLink Israel from satisfying its existing and foreseeable obligations as they become due. Profits, for purposes of the Israeli Companies Law, means the greater of retained earnings or earnings accumulated during the preceding two years, after deduction of previous distributions that were not already deducted from the retained earnings, as evidenced by financial statements as of a date that is no more than six months prior to the date of distribution.

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Anti-Takeover Effects

In general, Section 203 of the DGCL prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested” stockholder for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination or the transaction by which the person became an interested stockholder is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested” stockholder is a person who, alone or together with his affiliates and associates, owns 15 percent or more of the corporation’s voting stock.

The Amended and Restated Certificate of Incorporation does not opt out of this provision.

The Israeli Companies Law provides that an acquisition of shares in a public company must be made by means of a tender offer if as a result of the acquisition the purchaser would hold 25% or more of the voting rights in the company. This rule does not apply if there is already another holder of 25% or more of the voting rights in the company. Similarly, the Israeli Companies Law provides that an acquisition of shares in a public company must be made by means of a tender offer if as a result of the acquisition the purchaser would hold greater than 45% of the voting rights in the company, unless there is another shareholder holding more than 45% of the voting rights in the company. These requirements do not apply if, in general, the acquisition: (1) was made in a private placement that received shareholder approval as a private placement and was meant to grant the purchaser 25% or more of the voting rights of a company in which no other shareholder holds 25% or more of the voting rights, or to grant the purchaser more than 45% of the voting rights of a company in which no other shareholder holds more than 45% of the voting rights, (2) was from a holder of 25% or more of the voting rights in the company which resulted in the acquiror holding 25% or of the voting rights in the company, or (3) was from a shareholder holding more than 45% of the voting rights in the company which resulted in the acquiror becoming a holder of more than 45% voting rights in the company. These anti-takeover limitations do not apply to a purchase of shares by way of a private placement in certain circumstances provided under the Israeli Companies Law.

If, as a result of an acquisition of shares, the acquiror will hold more than 90% of a company’s outstanding shares, the acquisition must be made by means of a tender offer for all of the outstanding shares, or a full tender offer. A full tender offer is accepted if either: (i) holders of less than 5% of the outstanding shares do not accept the tender offer and more than half of the offerees who do not have a personal interest in accepting the tender offer accepted it, or (ii) holders of less than 2% of the outstanding shares do not accept the tender offer. If the full tender offer is not accepted, then the acquiror may not acquire shares in the tender offer that will cause his shareholding to exceed 90% of the outstanding shares. See below under “Dissenters’ or Appraisal Rights” for additional information on rights in connection with a full tender offer.

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Approval of M&A Transactions

The DGCL generally requires that a merger and consolidation, or sale, lease, or exchange of all or substantially all of a corporation’s assets be approved by the Board of Directors and by the stockholders in a simple majority.

Under the DGCL, unless required by its certificate of incorporation, a surviving corporation need not obtain stockholder approval for a merger if:

● each share of the surviving corporation’s stock outstanding prior to the merger remains outstanding in identical form after the merger;

● such merger agreement does not amend in any respect the certificate of incorporation of the surviving corporation; and

● either no shares of common stock of the surviving corporation are to be issued or delivered in the merger or, if common stock will be issued or delivered, the number of shares of common stock issued will not exceed 20% of the shares of common stock outstanding prior to the merger.

The Amended and Restated Certificate of Incorporation does not specifically require this provision.

The Israeli Companies Law permits merger transactions with the approval of each party’s Board of Directors and generally requires shareholder approval of each party as well. A merger with a wholly owned subsidiary does not require approval of the target company’s shareholders. A merger does not require approval of the surviving company’s shareholders if: (i) the merger does not require the adoption of amendments to the surviving company’s Memorandum of Association or Articles and (ii) the surviving company does not issue more than 20% of its voting power in connection with the merger and as a result of the issuance no shareholder would become a controlling shareholder (for this purpose any securities convertible into shares of the surviving company that such person holds or that are issued to him in the course of the merger are deemed to have been converted or exercised). Shareholder approval of the surviving company would nevertheless be required if the other party to the merger, or a person holding more than 25% of the outstanding voting shares or means of appointing the Board of Directors of the other party to the merger, holds any shares of the surviving company. The Israeli Companies Law provides that in determining whether the required majority has approved the merger, shares held by the other party to the merger, any person holding at least 25% of the outstanding voting shares or means of appointing the Board of Directors of the other party to the merger, or the relatives or companies controlled by these persons, are excluded from the vote. The Articles provide that a merger may be approved at a shareholders meeting by a majority of the voting power represented at the meeting, in person or by proxy, and voting on that resolution.

Upon the request of a creditor of either party to the proposed merger, the court may delay or prevent the merger if it concludes that there exists a reasonable concern that, as a result of the merger, the surviving company will be unable to satisfy the obligations of any of the parties of the merger. In addition, a merger can be completed only after all approvals have been submitted to the Israeli Registrar of Companies, or the Registrar, and 30 days have passed from the time that shareholder resolutions were adopted in each of the merging companies and 50 days have passed from the time that a proposal for approval of the merger was filed with the Registrar.

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Rights of Preferred Stock	The Amended and Restated Certificate of Incorporation will expressly authorize SharpLink US’s Board of Directors, by resolution or resolutions, to designate, out of the unissued shares of preferred stock, new classes and series of preferred stock. SharpLink US’s Board of Directors may fix the number of shares constituting such series and the designation of such series and the powers (including voting, if any), preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series.	As noted above, SharpLink Israel’s authorized capital includes several classes of preferred shares. SharpLink Israel may, from time to time, by a shareholders’ resolution, change the rights, preferences and restrictions attached to preferred shares. The Articles provide that certain changes in the rights of holders of preferred shares require the approval of the holders of such preferred shares; provided, however, that the creation of additional shares of a specific class, or the issuance of additional shares of a specific class, shall not be deemed a modification or abrogation of rights attached to shares of such class or of any other class.

Number of Directors	The Amended and Restated Certificate of Incorporation will provide that the number of directors shall be determined by SharpLink US’s Board of Directors from time to time.	SharpLink Israel’s Articles provide that the number of directors of SharpLink Israel (including external directors – to the extent external directors are required to be elected under applicable law or should SharpLink Israel elect to have external directors serve on the Board of Directors of SharpLink Israel) shall be determined from time to time by the annual general meeting, provided that it is no less than four and no more than nine.

Director Independence	The DGCL does not impose any specific requirement regarding the independence of directors. SharpLink US will be required by the Listing Rules of the Nasdaq Stock Market, or other securities exchange on which SharpLink US’s securities may trade in the future, to have a majority of directors who qualify as “independent” as defined under the Nasdaq Listing Rules.	SharpLink Israel’s Articles provide that unless otherwise prescribed by a resolution adopted at a shareholders meeting, the Board of Directors shall consist of not less than 4 nor more than 12 directors (including the outside directors appointed as required under the Israeli Companies Law).

Election of Directors

The Bylaws will provide that directors will be elected by a plurality of the votes cast with respect to that director-nominee’s election at a meeting for the election of directors at which a quorum is present.

The election of directors need not be by written ballot. No decrease in the number of directors constituting SharpLink US’s Board of Directors shall shorten the term of any incumbent director.

Nominees for director (whether recommended by the Board of Directors or by a shareholder) are elected by a resolution adopted by a simple majority of the voting power present (in person or by proxy, but excluding abstentions) and voting on a resolution electing them at a shareholder meeting at which a quorum is present.

Ordinary directors (other than outside directors) are elected at annual general meetings of shareholders a term expiring at the next annual general meeting of shareholders or until their replacement is duly elected, subject to their earlier death, resignation or removal.

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Outside directors are elected for an initial three-year term, and may be reelected for two additional terms of three years each under certain circumstances. Outside directors of Israeli companies listed only on certain foreign exchanges (including Nasdaq) may be reelected for an unlimited number of additional terms of three years each, subject to the fulfillment of certain conditions. The election of outside directors requires that (i) at least a majority of the shares of non-controlling shareholders and shareholders who do not have a personal interest in the resolution (excluding a personal interest that is not related to a relationship with the controlling shareholders) are voted in favor of the election of the outside director, or (ii) the total number of shares voted against the election of the outside director by shareholders referenced under (i) does not exceed 2% of the outstanding voting power in the company.

Appointment of Directors by the Board	The Amended and Restated Certificate of Incorporation will provide that, subject to the rights of the holders of any outstanding series of preferred stock, any vacancy occurring on SharpLink US’s Board of Directors, including a vacancy created by an increase in the number of directors, shall only be filled by the affirmative vote of the majority of the directors then in office, even though fewer than a quorum, or by the sole remaining director.	SharpLink Israel’s Articles provide that the Board of Directors, by unanimous approval of all directors then in office, may at any time appoint any person to serve as director as replacement for a vacated office or in order to increase the number of directors, subject to the condition that the number of directors shall not exceed the maximum established in the Articles. Any so appointed director shall remain in office until the next annual general meeting of shareholders, at which he may be reelected.

Cumulative Voting	The Amended and Restated Certificate of Incorporation and the Bylaws do not provide for cumulative voting.	SharpLink Israel’s Articles do not provide for cumulative voting.

Removal of Directors	The Amended and Restated Certificate of Incorporation, in accordance with Section 141(k) of the DGCL, provides for the removal of directors by stockholders with or without cause. Any director may be removed by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.	Under the Articles, the office of a director shall be vacated and the director shall be dismissed or removed upon his death, if declared bankrupt or incapacitated, on the date stipulated therefor in the resolution of his election, upon his resignation, removal by the general meeting, in accordance with a court decision as provided by the Israeli Companies Law or if convicted of an offense of a nature which disqualifies a person from service as a director as set forth in the Israeli Companies Law.

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Shareholder Proposals

The Bylaws will provide that as to the notice of stockholder proposals of business to be brought at the annual meeting of stockholders, notice must be delivered to SharpLink US’s secretary (i) not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting or (ii) if the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting or with respect to the first annual meeting held after the Domestication Merger, notice by the stockholder to be timely must be so delivered, or mailed and received, not more than 120 days nor less than 90 days prior to the date of such annual meeting or, if less than 120 days’ notice is given of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by SharpLink US.

The Bylaws will provide that such stockholder notice shall set forth, among other things,

(2022) (i) the name and address of each stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”), as they appear on the corporation’s books;

(ii) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent;

(iii) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing;

(iv) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to propose the business that is specified in the notice;

(v) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees or to carry such proposal;

Any shareholder holding at least 1% of the voting rights of SharpLink Israel (“Proposing Shareholder”) may request, subject to the Israeli Companies Law, that the Board of Directors include a matter on the agenda of a general meeting to be held in the future, provided that the board determines that the matter is appropriate to be considered at a general meeting (a “Proposal Request”).

Under Israeli Companies Law regulations, the Proposal Request must be submitted within 3 days or 7 days after the notice of the shareholder meeting is published by SharpLink Israel.(depending on the agenda items included in the notice for the meeting).The Board of Directors must publish a revised notice for the shareholder meeting that includes the agenda item included in the Proposal Request (assuming the above requirements are met by the Proposing Shareholder) within 7 days after the final day on which the Proposal Request may be submitted. In lieu of the foregoing timeline, SharpLink Israel can instead publish a preliminary notice of an upcoming shareholder meeting with tentative, prospective agenda items, in which case a Proposing Shareholder will have 14 days thereafter to submit a Proposal Request to SharpLink Israel.

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(vi) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and

(vii) a description of all Derivative Transactions (as defined below) by each Proponent during the previous 12 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions. “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial: (a) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation; (b) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation; (c) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes; or (d) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

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Director Nominations by Shareholders

In the case of nominations for election at an annual meeting, notice must be delivered in the same manner under “Shareholder Proposals” above.

Such stockholder’s notice shall set forth the information required in under “Shareholder Proposals” above.

The required timing for submission of nomination of an Alternate Nominee by a Proposing Shareholder, and SharpLink Israel’s required response, matches what is described under “Shareholder Proposals” above. In addition, the Articles provide that except with regard to a director whose tenure of office expires upon the convening of a general meeting or a person recommended by the Board of Directors to serve as director, no motions for appointment of a candidate as a director shall be made unless a notice in writing signed by a shareholder of SharpLink Israel (other than the candidate himself) who is entitled to participate in and vote at the meeting, stating the intent of the said shareholder to propose a candidate for election to the office of director, together with a document in writing by the candidate expressing his consent to be so elected, shall have been received at the office of SharpLink Israel within a period of not less than 48 hours and not more than 42 days before the appointed date of the general meeting.

Shareholder Action by Written Consent	The Amended and Restated Certificate of Incorporation does not prohibit action by written consent in lieu of a meeting.	The Israeli Companies Law does not allow action of shareholders of a public company by written consent in lieu of a meeting.

Amendments to Governing Documents

The Amended and Restated Certificate of Incorporation will provide that SharpLink US reserves the right to amend, alter or repeal any provision contained in the Amended and Restated Certificate of Incorporation in the manner prescribed by statute or the Amended and Restated Certificate of Incorporation, and all rights conferred to SharpLink US stockholders in the Amended and Restated Certificate of Incorporation are granted subject to this reservation.

Pursuant to Section 242(b) of the DGCL, to amend the Amended and Restated Certificate of Incorporation, SharpLink US’s Board of Directors must adopt a resolution setting forth the proposed amendment, declaring its advisability and either calling a special meeting of the stockholders or directing that the amendment proposed be considered at the next annual meeting of the stockholders.

At the meeting, the affirmative vote of the requisite percentage of the outstanding stock entitled to vote thereon called for by statute or the Amended and Restated Certificate of Incorporation, plus, if the amendment adversely affects the powers, rights or preferences of any class of shares, the affirmative vote of 66 2/3% of the voting power of such outstanding stock of such class, is required to adopt the amendment.

The Amended and Restated Certificate of Incorporation and Bylaws will provide that the Bylaws may be adopted, repealed, altered or amended by an affirmative vote of a majority of SharpLink US’s Board of Directors. The stockholders may not adopt, amend, alter or repeal the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by the Certificate of Incorporation, by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of SharpLink US entitled to vote thereon.

Under the Israeli Companies Law, the articles of association set forth substantially all of the provisions that under Delaware law are split between the charter and the bylaws of a company. Under the Israeli Companies Law, a company may amend its articles of association by a resolution adopted at a general meeting of shareholders by the majority of the voting power present and voting on the resolution, excluding abstentions (provided a proper quorum is present), unless explicitly stated otherwise under the articles of association. The Articles provide that certain alterations of SharpLink’s Israel’s share capital will require such majority as shall be required to amend the Memorandum of Association, if such majority is higher.

SharpLink Israel, which was incorporated prior to the enactment of the Israeli Companies Law, also has a Memorandum of Association, which includes a company’s name, purposes and authorized share capital. The Memorandum of Association may be revised as prescribed under the Israeli Companies Law, which provides, among other things, that a change in the name and share capital of a company included in its Memorandum of Association requires a majority of 75% of the votes cast at a shareholders’ meeting, excluding abstentions.

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Special Meetings of Shareholders	The Bylaws will provide that special meetings of stockholders for any purpose or purposes may be called at any time only by SharpLink US’s Board of Directors, the chairperson of SharpLink US’s Board of Directors, the chief executive officer of SharpLink US, or the president of SharpLink US (in the absence of a chief executive officer), and may not be called by any other person or persons.	Under the Israeli Companies Law, special/extraordinary general meetings of shareholders may be called by the Board of Directors at any time and shall be called at the request of (a) two directors, (b) one-quarter of the directors in office, (c) shareholder(s) holding at least 5% of the issued share capital of SharpLink Israel and at least 1% of SharpLink Israel’s voting rights, or (d) shareholder(s) holding at least 5% of SharpLink Israel’s voting rights.

Notice of Meetings of Shareholders	The Bylaws will provide that notice of the place, day and time, the record date for determining the stockholders entitled to vote at such meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose for which the meeting is called, shall be given to the stockholders entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. In addition, notice may be given in any manner permitted by the DGCL.	Under the Israeli Companies Law regulations to which SharpLink Israel is subject as a public company, notice of an annual or special shareholder meeting must be provided at least 21 days or 35 days (depending on the agenda items for the meeting) prior to the date of the meeting and at least two days or five days (depending on the agenda items) prior to the record date.

Proxies	The Bylaws will provide that a stockholder entitled to vote may vote in person or by proxy.	SharpLink Israel’s Articles provide that a shareholder may vote in person or by proxy.

Concurrent Office of Chairman and CEO	The DGCL does not restrict the concurrent holding of the office of chairman of the Board of Directors and chief executive officer.	The concurrent office of chairperson of the Board of Directors and a chief executive officer requires approval by a special majority of the shareholders, for periods of up to three years each.

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Limitation of Personal Liability of Directors/Officers

The Amended and Restated Certificate of Incorporation, to the full extent permitted by the DGCL, will limit or eliminate the liability of SharpLink US directors and senior officers made a party to any proceeding (other than any action or suit by or in the right of SharpLink US to procure a judgment in its favor) to SharpLink US or its stockholders for monetary damages for breach of fiduciary duty as a director or senior officer.

Under the DGCL, no such elimination of liability is permitted (i) for any breach of the director or senior officer’s duty of loyalty to SharpLink US or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividend or unlawful stock purchases or redemptions, or (iv) for any transaction from which the director or senior officer derived an improper personal benefit or (v) any or omission occurring before the effective date of the provision limiting the director or senior officer’s liability in the Certificate of Incorporation.

The Israeli Companies Law provides that an office holder’s (that is, an executive officer’s or director’s) fiduciary duties consist of a duty of care and a duty of loyalty. A company may not exempt an office holder from liability for a breach of the duty of loyalty. An Israeli company may exempt an office holder in advance from liability to the company, in whole or in part, for damages caused to the company as a result of a breach of duty of care but only if a provision authorizing such exemption is included in its articles of association. SharpLink Israel’s Articles include such a provision. A company may not exempt in advance a director from liability arising out of a prohibited dividend or distribution to shareholders.

Indemnification of Directors and Officers

The DGCL allows a corporation to indemnify any person who is or was a director, officer, employee, or agent of the corporation, or serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, provided that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The Bylaws will provide that SharpLink US shall indemnify (and provide advancement of expenses to) any person who is or was a director or officer of SharpLink US or any person who is or was a director or officer of SharpLink US and who is or was serving at the request of SharpLink US as a director, officer, employee, trustee or agent of another entity, to the full extent permitted by the DGCL.

Under the Israeli Companies Law, a company may indemnify an office holder in respect of the following liabilities and expenses incurred for acts performed by him or her as an office holder, either pursuant to an undertaking made in advance of an event or following an event, provided its articles of association include a provision authorizing such indemnification:

● monetary liability imposed on him in favor of a third party by a judgment, including a settlement or a decision of an arbitrator which is given the force of a judgment by court order, provided that if an undertaking to indemnify is provided in advance, the undertaking to indemnify is limited to the classes of events which in the opinion of the Board can be anticipated in light of the company’s activities at the time of giving the indemnification undertaking, and for an amount and/or criteria which the Board of Directors has determined are reasonable in the circumstances and, the events and the amounts or criteria that the Board of Directors deem reasonable in the circumstances at the time of giving of the undertaking are stated in the undertaking.

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● reasonable litigation expenses, including legal fees, incurred by the office holder as a result of an investigation or proceeding instituted against such office holder by a competent authority, which investigation or proceeding has ended without the filing of an indictment or in the imposition of financial liability in lieu of a criminal proceeding, or has ended in the imposition of a financial obligation in lieu of a criminal proceeding for an offence that does not require proof of criminal intent (the phrases “proceeding that has ended without the filing of an indictment” and “financial obligation in lieu of a criminal proceeding” shall have the meanings ascribed to such phrases in Section 260(a)(1a) of the Israeli Companies Law) or in connection with an administrative enforcement proceeding or a financial sanction.

● reasonable litigation expenses, including legal fees, which the office holder has incurred or is obliged to pay by the court in proceedings commenced against him by the company or in its name or by any other person, or pursuant to criminal charges of which he is acquitted or criminal charges pursuant to which he is convicted of an offence which does not require proof of criminal intent.

SharpLink Israel’s Articles authorize such indemnification and include certain additional expenses that can be indemnified by SharpLink Israel as permitted under Israeli law.

Pursuant to the Israeli Companies Law, indemnification of, exemption of and procurement of insurance coverage for, office holders in a public company that are not directors must be approved by the compensation committee, the Board of Directors and, if the office holder is a director, the chief executive officer or a controlling shareholder or his relative, also by the company’s shareholders. The approval of the company’s shareholders is required to meet certain special majority requirements depending on the circumstances (including with respect to the chief executive officer and controlling shareholder)

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Conflict of Interest; Interested Party Transactions; Duties of Shareholders

Under the DGCL, no contract or transaction between SharpLink US and one or more of its directors or officers, or between SharpLink US and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee of the Board of Directors that authorizes the contract or transaction or solely because the director’s or officer’s vote was counted for such purpose, if:

● the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

● the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the stockholders; or

● the contract or transaction is fair to SharpLink US as of the time it is authorized, approved, or ratified by the Board of Directors, a committee of the Board of Directors, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or the transaction.

The Israeli Companies Law requires that an office holder and a controlling shareholder of a public company promptly disclose any “personal interest” that he or she may have and all related material information known to him or her, in connection with any existing or proposed transaction of the company. Interested party transactions must be for the benefit of the company.

In the case of a transaction with an office holder or with another person in which an office holder has a “personal interest” which is not an extraordinary transaction, subject to the office holder’s disclosure of his or her interest, board approval is sufficient for the approval of the transaction. If the transaction is an extraordinary transaction (a transaction not in the ordinary course, which is not on market terms, or that is likely to have a material impact on the company’s profitability, properties or obligations), it must be approved by the audit committee and the Board of Directors. Generally, an office holder who has a personal interest in a matter that is considered at a meeting of the Board of Directors or the audit or compensation committee may not be present at the meeting or vote thereon.

Under the Israeli Companies Law, the disclosure requirements that apply to an office holder also apply to a controlling shareholder of a public company. Extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal interest, and the engagement of a controlling shareholder or his relative as an office holder or employee (including compensation therefor), generally require the approval of the audit committee (or compensation committee with respect to engagement as an office holder or employee), the Board of Directors and the shareholders, in that order. The shareholder approval must include at least a majority of the shares of non-interested shareholders voted on the matter. However, the transaction can be approved by shareholders without this special majority if the total shares of non-interested shareholders that voted against the transaction do not represent more than 2% of the voting rights in the company. In addition, any such extraordinary transaction whose term is longer than three years may require further shareholder approval every three years, unless, where permissible under the Israeli Companies Law, the audit committee approves that a longer term is reasonable under the circumstances.

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Under the Israeli Companies Law, a shareholder has a duty to act in good faith towards the company and other shareholders and to refrain from abusing his or her power in the company including, among other things, when voting in a general meeting of shareholders or in a class meeting on the following matters: (i) any amendment to the articles; (ii) an increase in the company’s authorized share capital; (iii) a merger; or (iv) approval of related party transactions that require shareholder approval.

A shareholder also has a general duty to refrain from depriving any other shareholders of their rights as shareholders.

In addition, a duty to act with fairness towards the company is imposed on: (i) anyone who controls a company, i.e. a person that has the ability to direct the activity of a company, excluding an ability deriving merely from holding an officer or director or another office in the company (a person shall be presumed to control a corporation if he or she holds half or more of certain means of control, i.e. rights to vote at a general meeting and the right to appoint directors or general manager), (ii) any shareholder who knows that it possesses the power to determine the outcome of a shareholder vote and (iii) any shareholder who has the power to appoint or prevent the appointment of an office holder in the company. The Israeli Companies Law does not describe the substance of this duty of fairness.

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Executive Compensation

In accordance with the Bylaws, the Board of Directors of SharpLink US will determine the employment terms of the directors.

Under the DGCL, the Board of Directors determines the employment terms of the CEO and other officers.

For details regarding compensation of controlling shareholders, see above under “Conflict of Interest; Interested Party Transactions”.

Under the Israeli Companies Law, a public company is obligated to determine a compensation policy regarding the terms of service and employment of office holders in the company. The compensation policy must be approved (subject to a number of exceptions) by the compensation committee, the Board of Directors and the general meeting of the shareholders by a special majority.

The terms of office of officer holders are required to be in accordance with the compensation policy (subject to certain exceptions). The compensation terms of directors, the chief executive officer, and any employee or service provider who is considered a controlling shareholder or his relative must, subject to certain exceptions, be approved separately by the compensation committee, the Board of Directors and by a special majority of the shareholders, in that order. The compensation terms of other executive officers require the approval of the compensation committee and the Board of Directors. Compensation terms of other executive officers that are not in accordance with the compensation policy also require the approval of a special majority of the shareholders.

Internal Auditor	There is no requirement under the DGCL for a corporation to appoint an Internal Auditor.	According to the Israeli Companies Law, the Board of Directors of a public company is required to appoint an internal auditor who shall be appointed at the proposal of the audit committee. The role of the internal auditor is to examine, among other things, whether a company’s activities comply with the law and orderly business procedure.

Dissenters’ or Appraisal Rights

Under the DGCL, stockholders have the right to dissent from any plan of merger or consolidation to which the corporation is a party, and to demand payment for the fair value of their shares as determined in action brought before the Delaware Court of Chancery. However, unless the certificate of incorporation otherwise provides, the DGCL states that stockholders do not have a right to dissent from any plan of merger or consolidation with respect to shares:

● listed on a national securities exchange or held of record by more than 2,000 holders; and

● for which, pursuant to the plan of merger or consolidation, stockholders will receive only (1) shares or depository receipts of another corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders, (2) shares of stock or depositary receipts of the surviving corporation in the merger or consolidation, (3) cash for fractional shares or (4) any combination of (1) – (3).

The Israeli Companies Law provides for appraisal rights in the event a full tender offer is accepted if the shareholder files a request with the court within six months following the consummation of a full tender offer. The acquirer may provide in the tender offer documents that any shareholder that accepted the offer and tendered his shares will not be entitled to appraisal rights.

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In addition, the DGCL provides that, unless the certificate of incorporation provides otherwise, stockholders of a surviving corporation do not have the right to dissent from a plan of merger if the merger did not require for its approval the vote of the stockholders.

The DGCL also provides that all appraisal actions with respect to shares that were listed on a national securities exchange immediately before the merger shall be dismissed by the Delaware Court of Chancery unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger for such total number of shares exceeds $1 million or (3) the merger was approved without a stockholder vote pursuant to Sections 253 or 267 of the DGCL.

Exclusive Forum

The Amended and Restated Certificate of Incorporation will provide that, subject to certain exceptions, the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (A) any derivative action or proceeding brought on behalf of SharpLink US, (B) any action asserting a claim of breach of a fiduciary duty or other wrongdoing by any of SharpLink US’s current or former directors, officers, employees or agents to SharpLink US or its stockholders, (C) any action asserting a claim against SharpLink US or any current or former director, officer or other employee of SharpLink US arising out of, or pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws (as each may be amended from time to time); (D) any action asserting a claim governed by the internal affairs doctrine, (E) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the Bylaws (as each may be amended from time to time, including any right, obligation, or remedy thereunder); except, in each case, (i) any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), (ii) which is vested in the exclusive jurisdiction of a court or forum other than such court, or (iii) for which such court does not have subject matter jurisdiction, in all cases subject to the courts having jurisdiction over indispensable parties named as defendants

This exclusive forum provision, however, will not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Exchange, or any other claim for which the federal courts have exclusive jurisdiction.

SharpLink Israel’s Articles do not contain any provision with respect to the forum for any shareholder to bring an action.

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PRINCIPAL SHAREHOLDERS OF SHARPLINK ISRAEL

The following tables and the related notes present information on the beneficial ownership of Ordinary Shares of SharpLink Israel as of October 24, 2023 by:

●	each shareholder known by us that will beneficially own more than 5% of the SharpLink Israel’s outstanding Ordinary Shares (on an as-converted basis, with and without giving effect to the Beneficial Ownership Limitation) immediately following the consummation of the Transaction;

●	each prospective director of SharpLink Israel;

●	each prospective executive officer of SharpLink Israel; and

●	all of SharpLink Israel’s prospective directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Our issued and outstanding share capital is as follows:

●	2,833,734 Ordinary Shares; and

●	12,481 Preferred B Shares, each of which is convertible into 2.321 Ordinary Shares (subject to the Beneficial Ownership Limitation described below)

The Beneficial Ownership Limitation limits any holder of securities subject to the Beneficial Ownership Limitation, which is currently only Alpha, to holding more than 9.99% of the voting power of the Ordinary Shares.

Name (1)	Number of Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Ordinary Shares(3)
Principal Shareholders
Alpha Capital Anstalt (“Alpha”)(4) (5) (6)	283,081	9.99%

Executive Officers
Rob Phythian, CEO(7)	78,072	2.8%
Chris Nicholas, COO(8)	142,828	5.0%
Robert DeLucia, CFO(9)	7,500	*
David Abbott, CTO(10)	8,333	*
Non-Employee Directors
Paul Abdo(11)	116,327	4.1%
Joe Housman(12)	26,480	*
Tom Doering(13)	4,388	*
Scott Pollei	—	—
Adrienne Anderson	—	—
All directors and executive officers as a group	383,928	13.5%

* Indicates less than 1%.

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1	Unless otherwise indicated, such individual’s address is C/O SharpLink Gaming Ltd., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401.

2	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Ordinary shares relating to options currently exercisable or exercisable within 60 days of the date of this table are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

3	Percentages are calculated based on 2,833,734 Ordinary Shares issued and outstanding as of October 24, 2023, less 90 Ordinary Shares held as treasury stock. This represents a total number of 2,833,644.

4	Beneficial ownership reflects the maximum number of Ordinary Shares that may be acquired by Alpha subject to the Beneficial Ownership Limitation. Pursuant to the Company’s records, Alpha owns of record (i) 101,406 Ordinary Shares, (ii) 12,481 Preferred B Shares, (iii) regular warrant to purchase 266,667 Ordinary Shares at an exercise price of $0.60 per share, (iv) the Debenture convertible to up to 1,391,798 Ordinary Shares (consisting of 1,053,337 Conversion Shares to be issued at $4.0704 per share (the “Conversion Price”), and 338,461 interest shares which may be issued at $3.90 per share, the closing price of our Ordinary Shares as of April 20, 2023, assuming all permissible interest and principal payments are made in Ordinary Shares and the Debenture is held until maturity), and (v) warrant to purchase up to 880,000 Ordinary Shares at an exercise price of $4.0704 per share.

5	As of October 24, 2023, there were 7,202 Preferred A-1 Shares accrued as payment of quarterly dividends on the Preferred B Shares held by Alpha, but not yet issued.

6	Alpha’s address is Altenbach 8, 9490 Vaduz, Principality of Liechtenstein.

7	Includes 27,385 Ordinary Shares issuable upon exercise of options within 60 days.

8	Includes 17,385 Ordinary Shares issuable upon exercise of options within 60 days.

9	Includes 7,500 Ordinary Shares issuable upon exercise of options within 60 days.

10	Includes 8,333 Ordinary Shares issuable upon exercise of options within 60 days.

11	Includes 9,332 Ordinary Shares issuable upon exercise of options within 60 days, and 82,793 Ordinary Shares indirectly owned by Mr. Abdo through Abdo Investments II, Inc., a Minnesota corporation. Mr. Abdo is a director of Abdo Investments II, Inc.

12	Includes 9,332 Ordinary Shares issuable upon exercise of options within 60 days.

13.	Previously Mr. Doering held a 23.9% ownership stake in LS Assets, which directly owned ordinary shares in SharpLink Gaming Ltd. (the “Company”), which were distributed and issued to LS Assets LLC (“LS Assets”) in connection with the Company’s merger with SportsHub Games Network, Inc. in December 2022. Mr. Doering’s 23.9% stake in LS Assets represented indirect ownership of 31,778 ordinary shares of the Company. In connection with the dissolution of LS Assets on September 29, 2023, LS Assets allocated the ordinary shares of the Company it owned to its members including Mr. Doering. As a result, Mr. Doering was allocated 4,388 ordinary shares of the Company.

LEGAL MATTERS

Loeb & Loeb, LLP, New York, New York, will pass upon the validity of the SharpLink US Common Stock offered by this proxy statement/prospectus.

EXPERTS

The consolidated financial statements of the Company as of December 31, 2022, which are included in this prospectus and registration statement, have been audited by Cherry Bekaert LLP, an independent registered public accounting firm, as set forth in their report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of SharpLink Gaming Ltd. and its subsidiaries as of and for the year ended December 31, 2021 included in this prospectus and registration statement, have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their report thereon, which report expresses an unqualified opinion and includes explanatory paragraphs relating to going concern and retrospective adjustments for discontinued operations and reverse share split, included in this prospectus and registration statement in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of SportsHub Games Network, Inc. and its subsidiaries as of and for the year ended December 31, 2020, which are included in this prospectus and registration statement for SharpLink Gaming, Inc. have been audited by RSM US LLP, an independent auditor, as stated in their report thereon and included in this prospectus and registration statement in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of SportsHub Games Network, Inc. and its subsidiaries as of and for the year ended December 31, 2021, which are included in this prospectus and registration statement, have been audited by Bergan KDV Ltd., an independent registered public accounting firm, as stated in their report thereon and are included in this prospectus and registration statement in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

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WHERE YOU CAN FIND MORE INFORMATION

SharpLink Israel is subject to the reporting requirements of the Exchange Act that are applicable to a foreign private issuer. In accordance with the Exchange Act, SharpLink Israel files reports, including annual reports on Form 20-F, with the SEC. SharpLink Israel also furnishes to the SEC under cover of Form 6-K material information required to be made public in Israel, filed with and made public by any stock exchange or distributed by SharpLink Israel to its shareholders. SharpLink Israel is also exempt from the rules under the Exchange Act prescribing the furnishing and content of proxy statements to shareholders and its officers, directors and principal shareholders were exempt from the “short-swing profits” reporting and liability provisions contained in Section 16 of the Exchange Act and related Exchange Act rules.

SharpLink US has filed a registration statement under the Securities Act with the SEC with respect to the securities of SharpLink US to be issued pursuant to the Domestication Merger Agreement. This proxy statement/prospectus constitutes the prospectus of SharpLink US filed as part of the registration statement. This proxy statement/prospectus does not contain all of the information set forth in the registration statement because certain parts of the registration statement are omitted as provided by the rules and regulations of the SEC. You may inspect and copy the registration statement at any of the addresses listed above. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, such as SharpLink Israel, that file documents electronically with the SEC. The address of that site on the worldwide web is http://www.sec.gov. The information on the SEC’s web site is not part of this proxy statement/prospectus, and any references to this web site or any other web site are inactive textual references only.

OTHER MATTERS

Shareholder Proposals

SharpLink Israel is not aware of any other matter that may be brought before the Meeting. If any matter other than the Proposals or related matters should properly come before the Meeting; however, the persons named in the enclosed proxies will vote proxies in accordance with their judgment on those matters.

Under Section 66(b) of the Israeli Companies Law and the regulations thereto, shareholders who meet the conditions set out in that section, specifically – holding, in the aggregate, at least 1% of the voting power in SharpLink Israel – may submit a request to include an item to the agenda of the Meeting within 7 days following SharpLink Israel’s notice of the Meeting, provided the requested item is appropriate for presentation at a general meeting and for consideration by the shareholders. Proposals should be addressed to: SharpLink Gaming Ltd., Attn: Investor Relations, 333 Washington Avenue North, Suite 104, Minneapolis, MN 55402.

Future Stockholder Proposals

If the Domestication Merger is completed, you will be entitled to attend and participate in SharpLink US’s annual meetings of stockholders. a 2024 annual meeting of stockholders, SharpLink US will provide notice of or otherwise publicly disclose the date on which the 2024 annual meeting will be held. If the 2024 annual meeting of stockholders is held, stockholder proposals will be eligible for consideration by the directors for inclusion in the proxy statement for SharpLink US’s 2024 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act.

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Householding of Proxy Statement/Prospectus

Under rules adopted by the SEC, SharpLink Israel is permitted to deliver a single set of proxy materials to any household at which two or more shareholders reside if SharpLink Israel reasonably believes the shareholders are members of the same family. This process, called householding, allows SharpLink Israel to reduce the number of copies of these materials it must print and mail. Even if householding is used, each shareholder will continue to be entitled to submit a separate proxy or voting instruction.

SharpLink Israel is not householding this year for those shareholders who own their shares directly in their own name. If you share the same last name and address with another SharpLink Israel shareholder who also holds his or her shares directly, and you would each like to start householding for SharpLink Israel’s annual reports and proxy statements, please contact us at SharpLink Gaming Ltd., Attn: Investor Relations, 333 Washington Avenue North, Suite 104, Minneapolis, MN 55402, or by calling us at (612) 293-0619.

This year, some brokers and nominees who hold SharpLink Israel shares on behalf of shareholders may be participating in the practice of householding proxy statements and annual reports for those shareholders. If your household receives a single set of proxy materials for this year, but you would like to receive your own copy, please contact SharpLink Israel as stated above, and SharpLink Israel will promptly send you a copy. If a broker or nominee holds SharpLink Israel Shares on your behalf and you share the same last name and address with another shareholder for whom a broker or nominee holds SharpLink Israel Shares, and together both of you would like to receive only a single set of SharpLink Israel’s disclosure documents, please contact your broker or nominee as described in the voter instruction card or other information you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

TRANSACTION OF OTHER BUSINESS

As of the date of this proxy statement/prospectus, the SharpLink Israel board does not intend to present at the Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the shareholders should come before the Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the SharpLink Israel board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

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INDEX TO FINANCIAL STATEMENTS

SharpLink GAMING LTD.

F-1

AUDITED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

SharpLink Gaming, Ltd. and Subsidiaries

Minneapolis, Minnesota

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of SharpLink Gaming, Ltd. and Subsidiaries (the “Company”) as of December 31, 2022, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year then ended and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022, and the consolidated results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has recurring losses and negative cash flows from operations that raise substantial doubt about their ability to continue as a going concern. Management’s evaluations of the events and conditions and management’s plans regarding those matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Explanatory Paragraph – Stock Split

As discussed in Note 1, all information in these financial statements have been retroactively adjusted to give effect to a 1-for-10 (1:10) reverse share split that was effective April 23, 2023.

Retrospective Adjustments

We also have audited the adjustments to the consolidated financial statements as of December 31, 2021 and for the year then ended to retrospectively apply the change in accounting for discontinued operations, as described in Note 16. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2021 consolidated financial statements of the Company other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2021 consolidated financial statements taken as a whole.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit.

We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe our audit provides a reasonable basis for our opinion.

F-2

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Revenue from Contracts with Customers

Critical Audit Matter Description

As described in Note 1 to the consolidated financial statements, a significant portion of the Company’s revenue recognized is for commission and fee revenue and software license contracts that include multiple performance obligations including but not limited to the following: development, hosting, operations, maintenance and service of games and contests.

Due to the nature of the Company’s revenue sources including multiple performance obligations, management exercises significant judgment in the following areas in determining appropriate revenue recognition:

●	Determination of which products and services are considered to be a distinct performance obligation that should be accounted for separately or combined.

●	Determination of the pattern of delivery for each distinct performance obligation.

●	Determination of which products and services are recognized over time or point in time.

As a result, a high degree of auditor judgment was required in performing audit procedures to evaluate the reasonableness of management’s judgments. Changes in these judgements can have a material effect on the amount of revenue recognized on these contracts.

How We Addressed the Matter in Our Audit

Based on our knowledge of the Company, we determined the nature and extent of procedures to be performed over revenue, including determination of revenue streams over which those procedures were performed. Our audit procedures included the following for each revenue stream where procedures were performed:

●	Obtained an understanding of the internal controls and processes in place over the Company’s revenue recognition processes.

●	Analyzed the significant assumptions and estimates made by management as discussed above.

●	Selected a sample of revenue transactions and assessed the recorded revenue, analyzed the related contract, assessed likelihood of collection, tested management’s identification of distinct performance obligations, and compared amounts recognized for consistency within underlying documentation.

F-3

Valuation of Acquired Intangible Assets

Critical Audit Matter Description

As described in Note 3 to the consolidated financial statements, on December 22, 2022, the Company acquired SportsHub Games Network, (“SHGN”), for total consideration of $6,758,137 including the assumption of $5,387,850 in debt. The transaction was accounted for as a business combination in accordance with Accounting Standards Codification (“ASC”) 805.

The acquisition resulted in the recording of $7,358,703 of intangible assets, including developed technology, customer lists, goodwill, and tradenames. Significant estimation was required due to the application of the valuation models and assumptions used by management to measure the fair value of the intangible assets. Management estimated the fair value of these assets using valuation techniques, including income-based models and relief from royalty rate models, which required the use of significant estimates and assumptions related to cash flow forecasts, economic life analysis, discount rates, royalty rates, and customer attrition rates. These significant assumptions are forward-looking and could be affected by future economic and market conditions.

As discussed in Note 3, the Company’s purchase price allocation is disclosed as preliminary as of December 31, 2022.

How We Addressed the Matter in Our Audit

The determination of the acquisition date fair value of the intangible assets required the Company to make significant estimates and assumptions. As a result, testing these assumptions, which were used to calculate the fair values, involved a high degree of auditor judgment and effort, including involving the use of our valuation specialist. In addition, the fair values of these intangible assets were challenging to audit due to the sensitivity of the fair value determination to changes in these assumptions.

Our audit procedures included the following:

●	Obtained an understanding of the internal controls and processes over the valuation of the intangible assets, including management’s controls over forecasts of future cash flows and selection of other significant assumptions.

●	Evaluated the reasonableness of management’s forecasts by comparing the forecasts to actual historical results and trends.

●	We compared the forecasts to internal forecasts and other information obtained while performing the audit.

●	We reviewed the purchase agreement to ensure that all acquired assets and assumed liabilities were appropriately identified.

●	We compared the revenue growth rates and profit margins to available external information.

●	With the assistance of our fair value specialists, we performed the following:

●	We evaluated the reasonableness of the valuation methodologies selected and the mathematical accuracy of the calculation. We tested the source information underlying the determination of the discount rates, tested the mathematical accuracy of the calculations and compared those to the amounts selected by management.

/s/ Cherry Bekaert LLP

We have served as the Company’s auditor since 2022.

Raleigh, North Carolina

April 4, 2023

F-4

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors

SharpLink Gaming Ltd.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of SharpLink Gaming Ltd. (the Company) as of December 31, 2021, the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the period ended December 31, 2021, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, except for effects of the adjustments, if any, as might have been determined necessary had we been engaged to audit the Company’s restatement to retrospectively apply discontinued operations and the reverse share split of the Company’s ordinary shares, as described below, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Restatement for 2022 transactions requiring retrospective accounting treatment in 2021 financial statements

We were not engaged to audit the restatement of the 2021 financial statements and disclosures for discontinued operations and reverse share split, as discussed in Note 16 and Note 1, respectively, to the 2022 financial statements.

Emphasis of a Matter—Going Concern

The accompanying 2021 financial statements have been prepared assuming that the Company will continue as a going concern. As discussed at Note 2 to the 2021 financial statements, the Company has suffered recurring losses from operations and has negative cash flows from operations. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters also are described in Note 2 to the 2021 financial statements. The 2021 financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Except as discussed above, we conducted our audit in accordance with the auditing standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor from 2021 to 2022.

Minneapolis, Minnesota

May 16, 2022

F-5

SHARPLINK GAMING LTD. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2022 AND 2021

	December 31, 2022	December 31, 2021
Assets
Current Assets
Cash	$39,324,529	$6,065,461
Restricted cash	11,132,957	-
Accounts receivable, net of allowance	823,530	956,555
Contract assets	219,116	147,913
Prepaid expenses and other current asset	1,100,433	217,296
Current assets from discontinued operations	1,310,000	2,101,209
Total current assets	53,910,565	9,488,434

Investment, cost	200,000	200,000
Equipment, net	60,218	55,105
Right-of-use asset - operating lease	230,680	165,522
Intangibles
Intangible assets, net	3,727,933	5,551,540
Goodwill	6,916,095	3,511,167
Non-current assets from discontinued operations	-	1,588,058
Total assets	$65,045,491	$20,559,826

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable and accrued expenses	$2,125,707	$1,404,022
Contract liabilities	2,166,451	308,058
Due to Affiliate	-	93,954
Prize liability	6,061,434	-
Due to Seller	-	691,523
Customer deposits	42,171,589	-
Line of credit	4,120,651	-
Current portion of long-term debt	1,018,918	-
Current portion of lease liability	31,070	29,265
Current liabilities from discontinued operations	1,215,153	3,333,733
Total current liabilities	58,911,033	5,860,555

Long-Term Liabilities
Deferred tax liability	6,206	5,581
Debt, less current portion	2,931,698	-
Lease liability, less current portion	210,037	136,257
Non-current liabilities from discontinued operations	-	365,977
Total liabilities	62,058,974	6,368,370

Commitments and Contingencies
Stockholders’ Equity

Ordinary shares, $0.20 par value; authorized shares 9,290,000 issued and outstanding shares: 2,688,541 and 2,236,615, respectively	537,731	447,346
Series A-1 preferred stock, $0.20 par value; authorized shares: 260,000 issued and outstanding shares: 6,630 and 5,474, respectively liquidation preference: $138,414 and $118,741, respectively	1,326	1,094
Series B preferred stock, $0.20 par value; authorized shares: 370,000; issued and outstanding shares: 12,481 liquidation preference: $595,245 and $274,939, respectively	2,496	2,496
Treasury stock, 90 ordinary shares at cost	(29,000)	(29,000)
Additional paid-in capital	76,039,605	72,101,783
Accumulated deficit	(73,565,641)	(58,332,263)
Total stockholders’ equity	2,986,517	14,191,456
Total liabilities and stockholders’ equity	$65,045,491	$20,559,826

See Accompanying Notes to Consolidated Financial Statements.

F-6

SHARPLINK GAMING LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	December 31,	December 31,
	2022	2021
Revenues	$7,288,029	$2,635,757
Cost of revenues	6,154,434	2,935,119
Gross profit	1,133,595	(299,362)

Operating expenses
Selling, general, and administrative expenses	11,884,112	9,894,146
Commitment fee expense	-	23,301,206
Goodwill and intangible asset impairment expenses	4,726,000	-
Total operating expenses	16,610,112	33,195,352

Operating loss from continuing operations	(15,476,517)	(33,494,714)

Other income and (expense)
Interest income	72,000	29,055
Interest expense	(137,519)	-
Other Income	250,000	-
Total other income and expense	184,481	29,055

Net loss before income taxes from continuing operations	(15,292,036)	(33,465,659)
Provision for income tax expenses	11,366	4,171
Loss from continuing operations	(15,303,402)	(33,469,830)
Income (loss) from discontinued operations, net of tax	70,024	(22,174,305)
Net loss	$(15,233,378)	$(55,644,135)

Numerator for basic and diluted net loss per share:
Net loss from continuing operations available to ordinary shareholders	$(15,312,264)	$(34,250,214)

Net income (loss) from discontinued operations available to ordinary shareholders	70,024	$(22,174,305)
	$(15,242,240)	$(56,424,519)
Denominator for basic and diluted net loss per share:
Weighted average shares outstanding	2,488,477	1,430,031

Net loss per share - Basic and diluted
Net loss from continuing operations per share	$(6.15)	$(23.95)
Net income (loss) from discontinued operations per share	0.03	(15.51)
Net loss per share	$(6.12)	$(39.46)

See Accompanying Notes to Consolidated Financial Statements.

F-7

SHARPLINK GAMING LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Ordinary shares		Series A-1 preferred stock		Series B preferred stock		Additional Paid-In	Treasury	Stock	Accumulated	Total shareholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	stock	subscription	deficit	equity

Balance, December 31, 2020 [1]	1,075,593	215,014	-	-	-	-	3,833,891	-	(5,266)	(2,688,128)	1,355,511

Net loss	-	-	-	-	-	-	-	-	-	(55,644,135)	(55,644,135)
Stock-based compensation expense	-	-	-	-	-	-	1,656,674	-	-	-	1,656,674
Stock option exercises	2,592	518	-	-	-	-	23,745	-	-	-	24,263
Collection of stock subscription	-	-	-	-	-	-	-	-	5,266	-	5,266
Series A Preferred Stock discount accretion	-	-	-	-	-	-	(373,560)	-	-	-	(373,560)
Series A Preferred Stock dividend accretion	-	-	-	-	-	-	(91,192)	-	-	-	(91,192)
Dividends on Series A Preferred Stock in common stock	5,183	1,165	-	-	-	-	93,535	-	-	-	94,700
Issuance of Series A-1 preferred stock in exchange for Series A preferred stock	-	-	123,096	24,619	-	-	1,704,482	-	-	-	1,729,101
Issuance of series A-1 preferred stock in exchange for commitment fee	-	-	70,099	14,020	-	-	4,752,707	-	-	-	4,766,727
Issuance of Series B preferred stock in Series A-1 preferred stock	-	-	-	-	369,287	73,857	25,037,622	-	-	-	25,111,479
Vesting of warrant upon Go Public Transaction	85,033	17,007	-	-	-	-	1,984,670	-	-	-	2,001,677
Conversion of Series A-1 preferred stock into ordinary shares	193,195	38,639	(193,195)	(38,639)	-	-	-	-	-	-	-
Conversion of Series B preferred stock into ordinary shares	356,806	71,361	-	-	(356,806)	(71,361)	-	-	-	-	-
Dividends on Series B preferred stock in Series A-1 preferred stock	-	-	5,474	1,094	-	-	(1,094)	-	-	-	-
Issuance of ordinary shares in MTS Merger	316,295	63,258	-	-	-	-	22,075,774	(29,000)	-	-	22,110,032
Issuance of ordinary shares in FourCubed Acquisition	60,611	12,122	-	-	-	-	1,594,080	-	-	-	1,606,202
Issuance of ordinary shares, prefunded warrants and regular warrants to institutional investor	141,308	28,262	-	-	-	-	9,810,449	-	-	-	9,838,711

Balance, December 31, 2021	2,236,615	447,346	5,474	1,094	12,481	2,496	72,101,783	(29,000)	-	(58,332,263)	14,191,456

Net loss										(15,233,378)	(15,233,378)
Stock-based compensation expense	-	-	-	-	-	-	2,486,152	-	-	-	2,486,152
Dividends on Series B preferred stock in Series A-1 preferred stock	-	-	1,156	232			(232)
Issuance of ordinary shares for services	20,000	4,000	-	-	-	-	168,000	-	-	-	172,000
Issuance of ordinary shares in SportsHub Gaming Network Acquisition	431,926	86,385	-	-	-	-	1,283,902	-	-	-	1,370,287
											-
Balance, December 31, 2022	2,688,541	537,731	6,630	1,326	12,481	2,496	76,039,605	(29,000)	-	(73,565,641)	2,986,517

1	Equity structure was adjusted for all periods presented using the exchange ratio established in the Go-Public Merger Agreement with Mer Telemanagement Solutions Ltd. to reflect the number of shares of the legal parent, SharpLink, Inc. (the accounting acquiree) issued in the MTS Merger (reverse acquisition). See Note 3 for a discussion of the MTS Merger.

See Accompanying Notes to Consolidated Financial Statements.

F-8

SHARPLINK GAMING LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Includes cash flow activities from both continuing and discontinued operations	2022	2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss from continuing operations	$(15,303,402)	$(33,469,830)
Net income (loss) from discontinued operations, net of tax	$70,024	$(22,174,305)
Net loss	$(15,233,378)	$(55,644,135)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation and amortization	1,165,517	206,246
Amortization of loan costs	8,073	-
Amortization of prepaid stock issued for services	43,000	-
Deferred tax expense	625	1,172
Stock-based compensation expense	2,486,151	1,656,674
Commitment fee expense	-	23,301,206
Gain on disposal of equipment	2,594	-
Goodwill and intangible asset impairment expenses	4,726,000	-
Write off of amounts related to acquisition of FourCubed	(303,523)	-
Advisory expenses in exchange for warrant	-	2,001,677
Changes in assets and liabilities
Accounts receivable	319,737	(175,645)
Contract assets	(71,203)	127,424
Prepaid expenses and other current assets	1,068,832	(203,585)
Other long-term assets	-	-
Accrued expenses and other current liabilities	1,012,947	798,026
Other long-term liabilities	-	(98,360)
Contract liabilities	(1,715,892)	-

Net cash used for operating activities - continuing operations	(6,490,519)	(5,854,995)
Net cash used for operating activities - discontinued operations	553,133	(215,879)
Net cash used for operating activities	(5,937,386)	(6,070,874)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures for equipment	(25,707)	(58,807)
Capital expenditures for internally developed software	(137,565)	(201,436)
Investment in Quintar	-	(200,000)
Proceeds from the sale of equipment	4,493	-
Cash and restricted cash acquired in SportsHub Gaming Network Merger	48,859,270	-
Payments relating to the acquisition of FourCubed	(388,000)	(5,883,477)

Net cash generated by/(used) for investing activities - continuing operations	48,312,491	(6,343,720)
Net cash generated by (used) for investing activities - discontinued operations	(10,423)	1,932,000
Net cash generated by/(used) for investing activities	48,302,068	(4,411,720)

CASH FLOWS FROM FINANCING ACTIVITIES:
Collection of stock subscription	-	5,266
Proceeds from debt	3,250,000	-
Repayments of debt	(549,225)	-
Payments of debt issue costs	(25,432)	-
Net advances to and proceeds from Affiliate	-	(190,155)
Proceeds from issuance of Series B preferred stock	-	6,000,000
Proceeds from issuance of ordinary shares, prefunded warrants and regular warrants, net of issuance costs	-	9,838,711
Proceeds from the exercise of stock options	-	24,263

Net cash generated by financing activities - continuing operations	2,675,343	15,678,085
Net cash generated by financing activities - discontinued operations	-	-
Net cash generated by financing activities	2,675,343	15,678,085

Net change in cash and restricted cash	45,040,025	5,195,491

Cash and restricted cash, beginning of year	6,065,461	2,585,180
Less cash from discontinued operations	648,000	1,715,210
Cash and restricted cash, end of year	$50,457,486	$6,065,461

Cash	$39,324,529	$6,065,461
Restricted cash	11,132,957	-
Total cash and restricted cash	$50,457,486	$6,065,461

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	109,165	-
Cash paid for taxes	19,916	-

NON-CASH INVESTING ACTIVITIES:
Issuance of ordinary shares in MTS Merger	-	22,110,032
Issuance of ordinary shares in FourCubed Acquisition	-	1,606,602
Issuance of ordinary shares in SportsHub Gaming Network Merger	1,370,287	-
Issuance of ordinary shares for advisory services	172,000	-
Consideration due for FourCubed Acquisition	-	691,523

NON-CASH FINANCING ACTIVITIES:
Series A Preferred Stock discount accretion	-	373,560
Series A Preferred Stock dividend accretion	-	91,192
Dividends on Series A Preferred Stock in common stock	-	94,700
Issuance of Series A-1 preferred stock in ordinary shares	-	1,729,101
Issuance of Series A-1 preferred stock in exchange for commitment fee	-	4,766,727
Issuance of Series B preferred stock in exchange for commitment fee	-	25,111,479
Dividends on Series B preferred stock in Series A-1 preferred stock	8,862	315,632
Conversion of Series A-1 preferred stock into ordinary shares	-	6,495,828
Conversion of Series B preferred stock into ordinary shares	-	24,262,771
Dividend due to forgiveness of MTS intercompany loan	2,039,000	-

NET ASSETS AND LIABILITIES ACQUIRED IN ACQUISITION OF SPORTSHUB GAMES NETWORK:
Cash and Restricted Cash	$48,859,270
Accounts receivable	186,712
Prepaids and other assets	1,916,932
Operating right-of-use asset	95,793
Equipment	11,953
Goodwill and intangible assets	7,358,703
Accounts payable and accrued liabilities	(284,345)
Customer obligations	(42,600,997)
Prize liabilities	(5,056,120)
Note payable	(5,387,851)
Other long-term liabilities	(106,703)
Deferred revenue	(3,574,285)
Deferred tax liability	(48,775)
Net assets acquired	$1,370,287

See Accompanying Notes to Consolidated Financial Statement

F-9

SHARPLINK GAMING LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

ENDED DECEMBER 31, 2022 AND 2021

Note 1 – Summary of Significant Accounting Policies

Nature of Business

SharpLink Gaming Ltd. (the “Company” or “SharpLink,” formerly Mer Telemanagement Services or “MTS”), is an Israeli-based corporation. SharpLink is a leading online technology company that connects sports fans, leagues and sports websites to relevant and timely sports betting and iGaming content. SharpLink uses proprietary, intelligent, online conversion technology and direct-to-player (“D2P”) performance marketing strategies to convert sports fans into sports bettors and online casino game players for licensed, online sportsbook and casino operators. Further, SharpLink, through its SportsHub Gaming Network (“SportsHub”) reporting unit, owns and operates an online gaming business that primarily facilitates daily and seasonal peer-to-peer fantasy contests for its end users. The Company also operates a website that provides a variety of services to private fantasy league commissioners, including secure online payment options, transparent tracking and reporting of transactions, payment reminders, in-season security of league funds, and facilitation of prize payouts.

On July 26, 2021, SharpLink, Inc. completed its merger with Mer Telemanagement Solutions Ltd. (the “MTS Merger”), which changed its name to SharpLink Gaming Ltd. and commenced trading on NASDAQ under the ticker symbol “SBET.” As a result of the MTS Merger, SharpLink, Inc. shareholders own 86% of the Company, on a fully diluted and as-converted basis, and has majority of the voting shares. Additionally, immediately following the closing of the MTS Merger, legacy MTS directors and officers agreed to resign, pursuant to the Merger Agreement. SharpLink, Inc.’s executives became officers of the Company and new members were appointed to the board of directors. The MTS Merger represents a reverse acquisition in which SharpLink, Inc. is the accounting acquirer and legacy MTS is the accounting acquiree. The Company applied the acquisition method of accounting to the identifiable assets and liabilities of legacy MTS, which were measured at estimated fair value as of the date of the business combination.

Reverse Share Split

On April 23, 2023, the Company effected a one-for-ten (1:10) reverse share split of all the Company’s share capital and adopted amendments to its Memorandum of Association and Second Amended and Restated Articles of Association (“M&AA”) whereby the Company (i) decreased the number of issued and outstanding ordinary shares, nominal value NIS 0.60 per share, from 26,881,244 to 2,688,541; (ii) reduced the total number of the Company’s authorized shares under its M&AA from 92,900,000 ordinary shares, nominal value NIS 0.06 per share, to 9,290,000 ordinary shares, nominal value NIS 0.60 per share; and (ii) decreased by a ratio of one-for-ten (1:10) the number of retrospectively issued and outstanding ordinary shares. Proportional adjustments for the reverse stock split were made to the Company’s outstanding stock options, warrants and equity incentive plans. All share and per-share data and amounts have been retrospectively adjusted as of the earliest period presented in the financial statements to reflect the reverse stock split.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of SharpLink Gaming Ltd. and its wholly owned subsidiaries. All intercompany accounts and transactions between consolidated subsidiaries have been eliminated in consolidation.

We operate in four reportable segments. Operating segments are defined as components of an enterprise about which separate financial information is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assessing performance. The Company’s chief operating decision maker (“CODM”), our Chief Executive Officer, allocates resources and assesses performance based upon discrete financial information at the segment level.

Reclassifications

Certain amounts in prior periods have been reclassified to reflect the impact of the discontinued operations treatment in order to conform to the current period presentation. See Note 16.

F-10

Functional Currency

The Company’s functional and reporting currency is the U.S. dollar. Transactions in foreign currencies are recorded at the exchange rate prevailing on the date of the transaction. The resulting monetary assets and liabilities are translated into U.S. dollars at exchange rates prevailing on the subsequent balance sheet date. Revenue and expense components are translated to U.S. dollars at weighted-average exchange rates in effect during the period. Foreign currency transaction gains and losses resulting from remeasurement are recognized in other income, net within the consolidated statements of operations.

Purchase Accounting

The purchase price of an acquired business is allocated to the assets acquired and liabilities assumed at their estimated fair values on the date of acquisition. Any unallocated purchase price amount is recognized as goodwill on the consolidated balance sheet if it exceeds the estimated fair value and as a bargain purchase gain on the consolidated statement of operations if it is below the estimated fair value. Determining the fair value of assets acquired and liabilities assumed requires management’s judgment, and the utilization of independent valuation experts as well as the use of significant estimates and assumptions with respect to the timing and amounts of future cash inflows and outflows, discount rates, market prices and asset lives, among other items. The judgments made in the determination of the estimated fair value assigned to the assets acquired and liabilities assumed, as well as the estimated useful life of each asset and the duration of each liability, can materially impact the financial statements in periods after acquisition, such as through depreciation and amortization expense. Acquisition-related costs are expensed as incurred and changes in deferred tax asset valuation allowances and income tax uncertainties after the measurement period are recorded in Provision for Income Taxes.

Discontinued Operations

In June 2022, the Company’s Board of Directors approved management to enter into negotiations to sell MTS. The Company completed the sale of MTS on December 31, 2022. Accordingly, the assets and liabilities of the MTS business are separately reported as assets and liabilities from discontinued operations as of December 31, 2022 and 2021. The results of operations and cash flows of MTS for all periods are separately reported as discontinued operations.

Restricted Cash

Restricted cash consists of funds held for payment of prize liabilities for its various daily and seasonal peer-to-peer fantasy games, as well as private fantasy league dues from customers who utilize the services offered via the Company’s secure online payment and league dues management website. The Company maintains separate accounts to segregate users’ funds from operational funds.

Concentrations of Credit Risk

Cash and restricted cash are deposited with major banks in the United States, Israel and Hong Kong. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Generally, the FDIC limit per bank is $250,000. Any loss incurred or a lack of access to such funds above the FDIC limit could have a significant adverse impact on the Company’s financial condition, results of operations and cash flows.

The following represents the cash and restricted cash on hand at December 31, 2022 by banking institution and does not include any reduction for the FDIC insured limit of $250,000.

Bank	December 31, 2022
Platinum Bank	$46,023,871
Bank Vista	2,744,359
Silicon Valley Bank	503,103
Other	1,186,153
$50,457,486

The Company performs ongoing credit evaluations of its customers. In certain circumstances, the Company may require letters of credit, other collateral or additional guarantees.

F-11

Accounts Receivable

The Company’s policy for estimating the allowance for credit losses on accounts receivables considers several factors including historical loss experience, the age of delinquent receivable balances due, and economic conditions. Specific customer reserves are made during review of significant outstanding balances due, in which customer creditworthiness and current economic trends may indicate that it is probable the receivable will not be recovered. Accounts receivables are written off after collection efforts occur and the receivable is deemed uncollectible. Adjustments to the allowance for credit losses are recorded in selling, general and administrative expense. Allowance for credit losses as of December 31, 2022 and 2021 were $0 and $0, respectively. During the years ended December 31, 2022 and 2021, no amount of the allowance for credit losses balance was collected.

Investment, cost

During the year ended December 31, 2021, the Company invested $200,000 in Quintar, Inc. an augmented reality company headquartered in California. This investment provided the Company with 280,903 shares, which equates to an 1.12% ownership interest in Quintar. SharpLink does not exercise significant control over Quintar due to its minority ownership role and the fact that SharpLink does not have a seat on Quintar’s Board of Directors, nor hold any special voting rights. As a result, of the Company’s lack of influence over Quintar and the fact that the valuation of Quintar is not easily determinable (privately held business with few transactions) the Company accounts for the Quintar investment through the cost method of accounting. The Company reviews the investment for impairment at each reporting period based on current conditions. This is informed by Quintar’s operating results and financing activities. No impairment was indicated related to the Quintar investment for the year ended December 31, 2022 and 2021.

Equipment

Equipment is recorded at cost. Expenditures for renewals and improvements that significantly add to the productivity capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are expensed. When equipment is retired or sold, the cost and related accumulated depreciation are eliminated from the accounts and the resultant gain or loss is reflected in income. Depreciation is provided using the straight-line method, based on useful lives of the assets which ranges from three to seven years. Depreciation expense for the years ended December 31, 2022 and 2021, was $25,345 and $28,891, respectively. Accumulated depreciation as of December 31, 2022 and 2021 was $100,733 and $86,989, respectively.

Leases

The Company determines if an arrangement is or contains a lease at inception or modification of the arrangement. An arrangement is or contains a lease if there are identified assets and the right to control the use of an identified asset is conveyed for a period of time in exchange for consideration. Control over the use of the identified asset means the lessee has both the right to obtain substantially all of the economic benefits from the use of the asset and the right to direct the use of the asset.

F-12

For a lease with terms greater than year, a right-of-use (ROU) asset and lease liability is recognized based on the present value of the future minimum lease payments over the lease term at commencement date. The initial measurement of the operating lease ROU asset also includes any prepaid lease payments and are reduced by any previously accrued deferred rent. The Company’s operating lease does not provide a readily determinable implicit rate; therefore, the Company uses its incremental borrowing rate to discount the lease payments based on the information available at commencement date. The Company’s operating lease does not include a fixed rental escalation clause. Lease terms include optional renewal periods when it is reasonably certain that such option will be exercised. Lease expense for minimum lease payments is recognized on a straight-line basis over the expected lease term.

Intangible and Long-Lived Assets

Intangible assets consist of internally developed software, customer relationships, trade names and acquired technology and are carried at cost less accumulated amortization. The Company amortizes the cost of identifiable intangible assets on a straight-line basis over the expected period of benefit, which ranges from three to ten years.

Costs associated with internally developed software are expensed as incurred unless they meet generally accepted accounting criteria for deferral and subsequent amortization. Software development costs incurred prior to the application development stage are expensed as incurred. For costs that are capitalized, the subsequent amortization is the straight-line method over the remaining economic life of the product, which is estimated to be five years.

The Company begins amortizing the asset and subsequent enhancements once the software is ready for its intended use. The Company reassesses whether it has met the relevant criteria for deferral and amortization at each reporting date. The Company capitalized $137,565 and $201,436 of costs in the development of its software for the years ended December 31, 2022 and 2021, respectively.

The Company reviews the carrying value of its long-lived assets, including equipment and finite-lived intangible assets, for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimate future cash flows expected to result from its use and eventual disposition. In cases where undiscounted cash flows are less than the carrying value of an asset group, an impairment loss is recognized equal to an amount by which the asset group’s carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of customer loss, obsolescence, demand, competition, and other economic factors.

In accordance with the approval by the Company’s Board of Directors to sell MTS in June 2022, management concluded that the intangible assets of customer relationships and developed technology and its goodwill were impaired and recorded an impairment charge for $1,224,671. The impairment charge was determined based on an assessment of the realization of assets, the ultimate disposition of liabilities and the related carrying value of assets. The impairment charge has been included in the Loss from Discontinued Operations, net of tax line item in the consolidated statement operations for the year ended December 31, 2022.

Goodwill and Impairment

The Company evaluates the carrying amount of goodwill annually or more frequently if events or circumstances indicate that the goodwill may be impaired. Factors that could trigger an impairment review include significant underperformance relative to historical or forecasted operating results, a significant decrease in the market value of an asset or significant negative industry or economic trends. The Company completes impairment reviews for its reporting units using a fair-value method based on management’s judgments and assumptions. When performing its annual impairment assessment, the Company evaluates the recoverability of goodwill assigned to each of its reporting units by comparing the estimated fair value of the respective reporting unit to the carrying value, including goodwill. The Company estimates fair value utilizing the income approach and the market approach or a combination of both income and market approaches.

F-13

The income approach requires management to make assumptions and estimates for each reporting unit, including projected future operating results, economic projections, anticipated future cash flows, working capital levels, income tax rates, and a weighted-average cost of capital reflecting the specific risk profile of the respective reporting unit. The key assumptions used in the income approach include revenue growth, operating income margin, discount rate and terminal growth rate. These assumptions are the most sensitive and susceptible to change as they require significant management judgment. Discount rates are determined by using market and industry data as well as Company-specific risk factors for each reporting unit. The discount rate utilized for each reporting unit is indicative of the return an investor would expect to receive for investing in such a business.

The market approach estimates fair value using performance multiples of comparable publicly-traded companies. In the event the fair value of a reporting unit is less than the carrying value, including goodwill, an impairment loss is recognized for the difference between the implied fair value and the carrying value of the reporting unit.

The Company recorded goodwill impairment of $1,515,000, which was due to the loss of access to players in the Russian market due to the exit of FourCubed’s largest customer from that market (see Note 3 – Acquisitions – FourCubed – Purchase Price Allocation). The extent of impairment was determined based upon the projected performance of the reporting unit, as determined using an income approach valuation methodology. Key assumptions included in the determination of the reporting unit’s fair value included revenue growth, operating margin, long-term growth rate and discount rate.

During the year ended December 31, 2021, the Company recorded goodwill impairment of $21,722,213 in the Enterprise TEM reporting unit, which is included in the Enterprise TEM operating segment. The Enterprise TEM reporting unit had goodwill of $858,819 and a negative carrying amount of net assets as of December 31, 2021. There is inherent uncertainty included in the assumptions used in goodwill impairment testing. A change to any of the assumptions could lead to a future impairment that could be material.

Accounts Payable

The composition of accounts payable and accrued expenses are as follows:

	December 31, 2022	December 31, 2021
Accounts payable	$851,031	$813,621
Accrued wages and payroll expenses	338,166	181,360
Accrued bonus	358,836	117,370
Accrued interest	32,017	-
Other accrued expenses	545,657	291,671
	$2,125,707	$1,404,022

Prize Liability

The Company’s prize liability consists of funds to be paid to participants of the various fantasy games hosted by the Company. These prizes are paid to the participants once a fantasy game has concluded and final winners have been determined.

Customer Deposits

The Company’s liability for customer obligations is in wallet accounts and accounts on the SportsHub platform. Cash related to these accounts may be drawn at the customer’s request.

F-14

Severance Pay

Certain of the Company’s employees in Israel have subscribed to Section 14 of Israel’s Severance Pay Law, 5723-1963 (“Section 14”). Pursuant to Section 14, the Company’s employees, covered by this section, are entitled to monthly deposits, at a rate of 8.33% of their monthly salary, which are made on their behalf by the Company. Payments in accordance with Section 14 release the Company from any future the severance liabilities in respect of those employees. Neither severance pay liability nor severance pay fund under Section 14 for such employees is recorded on the Company’s balance sheet.

With regards to employees in Israel that are not subject to Section 14, the Company’s liability for severance pay is calculated pursuant to the local Severance Pay Law, based on the most recent salary of the relevant employees multiplied by the number of years of employment as of the balance sheet date. These employees are entitled to one-month salary for each year of employment or a portion thereof. The Company’s liability for these employees is fully provided for via monthly deposits with severance pay funds, insurance policies and an accrual. The value of the liability of $342,000 and $366,000 for December 31, 2022 and 2021, respectively, is recorded in other current liabilities from discontinued operations in the consolidated balance sheet. The value of these deposits of $279,000 and $284,000 for December 31, 2022 and 2021, respectively, is recorded in current assets from discontinued operations in the consolidated balance sheet.

The deposited funds include profits accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to the Severance Pay Law or labor agreements.

Transactions with SportsHub

Prior to December 22, 2022 (see Note 3 – Acquisitions – SportsHub Games Network, Inc.), SportsHub owned approximately 40% of the outstanding ordinary shares of the Company. SportsHub has historically paid direct expenses incurred by the Company’s Sports Gaming Client Services business unit (“STI”), which includes salaries and related expenses for the employees of STI. SportsHub collects cash on behalf of STI’s revenue generating activities. The Company was allocated cost of revenue and selling, general, and administrative expenses totaling $285,673 from January 1, 2022 through December 22, 2022 and $284,625, for the year ended December 31, 2021, for costs incurred by SportsHub that were clearly applicable to the current and future revenue producing activities of the Company. Management has allocated these expenses using judgement based on the most reasonable method for the type of expense. Allocation methods were based on headcount, budgeting, salaries expense, and revenue depending on the nature of the expense.

Redeemable Preferred Stock Issued with a Commitment Fee

The Company considers guidance within ASC 470-20, Debt (ASC 470), ASC 480, and ASC 815 when accounting for a redeemable equity instrument issued with a freestanding-instruments (e.g. commitment fee), such as in the issuance upon the date the SharpLink stock is listed or quoted on any trading market (Going Public Transaction). In circumstances in which redeemable convertible preferred stock is issued with a commitment fee, the proceeds from the issuance of the convertible preferred stock are first allocated to the commitment fee at its full estimated fair value.

The Company accounts for the commitment fee as either equity instrument, liability, or derivative liability in accordance with ASC 480, Distinguishing Liabilities from Equity (ASC 480) and/or ASC 815, Derivatives and Hedging (ASC 815), depending on the specific terms of the agreement. The commitment fee, which required the Company to issue ordinary shares equal to 3% of the Company’s issued and outstanding capital immediately following the Going Public Transaction, required the Company to transfer a variable number of shares outside of its control, which is classified as a liability. Liability-classified instruments are recorded at their estimated fair values at each reporting period until they are exercised, terminated, reclassified, or otherwise settled. Changes in the estimated fair value of the commitment fee were recorded in Commitment Fee Expense in the consolidated statement of operations for the year ended December 31, 2021.

F-15

Treasury Stock

Company shares held as treasury shares are recognized at cost, and as a deduction from equity. Any gain or loss arising from a purchase, sale, issuance or cancellation of treasury shares is recognized directly in equity at the time of such event.

Warrants

The Company accounts for a warrant as an equity instrument, liability or share-based compensation in accordance with ASC 480, Distinguishing Liabilities from Equity, and/or ASC 718, Compensation – Stock Compensation, depending on the specific terms of the agreement.

In February 2021, the Company issued a warrant in exchange for advisory services, which vested upon the completion of the Going Public Transaction. The warrant was in the scope of ASC 718 and was recognized at its grant date fair value when the performance condition became probable of occurrence, which in the Company’s case was the completion of the Going Public Transaction. The grant date fair value was determined using a Black Scholes option-pricing model.

Through the MTS Merger, the Company assumed 8,333 warrants issued to a contractor who was formerly the Chief Executive Officer of MTS. The warrants were fully vested and recognized at their grant date fair values immediately prior to the consummation of the MTS Merger and have an exercise price of zero. The grant date fair values were determined using Black Scholes option-pricing models. The compensation expense related to these warrants was recognized in the MTS financial results immediately prior to the merger and thus is not included in the SharpLink consolidated statement of operations.

In November 2021, the Company issued warrants concurrent with a sale of ordinary shares to an institutional investor. Based on the terms of the agreements, the warrants were freestanding, equity-linked instruments that represented separate units of account. The Company allocated the value of net proceeds from the offering to the ordinary shares and warrants based on relative fair value on the grant date. The warrants’ grant date fair values were determined using Black Scholes option-pricing models. The value allocated to the warrants was recorded in Additional Paid-In Capital in the consolidated balance sheet.

Revenue

The Company follows a five-step model to assess each sale to a customer; identify the legally binding contract, identify the performance obligations, determine the transaction price, allocate the transaction price, and determine whether revenue will be recognized at a point in time or over time. Revenue is recognized upon transfer of control of promised products or services (i.e., performance obligations) to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for promised goods or services.

Advertising and Marketing Expenses

The Company incurred $459,976 in advertising and marketing expenses for the year ended December 31, 2022.

The Affiliate Marketing Services – United States and the Affiliate Marketing Services – International operating segments generate revenue by earning commissions from sportsbooks and casino operators when a new depositor is directed to them by our affiliate marketing websites. In addition, this segment provides sports betting data (e.g., betting lines) to sports media publishers in exchange for a fixed fee.

F-16

The Sports Gaming Client Services operating segments’ performance obligations are satisfied over time (software licenses). Software license revenue is recognized when the customer has access to the license and the right to use and benefit from the license. Other items relating to charges collected from customers include reimbursable expenses. Charges collected from customers as part of the Company’s sales transactions are included in revenues and the associated costs are included in cost of revenues.

The Company’s SportsHub operating segment collects fees from customers for daily and season-long online fantasy sports games in advance and recognizes the related fees over the term of the online fantasy game. It also collects various forms of fee revenue from customers using its wallet system platform. Its performance obligation is to provide these customers with an online platform to collect entry fees, provide transparency into league transactions, encourage timely payment of entry fees, safeguard funds during the season and facilitate end-of-season prize payouts. Fee revenue related to payment transactions is deferred until the end of the specific season. Other types of fee revenue are recognized on a transactional basis when users complete transactions or when a customer’s account becomes inactive under the terms of the user agreement. SportsHub also provides sports simulation software that customers pay a fee to access over a period of time. SportsHub provides and maintains the software throughout the duration of the season, which constitutes a single performance obligation and revenue is recognized over the term of the service. SportsHub also collects subscription fees from users of its Fantasy National Golf Club. Its performance obligation under these contracts is to provide subscribers with access to SportsHub’s intellectual property. Revenue is initially deferred and recognized ratably over the subscription period. Any discounts, promotional incentives or waived entry fees are treated as a reduction in revenue. Any promotions where funds are issued to a user’s wallet account are recognized as marketing expenses, included in selling, general, and administrative expenses.

Stock-Based Compensation

Stock-based compensation expense reflects the fair value of stock-based awards measured at the grant date and recognized over the requisite service period. The Company estimates the fair value of each stock-based award on the measurement date using the Black-Scholes option valuation model which incorporates assumptions as to stock price volatility, the expected life of the options, risk-free interest rate, and dividend yield.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes, under which deferred tax liabilities and assets are recognized for the expected future tax consequences of temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities, net operating losses, and tax credit carryforwards. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company uses a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. A tax position is recognized when it is more likely than not that the tax position will be sustained upon examination, including resolution of any related appeals or litigation processes. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority. The standard also provides guidance on derecognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure and transition.

F-17

Net Loss Per Share

Basic net loss per share is calculated by dividing net loss available to ordinary shareholders, adjusted for preferred stock discount accretion and dividends accrued on preferred stock, by the weighted-average number of ordinary shares outstanding during the period excluding the effects of any potentially dilutive securities. Diluted net loss per share is computed similar to basic loss per share, except that the denominator is increased to include the number of additional ordinary shares that would have been outstanding if potential ordinary shares (also known as common) had been issued if such additional ordinary shares were dilutive. Since the Company had net losses for all the periods presented, basic and diluted loss per share are the same, and additional potential ordinary shares have been excluded, as their effect would be anti-dilutive. At December 31, 2022, dividend accrued in Preferred Series A-1 stock of 6,630 shares, total issuable shares of Series B preferred stock of 12,481, total stock options of 288,912 and warrants of 400,359 were not included in the net loss per share calculation.

Fair Value Measurements

The Company has determined the fair value of certain assets and liabilities in accordance with generally accepted accounting principles, which provides a framework for measuring fair value. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques should maximize the use of observable inputs and minimize the use of unobservable inputs.

A fair value hierarchy has been established, which prioritizes the valuation inputs into three broad levels. Level 1 inputs consist of quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the related asset or liability. Level 3 inputs are unobservable inputs related to the asset or liability.

Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Our most critical estimates include those related to purchase accounting, intangibles and long-lived assets, goodwill and impairment, stock based compensation, discontinued operations and revenue recognition. On an ongoing basis, we evaluate our estimates and assumptions. We base our estimates on historical experience and on various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.

Contingencies

From time to time, we may become involved in lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. Although we currently maintain liability insurance coverage intended to cover professional liability and certain other claims, we cannot assure that our insurance coverage will be adequate to cover liabilities arising out of claims asserted against us in the future where the outcomes of such claims are unfavorable to us. Liabilities in excess of our insurance coverage, including coverage for professional liability and certain other claims, could have a material adverse effect on our business, financial condition and results of operations.

Recently Issued Accounting Pronouncements Not Yet Adopted

In June 2016, the FASB issued ASC 326, Financial Instruments – Credit Losses (Topic 326): Measurements of Credit Losses on Financial Instruments (“ASC 326”), which replaces the existing incurred loss model with a current expected credit loss (“CECL”) model that requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The Company would be required to use a forward looking CECL model for accounts receivables, guarantees, and other financial instruments. The Company will adopt ASC 326 on January 1, 2023 and does not expect ASC 326 to have a material impact on its consolidated financial statements.

F-18

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which clarifies the guidance in Accounting Standards Codification Topic 820, Fair Value Measurement (“Topic 820”), when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, and early adoption is permitted. While the Company is continuing to assess the timing of adoption and the potential impacts of ASU 2022-03, it does not expect ASU 2022-03 to have a material effect on the Company’s consolidated financial condition, results of operations or cash flows.

Note 2 – Going Concern

In the pursuit of SharpLink’s long-term growth strategy and the development of its fan activation and conversion software and related businesses, the Company has sustained continued operating losses. During the year ending December 31, 2022, the Company had a net loss from continuing operations as of December 31, 2022 and 2021 of $15,303,402 and $33,469,830, respectively; and $6,510,965 and $5,854,995 of cash used in operating activities as of December 31, 2022 and 2021, respectively. To fund these planned losses from operations, the Company secured additional financing through a $3,250,000 term loan in January 2022, as described in Note 8 - Debt. To fund future operations, as described in Note 19, on February 13, 2023, the Company entered into a Revolving Credit Agreement with Platinum Bank and executed a revolving promissory note of $7,000,000. Moreover, on February 14, 2023, the Company entered into a Securities Purchase Agreement (the “SPA”) with Alpha Capital Anstalt (“Alpha”), a current shareholder of the Company, pursuant to which the Company issued to Alpha an 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture (the “Debenture”) in the aggregate principal amount of $4,400,000 for a purchase price of $4,000,000.

The Company is continually evaluating strategies to obtain the required additional funding for future operations. These strategies may include, but are not limited to, obtaining equity financing, issuing, or restructuring debt, entering into other financing arrangements, and restructuring of operations to grow revenues and decrease expenses. The Company may be unable to access further equity or debt financing when needed. As such, these factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period.

The consolidated financial statements do not include any adjustments to the carrying amounts and classification of assets, liabilities, and reported expenses that may be necessary if the Company were unable to continue as a going concern.

Note 3 – Acquisitions

Mer Telemanagement Solutions Ltd. (“MTS”)

Description of the Transaction

On July 26, 2021, Mer Telemanagement Solutions Ltd. (“MTS”), New SL Acquisition Corp., a wholly owned subsidiary of MTS (“Merger Sub”) and privately held SharpLink, Inc. (“SharpLink, Inc.”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub merged with and into SharpLink, Inc., with SharpLink, Inc. surviving as a wholly-owned subsidiary of legacy MTS (the “Reverse Merger” or “MTS Merger”). Following the MTS Merger, the Company changed its name from Mer Telemanagement Solutions Ltd. to SharpLink Gaming Ltd. (the “Company”). On a pro forma and fully-diluted basis for the Company, SharpLink, Inc. shareholders own approximately 86% of the Company, inclusive of a stock option pool of 10% of the fully-diluted outstanding share capital of the Company, and legacy MTS securityholders own approximately 14% of the fully-diluted outstanding capital of the Company.

F-19

As a result of the MTS Merger, each outstanding share of SharpLink, Inc. common stock was converted into the right to receive SharpLink Gaming Ltd. ordinary shares as calculated pursuant to the Exchange Ratio, as defined in the Merger Agreement. Each outstanding share of SharpLink, Inc. Series A preferred stock was converted into the right to receive SharpLink Gaming Ltd. Series A-1 preferred stock, calculated pursuant to the Exchange Ratio. Each outstanding share of SharpLink, Inc. Series A-1 preferred stock was converted into the right to receive SharpLink Gaming Ltd. Series A-1 preferred stock, calculated pursuant to the Exchange Ratio. Each outstanding share of SharpLink, Inc. Series B preferred stock was converted into the right to receive SharpLink Gaming Ltd. Series B preferred stock, calculated pursuant to the Exchange Ratio.

In connection with a closing condition of the Merger Agreement, a major shareholder of both legacy MTS and SharpLink, Inc., invested $6,000,000 in exchange for 369,287 shares of SharpLink Gaming Ltd. Series B preferred stock.

Identification of Accounting Acquirer

As a result of the MTS Merger, SharpLink, Inc. shareholders owned 86% of the Company on a fully diluted and as-converted basis, and held a majority of the voting shares. Additionally, immediately following the closing of the MTS Merger, legacy MTS directors and officers agreed to resign, pursuant to the Merger Agreement. SharpLink, Inc.’ executives became officers of the Company and new members were appointed to the board of directors. The MTS Merger represented a reverse acquisition in which SharpLink, Inc. was the accounting acquirer and legacy MTS was the accounting acquiree. The Company applied the acquisition method of accounting to the identifiable assets and liabilities of legacy MTS, which have been measured at estimated fair value as of the date of the business combination.

Purchase Price

The purchase price was based on the legacy MTS closing share price of $68.00 on July 26, 2021 and 249,216 and 67,078 of Ordinary Shares and Preferred Shares, respectively, outstanding as of July 26, 2021, as well as the fair value of 10,833 share options and warrants outstanding as of July 26, 2021. The following table represents the purchase consideration paid in the MTS Merger.

MTS issued and outstanding ordinary shares immediately prior to Merger	316,295
MTS share price on July 26, 2021	$68.00
MTS ordinary shares fair value	21,508,067
MTS warrants and options fair value	$601,965
Purchase consideration for accounting acquiree	$22,110,032

F-20

The fair values of the MTS warrants and options, which are further disclosed in Notes 10 and 12, respectively, were determined using a Black Scholes option-pricing model with the following assumptions:

MTS Warrants - $2.642 strike price
Fair value of ordinary shares	$68.00
Exercise price	$26.40
Expected volatility	54.7%
Expected dividends	0.0%
Expected term (in years)	3.0
Risk-free rate	0.38%

Fair value per warrant	$44.91
Warrants	5,833
Fair value	$261,965

MTS Warrants - $0 strike price
Fair value of ordinary shares	$68.00
Exercise price	$0.00
Expected volatility	54.7%
Expected dividends	0.0%
Expected term (in years)	3.0
Risk-free rate	0.38%

Fair value per warrant	$68.00
Warrants	2,500
Fair value	$170,000

MTS Options - $0 strike price
Fair value of ordinary shares	$68.00
Exercise price	$0.00
Expected volatility	54.7%
Expected dividends	0.0%
Expected term (in years)	3.0
Risk-free rate	0.38%

Fair value per warrant	$68.00
Warrants	2,500
Fair value	$170,000

Purchase Price Allocation

The MTS assets and liabilities were measured at estimated fair values at July 26, 2021, primarily using Level 3 inputs. Estimates of fair value represent management’s best estimate of assumptions about future events and uncertainties, including significant judgments related to future cash flows, discount rates, competitive trends, margin and revenue growth assumptions including royalty rates and customer attrition rates and others. Inputs used were generally obtained from historical data supplemented by current and anticipated market conditions and growth rates expected as of the acquisition date.

F-21

The fair value of the assets acquired and liabilities assumed as of July 26, 2021 were as follows:

Assets:
Cash	916,000
Restricted cash	1,016,000
Accounts receivable	356,000
Prepaid expenses and other current assets	322,000
Equipment	25,000
Other long-term assets	261,000
Intangible assets	483,000

Total Assets	$3,379,000

Liabilities:
Accrued expenses	2,129,000
Deferred revenue	914,000
Other current liabilities	495,000
Other long-term liabilities	312,000

Total liabilities	$3,850,000

Net assets acquired, excluding goodwill	$(471,000)

Goodwill	22,581,032

Purchase consideration for accounting acquiree	$22,110,032

The fair value, as determined by assumptions that market participants would use in pricing the assets, and weighted average useful life of the identifiable intangible assets are as follows:

		Weighted Average
	Fair Value	Useful Life (Years)
Customer relationships	$414,000	4
Developed technology	69,000	3
	$483,000

The excess of the consideration for the acquisition over the fair value of net assets acquired was recorded as goodwill and derived from the market price of the shares at the time of the MTS Merger in the go-public transaction. During the year ended December 31, 2021, $21,722,213 of the MTS goodwill was impaired. The goodwill created in the acquisition is not expected to be deductible for tax purposes.

The allocation of purchase price is subject to finalization during a period not to exceed one year from the acquisition date. Adjustments to the preliminary allocation of purchase price may occur related to finalization of income taxes.

Transaction Costs

SharpLink’s transaction costs incurred in connection with the MTS Merger were $3,084,341 for the year ended December 31, 2021. These costs were primarily comprised of professional fees, recorded in selling, general and administrative expenses in the consolidated statement of operations. The transaction costs are not expected to be deductible for tax purposes.

F-22

Results of the Legacy MTS Business Subsequent to the Acquisition

For the year ended December 31, 2021, the legacy MTS business had revenues and net loss of $1,517,001 and $22,173,554, respectively, which includes the impact of purchase accounting adjustments and goodwill impairment of $21,722,213. These results are included in the consolidated statements of operations for the period from July 26, 2021 through December 31, 2021. The financial results of the MTS business have been reflected as the Company’s Enterprise TEM segment from the date of acquisition.

FourCubed

Description of the Transaction

On December 31, 2021, SharpLink Gaming Ltd., through its wholly owned subsidiary FourCubed Acquisition Company, LLC, acquired certain business assets of FourCubed (“FourCubed Acquisition”) for total consideration of $6,886,523 in cash and 60,611 ordinary shares of SharpLink Gaming Ltd. with an acquisition date fair value of $1,606,202. Consideration of $6,195,000 was paid on the date of closing, $130,000 plus repayment of cash acquired of $311,523 is due within 45 days after closing and $250,000 is due within six months after closing and subject to indemnity claims. Subsequent to closing, the seller is able to earn up to an additional 58,775 ordinary shares of SharpLink Gaming Ltd. by maintaining employment and meeting certain performance conditions (“Earnout”).

Earnout

The Company accounts for an earnout as business combination consideration or compensation in accordance with ASC 805, Business Combinations, and/or ASC 718, Compensation – Stock Compensation, depending on the specific terms of the agreement.

Based on the terms of the agreement, the number of ordinary shares to be paid is fixed as of the agreement date and is paid in the form of ordinary shares in multiple tranches, contingent on continued employment and the achievement of performance milestones, such as business activities, revenue targets and gross margin targets.

In March 2022, the seller’s employment was terminated. No performance-based milestones were achieved prior to termination. As the earnout is contingent upon achieving specified milestones and continued employment, the Company does not expect to recognize compensation cost related to the earnout.

Purchase Price

The purchase price was based on the cash consideration paid and 60,611 ordinary shares issued and valued at the closing share price of $26.50 on December 31, 2021. The following table represents the purchase consideration to be paid in the FourCubed Acquisition.

Ordinary shares issued to seller	60,611
Ordinary share price on December 31, 2021	$26.50
Consideration in ordinary shares	1,606,202
Cash paid to Seller	6,195,000
Due to Seller	691,523
Purchase consideration	$8,492,725

F-23

Purchase Price Allocation

The FourCubed assets and liabilities were measured at estimated fair values at December 31, 2021, primarily using Level 3 inputs. Estimates of fair value represent management’s best estimate of assumptions about future events and uncertainties, including significant judgments related to future cash flows, discount rates, competitive trends, margin and revenue growth assumptions including customer attrition rates, cost to recreate intellectual property and others. Inputs used were generally obtained from historical data supplemented by current and anticipated market conditions and growth rates expected as of the acquisition date.

The fair value of the assets acquired and liabilities assumed as of December 31, 2021 were as follows:

Assets:
Cash	$311,523
Accounts receivable	424,593
Prepaid expenses and other current assets	9,468
Intangible assets	4,928,000

Total assets	$5,673,584

Liabilities:
Accrued expenses	$311,026

Total liabilities	311,026

Net assets acquired, excluding goodwill	$5,362,558

Goodwill	3,130,167

Purchase consideration for accounting acquiree	$8,492,725

The fair value, as determined by assumptions that market participants would use in pricing the assets, and weighted average useful life of the identifiable intangible assets are as follows:

		Weighted Average
	Fair Value	Useful Life (Years)
Customer relationships	$4,144,000	10
Developed technology	784,000	1
	$4,928,000

The excess of the consideration for the acquisition over the fair value of net assets acquired was recorded as goodwill, which is attributed to expected synergies and expanded market opportunities from combining the Company’s operations with FourCubed. The goodwill created in the acquisition is expected to be deductible for tax purposes.

F-24

FourCubed earns advertising commissions from online gambling sites for connecting individuals to the sites. FourCubed has one performance obligation: to make the connection between the individual and the online gambling site. FourCubed is compensated for that delivery through a cost per acquisition model (CPA) or revenue share model.

In February 2022, FourCubed was notified by Entain plc, a gaming operator from which FourCubed earned over 85 percent of its revenues, that it intends to exit the Russian market. FourCubed estimates that approximately 40 percent of its annual revenue, with an estimated operating income margin of 25 percent, is earned from players in the Russian market. The Company recorded $3,211,000 of impairment of the customer relationship and a goodwill impairment of $1,515,000, which was due to the loss of access to players in the Russian market due to the exit of FourCubed’s largest customer from that market. The extent of impairment was determined based upon the projected performance of the reporting unit, as determined using an income approach valuation methodology. Key assumptions included in the determination of the reporting unit’s fair value included revenue growth, operating margin, long-term growth rate and discount rate.

Transaction Costs

Transaction costs incurred in connection with the FourCubed Acquisition were $67,130 for the year ended December 31, 2021. These costs were primarily comprised of professional fees, recorded in selling, general and administrative expenses in the consolidated statement of operations. The transaction costs are expected to be deductible for tax purposes.

SportsHub Games Network, Inc. (“SportsHub”)

Description of the Transaction

On December 22, 2022 (the “Close Date”), SharpLink, through its wholly owned subsidiary, SHGN Acquisition Corp (“Acquirer” or the “Merger Subsidiary) acquired all of the outstanding capital stock of SportsHub, via an Agreement and Plan of Merger, dated as of September 6, 2022 (“Merger Agreement”). In accordance with the terms of the Equity Purchase Agreement between the Acquirer, the Acquiree and an individual acting as the SportsHub stockholders’ representative (“the Stockholder Representative”):

●	SharpLink issued an aggregate of 431,926 ordinary shares to the equity holders of SportsHub, on a fully diluted basis, including 377,985 ordinary shares actually issued on December 22, 2022 and an additional aggregate of 53,941 shares being held in escrow as well as shares held in escrow for indemnifiable losses and for the reimbursement of expenses incurred by the Stockholder Representative in performing his duties pursuant to the SportsHub Merger Agreement. An additional aggregate of 40,585 ordinary shares were reserved for future issuance, including 23,714 ordinary shares reserved for SportsHub shareholders who had yet to provide the applicable documentation required in connection with the SportsHub Acquisition, 13,975 ordinary shares underlying the options and 2,896 ordinary shares underlying the warrants have not been issued.

●	SportsHub has merged with and into the Merger Subsidiary, with the Merger Subsidiary remaining as the surviving corporation and wholly owned subsidiary of SharpLink.

●	SportsHub, which owned 889,380 ordinary shares of SharpLink prior to the merger, distributed those shares to SportsHub’s stockholders immediately prior to the consummation of the Merger. These shares were not part of the purchase consideration.

●	SharpLink assumed $5,387,850 of SportsHub’s debt as purchase consideration.

F-25

Identification of Accounting Acquirer

The transaction was accomplished through a direct acquisition, whereby SHGN Acquisition Corp effectively acquired all of the outstanding capital stock of SportsHub, as a result of which SHGN Acquisition Corp obtained control over SportsHub. Therefore, SHGN Acquisition Corp has been determined to be the acquirer in the transaction, and SportsHub the acquiree.

Determining the Acquisition Date

The Acquirer obtained control of Acquiree following the exchange of consideration on December 22, 2022. Thus, the closing date of December 22, 2022 was the acquisition date.

Purchase Price

The purchase price is based on SharpLink’s closing share price of $2.90 on December 22, 2022 and 472,513 of Ordinary Shares as well as the fair value of Seller’s term loan of $1,267,199 and line of credit of $4,120,651. The following table represents the purchase consideration paid in the SportsHub Acquisition:

Description	Amount
Fair Value of Equity Consideration	$1,370,287
Fair Value of Seller Platinum Line of Credit and Loan	5,387,850
Total Purchase Price	$6,758,137

Purchase Price Allocation

The SportsHub Acquisition assets and liabilities were measured at fair values as of December 22, 2022, primarily based on the valuation determined by an independent valuation, which were based on income-based method and relief from royalty method. Estimates of fair value represent management’s best estimate of assumptions about future events and uncertainties, including significant judgments related to future cash flows, discount rates, competitive trends, margin and revenue growth assumptions, including royalty rates and customer attrition rates and others. Inputs used were generally obtained from historical data supplemented by current and anticipated market conditions and growth rates expected as of the acquisition date.

The fair value of the assets acquired and liabilities assumed as of December 22, 2022 were as follows:

Assets:
Cash	$38,255,266
Restricted cash	10,604,004
Accounts receivable	186,712
Prepaid expenses and other current assets	1,916,932
Equipment	11,953
Other long-term assets	95,793
Intangible assets	2,390,000
Total Assets	$53,460,660

Liabilities:
Accrued expenses	$284,345
Deferred tax liabilities	48,775
Deferred revenue	3,574,285
Other current liabilities	47,657,117
Other long-term liabilities	106,705
Total liabilities	$51,671,227

Net assets acquired, excluding goodwill	$1,789,433

Goodwill	4,968,703

Purchase consideration for accounting acquiree	$6,758,137

F-26

The fair value, as determined by assumptions that market participants would use in pricing the assets, and weighted average useful life of the identifiable intangible assets are as follows:

		Weighted Average
	Fair Value	Useful Life (Years)
Customer relationships	$1,550,000	5
Trade names	640,000	6
Acquired technology	200,000	5
	$2,390,000

The excess of consideration for the acquisition over the fair value of net assets acquired was recorded as goodwill and derived from the market price of the shares at the time of the SportsHub Acquisition. The goodwill created in the acquisition is not expected to be deductible for tax purposes.

As of December 31, 2022, the calculation and allocation of the purchase price to tangible and intangible assets and liabilities is preliminary, as the Company is still in the process of accumulating all of the required information to finalize the opening balance sheet and calculations of intangible assets.

Transaction Costs

SharpLink’s transaction costs incurred in connection with the SportsHub Acquisition were $83,866 for the year ended December 31, 2022. These costs were primarily comprised of professional fees, recorded in selling, general and administrative expenses in the consolidated statement of operations. The transaction costs are not expected to be deductible for tax purposes.

Results of the SportsHub Subsequent to the Acquisition

The SportsHub Acquisition had revenues and net income of $951,194 and $42,908 respectively, which includes the impact of purchase accounting adjustments. These results are included in the consolidated statements of operations for the period from December 22, 2022 through December 31, 2022. The financial results of the SportsHub Acquisition have been included in the Company’s SportsHub segment from the date of acquisition.

Unaudited Pro Forma Information

The following unaudited supplemental pro forma financial information presents the financial results for the years ended December 31, 2022 and 2021 as if the MTS Merger, FourCubed and SportsHub Acquisition had occurred on January 1, 2021. The pro forma financial information includes, where applicable, adjustments for: (i) additional amortization expense of $486,141 and $1,324,900 that would have been recognized related to the acquired intangible assets in 2022 and 2021, respectively, (ii) transaction costs and other one-time non-recurring costs which reduced expenses by $5,468,201 in 2021, and (iii) additional interest expense of $94,685 and $119,095 in 2022 and 2021, respectively, from the new debt arrangement described in Note 8.

F-27

The pro forma financial information excludes adjustments for estimated cost synergies or other effects of the integration of MTS, FourCubed and SportsHub:

	2022	2021

Revenues	$12,108,434	$19,695,782

Loss from continuing operations	(28,420,775)	(90,132,215)
Less: dividends accrued on series B preferred stock	—	(782,887)
Net loss from continuing operations available to ordinary shareholders	(28,420,775)	(90,915,102)

Net income (loss) from discontinued operations, net of tax, available to ordinary shareholders	70,024	(49,000)
Net loss available to ordinary shareholders	(28,350,751)	(90,964,102)

Basic and diluted:
Net loss from continuing operations per share	$(11.40)	$(63.60)
Net loss from discontinued operations per share	—	—
Net loss per share	$(11.40)	$(63.60)

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved had the SportsHub, MTS Merger and FourCubed Acquisition been completed as of the date indicated or the results that may be obtained in the future.

Note 4 – Leases

The Company leases certain office space under a long-term, non-cancelable operating lease agreement. The contract provides the Company the right to substantially all of the economic benefits from the use of the office space and the right to direct the use of the office space, thus it is considered to be or contain a lease. An operating right-of-use (“ROU”) asset and lease liability were recognized based on the present value of the future lease payments over the expected lease term.

The lease has an original term that expires in December 2023 with an option to extend the term for three years. The Company has included the optional renewal period in the lease term because the Company determined after considering all economic factors that the Company is reasonably certain to exercise the option to extend the lease. The agreement requires the Company to pay real estate taxes, insurance, and repairs. There was no allocation of consideration to any non-lease component as the amounts were not material.

The weighted-average discount rate is based on the discount rate implicit in the lease, or if the implicit rate is not readily determinable from the lease, then the Company estimates an applicable incremental borrowing rate. The Company determined the incremental borrowing rate based on the Company’s applicable borrowing rates under its current financing agreements as of the commencement date of the standard adoption.

F-28

Operating lease costs are recognized in the results of operations as a single lease cost in selling, general and administrative expenses. Total lease costs for the years ended December 31, 2022 and 2021 was $38,400 and the operating cashflows from operations leases for December 31, 2022 and 2021, was $38,400.

The following summarizes the weighted-average remaining lease term and weighted-average discount rate:

Schedule of weighted average remaining lease term and weighted-average discount rate

	2022	2021
Weighted-average remaining lease term
Operating leases	30 months	60 months

Weighted-average discount rate
Operating leases	5.67%	6.00%

Maturity of noncancelable operating leases with terms greater than one year as of December 31, 2022 are as follows:

Schedule of future minimum lease payment

Year Ending December 31,	Operating leases

2023	$31,070
2024	72,720
2025	67,736
2026	94,675
Total lease payments	$266,201
Less: interest	25,094

Present value of lease liability	$241,107

F-29

Note 5 – Intangible Assets

Intangible assets as of December 31, 2022 and 2021 consist of the following:

Schedule of Intangible assets

	Weighted- average
	amortization period		Accumulated
	(years)	Cost	Amortization	Net

Balance, December 31, 2022
Customer relationships	5-10	$2,643,000	$280,636	$2,362,364
Acquired technology	3-5	1,437,050	1,201,739	235,311
Internally developed software	5	749,147	288,530	460,617
Trade names	6	640,000	3,405	636,595
Software in development	N/A	33,046	—	33,046

		$5,502,243	$1,774,310	$3,727,933

Balance, December 31, 2021
Customer relationships	9	$4,304,000	$131,429	$4,172,571
Acquired technology	3	1,214,000	360,357	853,643
Internally developed software	5	654,022	142,050	511,972
Software in development	N/A	13,354	—	13,354

		$6,185,376	$633,936	$5,551,440

The change in the gross carrying amount of intangible assets as of December 31, 2022 compared to December 31, 2021 was due to acquisition of intangible assets of $2,390,000 from the SportsHub Acquisition, $137,867 of additional costs related to internally developed software that were capitalized during the year, offset by $3,211,000 of impairment charges of the customer relationship from the acquisition of certain business assets of FourCubed, which was due to the loss of access to players in the Russian market caused by the exit of FourCubed’s largest customer from that market. The extent of impairment was determined based upon the projected performance of the asset group and the current valuation of the customer relationship intangible, as determined using the multi-period excess earnings valuation methodology. Key assumptions included in the valuation of the customer relationship included revenue growth attrition, operating margin and discount rate. There is inherent uncertainty included in the assumptions used in intangible impairment testing. A change to any of the assumptions could lead to a future impairment that could be material. Amortization expense for the years ended December 31, 2022 and 2021 was $1,140,472 and $241,253, respectively. Estimated future amortization expense related to the intangible assets placed into service is as follows:

Amount

2023	$724,564
2024	704,922
2025	673,281
2026	596,306
2027	526,949
Thereafter	465,665

$3,691,686

F-30

Note 6 – Goodwill

Changes in the carrying amount of goodwill for the years ended December 31, 2022 and 2021 were as follows:

Schedule of goodwill

	SportsHub Gaming	Sports Gaming Client Services	Affiliate Marketing Services - International	Total

Balance as of December 31, 2021	$—	$381,000	$3,130,167	$3,511,167
Goodwill	4,919,928	—	—	4,919,928
Less: Impairment charges	—	—	(1,515,000)	(1,515,000)
Balance as of December 31, 2022	$4,919,928	$381,000	$1,615,167	$6,916,095

Cumulative goodwill impairment charges	$—	$—	$1,515,000	$1,515,000

For the year ending December 31, 2022, the Company recorded goodwill impairment of $1,515,000, which was due to the loss of access to players in the Russian market due to the exit of FourCubed’s largest customer from that market (see Note 3 – Acquisitions – FourCubed – Purchase Price Allocation). The extent of impairment was determined based upon the projected performance of the reporting unit, as determined using an income approach valuation methodology. Key assumptions included in the determination of the reporting unit’s fair value included revenue growth, operating margin, long-term growth rate and discount rate. There is inherent uncertainty included in the assumptions used in goodwill impairment testing. A change to any of the assumptions could lead to a future impairment that could be material.

Note 7 – Line of Credit

The Company, through the SportsHub Acquisition, has available a variable rate (8.25% as of December 31, 2022) bank line of credit for $5,000,000, expiring June 15, 2023. There was $4,120,651 outstanding as of December 31, 2022.

Note 8 – Debt

On January 31, 2022, FourCubed Acquisition Company, LLC (“FCAC”), a wholly owned subsidiary of the Company, entered into a $3,250,000 term loan agreement with a financial institution. The agreement bears annual interest at a rate of 4.0% and requires a fixed monthly payment of $59,854, consisting of principal and interest, through the term loan’s maturity, which is January 31, 2027. The Company capitalized $25,431 of loan initiation fees associated with the agreement which are presented net within Debt on the consolidated balance sheet and amortized on a method which approximates the effective interest method to interest expense on the consolidated statement of operations.

For the year ended December 31, 2022, FCAC paid $549,225 and $109,165 in principal and interest, respectively. The remaining principal balance outstanding on the term loan is $2,700,775 as of December 31, 2022, of which $620,173 is due within the next year. In addition to customary non-financial covenants, the term loan requires FCAC to maintain a minimum quarterly debt service coverage ratio, defined as adjusted EBITDA divided by debt service (interest expense and mandatory debt principal repayment) of 1.25. As of December 31, 2022 FCAC was not in compliance with the quarterly debt service coverage ratio. The bank has waived this non-compliance in the quarterly debt service coverage ratio and has revised the quarterly debt service compliance ratio. Management believes it will be in compliance going forward.

F-31

Included in the SportsHub liabilities was a $2,000,000 term loan agreement with a financial institution. The agreement bears annual interest at a rate of 5.50% percent and requires a fixed monthly payment of $38,202, consisting of principal and interest, through the term loan’s maturity, which is December 9, 2025. Included in the term loan liability is $29,975 of loan initiation fees associated with the agreement which are presented net within Debt on the consolidated balance sheet and amortized on a method which approximates the effective interest method to interest expense on the consolidated statement of operations.

A summary of the term loan agreements is noted below:

The outstanding amount of debt as of December 31, 2022 matures by year as follows:

Year	Amount
2023	$1,018,918
2024	1,066,808
2025	1,119,689
2026	700,256
2027	62,304
Total	$3,967,975

The term loan contains a parent company guaranty, which states that the Company will enter into a guaranty agreement in favor of FCAC, pursuant to which the Company will guarantee the repayment of the loan, not later than 30 days following the Company’s redomicile to the United States.

Note 9 – Convertible Preferred Stock

On December 23, 2020, the SharpLink, Inc. board authorized the establishment and designation of 900 shares of 8% convertible preferred stock (“Series A preferred stock”) at $0.10 par value. Additionally, the SharpLink, Inc. board reserved 415,000 shares of common stock issuable upon the conversion of the shares of Series A preferred stock. On December 23, 2020, SharpLink, Inc. entered into a securities purchase agreement with an investor to issue 200 shares of Series A preferred stock for $2,000,000 (“First Tranche”).

Terms of the Series A preferred stock are as follows:

Voting – Series A preferred stock shall have no voting rights, however, without the affirmative vote of the majority of the outstanding shares of Series A preferred stock, SharpLink, Inc. cannot (a) alter or change adversely the powers, preferences or rights given to the Series A preferred stock, (b) authorize or create any class of stock ranking in priority to as to dividends, redemption or distribution of assets upon a liquidation, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series A preferred stock, or € enter into any agreement with respect to any of the above.

Dividends – Holders of each share of Series A preferred stock shall be entitled to receive cumulative dividends at the rate per share (as a percentage of the stated value per share) of 8% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the issuance of such share of Series A preferred stock and on each conversion date in cash, or at SharpLink, Inc.’s option, in duly authorized, validly issued, fully paid and non-assessable shares of common stock, or a combination thereof.

F-32

Liquidation – Upon any liquidation, dissolution or winding-up of SharpLink, Inc., whether voluntary or involuntary, Series A preferred stock holders shall be entitled to receive out of the assets an amount equal to the Stated Value of $100 per share, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due (the preferred liquidation preference), for each share of Series A preferred stock before any distribution or payment shall be made to the holders of any Junior Securities.

Conversion – Each share of Series A preferred stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of common stock determined by dividing the stated value of such share of Series A preferred stock by the conversion price, $22.80 per share. The conversion price would be reduced if SharpLink, Inc. issues common stock at a price lower than the conversion price, or issues an instrument granting the holder rights to purchase common stock at a price lower than the conversion price. Upon the closing of the Going Public Transaction all outstanding shares of Series A preferred stock shall automatically be converted into that number of shares of common stock, subject to a beneficial ownership limitation of 9.99%, determined by dividing the stated value of such share of Series A preferred stock by the conversion price.

Second Tranche – Immediately prior to completing the Going Public Transaction, SharpLink, Inc. shall sell to the current Series A preferred stock shareholder not less than $5,000,000 of preferred stock.

Commitment Fee –Immediately following the Second Tranche, SharpLink, Inc. shall issue preferred stock equal to the greater of either 15% of the aggregate of the First and Second Tranche or 3% of the Company’s issued and outstanding capital.

Redemption – SharpLink, Inc. shall redeem all of the outstanding shares of Series A preferred stock if SharpLink, Inc. has not completed the Going Public Transaction by December 23, 2021. SharpLink, Inc. would be required to redeem at the aggregate stated value, plus accrued but unpaid dividends, all liquidated damages. Interest shall accrue at the lesser of 12% per annum or the maximum rate permitted by applicable law until the amount is paid in full. SharpLink, Inc. accretes the carrying value of the Series A preferred stock to the full redemption value ratably until December 23, 2021.

On June 15, 2021, SharpLink, Inc. entered into the first amendment to the securities purchase agreement, which amended the following terms:

Second Tranche – Amended to provide that immediately prior to completing the Going Public Transaction, SharpLink, Inc. shall sell to the current Series A preferred stock shareholder Series B preferred stock for $6,000,000.

Commitment Fee – Amended to provide that immediately following the Second Tranche, SharpLink, Inc. shall issue Series A-1 preferred stock equal to 3% of the issued and outstanding capital of the Company.

On July 23, 2021, SharpLink, Inc. entered into the second amendment to the securities purchase agreement, which amended the following terms:

Second Tranche – Amended to provide that immediately prior to completing the Going Public Transaction, SharpLink, Inc. shall sell to the current Series A preferred stock shareholder 276,582 shares of Series B preferred stock for $6,000,000.

On July 26, 2021, the Company’s board authorized the establishment and designation of 52,502 shares of Series A-1 Convertible preferred stock (“Series A-1 preferred stock”) at $0.10 par value.

F-33

Terms of the Series A-1 preferred stock are as follows:

Voting – Series A-1 Preferred Stock has equal rights to vote on all matters submitted to a vote of the Ordinary Shares (on an as-converted basis, but only up to the number of votes equal to the number of Ordinary Shares into which the Preferred Shares would be convertible pursuant to the Beneficial Ownership Limitation), however, without the affirmative vote of the majority of the outstanding shares of Series A-1 Preferred Stock, the Company cannot (a) alter or change adversely the powers, preferences or rights given to the Series A-1 Preferred Stock, authorize or create any class of stock ranking in priority to as to dividends, redemption or distribution of assets upon a liquidation, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series A-1 Preferred Stock, or (e) enter into any agreement with respect to any of the above.

Liquidation – Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, Series A-1 preferred stock holders shall be entitled to receive out of the assets an amount equal to the Stated Value of $16.246 per share, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due (the preferred liquidation preference), for each share of Series A-1 preferred stock before any distribution or payment shall be made to the holders of any Junior Securities.

Conversion – Each share of Series A-1 preferred stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of common stock determined by dividing the stated value of such share of Series A-1 preferred stock by the conversion price, $16.246 per share. The conversion price would be reduced if the Company issues common stock at a price lower than the conversion price, or issues an instrument granting the holder rights to purchase common stock at a price lower than the conversion price. Upon the closing of the Going Public Transaction all outstanding shares of Series A-1 preferred stock shall automatically be converted into that number of shares of common stock, subject to a beneficial ownership limitation of 9.99%, determined by dividing the stated value of such share of Series A-1 preferred stock by the conversion price.

Redemption – The Company shall redeem all of the outstanding shares of Series A-1 preferred stock if the Company has not completed the Going Public Transaction by July 26, 2022. The Company would be required to redeem at the aggregate stated value, plus accrued but unpaid dividends, all liquidated damages. Interest shall accrue at the lesser of 12% per annum or the maximum rate permitted by applicable law until the amount is paid in full.

On July 26, 2021, the Company’s board authorized the establishment and designation of 276,582 shares of Series B convertible preferred stock (“Series B preferred stock”) at $0.10 par value.

Terms of the Series B preferred stock are as follows:

Voting – Series B preferred stock shall have no voting rights, however, without the affirmative vote of the majority of the outstanding shares of Series B preferred stock, the Company cannot (a) alter or change adversely the powers, preferences or rights given to the Series B preferred stock, (b) authorize or create any class of stock ranking in priority to as to dividends, redemption or distribution of assets upon a liquidation, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series B preferred stock, or (e) enter into any agreement with respect to any of the above.

Dividends – Holders of each share of Series B preferred stock shall be entitled to receive cumulative dividends until the second anniversary of the Original Issue date of July 26, 2021 at the rate per share (as a percentage of the stated value per share) of 8% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the issuance of such share of Series B preferred stock and on each conversion date in cash, or at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of preferred A-1 shares, or a combination thereof. In accordance with the Series B preferred stock terms, dividends of Series A-1 preferred stock are accrued on a quarterly basis, within additional paid in capital. A total of 6,630 shares at a value of $324,495 have been accrued in additional paid in capital as of the year ended December 31, 2022.

F-34

Liquidation – Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, Series B preferred stock holders shall be entitled to receive out of the assets an amount equal to the Stated Value of $16.246 per share, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due (the preferred liquidation preference), for each share of Series B preferred stock before any distribution or payment shall be made to the holders of any Junior Securities.

Conversion – Each share of Series B preferred stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of common stock determined by dividing the stated value of such share of Series B preferred stock by the conversion price $16.46 per share. The conversion price would be reduced if the Company issues common stock at a price lower than the conversion price or issues an instrument granting the holder rights to purchase common stock at a price lower than the conversion price. Upon the closing of the Going Public Transaction all outstanding shares of Series B preferred stock shall automatically be converted into that number of shares of common stock, subject to a beneficial ownership limitation of 9.99%, determined by dividing the stated value of such share of Series B preferred stock by the conversion price.

Redemption – The Company shall redeem all of the outstanding shares of Series B preferred stock if the Company has not completed the Going Public Transaction by July 26, 2021. The Company would be required to redeem at the aggregate December 31, 2022, and 2021 stated value, plus accrued but unpaid dividends, all liquidated damages. Interest shall accrue at the lesser of 12% per annum or the maximum rate permitted by applicable law until the amount is paid in full.

Anti-Dilution Adjustment – If and whenever the Company issues of sells ordinary shares for a consideration price that is less than the Series B Preferred Shares Conversion Price, then immediately after such Dilutive Issuance, the Conversion Price of the Series B Preferred Shares shall be reduced to equal the Discounted Per Share Ordinary Share Purchase Price and the holders are entitled to receive a number of conversion shares, but in no event shall the Conversion Price become lower than the greater of (i) $2.00 or (ii) 20% of the closing price on the Trading Day immediately prior to the Effective Date.

On July 26, 2021, SharpLink, Inc. completed its merger with Mer Telemanagement Solutions Ltd. (“MTS”) (the “MTS Merger”) and changed its name to SharpLink Gaming Ltd. and commenced trading on NASDAQ under the ticker symbol “SBET.” The MTS Merger was effectuated by a share exchange in which MTS issued shares to SharpLink, Inc. shareholders, resulting in SharpLink, Inc. shareholders owning approximately 86% of the capital stock of SharpLink Gaming Ltd., on a fully-diluted, as-converted basis. The exchange ratio used to determine the number of shares issued to SharpLink, Inc. shareholders was 13.352, which was calculated pursuant to the terms of the Merger Agreement.

At the Company’s Extraordinary General Meeting of Shareholders held on July 21, 2021, the Company’s shareholders approved an Amended and Restated Articles of Association, which was effected upon consummation of the MTS Merger. The Amended and Restated Articles of Association increased the registered share capital to 9,290,000 ordinary shares, 80,000 shares of Series A preferred stock, 260,000 shares of Series A-1 preferred stock and 370,000 shares of Series B preferred stock, each at a par value of $0.20, reflecting the reverse stock split at a ratio of 1-to-2, which became effective on July 26, 2021 immediately prior to the effectiveness of the MTS Transaction.

The terms of the Series A preferred stock, Series A-1 preferred stock and Series B preferred stock authorized by the Company are consistent with the terms of the SharpLink, Inc. Series A preferred stock, Series A-1 preferred stock and Series B preferred stock.

The Company’s equity structure was adjusted for all periods presented in the consolidated statements of shareholders’ equity using the exchange ratio established in the Merger Agreement to reflect the number of shares of the legal parent (the accounting acquiree) issued in the reverse acquisition. Ordinary share par value and additional paid-in capital was adjusted for all periods presented in the consolidated statements of shareholders’ equity to reflect the new par value of ordinary shares after the 1-to-2 reverse stock split.

F-35

The MTS Merger represented a Going Public Transaction. Immediately prior to the MTS Merger, the outstanding shares of the SharpLink, Inc. Series A preferred stock were exchanged for 123,096 shares of Series A-1 preferred stock in the Company. Additionally, the holder of the Series A preferred stock received 70,099 shares of Series A-1 preferred stock in the Company to settle the commitment fee and 369,287 shares of Series B preferred stock in the Company in exchange for $6,000,000 to settle the second tranche commitment.

Subsequent to the July 2021 MTS Merger, the holder of the Series A-1 preferred stock and Series B preferred stock converted 193,195 and 356,806 shares, respectively, to ordinary shares of the Company, each at a 1:1 ratio. Subsequent to the conversion, the holder maintained 12,481 shares of Series B preferred stock through the year ended December 31, 2021, which accrued dividends in Series A-1 preferred stock amounting to 5,474 outstanding as of December 31, 2021. During 2022, the Series B preferred stock accrued additional dividends in Series A-1 preferred stock of 1,156, for total shares outstanding of 6,630 Preferred Series A-1 and 12,481 shares of Series B Preferred Stock as of December 31 2022.

Note 10 – Warrants

Warrant – Advisory Services

On February 1, 2021, SharpLink, Inc. issued a common stock purchase warrant (“warrant”) in exchange for advisory services, which gave the holder the right to purchase up to 63,687 shares of SharpLink, Inc.’s common stock.

The terms of the warrant are as follows:

Voting and Dividends – This warrant does not entitle the holder to any voting rights, dividends or other rights as a shareholder of SharpLink, Inc. prior to the exercise of the warrant.

Exercisability and Termination Dates – The warrant will vest and become exercisable by the holder immediately prior to the Going Public Transaction. If the Going Public Transaction does not occur by August 1, 2022, the warrant will terminate and shall no longer be exercisable by the holder. In the instance that a Going Public Transaction is consummated prior to the initial termination date, the warrant shall be vested, fully exercisable and the termination date shall be extended 5 years from the exercisability date.

Exercise Price – The exercise price per share of common stock under this warrant shall be $0.10.

The warrant is in the scope of ASC 718, Compensation – Stock Compensation, as a share-based payment issued to nonemployees in exchange for services. Compensation costs for a nonemployee share-based payment award with a performance condition, such as the Going Public Transaction, is recognized when the performance condition becomes probable of occurrence, which in SharpLink, Inc.’s case is when the Going Public Transaction is completed. On July 26, 2021, SharpLink, Inc. completed its merger with Mer Telemanagement Solutions Ltd. The warrant vested and became fully exercisable into 85,033 ordinary shares in the Company immediately prior to the MTS Merger. The warrant’s grant date fair value of $2,001,677 was recognized upon the completion of the Going Public Transaction using a Black Scholes option-pricing model with the following assumptions:

Fair value of ordinary shares on grant date	$23.60
Exercise price	$0.10
Expected volatility	58.2%
Expected dividends	0.0%
Expected term (in years)	5.00
Risk-free rate	0.42%

F-36

SharpLink, Inc.’s underlying stock was not publicly traded on the issuance date of the warrant but its fair value was estimated using a straight-line calculation, with the benefit of hindsight, between the fair values determined as of December 31, 2021 and July 26, 2021 of $6.30 per share and $68.00 per share, respectively. SharpLink, Inc.’s underlying stock fair value was determined on December 31, 2021 using recent equity financings and on July 26, 2021 using the Company’s publicly traded share price. The Company determined that the straight-line calculation provides the most reasonable basis for the valuation of the warrant issued on February 1, 2021, because the Company did not identify any single event that occurred during this interim period that would have caused a material change in value.

The Company estimates the volatility of its underlying stock by using an average of the calculated historical volatility of a group of comparable publicly traded stock. The expected dividend yield is calculated using historical dividend amounts and the stock price at the warrant issuance date. The risk-free rate is based on the United States Treasury yield curve in effect at the time of the grant. The expected term is estimated based on contractual terms.

Warrants - MTS

Prior to the MTS Merger, the MTS shareholders approved the issuance of a warrant to the former MTS CEO to acquire 5,833 ordinary shares, at an exercise price of $26.42, which vested and became immediately exercisable upon the consummation of the MTS Merger. The warrant was granted on July 21, 2021 and expires three years after the grant date. The grant date fair value was recognized as an expense upon vesting, which occurred immediately prior to the MTS Merger. The compensation expense related to this warrant was recognized in the MTS financial results immediately prior to the merger and thus is not included in the SharpLink consolidated statement of operations. This warrant does not entitle the holder to any voting rights, dividends or other rights as a shareholder of SharpLink prior to the exercise of the warrant.

Prior to the MTS Merger, the MTS shareholders approved the issuance of a warrant to the former MTS CEO to acquire 2,500 ordinary shares, with a $0 exercise price, which vested and became immediately exercisable upon the consummation of the MTS Merger. The warrant was granted on July 21, 2021 and expires three years after the grant date. The grant date fair value was recognized as an expense upon vesting, which occurred immediately prior to the MTS Merger. The compensation expense related to this warrant was recognized in the MTS financial results immediately prior to the merger and thus is not included in the SharpLink consolidated statement of operations. This warrant does not entitle the holder to any voting rights, dividends or other rights as a shareholder of SharpLink prior to the exercise of the warrant.

Prefunded Warrants and Regular Warrants

On November 16, 2021, the Company entered into a Securities Purchase Agreement with an existing institutional investor pursuant to which the Company agreed to issue and sell, in a registered direct offering, an aggregate of 141,308 of the Company’s ordinary shares at an offering price of $37.50 per share. In addition, the Company sold to the same investor certain prefunded ordinary share purchase warrants (“Prefunded Warrants”) to purchase 125,359 ordinary shares. The Prefunded Warrants were sold at an offering price of $37.40 per warrant share and are exercisable at a price of $0.01 per share. In a concurrent private placement, the Company agreed to issue to the same institutional investor, for each ordinary share and Prefunded Warrant purchased in the offering, an additional ordinary share purchase warrant, each to purchase one ordinary share (“Regular Warrants”). The Regular Warrants are initially exercisable six months following issuance and terminate four years following issuance. The Regular Warrants have an exercise price of $45.00 per share and are exercisable to purchase an aggregate of 266,667 ordinary shares.

The terms of the Prefunded Warrants are as follows:

Voting and Dividends – This warrant does not entitle the holder to any voting rights, dividends or other rights as a shareholder of the Company prior to the exercise of the warrant.

F-37

Vesting Date – November 19, 2021

Termination Date – When the warrant is exercised in full.

The terms of the Regular Warrants are as follows:

Voting and Dividends – This warrant does not entitle the holder to any voting rights, dividends or other rights as a shareholder of the Company prior to the exercise of the warrant.

Vesting Date – May 19, 2022

Termination Date – November 19, 2025

The Prefunded Warrants and Regular Warrants do not require a cash settlement for the warrants. Based on the terms of the agreements, the warrants were freestanding, equity-linked instruments that represented separate units of account. The Company allocated the value of net proceeds from the offering to the ordinary shares and warrants based on relative fair value. The value allocated to the warrants was recorded in Additional Paid-In Capital in the consolidated balance sheets.

The fair value of the Prefunded Warrants and Regular Warrants was determined using a Black Scholes option-pricing model with the following assumptions:

Schedule of assumptions

Prefunded Warrants
Fair value of ordinary shares	$32.50
Exercise price	$0.01
Expected volatility	50.5%
Expected dividends	0.0%
Expected term (in years)	4.00
Risk-free rate	1.03%

 Schedule of assumptions

Regular Warrants
Fair value of ordinary shares	$32.50
Exercise price	$4.50
Expected volatility	50.5%
Expected dividends	0.0%
Expected term (in years)	4.00
Risk-free rate	1.03%

The fair value of ordinary shares was based on the Company’s publicly traded ordinary share price. The Company estimates the volatility of its underlying stock by using an average of the calculated historical volatility of a group of comparable publicly traded stock and the Company’s publicly traded ordinary shares. The expected dividend yield is calculated using historical dividend amounts and the stock price at the warrant issuance date. The risk-free rate is based on the United States Treasury yield curve in effect at the time of the grant. The expected term is estimated based on contractual terms.

F-38

For the year ended December 31, 2022, there have been no issuances of new warrants, no conversion of outstanding warrants, and all warrants outstanding are fully vested:

Schedule of warrant outstanding

	Warrant - advisory services		Warrants - MTS		Prefunded warrants		Regular warrants
	Outstanding	Vested	Outstanding	Vested	Outstanding	Vested	Outstanding	Vested
Beginning balance, December 31, 2021	—	—	8,333	8,333	125,359	125,359	266,667	—
Issued and vested	—	—	—	—	—	—	—	—
Acquired	—	—	—	—	—	—	—	—
Converted to ordinary shares	—	—	—	—	—	—	—	—
Ending balance, December 31, 2022	—	—	8,333	8,333	125,359	125,359	266,667	—

Beginning balance, December 31, 2020	—	—	—	—	—	—	—	—
Issued and vested	1	1	—	—	125,359	125,359	266,667	—
Acquired	—	—	8,333	8,333	—	—	—	—
Converted to ordinary shares	(1)	(1)	—	—	—	—	—	—
Ending balance, December 31, 2021	—	—	8,333	8,333	125,359	125,359	266,667	—

F-39

Note 11 – Fair Value

In accordance with fair value accounting guidance, the Company determines fair value based on the exchange price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The inputs used to measure fair value are classified into the following hierarchy:

Level 1: Unadjusted quoted prices in active markets for identical instruments that are accessible as of the measurement date

Level 2: Other significant pricing inputs that are either directly or indirectly observable

Level 3: Significant unobservable pricing inputs, which result in the use of management’s own assumptions

Assumptions Used in Determining Fair Value of the Commitment Fee at December 31, 2021

The commitment fee, which required the Company to sell to the Series A preferred stock shareholder 369,287 shares of Series B preferred stock for $6,000,000 and to issue Series A-1 preferred stock equal to 3% of the Company’s issued and outstanding capital immediately following the Second Tranche (collectively, the commitment fee and second tranche), required the Company to transfer a variable number of shares outside of its control and is classified as a liability. Liability-classified instruments are recorded at their estimated fair values at each reporting period until they are exercised, terminated, reclassified, or otherwise settled. The Company utilized a Monte Carlo simulation to value the commitment fee. The Company selected this model as it believes it is reflective of all significant assumptions that market participants would likely consider in negotiating the transfer of the commitment fee. Such assumptions include, among other inputs, stock price volatility, risk-free rate, probability of completing a Going Public Transaction, conversion price of the preferred stock and the underlying stock price. The Company’s underlying stock fair value was determined using a straight-line calculation, consistent with the method described for the Warrant – Advisory Services in Note 10. Immediately prior to the MTS Merger, the holder of the Series A preferred stock received 70,099 shares of Series A-1 preferred stock in the Company to settle the commitment fee. The change in the commitment fee was $23,301,206 for the year ended December 31, 2021 and is recorded in commitment fee expense in the consolidated statement of operations. The value of the exchange of the Series A preferred stock for the commitment fee was determined using the quoted-market price of the Company’s stock on the MTS Merger date, $68.00 per ordinary share, on the settlement date of July 26, 2021.

Significant inputs and assumptions used in the valuation model as of December 31, 2021, were as follows:

Schedule of inputs and assumptions of valuation model

Probability of a Going Public Transaction	50.0%
Volatility	58.5%
Stock price of public company at the time of measurement	$6.30
Date of a Going Public Transaction	April 30, 2021
Pro-forma common shares outstanding at Going Public Transaction date	5,207,700

The change in the commitment fee between December 31, 2020 and 2021 consisted of the following:

Schedule of commitment fee

Beginning balance, December 31, 2020	$577,000

Commitment fee expense	23,301,206
Issuance of Series A-1 and B preferred stock in exchange for commitment fee	(23,878,206)

Ending balance, December 31, 2021	$—

F-40

Note 12 – Stock Compensation

During 2020, SharpLink, Inc. approved and adopted the 2020 Stock Incentive Plan (the “2020 plan”), which permits the grant of stock options to its employees, directors and consultants for up to 40,000 shares of SharpLink, Inc. common stock. In connection with the MTS Merger, the Company adopted the 2021 Equity Incentive Plan (the “2021 plan”) and reserved 233,663 ordinary shares of the Company for issuance. The Company believes that awards under the 2020 and 2021 plans better align the interests of its employees with those of its stockholders. Option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant; those options generally vest based on three years of continuous service and have ten-year contractual terms. Certain option and share awards provide for accelerated vesting if there is a change in control, as defined in the plan.

The Company granted 36,000 options under the 2020 plan for the year ended December 31, 2021. In connection with the MTS Merger, the outstanding options were adjusted by the Exchange Ratio of 13.352 pursuant to the Merger Agreement. The Company granted 249,350 and 131,200 options under the 2021 plan for the year ended December 31, 2022 and 2021, respectively. To provide for adequate shares to issue to these employees, certain executives forfeited an aggregate 114,000 options, 36,000 of which were vested. As a result, 78,000 options are deemed to have been forfeited and 36,000 options are deemed to have expired. In accordance with the provisions of ASC 718, all unrecognized stock compensation associated with these forfeited or expired options must be expensed immediately and resulted in the recognition of $1,655,506 in the second quarter of 2022 which would have otherwise been recognized over approximately the next 18 months. As of December 31, 2022, the Company has reserved 543,663 ordinary shares of the Company for issuance. The Company recognized stock compensation expense of $2,486,151 and $1,656,674 for the years ended December 31, 2022 and 2021, respectively.

The fair value of each option award is estimated on the date of grant using a Black Scholes option-pricing model. The Company uses historical option exercise and termination data to estimate the expected term the options are expected to be outstanding. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. The expected dividend yield is calculated using historical dividend amounts and the stock price at the option issue date. The expected volatility is determined using the volatility of peer companies. The Company’s underlying stock has been publicly traded since the date of the MTS Merger. All option grants during the year ended December 31, 2022 and 2021 were granted under the 2021 plan subsequent to the MTS Merger. All option grants made under the SharpLink, Inc. 2020 plan were prior to the MTS Merger. SharpLink, Inc.’s underlying stock was not publicly traded, but was estimated on the date of the grants using valuation methods that consider valuations from recent equity financings as well as future planned transactions.

Schedule of estimates the volatility

	2022	2021

Expected volatility	51.1 - 53.7%	51.0 - 51.8%
Expected dividends	0.0%	0.0%
Expected term (years)	5.5 - 6.0	5.5 - 6.0
Risk-free rate	1.44 - 4.24%	0.79 - 1.24%
Fair value of Ordinary Shares on grant date	$3.10 - $13.30	$10.50 - $32.90

F-41

The summary of activity under the plans as of December 31, 2022, and change during the year ended December 31, 2022 is as follows:

Options	Shares	Weighted average exercise price	Weighted average grant date fair value	Weighted average remaining contractual term	Aggregate intrinsic value
Outstanding as of December 31, 2021 [1]	178,356	$49.60	$-	-	$830,250
Granted [2]	249,650	$10.00	$0.52	-	$-
Exercised	-	$-	$-	-	$-
Forfeited	(100,780)	$54.60	$2.56	-	$-
Expired	(38,314)	$63.70	$-	-	$-

Outstanding as of December 31, 2022	288,912	$11.40	$-	9.3	$7,750
Exercisable as of December 31, 2022	86,672	$14.60	$-	8.7	$7,750

[1]	Equity structure was adjusted for all periods presented using the exchange ratio, 13.352, established in the Go-Public Merger Agreement with Mer Telemanagement Solutions Ltd. to reflect the number of shares of SharpLink, Inc. (the accounting acquiree) issued in the reverse acquisition. See Note 3 in the consolidated financial statements accompanying this Annual Report on Form 10-K for a discussion of the MTS Merger.

Unamortized stock compensation expense of $1,009,269, and $2,375,624, as of December 31, 2022 and 2021 will be amortized through 2025 for 2,022,403 of unvested stock options as of December 31, 2022.

The summary of activity under the plans as of December 31, 2021, and change during the year ended December 31, 2021 is as follows:

Options	Shares	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
Outstanding as of December 31, 2020	48,066	$9.40	-	$
Granted	133,700	$62.10	-		$-
Exercised	(2,592)	$9.40	-		$-
Forfeited	(818)	$20.40	-		$-

Outstanding as of December 31, 2021	178,356	$49.60	9.4		$830,250
Exercisable as of December 31, 2021	65,829	$37.80	9.3		$571,099

F-42

Note 13 – Revenue Recognition

During the year ended December 31, 2022, the Company combined its revenue into the following categories:

	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Software-as-a-service	$353,200	$-	$2,493,685	$-	$2,493,685
Fee revenue	-	-	-	951,196	951,196
Services and other	62,250	3,427,698	-	-	3,843,148
Total	$415,450	$3,427,698	$2,493,685	$951,196	$7,288,029

During the twelve months ended December 31, 2021, the Company combined its revenue into the following categories:

	Affiliate Marketing Services - U.S.	Affiliate Marketing Services -International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Software-as-a-service	$211,528	$-	$2,424,229	$-	$2,635,737
Services and other	-	-	-	-	-
Total	$211,528	$-	$2,424,229	$-	$2,635,757

The Company’s license contracts contain promises to transfer multiple products to the customer. Judgment is required to determine whether each product is considered to be a distinct performance obligation that should be accounted for separately under the contract. We have elected to utilize the “Right to invoice” practical expedient under ASC 606 which allows us to recognize revenue for our performance under the contract for the value which we have provided to the customer during a period of time in our contract with them.

Determining whether licenses are distinct performance obligations that should be accounted for separately, or not distinct and thus accounted for together, requires significant judgment. In some arrangements, such as the Company’s license arrangements, the Company has concluded that the individual licenses are distinct from each other. In others, like the Company’s SaaS arrangements, the software development and final product are not distinct from each other because they are highly integrated and therefore the Company has concluded that these promised goods are a single, combined performance obligation.

The Company is required to estimate the total consideration expected to be received from contracts with customers. In certain circumstances, the consideration expected to be received is fixed based on the specific terms of the contract or based on the Company’s expectations of the term of the contract. Generally, the Company has not experienced significant returns from or refunds to customers. These estimates require significant judgment and the change in these estimates could have an effect on its results of operations during the periods involved.

The Company follows a five-step model to assess each sale to a customer; identify the legally binding contract, identify the performance obligations, determine the transaction price, allocate the transaction price, and determine whether revenue will be recognized at a point in time or over time. Revenue recognized point in time and over time is presented by period below:

F-43

For the year ended December 31, 2022:

	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Point in time	$62,250	$3,427,698	$-	$808,418	$4,298,366
Over time	353,200	-	2,493,685	142,778	2,989,663
Total	$415,450	$3,427,698	$2,493,685	$951,196	$7,288,029

For the year ended December 31, 2021:

	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Over time	211,528	-	2,424,229	-	$2,635,757
Total	$211,528	$-	$2,424,229	$-	$2,635,757

The timing of revenue recognition may differ from the timing of invoicing to customers and these timing differences result in contract advanced billings on the Company’s consolidated balance sheet. The Company has an enforceable right to payment upon invoicing and records contract liabilities when revenue is recognized subsequent to invoicing. The Company recognized unbilled revenue when revenue is recognized prior to invoicing.

The Company recognized contract assets related to direct costs incurred to fulfill the contracts. These costs are primarily labor costs associated with the development of the software. The Company defers these costs and amortizes them into cost of revenues over the period revenues are recognized.

The activity in the contract assets for the years ending December 31, 2022 and 2021 are as follows:

Amount
Balance as of December 31, 2021	$147,913
Labor costs expensed	(483,524)
Labor costs deferred	554,727
Balance as of December 31, 2022	$219,116

The Company’s assets and liabilities related to its contracts with customers were as follows:

Schedule of contract assets and liabilities

	2022	2021

Accounts receivable	$776,530	$793,795
Unbilled revenue (reported in accounts receivable)	47,000	162,760
Contract assets	219,116	147,913
Contract liabilities	(2,166,451)	(308,058)

F-44

The activity in the contract liabilities for the years ending December 31, 2022 and 2021 are as follows:

Amount
Balance as of December 31, 2021	$(308,058)
SportsHub acquired balance	(3,574,285)
Revenue recognized or reclassified	2,846,755
Deferred revenue	(1,130,863)
Balance as of December 31, 2022	$(2,166,451)

All contract liabilities at December 31, 2022 and 2021 were recognized as revenue or expected to be recognized within the next fiscal year. All other activity in contract liabilities is due to the timing of invoice in relation to the timing of revenue as described above.

Contracted but unsatisfied performance obligations were approximately $850,000 and $3,246,000 as of December 31, 2022 and 2021, respectively, of which the Company expects to recognize the entire amount in revenue over the next year.

Payment terms and conditions vary by contract type, although terms generally include a requirement of payment within 30 days. In instances where the timing of revenue recognition differs from the timing of invoicing, the Company has determined that its contracts generally do not include a significant financing component. The primary purpose of invoicing terms is to provide customers with simplified and predictable ways of purchasing the Company’s products and services, and not to facilitate financing arrangements.

The Company had two customers that accounted for approximately 45% of revenue in 2022. There was $572,621 due from these customers at December 31, 2022.

The Company had four customers that accounted for approximately 49% of revenue in 2021. There was $456,460 due from these customers at December 31, 2021.

Note 14 – Segment Information

The Company has four operating segments: Affiliate Marketing Services – United States, Affiliate Marketing Services – International, Sports Gaming Client Services and SportsHub Games Network. Each operating segment is also a reportable segment. The Enterprise Telecom Expense Management (“Enterprise TEM”) business unit is reflected in discontinued operations (see Note 16). The Enterprise TEM and Affiliate Marketing Services – International segments are a result of the MTS Merger and FourCubed Acquisition, respectively, in 2021. The Enterprise TEM segment will not be presented going forward due to its sale on December 31, 2022.

The Affiliate Marketing Services – United States segment operates a performance marketing platform which owns and operates state-specific web domains designed to attract, acquire and drive local sports betting and casino traffic directly to the Company’s sportsbook and casino partners which are licensed to operate in each respective state. The Company earns a commission from sportsbooks and casino operators on new depositors directed to them via our proprietary D2P websites in America. In addition, this segment provides sports betting data (e.g., betting lines) to sports media publishers in exchange for a fixed fee.

The Affiliate Marketing Services – International segment is an iGaming and affiliate marketing network, focused on delivering quality traffic and player acquisitions, retention and conversions to global iGaming operator partners worldwide in exchange for a commission (cost per acquisition or portion of net gaming revenues) paid to the Company by the partners for the new players referred to them.

F-45

The Sports Gaming Client Services segment provides its clients with development, hosting, operations, maintenance, and service of free-to-play games and contests. These relationships can be either software-as-service (“SaaS”) arrangements that are hosted by SharpLink and accessed through its clients’ websites or other electronic media; or software licenses that allow the client to take the software on premise.

The SportsHub Games Network segment owns and operates a variety of real-money fantasy sports and sports simulation games and mobile apps on its platform; and is licensed or authorized to operate in every state in the United States where fantasy sports play is legal and in which SportsHub has elected to operate based on the financial viability of operating there.

The Enterprise TEM segment is a global provider of solutions for telecommunications expense management, enterprise mobility management, call usage and accounting software. The segment’s TEM solutions allow enterprises and organizations to make smarter choices with their telecommunications spending at each stage of the service lifecycle, including allocation of cost, proactive budget control, fraud detection, processing of payments and spending forecasting. The Enterprise TEM segment is reflected as discontinued operations in 2022 and 2021 and was sold in December 2022. (See Note 16.)

Any intercompany revenues or expenses are eliminated in consolidation. All of the Company’s operating revenues and expenses, other than those excluded from Adjusted EBITDA as detailed below, are allocated to the Company’s reportable segments. The Company defines and calculates Adjusted EBITDA as net loss before the impact of interest income or expense, income tax provision, and depreciation and amortization, and further adjusted for stock compensation expense, transaction expenses, commitment fee expense and impairment expense, as described in the reconciliation below.

A measure of segment assets and liabilities has not been currently provided to the Company’s chief operating decision maker and is therefore not presented below.

Summarized financial information for the Company’s reportable segments as of and for the years ended December 31, 2022 and 2021 is shown below:

2022
	Affiliate Marketing Services - United States	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Enterprise TEM	Total

Revenue	$415,450	$3,427,698	$2,493,685	$951,196	$-	$7,288,029
Cost of revenues	141,736	2,127,555	3,119,178	765,965	-	6,154,434
Income (loss) from operations	(9,471,593)	(5,026,352)	(1,027,484)	48,912	-	(15,476,517)
Income from discontinued operations	-	-	-	-	70,024	70,024
Net income (loss)	$(9,183,309)	$(5,135,517)	$(1,027,484)	$42,908	$70,024	$(15,303,402)

F-46

2021
	Affiliate Marketing Services - United States	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Enterprise TEM	Total

Revenue	$211,528	$-	$2,424,229	$-	$-	$2,635,757
Cost of revenues	64,070	-	2,871,049	-	-	2,935,119
Income (loss) from operations	(32,773,402)	-	(696,428)	-	-	(33,469,830)
Loss from discontinued operations	-	-	-	-	(22,174,305)	(22,174,305)
Net income (loss)	$(32,774,152)	$-	$(696,427)	$-	$(22,174,305)	$(55,644,135)

Summarized revenues by country in which the Company operated for the years ended December 31, 2022 and 2021 is shown below:

December 31, 2022	Affiliate Marketing Services - United States	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Enterprise TEM	Total

United States	$415,450	$-	$2,493,685	$951,196	$-	$3,860,331
Rest of World	-	3,427,698	-	-	-	3,427,698
Revenues	$415,450	$3,427,698	$2,493,685	$951,196	$-	$7,288,029

December 31, 2021

United States	$211,528	$-	$2,424,229	$-	$-	$2,635,757
Rest of World	-	-	-	-	-	-
Revenues	$211,528	$-	$2,424,229	$-	$-	$2,635,757

The Company does not have material tangible long-lived assets in foreign jurisdictions.

The Company’s Affiliate Marketing Services International and Sports Gaming Client Services segment derives a significant portion of its revenues from several large customers. The table below presents the percentage of consolidated revenues derived from the two segments:

F-47

Schedule of consolidated revenues

	2022		2021

Customer A	35%		15%
Customer B	10%		10%
Customer C	*	%	10%
Customer D	*	%	14%

*	Revenue from customer was less than 10% for the years ended December 31, 2022 and 2021.

Note 15 – Income Taxes

Deferred tax assets and liabilities from continuing operations as of December 31, 2022 and 2021 consist of the following:

Schedule of Deferred tax assets and liabilities

	2022	2021
Deferred tax assets
Net operating losses	$4,891,195	$8,927,213
Research and development tax credit	95,597	30,429
Nonqualified stock options	100,373	334,519
Equipment	8,885	1,256
Goodwill	285,511	14,088
Bad debts	—	120,608
Intangible Assets	713,206	—
Accrued expenses and other	117,511	425,327
Business interest expense	—	—

Gross deferred tax assets	6,212,278	9,853,440
Valuation allowance	(6,218,484)	(9,728,975)
Net deferred tax assets	$(6,206)	$124,465

Deferred tax liabilities
Intangible assets	—	(130,046)
Goodwill	—	—

Deferred tax liabilities	—	(130,046)

Net deferred tax liability	$(6,206)	$(5,558)

As of December 31, 2022, the Company maintained a valuation allowance against certain deferred tax assets to reduce the total to an amount management believed was appropriate. Realization of deferred tax assets is dependent upon sufficient future taxable income during the periods when deductible temporary differences and carryforwards are expected to be available to reduce taxable income.

F-48

As of December 31, 2022, the Company has a federal tax net operating loss carryforward of $21,500,845, which will be available to offset future taxable income indefinitely. The Company has net operating loss carryforwards in various states. The net tax effected value of those state net operating loss carryforwards is $376,018. The state net operating loss carryforwards will begin to expire in 2035 and are available to offset future taxable income or reduce taxes payable through 2040. The Company also has net operating loss carryforwards in foreign jurisdictions of approximately $30,000,000. For the Enterprise TEM division that is classified in discontinued operations (see Note 16), the net operating losses carryforwards have been discontinued due to the sale of MTS on December 31, 2022.

The foreign net operating losses related to operations in Israel and Hong Kong that can be carried forward indefinitely. The Company has US federal and state research and development tax credits of $95,597 as of December 31, 2022, that will be available to offset future tax liabilities. Research and development tax credits will begin to expire in 2029. A company’s ability to utilize a portion of its net operating loss carryforwards to offset future taxable income may be subject to certain limitations under Section 382 of the Internal Revenue Code due to changes in the equity ownership of the Company. The Company has not completed a formal Section 382 analysis. In addition, future changes in ownership as defined in Section 382 of the Internal Revenue Code could put limitations on the availability of the net operating loss carryforwards. The Company has deferred assets of $6,683 related to discontinued operations.

The provision for (benefit from) income taxes charged to income for the years ended December 31, 2022 and 2021 consist of the following:

Schedule of income tax expenses benefits

	2022	2021

US current tax expense	$10,718	$2,999
Foreign current tax expense	—	—
US deferred tax expense (benefit)	648	1,172

Provision for income tax expenses (benefit)	$11,366	$4,171

A reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate is as follows:

Schedule of Effective tax rate

	2022		2021

Income tax benefit at federal statutory rate	$(3,288,865)	21.0%	$(11,678,252)	21.0%
State and local income taxes net of federal tax benefit	(83,610)	0.5%	(267,103)	0.5%
Rate differentials	—	0.0%	(4,020)	0.0%
Meals and entertainment, non-deductible expenses and tax-exempt income	(44,073)	-0.1%	72,503	-0.1%
Incentive stock option expense	61,851	-0.1%	59,055	-0.1%
Nondeductible goodwill impairment	167,130	-8.2%	4,551,259	-8.2%
Nondeductible commitment fee	—	-8.8%	4,893,253	-8.8%
PPP loan forgiveness income	—	0.0%	—	0.0%
NQO Cancellations	680,002	0.0%	—	0.0%
Financial Statement True Up	(5,919)	0.0%	—	0.0%
Change in provision for uncertain tax positions	—	0.0%	1,177	0.0%
Change in valuation allowance	2,524,850	-4.3%	2,376,299	-4.3%

Provision for income tax expenses (benefit)	$11,366	0.0%	$4,171	0.0%

F-49

The Company has not provided any additional U.S. federal or state income taxes or foreign withholding taxes on the undistributed foreign earnings or basis differences as such differences have been considered indefinitely reinvested in the business. The determination of the amount of the unrecognized deferred tax liability related to the undistributed earnings is not practicable because of the complexities associated with its hypothetical calculation.

The Company files income tax returns in the U.S. federal jurisdiction, Minnesota, and various other states. The Company is not subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2018. The Company also files in Israel, Hong Kong and other foreign jurisdictions. The Company is not subject to audit in periods prior to 2018 in Israel and 2016, in Hong Kong The other foreign jurisdictions have various tax examination periods. It is difficult to predict the final timing and resolution of any particular uncertain tax position. Based on the Company’s assessment of many factors, including past experience and complex judgements about future events, the Company does not currently anticipate significant changes in its uncertain tax positions over the next 12 months.

The following presents the change in accrued uncertain tax positions:

Schedule of accrued uncertain tax positions

Beginning balance, December 31, 2021	$131,100
Uncertain tax position additions	0
Removal for amount related to discontinued operations	(131,100)
Ending balance, December 31, 2022	$0

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as additional income tax expense. During the years ended December 31, 2022 and 2021, the Company did not recognize material income tax expense related to interest and penalties. The Company’s uncertain tax position balance from continuing operations was $0 at December 31, 2022. The balance from the prior year relates to the MTS discontinued operations and will not be reported in continuing operations.

Note 16 – Discontinued Operation

In accordance with ASC 205-20 Presentation of Financial Statements: Discontinued Operations, a disposal of a component of an entity or a group of components of an entity is required to be reported as discontinued operations if the disposal represents a strategic shift that has (or will have) a major impact on an entity’s operations and financial results when the components of an entity meets the criteria in ASC paragraph 205-20-45-10. In the period in which the component meets the held for sale or discontinued operations criteria the major assets, other assets, current liabilities and non-current liabilities shall be reported as a component of total assets and liabilities separate from those balances of the continuing operations. At the same time, the results of all discontinued operations, less applicable income taxes (benefit), shall be reported as components of net income (loss) separate from the income (loss) of continuing operations.

In June 2022, the Company’s Board of Directors approved management to enter into negotiations to sell MTS. The Company negotiated a Share and Asset Purchase Agreement with the transaction completed on December 31, 2022. The majority of the assets of the primary reporting unit within MTS were sold. The assets and liabilities remaining post transaction are in the process of winding down subsequent to the year ended December 31, 2022. Accordingly, the assets and liabilities of the MTS business are separately reported as assets and liabilities from discontinued operations as of December 31, 2022 and December 31, 2021. The results of operations and cash flows of MTS for all periods are separately reported as discontinued operations.

F-50

The Company’s Enterprise TEM operating segment entered into contracts with customers to license the rights to use its software products and to provide maintenance, hosting and managed services, support and training to customers. Certain software licenses require customization. The Company sells its products directly to end-users and indirectly through resellers and operating equipment managers, who are considered end users. In June 2022, the Company’s Board of Directors approved management to enter into negotiations to sell MTS. The Company negotiated a Share and Asset Purchase Agreement with the transaction completed on December 31, 2022.

The Enterprise TEM operating segment’s performance obligations are satisfied either overtime (managed services and maintenance) or at a point in time (software licenses). Professional services rendered after implementation are recognized as performed. Software license revenue is recognized when the customer has access to the license and the right to use and benefit from the license. Many of the Enterprise TEM operating segment’s agreements include software license bundled with maintenance and supports. The Company allocates the transaction price for each contract to each performance obligation identified in the contract based on the relative standalone selling price (SSP). The Company determines SSP for the purposes of allocating the transaction price to each performance obligation by considering several external and internal factors including, but not limited to, transactions where the specific element sold separately, historical actual pricing practices in accordance with ASC 606, Revenues from Contracts with Customers. The determination of SSP requires the exercise of judgement. For maintenance and support, the Company determines the SSP based on the price at which the Company sells a renewal contract.

In accordance with the approval by the Company’s Board of Directors to sell MTS, management undertook an impairment assessment of MTS’ intangible assets and goodwill. Management concluded that the intangible assets of customer relationships and developed technology and its goodwill were impaired and recorded an impairment charge of $1,224,671 in the results for the twelve months ended December 31, 2022, as adjusted post-sale transaction. The impairment charge was determined based on an assessment of the realization of assets, the ultimate disposition of liabilities and the related carrying value of assets. The impairment charge has been included in the Income from Discontinued Operations, net of tax line item in the consolidated statement operations for the year ended December 31, 2022.

A reconciliation of the major classes of line items constituting the loss from discontinued operations, net of income taxes as presented in the consolidated statements of operations for the twelve months ended December 31, 2022 and 2021 is summarized in the table below.

	2022	2021
Revenues	$3,734,000	$1,515,848
Cost of Revenues	1,900,000	933,986
Gross Profit	1,834,000	581,862

Operating Expenses
Selling, general, and administrative expenses	1,515,000	1,032,042
Goodwill and intangible asset impairment expenses	1,224,000	21,722,213

Total operating expenses	2,739,000	22,754,255

Operating Loss from Discontinued Operations	(905,000)	(22,172,393)

Other Income and Expense
Interest income	6,000	-
Gain on disposal of subsidiary	997,000	-
Total other income and expense	1,003,000	-

Net Income Before Income Taxes from discontinued operations	98,000	(22,172,393)
Provision for income tax expenses for discontinued operations	27,976	1,912
Net Income (Loss)	$70,024	$(22,174,305)

F-51

The following table presents a reconciliation of the carrying amounts of major classes of assets and liabilities of the Company classified as discontinued operations as of December 31, 2022 and December 31, 2021. Included in total assets as of December 31, 2022 and 2021 is a deferred tax asset of $6,683 and $7,474, respectively, each of which had a full valuation allowance, for a net effect of zero.

Carrying amounts of major classes of assets included as part of discontinued operations:

	December 31, 2022	December 31, 2021
Current Assets
Cash	$648,000	$690,181
Restricted cash	-	1,025,029
Accounts receivable, net of allowance	191,000	137,405
Prepaid expenses and other current assets	187,000	248,594
Equipment, net	5,000
Other assets	279,000
Total current assets	$1,310,000	$2,101,209
Non-current assets
Equipment, net	-	$16,505
Other assets	-	283,632
Intangibles and goodwill	-	1,287,921
Total non-current assets	$-	$1,588,058

Carrying amounts of major classes of liability included as part of discontinued operations

	December 31, 2022	December 31, 2021
Current liabilities
Accrued expenses	$374,879	$1,902,477
Contract liabilities	2,000	896,933
Other current liabilities	838,274	534,323
Total current liabilities	$1,215,153	$3,333,733

Non-current liabilities
Other long-term liabilities	-	365,977
Total liabilities	$1,215,213	$3,699,710

Total assets and liabilities of discontinued operations are presented as current assets from discontinued operations and current liabilities from discontinued operations as of December 31, 2022 on the consolidated balance sheets. Included in the consolidated statement of cash flows for the years ended December 31, 2022 and 2021 were the following, respectively: net cash generated by (used for) operating activities – discontinued operations of $533,133 and ($215,879), net cash generated by (used for) investing activities – discontinued operations of ($10,423) and $1,932,000, net cash generated by financing activities, zero and zero, respectively.

F-52

Note 17 – Loss Per Share

The calculation of loss per share and weighted-average shares of the Company’s ordinary shares outstanding for the periods presented are as follows:

	December 31, 2022	December 31, 2021
Net loss from continuing operations	$(15,303,402)	$(33,469,830)
Less: discount accretion on series A preferred stock	—	(373,560)
Less: dividend accretion on series A preferred stock	—	(91,192)
Less: dividends on series B preferred stock	(8,862)	(315,632)
Net loss from continuing operations available to ordinary shareholders	(15,312,264)	(34,250,214)

Net income (loss) from discontinued operations, net of tax, available to ordinary shareholders	70,024	(22,174,305)
Net loss available to ordinary shareholders	$(15,242,240)	$(56,424,519)

Basic and diluted weighted-average shares outstanding	2,488,477	1,430,031

Basic and diluted:
Net loss from continuing operations per share	$(6.15)	$(23.95)
Net income (loss) from discontinued operations per share	0.03	(15.51)
Net loss per share	$(6.12)	$(39.46)

The MTS Merger was accounted for as a reverse acquisition. In accordance with ASC 805, Business Combinations, the equity structure in the consolidated financial statements following a reverse acquisition reflects the equity structure of the legal acquirer (MTS), including the equity interests issued by the legal acquirer to effect the business combination. For periods prior to the MTS Merger date, the weighted-average number of ordinary shares outstanding represents the legal acquiree’s (SharpLink, Inc.) historical weighted-average number of ordinary shares multiplied by the exchange ratio calculated pursuant to the MTS Merger Agreement of 13.352.

The redeemable convertible preferred stock is a participating security, whereby if a dividend is declared to the holders of ordinary shares, the holders of preferred stock would participate to the same extent as if they had converted the preferred stock to ordinary shares.

For the periods presented, the following securities were not required to be included in the computation of diluted shares outstanding:

Schedule of computation of diluted shares outstanding

	2022	2021
Stock options	288,912	178,357
Series A-1 preferred stock	6,630	5,474
Series B preferred stock	12,481	12,481
Earnout	—	58,775
MTS warrants	8,333	8,333
Prefunded warrants	125,359	125,359
Regular warrants	266,667	266,667
Total	708,383	655,446

F-53

Note 18 – Related Party Transactions

Through December 21, 2022, SportsHub Games Network (“Affiliate”) owned approximately 40% of the outstanding ordinary shares of the Company. The Affiliate has historically paid direct expenses incurred by the Company’s subsidiary, STI, which includes salaries and related expenses for the employees of STI. The Affiliate collects cash on behalf of the STI’s revenue generating activities. The excess of revenue collected by the Affiliate over the expenses paid by the Affiliate is recorded as a distribution to the Affiliate. Distribution per share has been excluded from disclosure within the consolidated statement of shareholders’ equity as only the Affiliate received the distribution. The Company has generated a payable to the Affiliate for expenses paid on behalf of STI in excess of cash collected by the Affiliate on behalf of STI’s revenue generating activities, which is recorded in Due to Affiliate in the consolidated balance sheet.

Alpha Capital Anstalt (“Alpha”) is an investor in the Company, which owns ordinary shares, Series A-1 preferred stock, Series B preferred stock, regular warrants and prefunded warrants. Alpha has a voting interest in the Company of less than 10%, but has an ownership interest in the Company that exceeds 10%. The Company has entered into financing arrangements with Alpha, as disclosed in Notes 9 and 10 to the consolidated financial statements. In February 2023, the Company entered into a convertible note financing arrangement with Alpha for $4.4 million. See Note 19.

The Company uses Hays Companies (“Hays”) as an insurance broker. Hays is considered a related party as an executive of Hays serves on the board of directors for the Company. The Company paid $1,198,710 and $728,986 for the years ending December 31, 2022 and 2021, respectively for insurance coverage brokered by Hays. The Company’s director earned no commissions for the placement of these policies.

The Company leases office space in Canton, Connecticut from CJEM, LLC (CJEM), which is owned by an executive of the Company. The Company paid rent expense of $38,400 in years ending December 31, 2022 and 2021.

Note 19 – Subsequent Events

On January 20, 2023, the Company held an Extraordinary General Meeting of Shareholders and approved a reverse share split of the Company’s ordinary shares, par value NIS 0.06 per share, by a ratio of up to and including 20:1, to be effective at the ratio and on a date to be determined by the Company’s Board of Directors; and amendments to the Company’s Amended and Restated Articles and Memorandum of Association to effect such reverse share split.

On February 13, 2023, SharpLink, Inc. (the “Borrower”), a Minnesota corporation and wholly owned subsidiary of the Company, entered into a Revolving Credit Agreement (the “2023 Revolving Credit Agreement”) with Platinum Bank, a Minnesota banking corporation (the “Lender”) and executed a revolving promissory note of $7,000,000 (the “2023 Revolving Note”).

The 2023 Revolving Credit Agreement provides for a two-year revolving line of credit (the “2023 Credit Line”) in the original principal amount of $7,000,000. The annual rate of interest to accrue on the outstanding principal balance of the 2023 Credit Line shall be annum interest rate equal to the prime rate plus 50 basis points, with such rate to be adjusted on and effective as of the same day the prime rate changes. The Borrower is subject to normal and customary representations and covenants, including the delivery of audited annual financial statements within 120 days of its fiscal year end.

As previously disclosed, on December 22, 2022, the Company consummated a transaction with SHGN Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and SportsHub Games Network, Inc., a Delaware corporation. As a result, SportsHub Games Network, Inc. merged with and into SHGN Acquisition Corp., with SHGN Acquisition Corp. remaining as the surviving corporation and wholly owned subsidiary of the Company. After the merger, SHGN Acquisition Corp. (“New Borrower”) entered the following agreements with the Lender to assume the loans of SportsHub Games Network, Inc. (“Existing Borrower”).

F-54

●	On February 13, 2023, the New Borrower as successor by merger to Existing Borrower, LeagueSafe Management, LLC, a Minnesota limited liability company (“LeagueSafe”), Virtual Fantasy Games Acquisition, LLC, a Minnesota limited liability company (“Virtual Fantasy,” and together with LeagueSafe, collectively, the “Guarantors”) entered into a consent, assumption and second amendment agreement with the Lender. LeagueSafe and Virtual Fantasy were the Existing Borrower’s subsidiaries, and as a result of the merger, became the New Borrower’s subsidiaries.

●	On February 13, 2023, the New Borrower also executed an amended and restated term promissory note payable to the Lender in the principal amount of $1,267,199, which amended and restated the term promissory note dated as of June 9, 2020, executed by the Existing Borrower and payable to the Lender in the original principal amount of $2,000,000.

●	On February 13, 2023, the New Borrower, LeagueSafe and Virtual Fantasy (together with LeagueSafe, the “Pledgors”) entered into a consent, assumption and third amendment agreement with the Lender.

●	On February 13, 2023, the New Borrower also executed an amended and restated revolving promissory note payable to the Lender in the principal amount of $5,000,000, which amended and restated the term promissory note dated as of June 9, 2020, executed by the Existing Borrower and payable to the Lender in the original principal amount of $5,000,000.

On February 15, 2023, the Company also issued to Alpha the Warrant to purchase 880,000 ordinary shares of the Company at an initial exercise price of $8.75. The Warrant is exercisable in whole or in part, at any time on or after February 15, 2023 and before February 15, 2028. The Exercise Price of the Warrant is subject to an initial reset immediately prior to the Company’s filing of a proxy statement that includes the Shareholder Approval Proposal to the lower of $8.75 and the average of the five Nasdaq Official Closing Prices immediately preceding such date the. The Warrant includes a beneficial ownership blocker of 9.99%. As a result, the exercise price has been reset to $4.0704, the average of the five Nasdaq Official Closing Prices immediately preceding April 14, 2023, the date the Company filed its preliminary proxy statement which included the Shareholder Proposal. The Warrant provides for adjustments to the Exercise Price, in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions. In the event the Company, at any time while the Warrants are still outstanding, issues or grants any right to re- price, ordinary shares or any type of securities giving rights to obtain ordinary shares at a price below Exercise Price, Alpha shall be extended full-ratchet anti-dilution protection on the Warrants (reduction in price, only, no increase in number of Warrant Shares, and subject to customary Exempt Transaction issuances), and such reset shall not be limited by the Floor Price.

On March 10, 2023, Silicon Valley Bank (“SVB”) was placed into the hands of receivers at the FDIC. On this date, SharpLink had approximately $336,000 USDs held in SVB. The FDIC has insured depositors up to $250,000 held in their account. Since that date, SVB has announced they have been acquired and have resumed most normal operations. As of April 3, 2023, we had approximately $140,000 held in SVB.

As previously disclosed, on April 23, 2023, the Company effected a one-for-ten (1:10) reverse share split of all the Company’s share capital and adopted amendments to its Memorandum of Association and Second Amended and Restated Articles of Association (“M&AA”) whereby the Company (i) decreased the number of issued and outstanding ordinary shares, nominal value NIS 0.60 per share, from 26,881,244 to 2,688,541; (ii) reduced the total number of the Company’s authorized shares under its M&AA from 92,900,000 ordinary shares, nominal value NIS 0.06 per share, to 9,290,000 ordinary shares, nominal value NIS 0.60 per share; and (ii) decreased by a ratio of one-for-ten (1:10) the number of retrospectively issued and outstanding ordinary shares. Proportional adjustments for the reverse stock split were made to the Company’s outstanding stock options, warrants and equity incentive plans. All share and per-share data and amounts have been retrospectively adjusted as of the earliest period presented in the financial statements to reflect the reverse stock split.

F-55

UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2023

SHARPLINK GAMING LTD.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30, 2023	December 31, 2022
	(unaudited)	(audited)
Assets
Current Assets
Cash	$31,874,620	$39,324,529
Restricted cash	10,785,568	11,132,957
Accounts receivable, net of allowance for credit losses of $0 and $0, respectively	1,360,528	776,530
Unbilled receivables	195,234	47,000
Contract assets	68,602	219,116
Deferred Prize Expense	2,655,276	356,158
Prepaid expenses and other current assets	1,183,250	744,275
Current assets from discontinued operations	537,000	1,310,000
Total current assets	48,660,078	53,910,565

Investment, cost	200,000	200,000
Equipment, net	55,782	60,218
Right-of-use asset - operating lease	280,532	230,680
Intangibles
Intangible assets, net	3,804,864	3,727,933
Goodwill	6,916,095	6,916,095
Total assets	$59,917,351	$65,045,491

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable and accrued expenses	$2,365,789	$2,125,707
Contract liabilities	5,633,004	2,166,451
Prize liability	5,843,661	6,061,434
Customer deposits	34,455,925	42,171,589
Line of credit	4,994,090	4,120,651
Current portion of long-term debt	1,042,436	1,018,918
Current portion of convertible debt, net of discount of $350,001 and $0, respectively, warrant discount of $1,027,450 and $0, respectively, accrued interest of $130,192 and $0, respectively	3,830,778	-
Current portion of lease liability	57,441	31,070
Current liabilities from discontinued operations	821,497	1,215,213
Total current liabilities	59,044,621	58,911,033

Long-Term Liabilities
Deferred tax liability	24,689	6,206
Debt, less current portion	2,408,735	2,931,698
Lease liability, less current portion	223,800	210,037
Total liabilities	61,701,845	62,058,974

Commitments and Contingencies
Stockholders’ Equity
Ordinary shares, $0.20 par value; authorized shares 9,290,000 issued and outstanding shares: 2,688,541	537,731	537,731
Series A-1 preferred stock, $0.20 par value; authorized shares: 260,000; issued and outstanding shares: 7,130 and 6,630, respectively; liquidation preference: $115,834 and $138,414, respectively	1,426	1,326
Series B preferred stock, $0.20 par value; authorized shares: 370,000; issued and outstanding shares: 12,481 liquidation preference: $528,908 and $595,245	2,496	2,496
Treasury stock, nine ordinary shares at cost	(29,000)	(29,000)
Additional paid-in capital	77,582,031	76,039,604
Accumulated deficit	(79,879,178)	(73,565,641)
Total stockholders’ equity (deficit)	(1,784,494)	2,986,517
Total liabilities and stockholders’ equity	$59,917,351	$65,045,491

See accompanying notes to these condensed consolidated financial statements.

F-56

SHARPLINK GAMING LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	For the Three Months Ended,		For the Six Months Ended,
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Revenues	$3,257,357	$1,751,255	$6,647,748	$3,647,590
Cost of revenues	2,292,045	1,661,241	4,338,795	2,930,143
Gross profit	965,312	90,014	2,308,953	717,447

Operating expenses
Selling, general, and administrative expenses	3,748,509	3,729,746	7,419,926	6,559,638
Goodwill and intangible asset impairment expenses	-	-	-	4,726,000
Total operating expenses	3,748,509	3,729,746	7,419,926	11,285,638
Operating loss	(2,783,197)	(3,639,732)	(5,110,973)	(10,568,191)

Other income and expense
Interest income	376,842	11,188	649,263	23,502
Interest expense	(379,943)	(34,034)	(717,364)	(54,418)
Other expense	(76,644)		(76,644)
Change in fair value of convertible debenture	(422,808)	-	(678,037)	-
Total other income and expense	(502,553)	(22,846)	(822,782)	(30,916)

Net loss before income taxes	(3,285,750)	(3,662,578)	(5,933,755)	(10,599,107)
Provision for income tax expenses	6,408	700	37,149	700
Net loss from continuing operations	(3,292,158)	(3,663,278)	(5,970,904)	(10,599,807)
Net loss from discontinued operations, net of tax	(149,000)	(1,147,654)	(294,000)	(1,255,654)

Net loss	$(3,441,158)	$(4,810,932)	$(6,264,904)	$(11,855,461)

Numerator for basic and diluted net loss per share:
Net loss from continuing operations available to ordinary shareholders	$(3,341,490)	$(3,665,525)	$(6,021,185)	$(10,605,648)
Net loss from discontinued operations available to ordinary shareholders	(149,000)	(1,147,654)	(294,000)	(1,255,654)
	(3,490,490)	(4,813,179)	(6,315,185)	(11,861,302)

Denominator for basic and diluted net loss per share:
Weighted average shares outstanding	2,813,900	2,361,974	2,813,900	2,361,974

Net loss per share - Basic and diluted
Net loss from continuing operations per share	$(1.19)	$(1.55)	$(2.14)	$(4.49)
Net loss from discontinued operations per share	(0.05)	(0.49)	(0.10)	(0.53)
Net loss per share	$(1.24)	$(2.04)	$(2.24)	$(5.02)

See accompanying notes to these condensed consolidated financial statements.

F-57

SHARPLINK GAMING LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2023 AND 2022

(UNAUDITED)

	Ordinary shares		Series A-1 preferred stock		Series B preferred stock		Additional Paid-In	Treasury	Accumulated	Total shareholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	stock	deficit	equity

Balance, December 31, 2021	2,236,615	$447,346	5,474	$1,094	12,481	$2,496	$72,101,783	$(29,000)	$(58,332,263)	$14,191,456

Net loss	-	-	-	-	-	-	-	-	(7,044,529)	(7,044,529)
Stock-based compensation expense	-	-	-	-	-	-	380,685	-	-	380,685
Dividends on Series B preferred stock in Series A-1 preferred stock	-	-	-	-			-
Balance, March 31, 2022	2,236,615	447,346	5,474	1,094	12,481	2,496	72,482,468	(29,000)	(65,376,792)	7,527,612
Net loss	-	-	-	-	-	-	-	-	(4,810,932)	(4,810,932)
Stock-based compensation expense	-	-	-	-	-	-	1,864,841	-	-	1,864,841
Dividends on Series B preferred stock in Series A-1 preferred stock	-	-	407	82			(82)
Balance, June 30, 2022	2,236,615	$447,346	5,881	$1,176	12,481	$2,496	$74,347,227	$(29,000)	$(70,187,724)	$4,581,521

Balance, December 31, 2022	2,688,541	$537,731	6,630	$1,326	12,481	$2,496	$76,039,605	$(29,000)	$(73,565,641)	$2,986,517
Net loss	-	-	-	-	-	-	-	-	(2,823,746)	(2,823,746)
Stock-based compensation expense	-	-	-	-	-	-	152,034	-	-	152,034
Warrants issued in conjunction with convertible debenture	-	-	-	-	-	-	1,174,229	-	-	1,174,229
Dividends on Series B preferred stock in Series A-1 preferred stock	-	-	250	50	-	-	(50)	-	-	-
Balance, March 31, 2023	2,688,541	537,731	6,880	1,376	12,481	2,496	77,365,818	(29,000)	(76,389,387)	1,489,034
Net loss	-	-	-	-	-	-	-	-	(3,441,158)	(3,441,158)
Stock-based compensation expense	-	-	-	-	-	-	167,630	-	-	167,630
Deemed dividend on Series B preferred stock anti-dilutive provision	-	-	-	-	-	-	48,633	-	(48,633)	-
Dividends on Series B preferred stock in Series A-1 preferred stock	-	-	250	50	-	-	(50)	-	-	-
Balance, June 30, 2023	2,688,541	$537,731	7,130	$1,426	12,481	2,496	$77,582,031	$(29,000)	$(79,879,178)	$(1,784,494)

See accompanying notes to these condensed consolidated financial statements.

F-58

SHARPLINK GAMING LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Six Months Ended June 30,
Includes cash flow activities from both continuing and discontinued operations	2023	2022

Operating activities
Net loss from continuing operations	$(5,970,904)	$(10,599,807)
Net loss from discontinued operations, net of tax	$(294,000)	$(1,255,654)
Net loss	$(6,264,904)	$(11,855,461)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation and amortization	395,849	586,750
Amortization of loan costs	5,438	-
Amortization of warrant and debt discount	196,778	-
Amortization of prepaid stock issued for services	86,000	-
Change in fair value of convertible debenture	678,037	-
Accrued interest on convertible debenture	130,192	-
Deferred tax expense	18,483	698
Stock-based compensation expense	319,664	2,245,526
Non-cash lease expense	(9,718)
Write-off of amounts related to acquisition of FourCubed	-	4,726,000
Gain on disposal of equipment	-	(480)
Changes in assets and liabilities
Accounts receivable	(583,998)	(21,873)
Unbilled receivable	(148,234)	(20,375)
Contract assets	150,514	72,509
Deferred prize expense	(2,299,118)	-
Prepaid expenses and other current assets	(524,975)	(122,329)
Accounts payable and accrued expenses	240,082	(107,475)
Contract liabilities	3,466,553	(256,313)
Customer deposits and other current liabilities	(7,848,153)	-

Net cash (used for) operating activities – continuing operations	(11,991,510)	(4,752,823)
Net cash provided by (used for) operating activities - discontinued operations	(53,000)	818,355
Net cash (used for) operating activities	(12,044,510)	(3,934,468)

Investing activities
Proceeds from sale of equipment	-	4,993
Payments relating to the acquisition of FourCubed	-	(441,523)
Capital expenditures for equipment	(10,978)	(7,919)
Capital expenditures for internally developed software	(457,366)	(69,116)

Net cash used for investing activities	(468,344)	(513,565)
Net cash used for investing activities – discontinued operations	-	(10,443)
Net cash used for investing activities - continuing operations	(468,344)	(524,008)

Financing activities
Proceeds from convertible debenture	4,000,000	-
Proceeds from debt	-	3,250,000
Proceeds from line of credit	879,349	-
Repayments of debt	(503,293)	(248,598)
Payments of debt issue costs	(7,500)	(25,431)
Net cash generated by financing activities - continuing operations	4,368,556	2,975,971

Net change in cash and restricted cash	(8,144,298)	(1,482,505)

Cash and restricted cash, beginning of period	51,105,486	7,780,671
Less cash from discontinued operations	301,000	1,276,129
Cash and restricted cash, end of period	42,660,188	$5,022,037

Reconciliation of Cash and Restricted Cash
Cash	$31,874,620	$5,022,037
Restricted cash	10,785,568	-
Total cash and restricted cash	$42,660,188	$5,022,037

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	286,898	50,671
Cash paid for taxes	63,934	19,916
Extension of maturity of operating lease liability	77,742	-

Non-cash financing activities
Deemed dividend on Series B preferred stock	48,633	-
Discount on convertible debenture and purchase warrant	1,574,229	-
Dividends on Series B preferred stock in Series A-1 preferred stock	1,648	7,784

See accompanying notes to these condensed consolidated financial statements.

F-59

SHARPLINK GAMING LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2023 AND 2022

Note 1 - Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared by SharpLink Gaming Ltd. (the “Company,” “SharpLink,” formerly Mer Telemanagement Services or “MTS”, “we,” or “our”), pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). In the opinion of the Company, the foregoing statements contain all adjustments, consisting only of normal recurring adjustments necessary to present fairly the financial position of the Company as of June 30, 2023 and December 31, 2022, its results of operations and cash flows for the six months ended June 30, 2023 and 2022. The condensed consolidated balance sheet as of December 31, 2022, has been derived from the audited consolidated financial statements as of that date. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts therein. Due to the inherent uncertainty involved in making estimates, actual results in future periods may differ from the estimates.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted pursuant to rules and regulations of the SEC. Accordingly, the condensed consolidated financial statements do not include all information and footnotes required by GAAP for complete financial statement presentation. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and the notes thereto for the year ended December 31, 2022, which are included the Company’s Annual Report on Form 10-K filed with the SEC on April 5, 2023 and the Form 10-K/A filed with the SEC on July 14, 2023.

Nature of Business

The Company is an Israeli-based corporation. SharpLink is a leading online technology company that connects sports fans, leagues and sports websites to relevant and timely sports betting and iGaming content. SharpLink uses proprietary, intelligent, online conversion technology and direct-to-player (“D2P”) performance marketing strategies to convert sports fans into sports bettors and online casino game players for licensed, online sportsbook and casino operators. Further, SharpLink, through its SportsHub Gaming Network (“SportsHub”) reporting unit, owns and operates an online gaming business that primarily facilitates daily and seasonal peer-to-peer fantasy contests for its end users. The Company also operates a website that provides a variety of services to private fantasy league commissioners, including secure online payment options, transparent tracking and reporting of transactions, payment reminders, in-season security of league funds, and facilitation of prize payouts. SportsHub was acquired by the Company on December 22, 2022.

On July 26, 2021, SharpLink, Inc. completed its merger with Mer Telemanagement Solutions Ltd. (the “MTS Merger”), which changed its name to SharpLink Gaming Ltd. and commenced trading on NASDAQ under the ticker symbol “SBET.” As a result of the MTS Merger, SharpLink, Inc. shareholders owned 86% of the Company, on a fully diluted and as-converted basis, which represented a majority of the voting shares. Additionally, immediately following the closing of the MTS Merger, legacy MTS directors and officers agreed to resign, pursuant to an Agreement and Plan of Merger, dated as of July 26, 2021 (“MTS Merger Agreement”). SharpLink, Inc.’s executives became officers of the Company and new members were appointed to the board of directors. The MTS Merger represented a reverse acquisition in which SharpLink, Inc. was the accounting acquirer and legacy MTS was the accounting acquiree. The Company applied the acquisition method of accounting to the identifiable assets and liabilities of legacy MTS, which were measured at estimated fair value as of the date of the business combination.

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Reverse Share Split

On April 23, 2023, the Company effected a one-for-ten (1:10) reverse share split of all the Company’s share capital and adopted amendments to its Memorandum of Association and Second Amended and Restated Articles of Association (“M&AA”) whereby the Company (i) decreased the number of issued and outstanding ordinary shares, nominal value NIS 0.60 per share, from 26,881,244 to 2,688,541; (ii) reduced the total number of the Company’s authorized shares under its M&AA from 92,900,000 ordinary shares, nominal value NIS 0.06 per share, to 9,290,000 ordinary shares, nominal value NIS 0.60 per share; and (ii) decreased by a ratio of one-for-ten (1:10) the number of retrospectively issued and outstanding ordinary shares. Proportional adjustments for the reverse stock split were made to the Company’s outstanding stock options, warrants and equity incentive plans. All share and per-share data and amounts have been retrospectively adjusted as of the earliest period presented in the financial statements to reflect the reverse stock split.

Reclassifications

Certain reclassifications were made to the balance sheet as of December 31, 2022 to conform to the June 30, 2023 method of presentation. Certain reclassifications were made to the consolidated statements of operations for the six months ended June 30, 2022 to conform to the June 30, 2023 method of presentation. These reclassifications had no effect on reported total current assets, total assets, total current liabilities, total liabilities, total stockholder’s equity, or revenues.

Note 2 - Going Concern

In the pursuit of SharpLink’s long-term growth strategy and the development of its fan activation and conversion software and related businesses, the Company has sustained continued operating losses. During the six months ended June 30, 2023 and June 30, 2022, the Company had a net loss from continuing operations of $5,970,904 and $10,599,807 respectively; and cash used in operating activities from continuing operations of $11,991,510 and $4,752,823, respectively. To fund anticipated future planned losses from operations, on February 13, 2023, the Company entered into a Securities Purchase Agreement (the “SPA”) with Alpha Capital Anstalt (“Alpha”), a current shareholder of the Company, on February 14, 2023, pursuant to which the Company issued to Alpha an 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture (the “Debenture”) in the aggregate principal amount of $4,400,000 for a purchase price of $4,000,000. In addition, on February 13, 2023, SharpLink, Inc., a Minnesota corporation and wholly owned subsidiary of the Company, entered into a Revolving Credit Agreement with Platinum Bank, a Minnesota banking corporation and executed a revolving promissory note of $7,000,000.

The Company is continually evaluating strategies to obtain the required additional funding for future operations. These strategies may include, but are not limited to, equity financing, issuing, or restructuring debt, entering into other financing arrangements, and restructuring operations to grow revenues and decrease expenses. The Company may be unable to access further equity or debt financing when needed or obtain additional liquidity under acceptable terms, if at all. As such, these factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period.

The unaudited condensed consolidated financial statements do not include any adjustments to the carrying amounts and classification of assets, liabilities, and reported expenses that may be necessary if the Company were unable to continue as a going concern.

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Note 3 - New Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In August 2020, the FASB issued ASU 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging— Contracts in Entity’s Own Equity (Subtopic 815-40). ASU 2020-06 simplifies the accounting for convertible debt and convertible preferred stock by removing the requirements to separately present certain conversion features in equity. In addition, the amendments in the ASU also simplify the guidance in ASC 815-40, Derivatives and Hedging: Contracts in Entity’s Own Equity, by removing certain criteria that must be satisfied in order to classify a contract as equity, which is expected to decrease the number of freestanding instruments and embedded derivatives accounted for as assets or liabilities. Finally, the amendments revise the guidance on calculating earnings per share, requiring use of the if-converted method for all convertible instruments and rescinding an entity’s ability to rebut the presumption of share settlement for instruments that may be settled in cash or other assets. The Company adopted ASU 2020-06 on January 1, 2023 and was applied to the Company’s accounting for its convertible debenture and warrants (see Note 8).

In June 2016 and subsequently amended in March 2022, the FASB issued ASC 326, Financial Instruments – Credit Losses (Topic 326): Measurements of Credit Losses on Financial Instruments (“ASC 326”), which replaces the existing incurred loss model with a current expected credit loss (“CECL”) model that requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The Company would be required to use a forward-looking CECL model for accounts receivables, guarantees and other financial instruments. The Company adopted ASC 326 on January 1, 2023 and ASC 326 did not have a material impact on its consolidated financial statements as the Company has not had any historical credit losses.

Note 4 - Additional Balance Sheet Information

Equipment, net

Equipment consists of computers, furniture and fixtures and is presented net of accumulated depreciation of $116,148 and $100,733 as of June 30, 2023 and December 31, 2022, respectively. Depreciation expense for the three months ended June 30, 2023 and 2022 was $5,387 and $6,119 respectively and $15,414 and $12,790 for the six months ended June 30, 2023 and 2022, respectively.

Intangible assets, net

Intangible assets, net of accumulated amortization as of June 30, 2023 and December 31, 2022 consisted of the following:

	Weighted-average
	amortization period	Cost, Net of	Accumulated
	(years)	Impairment	Amortization	Net
Balance, June 30, 2023
Customer relationships	5 - 10	$2,643,000	$486,273	$2,156,727
Acquired technology	3 - 5	1,438,700	1,239,766	198,934
Tradenames	6	640,000	56,740	583,260
Internally developed software	5	973,283	371,966	601,317
Software in development	N/A	264,626	-	264,626
		$5,959,609	$2,154,745	$3,804,864

Balance, December 31, 2022
Customer relationships	5 – 10	$2,643,000	$280,636	$2,362,364
Acquired technology	3 - 5	1,437,050	1,201,739	235,311
Tradenames	6	640,000	3,405	636,595
Internally developed software	5	749,147	288,530	460,617
Software in development	N/A	33,046	-	33,046
		$5,502,243	$1,774,310	$3,727,933

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Amortization expense on intangible assets was $192,316 and $271,771 for the three months ended June 30, 2023 and 2022, respectively, and $380,435 and $570,213 for the six months ended June 30, 2023 and 2022, respectively.

Goodwill

Goodwill as of June 30, 2023 and December 31, 2022 consisted of the following:

	Sports Gaming Client Services	Sports Hub Gaming	Affiliate Marketing Services - International	Total
Balance as of December 31, 2022	$381,000	$4,919,928	$1,615,167	$6,916,095
Goodwill	-	-	-	-
Less: Impairment charges	-	-	-	-
Balance as of June 30, 2023	$381,000	$4,919,928	$1,615,167	$6,916,095

Note 5 - Acquisitions

SportsHub Games Network, Inc. (“SportsHub”)

Description of the Transaction

On December 22, 2022, SharpLink, through its wholly owned subsidiary, SHGN Acquisition Corp (“Acquirer” or the “Merger Subsidiary”) acquired all of the outstanding capital stock of SportsHub (the “SportsHub Acquisition”), via an Agreement and Plan of Merger, dated as of September 6, 2022 (the “SportsHub Merger Agreement”). In accordance with the terms of the SportsHub Merger Agreement between the Acquirer, SportsHub and an individual acting as the SportsHub stockholders’ representative (the “Stockholder Representative”):

●	SharpLink issued an aggregate of 431,926 ordinary shares to the equity holders of SportsHub, on a fully diluted basis, including 377,985 ordinary shares actually issued on December 22, 2022 and an additional aggregate of 53,941 shares being held in escrow as well as shares held in escrow for indemnifiable losses and for the reimbursement of expenses incurred by the Stockholder Representative in performing his duties pursuant to the SportsHub Merger Agreement. An additional aggregate of 40,585 ordinary shares were reserved for future issuance, including 23,714 ordinary shares reserved for SportsHub shareholders who had yet to provide the applicable documentation required in connection with the SportsHub Acquisition and were issued in June 2023 when the documentation was available. 13,975 ordinary shares underlying the options and 2,896 ordinary shares underlying the warrants have not been issued.

●	SportsHub merged with and into the Merger Subsidiary, with the Merger Subsidiary remaining as the surviving corporation and wholly owned subsidiary of SharpLink.

●	SportsHub, which owned 889,380 ordinary shares of SharpLink prior to the merger, distributed those shares to its stockholders immediately prior to the consummation of the Merger. These shares were not part of the purchase consideration.

●	SharpLink assumed $5,387,850 of SportsHub’s debt as purchase consideration.

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Identification of Accounting Acquirer

The transaction was accomplished through a direct acquisition, whereby SHGN Acquisition Corp effectively acquired all of the outstanding capital stock of SportsHub, as a result of which SHGN Acquisition Corp obtained control over SportsHub. Therefore, SHGN Acquisition Corp has been determined to be the acquirer in the transaction, and SportsHub the acquiree.

Determining the Acquisition Date

The Acquirer obtained control of SportsHub following the exchange of consideration on December 22, 2022. Thus, the closing date of December 22, 2022 was the acquisition date.

Purchase Price

The purchase price is based on SharpLink’s closing share price of $2.90 on December 22, 2022 and 472,513 of ordinary shares as well as the fair value of Seller’s term loan of $1,267,199 and line of credit of $4,120,651. The following table represents the purchase consideration paid in the SportsHub Acquisition:

Description	Amount
Fair Value of Equity Consideration	$1,370,287
Fair Value of Seller Platinum Line of Credit and Loan	5,387,850
Total Purchase Price	$6,758,137

Purchase Price Allocation

The SportsHub Acquisition assets and liabilities were measured at fair values as of December 22, 2022, primarily based on the valuation determined by an independent valuation, which were based on income-based method and relief from royalty method. Estimates of fair value represent management’s best estimate of assumptions about future events and uncertainties, including significant judgments related to future cash flows, discount rates, competitive trends, margin and revenue growth assumptions, including royalty rates and customer attrition rates and others. Inputs used were generally obtained from historical data supplemented by current and anticipated market conditions and growth rates expected as of the acquisition date.

The fair value of the assets acquired and liabilities assumed as of December 22, 2022 were as follows:

Assets:
Cash	$38,255,266
Restricted cash	10,604,004
Accounts receivable	186,712
Prepaid expenses and other current assets	1,916,932
Equipment	11,953
Other long-term assets	95,793
Intangible assets	2,390,000
Total Assets	$53,460,660

Liabilities:
Accrued expenses	$284,345
Deferred tax liabilities	48,775
Deferred revenue	3,574,285
Other current liabilities	47,657,117
Other long-term liabilities	106,705
Total liabilities	$51,671,227

Net assets acquired, excluding goodwill	$1,789,433

Goodwill	4,968,703

Purchase consideration for accounting acquiree	$6,758,137

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The fair value, as determined by assumptions that market participants would use in pricing the assets, and weighted average useful life of the identifiable intangible assets are as follows:

		Weighted Average
	Fair Value	Useful Life (Years)
Customer relationships	$1,550,000	5
Trade names	640,000	6
Acquired technology	200,000	5
	$2,390,000

The excess of consideration for the acquisition over the fair value of net assets acquired was recorded as goodwill and derived from the market price of the shares at the time of the SportsHub Acquisition. The goodwill created in the acquisition is not expected to be deductible for tax purposes.

As of June 30, 2023, the calculation and allocation of the purchase price to tangible and intangible assets and liabilities is preliminary, as the Company is still in the process of accumulating all of the required information to finalize the opening balance sheet and calculations of intangible assets.

Transaction Costs

SharpLink’s transaction costs incurred in connection with the SportsHub Acquisition were $83,866 for the year ended December 31, 2022. These costs were primarily comprised of professional fees, recorded in selling, general and administrative expenses in the consolidated statement of operations. The transaction costs are not expected to be deductible for tax purposes.

Unaudited Pro Forma Information

The following unaudited supplemental pro forma financial information presents the financial results for the six months ended June 30, 2022 as if the SportsHub Acquisition had occurred on January 1, 2022. The pro forma financial information includes, where applicable, adjustments for: (i) additional amortization expense of $220,889 would have been recognized related to the acquired intangible assets in 2022 and (ii) transaction costs and other one-time non-recurring costs which reduced expenses by $83,866 in 2022.

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The pro forma financial information excludes adjustments for estimated cost synergies or other effects of the integration of SportsHub:

June 30, 2022

Revenues	$5,699,941

Loss from continuing operations	(11,617,505)
Less: dividends accrued on series B preferred stock	(5,841)
Net loss from continuing operations available to ordinary shareholders	(11,623,346)

Net income (loss) from discontinued operations, net of tax, available to ordinary shareholders	(1,255,654)
Net loss available to ordinary shareholders	(12,879,000)

Basic and diluted:
Net loss from continuing operations per share	$(4.92)
Net loss from discontinued operations per share	(0.53)
Net loss per share	$(5.45)

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved had the SportsHub Acquisition been completed as of the date indicated or the results that may be obtained in the future.

Note 6 – Line of Credit

The Company, through the SportsHub Acquisition, has available a variable rate (8.75% as of June 30, 2023) bank line of credit for $5,000,000, expiring June 15, 2025. There was $5,000,000 outstanding as of June 30, 2023.

On February 13, 2023, the Company entered into a Revolving Credit Agreement with Platinum Bank (the “Lender”) and executed a variable rate (8.75% as of June 30, 2023) revolving promissory note of $7,000,000, expiring January 26, 2025. As collateral, the Company granted a security interest in and to all of the Company’s right, title and interest in certain assets on account at Platinum Bank, together with all financial assets, security entitlements with respect to such financial assets, investment property, securities and other property, to secure the payment and performance of the revolving credit agreement. The Company incurred $7,500 in debt issuance costs to be amortized over the term of the revolving note. There were no borrowings under the line of credit as of June 30, 2023.

Note 7 - Debt

On January 31, 2022, FourCubed Acquisition Company, LLC (“FCAC”), a wholly owned subsidiary of the Company, entered into a $3,250,000 term loan agreement with Platinum Bank. The agreement bears annual interest at a rate of 4% and requires a fixed monthly payment of $59,854, consisting of principal and interest, through the term loan’s maturity, which is January 31, 2027. The Company capitalized $25,431 of loan initiation fees associated with the agreement which are presented net within debt on the consolidated balance sheet and amortized on a method which approximates the effective interest method to interest expense on the consolidated statement of operations.

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The remaining principal balance outstanding on the term loan is $2,393,691 as of June 30, 2023, of which $632,599 is due within the next year. In addition to customary non-financial covenants, the term loan requires FCAC to maintain a minimum quarterly debt service coverage ratio, defined as adjusted EBITDA divided by debt service (interest expense and mandatory debt principal repayment) of 1.20. The Company was in compliance with the debt service coverage ratio as of June 30, 2023.

Included in the SportsHub Acquisition was a $2,000,000 term loan agreement with a financial institution. The agreement bears annual interest at a rate of 5.50% percent and requires a fixed monthly payment of $38,202, consisting of principal and interest, through the term loan’s maturity, which is December 9, 2025. Included in the term loan liability is $29,975 of loan initiation fees associated with the agreement which are presented net within debt on the consolidated balance sheet and amortized on a method which approximates the effective interest method to interest expense on the consolidated statement of operations. The remaining principal balance outstanding on the term loan is $1,071,007 as of June 30, 2023, of which $409,745 is due within the next year.

A summary of the debt agreements is noted below:

June 30, 2023

Note Payable – Bank, $2,000,000 principle, secured by assets of SportsHub	$1,071,007
Note Payable – Bank, $3,250,000 principle, secured by assets of FCAC	2,393,691
3,464,698
Less unamortized debt issuance costs	13,527
Less current portion	1,042,436
Long-term debt	$2,408,735

The outstanding amount of debt as of June 30, 2023, matures by year as follows:

Year	Amount
For the remaining six months ended December 31, 2023	515,152
2024	1,066,714
2025	1,120,272
2026	700,256
2027	62,304
3,464,698

The term loan contains a parent company guaranty, which states that the Company will enter into a guaranty agreement in favor of FCAC, pursuant to which the Company will guarantee the repayment of the loan, not later than 30 days following the Company’s anticipated redomicile to the United States.

Note 8 - Convertible Debenture and Warrant

Convertible Debenture, at Fair Value

The Company accounts for convertible debentures using an amortized cost model. The discount for warrants, the Original Issuance Discount (“OID”) and the initial allocation of fair value of compound derivatives reduce the initial carrying amount of the convertible notes. The carrying value is accreted to the stated principal amount at contractual maturity using the effective-interest method with a corresponding charge to interest expense. Debt discounts are presented on the consolidated balance sheets as a direct deduction from the carrying amount of that related debt.

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The Company made an irrevocable election at the time of issuance of the Debenture to record the Debenture at its fair value (the “Fair Value Option”) with changes in fair value recorded through the Company’s consolidated statements of operations within other income (expense) at each reporting period. The Fair Value Option provides the Company a measurement basis election for financial instruments on an instrument-by-instrument basis.

On February 14, 2023, the Company entered into the SPA with Alpha, a current shareholder of the Company, pursuant to which the Company issued to Alpha, an 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture (the “Debenture”) in the aggregate principal amount of $4,400,000 for a purchase price of $4,000,000 on February 15, 2023. The Debenture is convertible, at any time, and from time to time, at Alpha’s option, into ordinary shares of the Company (the “Conversion Shares”), at an initial conversion price equal to $7.00 per share, subject to adjustment as described below and in the Debenture (the “Conversion Price”). In addition, the Conversion Price of the Debenture was subject to an initial reset immediately prior to the Company’s filing of a registration statement covering the resale of the underlying shares to the lower of $7.00 and the average of the five Nasdaq Official Closing Prices immediately preceding such date (the “Reset Price”). The registration statement on Form S-1 (file No.: 333-271396) was filed on April 21, 2023, and as a result, the Reset Price is now $4.1772. The initial adjustment of the Conversion Price to the Reset Price had a floor price of $3.00 (the “Floor Price”).

Commencing November 1, 2023 and continuing on the first day of each month thereafter until the earlier of (i) February 15, 2026 (the “Maturity Date”) and (ii) the full redemption of the Debenture (each such date, a “Monthly Redemption Date”), the Company will redeem $209,524 plus accrued but unpaid interest, and any amounts then owing under the Debenture (the “Monthly Redemption Amount”). The Monthly Redemption Amount will be paid in cash; provided, that the Company may elect to pay all or a portion of a Monthly Redemption Amount in ordinary shares of the Company, based on a conversion price equal to the lesser of (i) the then Conversion Price of the Debenture and (ii) 80% of the average of the VWAPs (as defined in the Debenture) for the five consecutive trading days ending on the trading day that is immediately prior to the applicable Monthly Redemption Date. The Company may also redeem some or all of the then outstanding principal amount of the Debenture at any time for cash in an amount equal to the then outstanding principal amount of the Debenture being redeemed plus accrued but unpaid interest, liquidated damages and any amounts then owing under the Debenture. These monthly redemption and optional redemptions are subject to the satisfaction of the Equity Conditions (as defined in the Debenture).

The Debenture initially accrues interest at the rate of 8% per annum for the first 12 months from the February 15, 2023, at the rate of 10% per annum for the ensuing 12 months, and thereafter until Maturity, at the rate of 12%, Interest may be paid in cash or ordinary shares of the Company or a combination thereof at the option of the Company; provided that interest may only be paid in shares if the Equity Conditions (as defined in the Debenture) have been satisfied, including Shareholder Approval. The Debenture includes a beneficial ownership blocker of 9.99%. The Debenture provides for adjustments to the Conversion Price in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain Fundamental Transactions. In the event the Company, at any time while the Debentures is outstanding, issues or grants any right to re-price, ordinary shares or any type of securities giving rights to obtain ordinary shares at a price below the Conversion Price, Alpha shall be extended full-ratchet anti-dilution protection (subject to customary Exempt Transaction issuances), and such reset shall not be limited by the Floor Price.

At the time of execution, on February 14, 2023, the Company recorded an initial debt discount of $383,333 based on the allocation of fair value for the Debenture, which will be amortized into interest expense over term of the Debenture. For the period from February 14 through June 30, 2023, the Company recognized ($678,037) change in fair value of the convertible Debenture which is reflected in Other income and expense in the condensed consolidated statement of operations and $50,000 for the amortization of the OID, which is included in interest expense on the condensed consolidated statement of operations.

The following provides a summary of the Convertible Debenture recorded at fair value as of June 30, 2023:

Principle amount of convertible debenture at issuance:	$4,400,000
Less:
Unamortized discount for warrants	1,027,450
Unamortized discount for OID	350,001
Accrued interest expense	(130,192)
Change in fair value	(678,037)
Balance of convertible debenture as of June 30, 2023:	3,830,778

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Purchase Warrant

On February 15, 2023, the Company also issued to Alpha a warrant (the “Warrant”) to purchase 880,000 ordinary shares of the Company at an initial exercise price of $8.75 (the “Warrant Shares,” and, together with the Conversion Shares, and any other ordinary shares of the Company that may otherwise become issuable pursuant to the terms of the Debenture and Warrant, the “Underlying Shares”). The Warrant is exercisable in whole or in part, at any time on or after February 15, 2023 and before February 15, 2028. The exercise price of the Warrant was subject to an initial reset immediately prior to the Company’s filing of a proxy statement that included a shareholder proposal to approve the issuance of Underlying Share in excess of 19.99% of the issued and outstanding ordinary shares on the Closing Date (the “Shareholder Proposal”) to the lower of $8.75 and the average of the five Nasdaq Official Closing Prices immediately preceding such date the. As a result, the exercise price has been reset to $4.0704, the average of the five Nasdaq Official Closing Prices immediately preceding April 14, 2023, the date the Company filed its preliminary proxy statement which included the Shareholder Proposal. The Warrant includes a beneficial ownership blocker of 9.99%. The Warrant provides for adjustments to the exercise price, in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions.

In the event the Company, at any time while the Warrant is still outstanding, issues or grants any right to re-price, ordinary shares or any type of securities giving rights to obtain ordinary shares at a price below exercise price, Alpha shall be extended full-ratchet anti-dilution protection on the Warrant (reduction in price, only, no increase in number of Warrant Shares, and subject to customary Exempt Transaction issuances), and such reset shall not be limited by the Floor Price.

At the time of execution, the Company classified the Warrant as an equity contract and performed an initial fair value measurement. As the Warrant was issued with the sale of the Debenture, the value assigned to the Warrant was based on an allocation of proceeds, subject to the allocation to the Debenture. The Company recorded a debt discount for the Warrant of $1,174,229, based on the Black Scholes option-pricing model which was calculated independently of the fair value of the Debenture, and recorded the Warrant as additional paid in capital in the condensed consolidated balance sheet as of June 30, 2023. Amortization of the debt discount amounted to $146,778 for the period ended June 30, 2023 and is included in interest expense on the condensed consolidated statements of operations.

Note 9 - Fair Value

In accordance with fair value accounting guidance, the Company determines fair value based on the exchange price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The inputs used to measure fair value are classified into the following hierarchy:

Level 1: Unadjusted quoted prices in active markets for identical instruments that are accessible as of the measurement date

Level 2: Other significant pricing inputs that are either directly or indirectly observable

Level 3: Significant unobservable pricing inputs, which result in the use of management’s own assumptions

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As disclosed in Note 8, the Debenture and the Warrant were reported at fair value, with changes in fair value of the Debenture recorded through the Company’s condensed consolidated statements of operations as other income (expense) for the six months ended June 30, 2023.

The following table sets forth the Company’s consolidated financial assets and liabilities measured at fair value by level within the fair value hierarchy at June 30, 2023:

	Convertible Debenture	Purchase Warrant
Level I	$-	$-
Level II	$-	$-
Level III	$3,830,778	$1,174,229
Total	$3,830,778	$1,174,229

The following table presents a reconciliation of the beginning and ending balances of the Debenture measured at fair value on a recurring basis that uses significant unobservable inputs (Level 3) and the related expenses and losses recorded in the consolidated statement of operations during the six months ended June 30, 2023.

Fair Value, December 31, 2022	$-
Issuance of convertible debenture	2,825,771
Accretion for discount for warrants	146,778
Accretion for discount for OID	50,000
Interest expense	130,192
Change in fair value	678,037
Fair Value, June 30, 2023	$3,830,778

The fair value of the Debenture was determined using a Monte Carlo Simulation (“MCS”) which incorporates the probability and timing of the consummation of a Fundamental Transaction event and conversion of the Debenture as of the valuation date.

The MCS implied a discount rate at issuance that resulted in a total value to the debenture and warrants that equated to the transaction proceeds. This discount rate was 75.28% at issuance, and was calibrated to the June 30, 2023 valuation date by comparing the B rated commercial paper credit spread at both dates. B spreads as follows:

Issuance February 14, 2023	4.13%
Fair Value June 30, 2023	2.21%

At June 30, 2023, the Company valued the Debenture using a Monte Carlo Simulation model using the value of the underlying stock price of $2.98, exercise price of $8.75, expected dividend rate of 0%, risk-free interest rate of 4.53% and volatility of 53.0%. The Company estimated the term of the warrant to be 2.63 years.

Note 10 - Convertible Preferred Stock

On December 23, 2020, the SharpLink, Inc. board authorized the establishment and designation of 900 shares of 8% convertible preferred stock (“Series A preferred stock”) at $0.10 par value. Additionally, the SharpLink, Inc. board reserved 415,000 shares of common stock issuable upon the conversion of the shares of Series A preferred stock. On December 23, 2020, SharpLink, Inc. entered into a securities purchase agreement with an investor to issue 200 shares of Series A preferred stock for $2,000,000 (“First Tranche”).

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Terms of the Series A Preferred Stock are as follows:

Voting – Series A preferred stock has equal rights to vote on all matters submitted to a vote of the Ordinary Shares (on an as-converted basis, but only up to the number of votes equal to the number of Ordinary Shares into which the Preferred Shares would be convertible pursuant to the Beneficial Ownership Limitation), however, without the affirmative vote of the majority of the outstanding shares of Series A preferred stock, SharpLink, Inc. cannot (a) alter or change adversely the powers, preferences or rights given to the Series A preferred stock, (b) authorize or create any class of stock ranking in priority to as to dividends, redemption or distribution of assets upon a liquidation, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series A preferred stock, or (e) enter into any agreement with respect to any of the above.

Dividends – Holders of each share of Series A preferred stock shall be entitled to receive cumulative dividends at the rate per share (as a percentage of the stated value per share) of 8% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the issuance of such share of Series A preferred stock and on each conversion date in cash, or at SharpLink, Inc.’s option, in duly authorized, validly issued, fully paid and non-assessable shares of common stock, or a combination thereof.

Liquidation – Upon any liquidation, dissolution or winding-up of SharpLink, Inc., whether voluntary or involuntary, Series A preferred stock holders shall be entitled to receive out of the assets an amount equal to the stated value of $100 per share, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due (the preferred liquidation preference), for each share of Series A preferred stock before any distribution or payment shall be made to the holders of any Junior Securities.

Conversion – Each share of Series A preferred stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of common stock determined by dividing the stated value of such share of Series A preferred stock by the conversion price, $22.80 per share. The conversion price would be reduced if SharpLink, Inc. issues common stock at a price lower than the conversion price or issues an instrument granting the holder rights to purchase common stock at a price lower than the conversion price. As defined in the certificate of designations of the Series A preferred stock and upon the date the SharpLink common stock is listed or quoted on any trading market (the “Going Public Transaction,”), all outstanding shares of Series A preferred stock shall automatically be converted into that number of shares of common stock, subject to a beneficial ownership limitation of 9.99%, determined by dividing the stated value of such share of Series A preferred stock by the conversion price.

Second Tranche – Immediately prior to completing the Going Public Transaction, SharpLink, Inc. shall sell to the current Series A preferred stock shareholder not less than $5,000,000 of preferred stock.

Commitment Fee – Immediately following the Second Tranche, SharpLink, Inc. shall issue preferred stock equal to the greater of either 15% of the aggregate of the First and Second Tranche or 3% of the Company’s issued and outstanding capital.

Redemption – SharpLink, Inc. shall redeem all of the outstanding shares of Series A preferred stock if SharpLink, Inc. has not completed the Going Public Transaction by December 23, 2021. SharpLink, Inc. would be required to redeem at the aggregate stated value, plus accrued but unpaid dividends, all liquidated damages. Interest shall accrue at the lesser of 12% per annum or the maximum rate permitted by applicable law until the amount is paid in full. SharpLink, Inc. accretes the carrying value of the Series A preferred stock to the full redemption value ratably until December 23, 2021.

On June 15, 2021, the Company entered into the first amendment to the securities purchase agreement, which amended the following terms:

Second Tranche – Amended to provide that immediately prior to completing the Going Public Transaction, SharpLink, Inc. shall sell to the current Series A preferred stock shareholder Series B preferred stock for $6,000,000.

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Commitment Fee – Amended to provide that immediately following the Second Tranche, SharpLink, Inc. shall issue Series A-1 Preferred Stock equal to 3% of the issued and outstanding capital of the Company.

On July 23, 2021, the Company entered into the second amendment to the securities purchase agreement, which amended the following terms:

Second Tranche – Amended to provide that immediately prior to completing the Going Public Transaction, SharpLink, Inc. shall sell to the current Series A preferred stock shareholder 276,582 shares of Series B preferred stock for $6,000,000.

On July 26, 2021, the Company’s board authorized the establishment and designation of 52,502 shares of Series A-1 Preferred Stock at $0.10 par value.

Terms of the Series A-1 Preferred Stock are as follows:

Voting – Series A-1 Preferred Stock has equal rights to vote on all matters submitted to a vote of the Ordinary Shares (on an as-converted basis, but only up to the number of votes equal to the number of Ordinary Shares into which the Preferred Shares would be convertible pursuant to the Beneficial Ownership Limitation), however, without the affirmative vote of the majority of the outstanding shares of Series A-1 Preferred Stock, the Company cannot (a) alter or change adversely the powers, preferences or rights given to the Series A-1 Preferred Stock, authorize or create any class of stock ranking in priority to as to dividends, redemption or distribution of assets upon a liquidation, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series A-1 Preferred Stock, or (e) enter into any agreement with respect to any of the above.

Liquidation – Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, Series A-1 Preferred Stock holders shall be entitled to receive out of the assets an amount equal to the stated value of $16.246 per share, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due (the preferred liquidation preference), for each share of Series A-1 Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities.

Conversion – Each share of Series A-1 Preferred Stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of common stock determined by dividing the stated value of such share of Series A-1 Preferred Stock by the conversion price, $16.246 per share. The conversion price would be reduced if the Company issues common stock at a price lower than the conversion price or issues an instrument granting the holder rights to purchase common stock at a price lower than the conversion price. Upon the closing of the Going Public Transaction all outstanding shares of Series A-1 preferred stock shall automatically be converted into that number of shares of common stock, subject to a beneficial ownership limitation of 9.99%, determined by dividing the stated value of such share of Series A-1 Preferred Stock by the conversion price.

Redemption – The Company shall redeem all of the outstanding shares of Series A-1 Preferred Stock if the Company has not completed the Going Public Transaction by July 26, 2022. The Company would be required to redeem at the aggregate stated value, plus accrued but unpaid dividends, all liquidated damages. Interest shall accrue at the lesser of 12% per annum or the maximum rate permitted by applicable law until the amount is paid in full.

On July 26, 2021, the Company’s board authorized the establishment and designation of 276,582 shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) at $0.10 par value.

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Terms of the Series B Preferred Stock are as follows:

Voting – Series B Preferred Stock shall have no voting rights, however, without the affirmative vote of the majority of the outstanding shares of Series B Preferred Stock, the Company cannot (a) alter or change adversely the powers, preferences or rights given to the Series B preferred stock, (b) authorize or create any class of stock ranking in priority to as to dividends, redemption or distribution of assets upon a liquidation, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series B Preferred Stock, or (e) enter into any agreement with respect to any of the above.

Dividends – Holders of each share of Series B Preferred Stock shall be entitled to receive cumulative dividends at the rate per share (as a percentage of the stated value per share) of 8% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the issuance of such share of Series B Preferred Stock and on each conversion date in cash, or at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of common stock, or a combination thereof. In accordance with the Series B preferred stock terms, dividends of Series A-1 preferred stock are accrued on a quarterly basis, within additional paid in capital. A total of 7,129 shares at a value of $326,142 have been accrued in additional paid in capital as of the year ended June 30, 2023.

Liquidation – Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, Series B Preferred Stock holders shall be entitled to receive out of the assets an amount equal to the stated value of $16.246 per share, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due (the preferred liquidation preference), for each share of Series B Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities.

Conversion – Each share of Series B Preferred Stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of common stock determined by dividing the stated value of such share of Series B Preferred Stock by the conversion price, $16.246 per share. The conversion price would be reduced if the Company issues common stock at a price lower than the conversion price or issues an instrument granting the holder rights to purchase common stock at a price lower than the conversion price. Upon the closing of the Going Public Transaction all outstanding shares of Series B Preferred Stock shall automatically be converted into that number of shares of common stock, subject to a beneficial ownership limitation of 9.99%, determined by dividing the stated value of such share of Series B Preferred Stock by the conversion price.

Redemption – The Company shall redeem all of the outstanding shares of Series B Preferred Stock if the Company has not completed the Going Public Transaction by July 26, 2022. The Company would be required to redeem at the aggregate stated value, plus accrued but unpaid dividends, all liquidated damages. Interest shall accrue at the lesser of 12% per annum or the maximum rate permitted by applicable law until the amount is paid in full.

Anti-Dilution Adjustment – If and whenever the Company issues of sells ordinary shares for a consideration price that is less than the Series B Preferred Shares Conversion Price, then immediately after such Dilutive Issuance, the Conversion Price of the Series B Preferred Shares shall be reduced to equal the Discounted Per Share Ordinary Share Purchase Price and the holders are entitled to receive a number of conversion shares, but in no event shall the Conversion Price become lower than the greater of (i) $2.00 or (ii) 20% of the closing price on the Trading Day immediately prior to the Effective Date.

On July 26, 2021, SharpLink, Inc. completed the MTS Merger, changed its name to SharpLink Gaming Ltd. and commenced trading on NASDAQ under the ticker symbol “SBET.” The MTS Merger was effectuated by a share exchange in which MTS issued shares to SharpLink, Inc. stockholders, resulting in SharpLink, Inc. stockholders owning approximately 86% of the capital stock of SharpLink on a fully diluted, as-converted basis. The exchange ratio used to determine the number of shares issued to SharpLink, Inc. shareholders was 13.352, which was calculated pursuant to the terms of the MTS Merger Agreement.

At the Company’s Extraordinary General Meeting of Shareholders held on July 21, 2021, the Company’s shareholders approved an Amended and Restated Articles of Association, which was effective upon consummation of the MTS Merger reflecting the reverse stock split at a ratio of one-to-two (1:2), which became effective on July 26, 2021 immediately prior to the effectiveness of the MTS Merger.

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The MTS Merger represented a Going Public Transaction. Immediately prior to the MTS Merger, the outstanding shares of SharpLink, Inc. Series A Preferred Stock were exchanged for 123,096 shares of SharpLink, Inc. Series A-1 Preferred Stock. Additionally, the holder of the Series A Preferred Stock received 70,099 shares of SharpLink, Inc. Series A-1 Preferred Stock to settle the commitment fee and 369,286 shares of SharpLink, Inc. Series B Preferred Stock in exchange for $6,000,000 to settle the second tranche commitment.

Subsequent to the MTS Merger, the holder of the Series A-1 Preferred Stock and Series B Preferred Stock converted 193,195 and 356,805 shares, respectively, to ordinary shares of the Company, each at a 1:1 ratio. The Company had total shares outstanding of 7,130 and 6,630 Preferred Series A-1 and 12,481 and 12,481 shares of Series B Preferred Stock as of June 30, 2023 and December 31 2022, respectively.

Deemed Dividend – On February 14, 2023, the Company executed an SPA with a current shareholder of the Company (see Note 8) which triggered the anti-dilution adjustment for Series B Preferred Shares. As such, the Company recognized a deemed dividend of $48,633 for an additional 16,486 shares in incremental share value as an adjustment to accumulated deficit and additional paid in capital for the period ended June 30, 2023.

Note 11 - Warrants

In conjunction with the Convertible Debenture and Warrant issuance on February 14, 2023, warrants that were previously issued to Alpha on November 19, 2021 were revalued on February 14, 2023, reducing the exercise price from $45.00 per warrant share to $0.60 per warrant share. The Company performed a Black Scholes model for the re-pricing of the warrants using the value of the underlying stock price of $5.10 stock price, exercise price of $0.60, expected dividend rate of 0%, risk-free interest rate of 4.04% and volatility of 52.57% and remaining term of 2.9 years. These same assumptions were applied to the Warrant as discussed in Note 9. The value allocated to the warrants on November 19, 2021 was $11,435 and recorded in Additional Paid-In Capital. The fair value of the re-priced warrants on February 15, 2023 was $1,218,205, an increase of $1,206,771. The revaluation of the warrants is also recorded in Additional Paid-In Capital as of June 30, 2023 as a deemed dividend.

On June 14, 2023, the Company filed a registration statement on Form S-1 with the SEC to register 266,667 issuable upon exercise of the purchase warrants issued to Alpha in November 2021. The registration statement on Form S-1 is currently undergoing the SEC review and comment process.

Following is a summary of the Company’s warrant activity for the six-month period ended June 30, 2023:

	Number of Shares	Weighted Average Exercise Price per Share	Weighted Average Remaining Life (Years)
Outstanding as of December 31, 2022	455,713	$0.39	2.98
Previously issued regular warrants	(266,667)	(8.93)	0.48
Revalued regular warrants	266,667	0.12	0.48
Issued and vested	880,000	2.68	3.05
Outstanding as of June 30, 2023	1,335,713	$2.84	3.90

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Note 12 - Stock Compensation

Option awards are generally granted with an exercise price equal to the market price of the Company’s ordinary shares at the date of grant; those options generally vest based on three years of continuous service and have ten-year contractual terms. Certain option and share awards provide for accelerated vesting if there is a change in control, as defined in the plans.

The fair value of each option award is estimated on the date of grant using a Black Scholes option-pricing model. The Company uses historical option exercise and termination data to estimate the term the options are expected to be outstanding. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. The expected dividend yield is calculated using historical dividend amounts and the stock price at the option issue date. The expected volatility is determined using the volatility of peer companies. The Company’s underlying stock has been publicly traded since the date of the MTS Merger. Subsequent to the MTS Merger, option grants made under the SharpLink Inc. 2021 Plan utilized the publicly traded stock price of the Company on the day of the option award. All option grants made under the SharpLink, Inc. 2020 Stock Incentive Plan were prior to the MTS Merger. The underlying SharpLink, Inc. stock under that plan was not publicly traded but was estimated on the date of the grants using valuation methods that consider valuations from recent equity financings as well as future planned transactions. All option grants made under the SportsHub Games Network Inc. 2018 Incentive Plan were prior to the SportsHub Acquisition. The underlying SportsHub stock under that plan was not publicly traded but was estimated on the date of the grants using valuation methods that consider valuations from recent equity financings as well as future planned transactions.

The fair value of each stock option grant is estimated on the date of grant using the Black Scholes option pricing model with the following assumptions:

June 30, 2023

Expected volatility	53.6-54.6%
Expected dividends	0.0%
Expected term (years)	5.6 – 5.9
Risk-free rate	3.4 - 4.1%
Fair value of ordinary shares on grant date	$1.70 – $3.44

The summary of activity under the plans as of June 30, 2023, and change during the six months ended June 30, 2023 is as follows:

		Weighted	Weighted average
		average	remaining	Aggregate
Options	Shares	exercise price	contractual term	intrinsic value
Outstanding as of December 31, 2022	288,912	1.14		7,750
Granted	169,309	5.23
Exercised	—	—
Forfeited	(7,111)	5.70
Expired	(889)	5.70
Outstanding as of June 30, 2023	450,221	4.97	9.1	7,450
Exercisable as of June 30, 2023	174,650	7.17	8.6	7,450

Unamortized stock compensation expense of $945,153 as of June 30, 2023, will be amortized through 2026 and has a weighted average recognition period of three years.

Note 13 - Operating Segments

The Company has four operating segments: Affiliate Marketing Services – United States, Affiliate Marketing Services – International, Sports Gaming Client Services and SportsHub Games Network. Each operating segment is also a reportable segment. The Enterprise Telecom Expense Management (“Enterprise TEM”) business unit is reflected in discontinued operations (see Note 16). The Enterprise TEM and Affiliate Marketing Services – International segments are a result of the MTS Merger and FourCubed acquisition, respectively, in 2021. The Enterprise TEM segment will not be presented going forward due to its sale on December 31, 2022.

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The Affiliate Marketing Services – United States segment operates a performance marketing platform which owns and operates state-specific web domains designed to attract, acquire and drive local sports betting and casino traffic directly to the Company’s sportsbook and casino partners which are licensed to operate in each respective state. The Company earns a commission from sportsbooks and casino operators on new depositors directed to them via our proprietary D2P websites in America. In addition, this segment provides sports betting data (e.g., betting lines) to sports media publishers in exchange for a fixed fee.

The Affiliate Marketing Services – International segment is an iGaming and affiliate marketing network, focused on delivering quality traffic and player acquisitions, retention and conversions to global iGaming operator partners worldwide in exchange for a commission (cost per acquisition or portion of net gaming revenues) paid to the Company by the partners for the new players referred to them.

The Sports Gaming Client Services segment provides its clients with development, hosting, operations, maintenance, and service of free-to-play games and contests. These relationships can be either software-as-service (“SaaS”) arrangements that are hosted by SharpLink and accessed through its clients’ websites or other electronic media; or software licenses that allow the client to take the software on premise.

The SportsHub Games Network segment owns and operates a variety of real-money fantasy sports and sports simulation games and mobile apps on its platform; and is licensed or authorized to operate in every state in the United States where fantasy sports play is legal and in which SportsHub has elected to operate based on the financial viability of operating there.

The Enterprise TEM segment is a global provider of solutions for telecommunications expense management, enterprise mobility management, call usage and accounting software. The segment’s TEM solutions allow enterprises and organizations to make smarter choices with their telecommunications spending at each stage of the service lifecycle, including allocation of cost, proactive budget control, fraud detection, processing of payments and spending forecasting. The Enterprise TEM segment is reflected as discontinued operations in 2023 and 2022 and was sold in December 31, 2022. See Note 16.

Any intercompany revenues or expenses are eliminated in consolidation.

A measure of segment assets and liabilities has not been currently provided to the Company’s chief operating decision maker and is therefore not presented below.

Summarized financial information for the Company’s reportable segments for the three and six months ended June 30, 2023 and 2022 are shown below:

For the three months ended June 30, 2023:

	Affiliate Marketing Services - United States	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Enterprise TEM	Total

Revenue	$305,571	$1,124,887	$698,529	$1,128,370	$-	$3,257,357
Cost of revenues	192,275	791,869	929,732	378,169	-	2,292,045
Loss from operations	(2,072,433)	(108,458)	(301,345)	(300,961)	-	(2,783,197)
Loss from discontinued operations	-	-	-	-	(149,000)	(149,000)
Net income (loss)	$(2,715,488)	$(135,848)	$(301,345)	$(139,477)	$(149,000)	$(3,441,158)

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For the three months ended June 30, 2022:

	Affiliate Marketing Services - United States	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Enterprise TEM	Total

Revenue	$108,509	$840,212	$802,534	$-	$-	$1,751,255
Cost of revenues	23,374	514,153	1,123,714	-	-	1,661,241
Income (loss) from operations	(3,149,607)	(104,459)	(385,666)	-	-	(3,639,732)
Loss from discontinued operations	-	-	-	-	(1,147,654)	(1,147,654)
Net income (loss)	$(3,139,119)	$(138,493)	$(385,666)	$-	$(1,147,645)	$(4,810,932)

For the six months ended June 30, 2023:

	Affiliate Marketing Services - United States	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Enterprise TEM	Total

Revenue	$585,347	$2,133,164	$1,763,544	$2,165,693	$-	$6,647,748
Cost of revenues	407,731	1,459,775	1,696,610	774,679	-	4,338,795
Loss from operations	(4,093,441)	(197,858)	(91,834)	(727,840)	-	(5,110,973)
Loss from discontinued operations	-	-	-	-	(294,000)	(294,000)
Net income (loss)	$(5,209,944)	$(253,728)	$(91,834)	$(415,398)	$(294,000)	$(6,264,904)

For the six months ended June 30, 2022:

	Affiliate Marketing Services - United States	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Enterprise TEM	Total

Revenue	$170,031	$1,763,962	$1,713,597	$-	$-	$3,647,590
Cost of revenues	45,287	1,043,565	1,841,291	-	-	2,930,143
Income (loss) from operations	(5,372,255)	(4,907,160)	(288,776)	-	-	(10,568,191)
Loss from discontinued operations	-	-	-	-	(1,255,654)	(1,255,654)
Net income (loss)	$(5,349,453)	$(4,961,578)	$(288,776)	$-	$(1,255,654)	$(11,855,461)

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Summarized revenues by country in which the Company operated for the three and six months ended June 30, 2023 and 2022 are shown below:

Three Months Ended June 30, 2023	Affiliate Marketing Services - United States	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Enterprise TEM	Total

United States	$305,571	$-	$698,529	$1,128,370	$-	$2,132,470
Rest of World	-	1,124,887	-	-	-	1,124,887
Revenues	$305,571	$1,124,887	$698,529	$1,128,370	$-	$3,257,357

Three Months Ended June 30, 2022

United States	$108,509	$-	$802,534	$-	$-	$911,043
Rest of World	-	840,212	-	-	-	840,212
Revenues	$108,509	$840,212	$802,534	$-	$-	$1,751,255

Six Months Ended June 30, 2023	Affiliate Marketing Services - United States	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Enterprise TEM	Total

United States	$585,347	$-	$1,763,544	$2,165,693	$-	$4,514,584
Rest of World	-	2,133,164	-	-	-	2,133,164
Revenues	$585,347	$2,133,164	$1,763,544	$2,165,693	$-	$6,647,748

Six Months Ended June 30, 2022

United States	$170,031	$-	$1,713,597	$-	$-	$1,883,628
Rest of World	-	1,763,962	-	-	-	1,763,962
Revenues	$170,031	$1,763,962	$1,713,597	$-	$-	$3,647,590

The Company does not have material tangible long-lived assets in foreign jurisdictions.

The Company’s Sports Gaming Client Services and Affiliate Marketing Services – International segments derive a significant portion of their revenues from several large customers. The table below presents the percentage of consolidated revenues derived from large customers:

	June 30, 2023	June 30, 2022

Customer A	15%	2%
Customer B	13%	41%
Customer C	10%	21%

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Note 14 - Revenue Recognition

The Company combines its revenue into the following categories:

For the three months ended June 30, 2023	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Software-as-a-service	$86,933	$-	$698,529	$-	$785,462
Fee revenue	-	-	-	1,128,370	1,128,370
Services and other	218,638	1,124,887	-	-	1,343,525
Total	$305,571	$1,124,887	$698,529	$1,128,370	$3,257,357

For the three months ended June 30, 2022	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Software-as-a-service	$108,509	$-	$802,534	$-	$911,043
Fee revenue	-	-	-	-	-
Services and other	-	840,212	-	-	840,212
Total	$108,509	$840,212	$802,534	$-	$1,751,255

For the six months ended June 30, 2023	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Software-as-a-service	$142,224	$-	$1,763,544	$-	$1,905,768
Fee revenue	-	-	-	2,165,693	2,165,693
Services and other	443,123	2,133,164	-	-	2,576,287
Total	$585,347	$2,133,164	$1,763,544	$2,165,693	$6,647,748

For the six months ended June 30, 2022	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Software-as-a-service	$170,031	$-	$1,713,597	$-	$1,883,628
Fee revenue	-	-	-	-	-
Services and other	-	1,763,962	-	-	1,763,962
Total	$170,031	$1,763,962	$1,713,597	$-	$3,647,590

The Company’s license contracts contain promises to transfer multiple products to the customer. Judgment is required to determine whether each product is considered to be a distinct performance obligation that should be accounted for separately under the contract. We have elected to utilize the “right to invoice” practical expedient under ASC 606 which allows us to recognize revenue for our performance under the contract for the value which we have provided to the customer during a period of time in our contract with them.

Determining whether licenses are distinct performance obligations that should be accounted for separately, or not distinct and thus accounted for together, requires significant judgment. In some arrangements, such as the Company’s license arrangements, the Company has concluded that the individual licenses are distinct from each other. In others, like the Company’s SaaS arrangements, the software development and final product are not distinct from each other because they are highly integrated and therefore the Company has concluded that these promised goods are a single, combined performance obligation.

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The Company is required to estimate the total consideration expected to be received from contracts with customers. In certain circumstances, the consideration expected to be received is fixed based on the specific terms of the contract or based on the Company’s expectations of the term of the contract. The Company has not experienced significant returns from or refunds to customers. These estimates require significant judgment and the change in these estimates could have an effect on its results of operations during the periods involved.

The Company follows a five-step model to assess each sale to a customer; identify the legally binding contract, identify the performance obligations, determine the transaction price, allocate the transaction price, and determine whether revenue will be recognized at a point in time or over time. Revenue recognized point in time and over time is presented by period below:

For the three months ended June 30, 2023:

	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Point in time	$218,638	$1,124,887	$-	$239,488	$1,583,013
Over time	86,933	-	698,529	888,882	1,674,344
Total	$305,571	$1,124,887	$698,529	$1,128,370	$3,257,357

For the three months ended June 30, 2022:

	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Point in time	$-	$840,212	$-	$-	$840,212
Over time	108,509	-	802,534	-	$911,043
Total	$108,509	$840,212	$802,534	$-	$1,751,255

For the six months ended June 30, 2023:

	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Point in time	$443,123	$2,133,164	$-	$671,026	$3,247,313
Over time	142,224	-	1,763,544	1,494,667	3,400,435
Total	$585,347	$2,133,164	$1,763,544	$2,165,693	$6,647,748

For the six months ended June 30, 2022:

	Affiliate Marketing Services - U.S.	Affiliate Marketing Services - International	Sports Gaming Client Services	SportsHub Gaming Network	Total
Point in time	$-	$1,763,961	$-	$-	$1,763,961
Over time	170,032	-	1,713,597	-	$1,883,629
Total	$170,032	$1,763,961	$1,713,597	$-	$3,647,590

F-80

The Company’s assets and liabilities related to its contracts with customers were as follows:

	June 30, 2023	December 31, 2022

Accounts receivable	$1,360,528	$776,530
Unbilled revenue	195,234	47,000
Contract assets	68,602	219,116
Contract liabilities	(5,633,004)	(2,166,451)

The timing of revenue recognition may differ from the timing of invoicing to customers and these timing differences result in contract advanced billings on the Company’s consolidated balance sheet. The Company has an enforceable right to payment upon invoicing and records contract liabilities when revenue is recognized subsequent to invoicing. The Company recognized unbilled revenue when revenue is recognized prior to invoicing.

The Company recognized contract assets related to direct costs incurred to fulfill the contracts. These costs are primarily labor costs associated with the development of the software. The Company defers these costs and amortizes them into cost of revenues over the period revenues are recognized.

The activity in the contract assets for the six months ended June 30, 2023 is as follows:

Amount
Balance as of December 31, 2022	$219,116
Labor costs expensed	(493,871)
Labor costs deferred	343,357
Balance as of June 30, 2023	$68,602

The Company recognizes contract liabilities for cash received from its users prior to recognition of revenue to fulfill its contracts. The payments received are primarily from the Company’s operation of its own online gaming business. The Company defers the revenue and recognizes it throughout the online game’s respective season.

The activity in the contract liabilities for the six months ended June 30, 2023 is as follows:

Amount
Balance as of December 31, 2022	$(2,166,451)
Revenue recognized or reclassified	5,098,540
Deferred revenue	(8,565,093)
Balance as of June 30, 2023	$(5,633,004)

All contract liabilities at June 30, 2023 and December 31, 2022 were recognized as revenue or expected to be recognized within the next fiscal year. All other activity in contract liabilities is due to the timing of invoices in relation to the timing of revenue as described above.

Contracted but unsatisfied performance obligations were approximately $643,564 and $850,000 as of June 30, 2023 and December 31, 2022, respectively, of which the Company expects to recognize the entire amount in revenue over the next year.

Payment terms and conditions vary by contract type, although terms generally include a requirement of payment within 30 days. In instances where the timing of revenue recognition differs from the timing of invoicing, the Company has determined that its contracts generally do not include a significant financing component. The primary purpose of invoicing terms is to provide customers with simplified and predictable ways of purchasing the Company’s products and services, and not to facilitate financing arrangements.

F-81

The Company had three customers that accounted for approximately 39% of revenue for the six months ended June 30, 2023. There was $780,637 due from these customers at June 30, 2023.

The Company had three customers that accounted for approximately 60% of revenue for the six months ended June 30, 2022. There was $621,161 due from these customers at June 30, 2022.

Note 15 – Income Taxes

On a quarterly basis, we estimate our annual effective tax rate and record a quarterly income tax provision based on the anticipated rate. As the year progresses, we refine our estimate based on the facts and circumstances, including discrete events, by each tax jurisdiction. The effective tax rate for the six-month period ended June 30, 2023 was (0.31%); and for the six-month period ended June 30, 2022, it was (0.0)%.

Note 16 – Discontinued Operations

In accordance with ASC 205-20 Presentation of Financial Statements: Discontinued Operations, a disposal of a component of an entity or a group of components of an entity is required to be reported as discontinued operations if the disposal represents a strategic shift that has (or will have) a major impact on an entity’s operations and financial results when the components of an entity meets the criteria in ASC paragraph 205-20-45-10. In the period in which the component meets the held for sale or discontinued operations criteria the major assets, other assets, current liabilities and non-current liabilities shall be reported as a component of total assets and liabilities separate from those balances of the continuing operations. At the same time, the results of all discontinued operations, less applicable income taxes (benefit), shall be reported as components of net income (loss) separate from the income (loss) of continuing operations.

In June 2022, the Company’s board of directors authorized management to enter into negotiations to sell MTS. The Company negotiated a Share and Asset Purchase Agreement which was closed on December 31, 2022. The majority of the assets of the primary reporting unit within MTS were sold. The assets and liabilities remaining post transaction are in the process of winding down subsequent to the year ended December 31, 2022. Accordingly, the assets and liabilities of the MTS business are separately reported as assets and liabilities from discontinued operations as of June 30, 2023 and December 31, 2022. The results of operations and cash flows of MTS for all periods are separately reported as discontinued operations.

Prior to the sale of MTS on December 31, 2022, the Enterprise TEM operating segment’s performance obligations are satisfied either overtime (managed services and maintenance) or at a point in time (software licenses). Professional services rendered after implementation are recognized as performed. Software license revenue is recognized when the customer has access to the license and the right to use and benefit from the license. Many of the Enterprise TEM operating segment’s agreements include software license bundled with maintenance and supports. The Company allocates the transaction price for each contract to each performance obligation identified in the contract based on the relative standalone selling price (SSP). The Company determines SSP for the purposes of allocating the transaction price to each performance obligation by considering several external and internal factors including, but not limited to, transactions where the specific element sold separately, historical actual pricing practices in accordance with ASC 606, Revenues from Contracts with Customers. The determination of SSP requires the exercise of judgement. For maintenance and support, the Company determines the SSP based on the price at which the Company sells a renewal contract.

F-82

A reconciliation of the major classes of line items constituting the loss from discontinued operations, net of income taxes as presented in the condensed consolidated statements of operations for the six months ended June 30, 2023 (unaudited) is summarized in the table below.

Summary Reconciliation of Discontinued Operations

	Three months ended June 30, 2023	Three months ended June 30, 2022	Six months ended June 30, 2023	Six months ended June 30, 2022

Revenues	$-	$936,830	$-	$1,869,830

Cost of Revenues	(1,000)	509,175	7,000	1,044,175

Gross (Loss) Profit	(1,000)	427,655	(7,000)	825,655

Operating Expenses
Selling, general, and administrative expenses	149,000	345,293	278,000	843,293
Goodwill and intangible asset impairment expense	-	1,224,671	-	1,224,671
Total operating expenses	149,000	1,569,964	278,000	2,067,964

Operating Loss	(148,000)	(1,142,309)	(285,000)	(1,242,309)

Other Income and Expense	-	(5,345)	(7,000)	(12,345)
Total other income and expense	-	(5,345)	(7,000)	(12,345)

Loss Before Income Taxes	(148,000)	(1,147,654)	(292,000)	(1,254,654)

Provision for income tax expenses	1,000	-	2,000	1,000

Loss from discontinued operations	$(149,000)	$(1,147,654)	$(294,000)	(1,255,654)

The following table presents a reconciliation of the carrying amounts of major classes of assets and liabilities of the Company classified as discontinued operations as of June 30, 2023 (unaudited) and December 31, 2022:

	June 30, 2023 (Unaudited)	December 31, 2022
Carrying amounts of major classes of assets included as part of discontinued operations:

Current Assets
Cash	$301,000	$648,000
Accounts receivable, net of allowance	69,000	191,000
Prepaid expenses and other current assets	164,000	187,000
Equipment, net	3,000	5,000
Other Assets	-	279,000
Total current assets	$537,000	$1,310,000

F-83

	June 30, 2023 (Unaudited)	December 31, 2022
Carrying amounts of major classes of liability included as part of discontinued operations:

Current Liabilities
Accrued expenses	$82,100	$374,879
Contract liabilities	3,000	2,000
Other current liabilities	736,397	838,274
Total current liabilities	$821,497	$1,215,153

Note 17 – Net Loss Per Share

The calculation of loss per share and weighted-average shares of the Company’s ordinary shares outstanding for the periods presented are as follows:

	Three months ended June 30		Six months ended June 30
	2023	2022	2023	2022
Net loss from continuing operations	$(3,292,158)	$(3,663,278)	$(5,970,904)	$(10,599,807)
Less: deemed dividends on Series B preferred stock	(48,633)	-	(48,633)	-
Less: dividends on series B preferred stock	(699)	(2,247)	(1,648)	(5,841)
Net loss from continuing operations available to ordinary shareholders	(3,341,490)	(3,665,525)	(6,021,185)	(10,605,648)

Net income (loss) from discontinued operations, net of tax, available to ordinary shareholders	(149,000)	(1,147,654)	(294,000)	(1,255,654)
Net loss available to ordinary shareholders	$(3,490,490)	$(4,813,179)	$(6,315,185)	$(11,861,302)

Basic and diluted weighted-average shares outstanding	2,813,900	2,361,974	2,813,900	2,361,974

Basic and diluted:
Net loss from continuing operations per share	$(1.19)	$(1.55)	$(2.14)	$(4.49)
Net income (loss) from discontinued operations per share	(0.05)	(0.49)	(0.10)	(0.53)
Net loss per share	$(1.24)	$(2.04)	$(2.24)	$(5.02)

The redeemable convertible preferred stock is a participating security, whereby if a dividend is declared to the holders of ordinary shares, the holders of preferred stock would participate to the same extent as if they had converted the preferred stock to ordinary shares.

For the periods presented, the following securities were not required to be included in the computation of diluted shares outstanding:

Schedule of computation of diluted shares outstanding

	June 30, 2023	June 30, 2022
Stock options	450,221	175,005
Series A-1 preferred stock	7,130	5,881
Series B preferred stock	12,481	12,481
Advisory	63,687	-
Prefunded warrants	125,359	-
MTS warrants	-	8,333
Purchase warrants	880,000	-
Regular warrants	266,667	266,667
Total	1,805,545	468,367

F-84

Note 18 – Related Party Transactions

The Company uses Brown & Brown (“Brown”) as an insurance broker. Brown is considered a related party as an executive of Brown serves on the board of directors for the Company. The Company paid $486,111 and $514,764 for the six months ending June 30, 2023 and 2022, respectively for insurance coverage brokered by Brown. The Company’s director earned no commissions for the placement of these policies.

The Company leases office space in Canton, Connecticut from CJEM, LLC, which is owned by an officer and director of the Company. The Company paid rent expense of $19,200 for the six months ended June 30, 2023 and 2022 related to this lease.

Note 19 – Subsequent Events

The Company performed an evaluation of subsequent events for potential recognition and disclosure through the date of the financial statements’ issuance.

Nasdaq Notice

On May 23, 2023, SharpLink received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that SharpLink is no longer in compliance with the equity standard for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires listed companies to maintain stockholders’ equity of at least $2,500,000 under the net equity standard. Because SharpLink Quarterly Report on Form 10-Q for the three-month period ended June 30, 2023 and March 31, 2023 reported an accumulated stockholders’ deficit of $1,784,494 and a stockholders’ equity $1,489,034, respectively, SharpLink does not meet the alternative standards for market value of listed securities or net income from continuing operations, thus SharpLink no longer complies with Nasdaq’s Listing Rule.

Nasdaq provided the Company with 45 calendar days, or until July 7, 2023, to submit a plan to regain compliance. The Company timely submitted its plan and relevant materials to Nasdaq and requested an extension through November 20, 2023 to evidence compliance with the Rule. On August 3, 2023, the Company received a determination letter (the “Letter”) from Nasdaq advising it that Nasdaq determined to grant the Company an extension to regain compliance with the Rule on or before November 20, 2023. The terms of the extension are as follows: on or before November 20, 2023, the Company must take the actions set forth in the plan and opt for one of the two alternatives to evidence compliance with the Rule.

Regardless of which alternative the Company chooses, if the Company fails to evidence compliance upon filing its periodic report for the year ended December 31, 2023, with the SEC and Nasdaq, the Company may receive a written notification from Staff that its securities will be delisted. At that time, the Company may appeal Staff’s determination to a Hearings Panel.

F-85

SportsHub Games Network, Inc.

and Subsidiaries

Consolidated Financial Statements

September 30, 2022 and December 31, 2021

and For the Nine Months Ended

September 30, 2022 and 2021

F-86

SportsHub Games Networks, Inc.

F-87

Independent Accountant’s Review Report

Board of Directors and Stockholders

SportsHub Games Network, Inc. and Subsidiaries

Minneapolis, Minnesota

We have reviewed the accompanying consolidated financial statements of SportsHub Games Network, Inc. and its Subsidiaries, which comprise the consolidated balance sheet as of September 30, 2022 and the related consolidated statements of operations, other comprehensive loss, changes in stockholders’ equity, and cash flows for the nine month periods ended September 30, 2022 and 2021, and the related notes to the consolidated financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the consolidated financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement whether due to fraud or error.

Accountant’s Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the consolidated financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

We are required to be independent of SportsHub Games Network, Inc. and Subsidiaries and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our review.

Accountant’s Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Report on the December 31, 2021, Consolidated Balance Sheet

The consolidated balance sheet as of December 31, 2021, and the related consolidated statements of operations, other comprehensive loss, changes in stockholders’ equity, and cash flows for the year then ended (not presented herein) were audited by us, and we expressed an unmodified opinion on them in our report dated October 11, 2022. We have not performed any auditing procedures since that date.

Cedar Rapids, Iowa

September 8, 2023

F-88

SportsHub Games Network, Inc. and Subsidiaries

Consolidated Balance Sheets

As of September 30, 2022 and December 31, 2021

	September 30,	December 31,
	2022	2021
	(unaudited)
Assets
Current assets
Cash	$81,072	$1,228,504
Restricted cash	52,377,022	37,734,380
Receivables
Accounts receivable	10,497	30,290
Related party	35,670	93,954
Other	207,405	-
Other current assets	1,097,282	259,516
Total current assets	53,808,948	39,346,644

Equipment, net	35,495	65,433

Other assets
Intangible assets, net	967,762	1,880,820
Goodwill, net	4,640,980	4,640,980
Right of use asset - operating lease	110,656	178,193
SharpLink equity method investment	7,185,676	23,568,578
Total other assets	12,905,074	30,268,571

Total assets	$66,749,517	$69,680,648

F-89

SportsHub Games Network, Inc. and Subsidiaries

Consolidated Balance Sheets

As of September 30, 2022 and December 31, 2021

	September 30,	December 31,
	2022	2021
	(unaudited)
Liabilities and Stockholders’ Equity
Current liabilities
Line of credit	$4,120,651	$4,120,651
Current maturities of long-term debt	394,333	495,618
Current portion of lease liability	57,293	119,873
Accounts payable	393,378	161,629
Accrued expenses	304,140	218,270
Prize liability	5,481,704	5,937,369
Customer deposits	40,028,106	31,342,573
Deferred revenue	8,106,051	914,412
Total current liabilities	58,885,656	43,310,395

Long-term liabilities
Long-term debt, net of current maturities	948,990	1,246,046
Lease liability	67,932	104,850
Deferred tax liability	42,221	3,857,088
Total long-term liabilities	1,059,143	5,207,984

Stockholders’ equity
Preferred stock $0.0001 par value, authorized 8,000,000 shares;
3,486,316 issued and outstanding	349	349
Additional paid-in capital (preferred stock)	5,644,681	5,644,681
Common Stock $0.0001 par value; authorized 14,000,000 shares; 10,272,851 issued and outstanding	1,027	1,027
Additional paid-in capital (common stock)	9,701,563	9,701,563
Retained earnings (deficit)	(8,542,902)	5,814,649
Total stockholders’ equity	6,804,718	21,162,269

Total liabilities and stockholders’ equity	$66,749,517	$69,680,648

F-90

SportsHub Games Network, Inc. and Subsidiaries

Consolidated Statements of Operations

Nine Months Ended September 30, 2022 and 2021

(unaudited)

	Nine Months Ended
	September 30,	September 30,
	2022	2021

Revenue	$3,439,557	$5,824,360

Cost of revenues	1,992,378	4,131,549

Gross profit	1,447,179	1,692,811

Operating expenses
Selling, general and administrative expenses	3,233,134	31,613,399
Depreciation and amortization	134,521	241,557
Commitment fee expense	-	23,301,206
Total operating expenses	3,367,655	55,156,162

Loss from operations	(1,920,476)	(53,463,351)

Other income (expense)
Interest income	274,626	185,315
Interest expense	(201,858)	(191,518)
Realized loss on sale of
restricted investments	-	(3,617)
Other income	33,457	28,243
Gain on loan forgiveness	-	1,399,519
Gain on deconsolidation of SharpLink	-	48,648,838
Net loss from SharpLink equity
method investment	(5,529,250)	(456,677)
Impairment of SharpLink equity
method investment	(10,853,652)	(13,150,841)
Other income, net	(16,276,677)	36,459,262

Loss	(18,197,153)	(17,004,089)

Income tax (expense) benefit	3,814,867	(3,849,227)

Net loss	(14,382,286)	(20,853,316)

Net loss attributed to non-controlling interest	-	(26,115,822)

Net income (loss) attributed to the Company	$(14,382,286)	$5,262,506

F-91

SportsHub Games Network, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Loss

Nine Months Ended September 30, 2022 and 2021

(unaudited)

	Nine Months Ended
	September 30,	September 30,
	2022	2021

Net loss	$(14,382,286)	$(20,853,316)

Other comprehensive income
Net change in unrealized gain on
restrictive investments	-	17,054

Comprehensive loss	(14,382,286)	(20,836,262)

Net loss attributed to non-controlling interest	-	(26,115,822)

Comprehensive income (loss) attributable to the Company	$(14,382,286)	$5,279,560

F-92

SportsHub Games Network, Inc. and Subsidiaries

Consolidated Statements of Changes in Stockholders’ Equity

Nine Months Ended September 30, 2022 and 2021

(unaudited)

	Preferred Stock		Common Stock			Accumulated
		Additional Paid-In		Additional Paid-In	Retained Earnings	Other Comprehensive	Non-Controlling	Total Stockholders’
	Amount	Capital	Amount	Capital	(Deficit)	Loss	Interest	Equity

Balance, January 1, 2021	$349	$5,644,681	$1,027	$13,082,567	$(16,294,670)	$(17,054)	$375,189	$2,792,089

Common stock issued for business combination	-	-	-	13,272,652	-	-	8,837,380	22,110,032
SharpLink stock-based compensation expense	-	-	-	595,269	-	-	401,354	996,623
SharpLink vesting of warrant	-	-	-	1,201,607	-	-	800,070	2,001,677
SharpLink preferred stock issuance in exchange for temporary equity preferred stock	-	-	-	-	-	-	1,359,047	1,359,047
SharpLink preferred stock issuance	-	-	-	-	-	-	29,878,206	29,878,206
SharpLink conversion of preferred stock to common stock and deconsolidation	-	-	-	(18,533,993)	34,069,417	-	(15,535,424)	-
Stock option compensation	-	-	-	87,950	-	-	-	87,950
Other comprehensive income	-	-	-	-	-	17,054	-	17,054
Net income	-	-	-	-	5,262,506	-	(26,115,822)	(20,853,316)

Balance, September 30, 2021	$349	$5,644,681	$1,027	$9,706,052	$23,037,253	$-	$-	$38,389,362

Balance, January 1, 2022	$349	$5,644,681	$1,027	$9,701,563	$5,814,649	$-	$-	$21,162,269

Stock option compensation	-	-	-	-	24,735	-	-	24,735
Net loss	-	-	-	-	(14,382,286)	-	-	(14,382,286)

Balance, September 30, 2022	$349	$5,644,681	$1,027	$9,701,563	$(8,542,902)	$-	$-	$6,804,718

F-93

SportsHub Games Network, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

Nine Months Ended September 30, 2022 and 2021

(unaudited)

	Nine Months Ended
	September 30,	September 30,
	2022	2021
Cash Flows - Operating Activities
Net loss	$(14,382,286)	$(20,853,316)
Adjustments to reconcile net loss to net
cash flows - operating activities
Depreciation and amortization	949,588	1,132,981
Lease incentive amortization and deferred rent	67,537	54,008
Stock-based compensation expense	24,735	1,084,573
Advisory expenses in exchange for SharpLink warrant	-	2,001,677
Deferred taxes	(3,814,867)	3,994,579
Commitment fee expense	-	23,301,206
Loss on sale of investments	-	20,671
Impairment of SharpLink equity method investment	10,853,652	13,150,841
Gain on deconsolidation of SharpLink	-	(48,648,283)
Net loss from equity method investment in SharpLink	5,529,250	456,677
Goodwill impairment	-	21,722,213
Gain on loan forgiveness	-	(1,399,519)
Changes in operating assets and liabilities
Receivables	(129,328)	479,470
Contract assets	-	180,064
Other current assets	(837,766)	(741,681)
Other non-current assets	-	(234,000)
Deferred revenue	7,191,639	6,230,146
Accounts payable	231,749	1,351,123
Accrued expenses	85,870	(402,702)
Contract liability		(767,780)
Prize liability	(455,665)	3,141,720
Customer deposits	8,685,533	8,909,914
Operating lease liability	(99,498)	(172,546)
Other long-term liabilities	-	(312,000)
Net cash flows - operating activities	13,900,143	13,680,036

Cash Flows - Investing Activities
Deconsolidation of cash of SharpLink	-	(7,019,776)
Capital expenditures for equipment	(6,592)	(35,192)
Cash and restricted cash acquired in MTS merger	-	1,932,000
Proceeds from maturity of restricted investments	-	727,766
Capital expenditures for internally developed software	-	(167,942)
Net cash flows - financing activities	(6,592)	(4,563,144)

F-94

SportsHub Games Network, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

Nine Months Ended September 30, 2022 and 2021

(unaudited)

	Nine Months Ended
	September 30,	September 30,
	2022	2021
Cash Flows - Financing Activities
Payments on long-term debt	$(398,341)	$(386,593)
Proceeds from long-term debt	-	158,236
Proceeds from Paycheck Protection Program loan	-	699,519
Payments on note payable to seller	-	(95,197)
SharpLink proceeds for preferred stock issuance	-	6,000,000
Net cash flows - financing activities	(398,341)	6,375,965

Net change in cash and restricted cash	13,495,210	15,492,857

Cash and Restricted Cash
Beginning of year	38,962,884	27,540,590

End of year	$52,458,094	$43,033,447

Reconciliation of Cash and Restricted Cash
Cash	$81,072	$840,603
Restricted cash	52,377,022	42,192,844

Total cash and restricted cash	$52,458,094	$43,033,447

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$274,626	$185,315

F-95

SportsHub Games Network, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

Nine Months Ended September 30, 2022 and 2021

(unaudited)

	Nine Months Ended
	September 30,	September 30,
	2022	2021
Supplemental Schedule of Noncash Investing and Financing Activities
Unrealized gain (loss) on available for sale securities
included in other comprehensive loss	$-	$17,054

Non-controlling interest preferred stock discount accretion	$-	$373,560

Non-controlling interest preferred stock dividend accretion	$-	$91,192

SharpLink dividends on preferred stock in ordinary shares	$-	$94,700

SharpLink preferred stock issuance in exchange for temporary equity preferred stock	$-	$1,359,047

SharpLink preferred stock issuance in exchange for commitment fee	$-	$29,878,206

SharpLink conversion of preferred stock to ordinary shares	$-	$13,758,601

Business combinations
Assets acquired, liabilities assumed, and consideration issued in acquisition
Cash and restricted cash	$-	$1,932,000
Accounts receivable	-	356,000
Prepaid expenses and other current assets	-	322,000
Equipment	-	25,000
Other long-term assets	-	261,000
Intangible assets	-	483,000
Goodwill	-	22,581,032
Accrued expenses	-	(2,129,000)
Deferred revenue	-	(914,000)
Other current liabilities	-	(495,000)
Other long-term liabilities	-	(312,000)

Stock issued	-	22,110,032

Total consideration issued in acquisition	$-	$22,110,032

F-96

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 1 – BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Business Activity

SportsHub Games Network, Inc. and Subsidiaries (the “Company”) is an online gaming business that primarily facilitates daily and seasonal peer-to-peer fantasy contests for its end users. The Company also operates a website that provides a variety of services to private fantasy league commissioners, including secure online payment options, transparent tracking and reporting of transactions, payment reminders, in-season security of league funds, and facilitation of prize payouts.

SharpLink Gaming Ltd. (formerly Mer Telemanagement Services or “MTS”) is an Israeli-based multi-national corporation. SharpLink is comprised of four operating segments: Affiliate Marketing Services – United States, Sports Gaming Client Services, Enterprise Telecom Expense Management (“TEM”) and Affiliate Marketing Services – International. On July 26, 2021, SharpLink, Inc. completed its merger with Mer Telemanagement Solutions Ltd. (the “MTS Merger”), which changed its name to SharpLink Gaming Ltd. and commenced trading on NASDAQ under the ticker symbol “SBET.” SharpLink hereinafter refers to SharpLink, Inc. for the period prior to the merger and SharpLink Gaming Ltd. for the period subsequent to the merger. As a result of the MTS Merger, SharpLink, Inc. shareholders own 86% of SharpLink, on a fully diluted and as-converted basis, and has majority of the voting shares. Additionally, immediately following the closing of the MTS Merger, legacy MTS directors and officers agreed to resign, pursuant to the merger agreement. SharpLink, Inc.’s executives became officers of SharpLink and new members were appointed to the board of directors. The MTS Merger represents a reverse acquisition in which SharpLink, Inc. is the accounting acquirer and legacy MTS is the accounting acquiree. SharpLink applied the acquisition method of accounting to the identifiable assets and liabilities of legacy MTS, which were measured at estimated fair value as of the date of the business combination.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of SportsHub Games Network, Inc. and its wholly-owned subsidiaries, LeagueSafe Management, LLC, SportsHub Reserve, LLC, and Virtual Fantasy Games Acquisition, LLC.

All significant inter-company balances and transactions have been eliminated in consolidation.

Non-controlling interest represents the interest in SharpLink that is owned by other investors and their related equity raised. This averaged approximately 17% of the activity in SharpLink, Inc. based on the percentage of ownership during the nine months ended September 30, 2021. The Company allocates all of SharpLink’s stock-based compensation, preferred dividend and discount accretion to non-controlling interest. Effective August 31, 2021, the Company no longer had a controlling interest in SharpLink and deconsolidated it from the Company’s consolidated financial statements (see Note 6).

F-97

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 1 – BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Business Acquisition

The Company accounts for business acquisitions under the acquisition method of accounting as required by the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 805, Business Combinations. The total cost of business acquisitions is determined based on the fair value of the consideration transferred to the seller to acquire control, while the cost allocated to the underlying separately identifiable net assets acquired is based on their respective estimated fair values. The excess of the consideration transferred over the estimated fair values of the net assets acquired is recorded as goodwill. Net assets not separately identifiable are subsumed into goodwill. Fair values are calculated using a variety of methodologies including the cost approach, which uses the concept of replacement as an indicator of market value, and the income approach, which utilizes discounted cash flow models. Determining the fair value of assets acquired and liabilities assumed using the valuation methodologies requires judgment and often involves the use of significant estimates and assumptions, including assumptions with respect to future cash inflows and outflows and discount rates, among other items.

Common Control Merger

On November 1, 2020, the Company contributed certain assets and liabilities to a newly formed, wholly owned subsidiary, Sports Technologies, LLC (STI). Following this contribution, STI merged into ST Acquisitions, LLC, a wholly owned subsidiary of SharpLink, in a reverse triangular merger under which STI was the surviving subsidiary to SharpLink. As consideration in exchange for the merger, the Company received 4,061,141 shares of SharpLink, Inc. common stock.

Concentrations of Credit Risk

The Company maintains its cash accounts in various financial institutions, the balances of which are periodically in excess of federally insured limits.

Restricted Cash

The Company’s restricted cash balances consist of funds held for payment of prize liabilities for its various daily and seasonal peer-to-peer fantasy games, as well as private fantasy league dues from customers who utilize the services offered via the Company’s secure online payment and league dues management website. Restricted cash is segregated from operating cash in separate accounts at the Company’s SportsHub Reserve, LLC and LeagueSafe Management, LLC subsidiaries.

F-98

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 1 – BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Equity Method Investment

As of August 31, 2021, the Company no longer had a controlling interest in SharpLink, Inc. and deconsolidated it from the Company’s consolidated financial statements (see Note 6) and started to account for the investment under the equity method of accounting. Under the equity method of accounting, the investment is initially recorded at cost, then the Company’s proportional share of SharpLink’s net income or loss is recorded as a component of other income (expense) with a corresponding increase or decrease to the carrying value of the investment. Distributions received from SharpLink reduce the Company’s carrying value of the investment. These investments are evaluated for impairment if events or circumstances arise that indicate that the carrying amount of such assets may not be recoverable. At September 30, 2021, the Company determined its investment was impaired and recognized an impairment loss of $13,150,841 for the nine months ended September 30, 2021. At December 31, 2021, the Company determined its investment was impaired and recognized an impairment loss of $29,381,877 for the year ended December 31, 2021. At September 30, 2022, the Company determined its investment was impaired and recognized an impairment loss of $10,853,652 for the nine months ended September 30, 2022.

Accounts Receivable and Credit Policy

Accounts receivable are recorded at their estimated net realizable value, net of an allowance for doubtful accounts. The Company’s estimate of the allowance for doubtful accounts is based upon historical experience, its evaluation of the current status of receivables, and unusual circumstances, if any. Accounts are considered past due if payment is not made on a timely basis in accordance with the Company’s credit terms. The Company does not charge interest on past due accounts. Credit terms are extended to customers in the normal course of business. The Company performs ongoing credit evaluations of its customers’ financial conditions and generally requires no collateral. As of September 30, 2022 and December 31, 2021, there was no allowance for doubtful accounts.

The Company estimates an allowance for doubtful accounts based upon and evaluation of the current status of receivables, historical experience, and other factors as necessary. It is reasonably possible that the estimate of the allowance for doubtful accounts will change.

Equipment

Equipment is recorded at cost. Expenditures for renewals and improvements that significantly add to the productivity capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are expensed. When equipment is retired or sold, the cost and related accumulated depreciation are eliminated from the accounts and the resultant gain or loss is reflected in income.

Depreciation is provided using the straight-line method, based on useful lives of the assets which ranges from three to seven years. Leasehold improvements are amortized using the straight-line method over the lesser of the estimated useful life of the asset or the life of the lease.

F-99

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 1 – BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value Measurements

The Company has determined the fair value of certain assets and liabilities in accordance with generally accepted accounting principles, which provides a framework for measuring fair value.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques should maximize the use of observable inputs and minimize the use of unobservable inputs.

A fair value hierarchy has been established, which prioritizes the valuation inputs into three broad levels. Level 1 inputs consist of quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the related asset or liability. Level 3 inputs are unobservable inputs related to the asset or liability.

Intangible Assets

Intangible assets with a finite life consist of internally developed software, customer relationships, trade names, and acquired technology and are carried at cost less accumulated amortization. The Company amortizes the cost of identifiable intangible assets on a straight-line basis over the expected period of benefit, which ranges from three to seven years.

Costs associated with internally developed software are expensed as incurred unless they meet generally accepted accounting criteria for deferral and subsequent amortization. Software development costs incurred prior to the application development stage are expensed as incurred. For costs that are capitalized, the subsequent amortization is the straight-line method over the remaining economic life of the product, which is estimated to be 3 to 5 years.

The Company reassesses whether it has met the relevant criteria for deferral and amortization at each reporting date. The Company classifies amortization related to developed technology as cost of revenue totaling $815,067 and $891,425 for the nine months ended September 30, 2022 and 2021, respectively.

Long-Lived Assets

The Company reviews the carrying value of its long-lived assets, including equipment and finite-lived intangible assets, for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimate future cash flows expected to result from its use and eventual disposition. In cases where undiscounted cash flows are less than the carrying value of a long-lived asset group, an impairment loss is recognized equal to an amount by which the asset group’s carrying value exceeds the fair value of the assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of customer loss, obsolescence, demand, competition, and other economic factors. Based on this assessment there was no impairment recognized during the nine month periods ended September 30, 2022 and 2021.

F-100

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 1 – BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Goodwill

The Company records goodwill when consideration paid in an acquisition exceeds the fair value of the net tangible assets and the identified intangible assets acquired. Goodwill is not amortized, but rather is tested for impairment. The Company has determined that there are seven reporting units for the purpose of goodwill impairment tests.

The Company evaluates the carrying amount of goodwill annually or more frequently if events or circumstances indicate that the goodwill may be impaired. Factors that could trigger an impairment review include significant underperformance relative to historical or forecasted operating results, a significant decrease in the market value of an asset or significant negative industry or economic trends. The Company completes impairment reviews for its reporting units using a fair-value method based on management’s judgments and assumptions. When performing its annual impairment assessment, the Company evaluates the recoverability of goodwill assigned to each of its reporting units by comparing the estimated fair value of the respective reporting unit to the carrying value, including goodwill.

The Company had accumulated goodwill impairment of $1,644,000 as of September 30, 2022 and December 31, 2021. There is inherent uncertainty included in the assumptions used in goodwill impairment testing. A change to any of the assumptions could lead to a future impairment that could be material.

Leases

Effective January 1, 2020, the Company adopted the new lease accounting guidance in Accounting Standards Update No. 2016-02, Leases (ASC 842), using a modified retrospective approach. The adoption of ASC 842 resulted in the establishment of a right-of-use-asset and lease liability of $567,602 on January 1, 2020, and did not have any effect on accumulated deficit. The standard requires the recognition of right-of-use assets and lease liabilities for lease contracts with terms greater than 12 months.

Operating lease costs are recognized in the consolidated statements of operations as a single lease cost and finance lease costs are recognized in two components, interest expense and amortization expense. The Company has elected the package of practical expedients permitted in ASC 842. Accordingly, the Company accounted for its existing leases as either finance or operating leases under the new guidance, without reassessing (a) whether the contract contains a lease under ASC 842, (b) whether classification of the operating lease would be different in accordance with ASC 842, or (c) whether the unamortized initial direct costs before transition adjustments would have met the definition of initial direct costs in ASC 842 at lease commencement. In addition, the Company elected to utilize the practical expedient to use hindsight in determining the lease term when considering options to extend the term of leases. See Note 11 for further disclosure of the Company’s lease contracts and the impact the on the consolidated financial statements.

Prize Liability

The Company’s prize liability consists of funds to be paid to participants of the various fantasy games hosted by the Company. These prizes are paid to the participants once a fantasy game has concluded and final winners have been determined.

F-101

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 1 – BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Customer Deposits

The Company holds cash on behalf of customers in wallet accounts and accounts on the LeagueSafe Management, LLC platform. Cash related to these accounts may be drawn on at any time at the request of the customer.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Income Taxes, under which deferred tax liabilities and assets are recognized for the expected future tax consequences of temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities, net operating losses, and tax credit carryforwards. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company uses a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. A tax position is recognized when it is more likely than not that the tax position will be sustained upon examination, including resolution of any related appeals or litigation processes. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority. The standard also provides guidance on derecognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure and transition.

Revenue Recognition

The Company enters into contracts for the development, hosting, operations, maintenance, and service of games and contests that are hosted by the Company and accessed through the customer’s website or other electronic media. This generally results in revenue from developing, hosting, and maintaining software for customers (cloud-hosted SaaS) or licensing revenue for the development of software.

The Company enters into implicit and explicit contracts with end users for the hosting peer to peer online fantasy game and wallet operations. This generally results in revenue from online fantasy games and wallet operations.

The Company follows a five-step model to assess each sale to a customer; identify the legally binding contract, identify the performance obligations, determine the transaction price, allocate the transaction price, and determine whether revenue will be recognized at a point in time or over time.

Revenue is recognized upon transfer of control of promised products or services (i.e., performance obligations) to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for promised goods or services. The Company’s performance obligations are satisfied either over time (net gaming revenue, subscription revenue and certain types of fee revenue) or at a point in time (for certain types of fee revenue).

Other items relating to charges collected from customers include reimbursable expenses. Charges collected from customers as part of the Company’s sales transactions are included in revenues and the associated costs are included in cost of revenues.

F-102

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 1 – BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock-Based Compensation

Stock-based compensation expense reflects the fair value of stock-based awards measured at the grant date and recognized over the relevant vesting period. The Company estimates the fair value of each stock-based award on the measurement date using the Black-Scholes option valuation model which incorporates assumptions as to stock price volatility, the expected life of the options, risk-free interest rate, and dividend yield.

SharpLink Redeemable Preferred Stock Issued with a Commitment Fee

SharpLink issued redeemable preferred stock with a commitment fee in 2020. The Company considers guidance within ASC 470-20, Debt (ASC 470), Distinguishing Liabilities from Equity (ASC 480), and Derivatives and Hedging (ASC 815) when accounting for a redeemable equity instrument issued with a freestanding-instruments (e.g., commitment fee), such as in the December 2020 SharpLink preferred stock issuance (First Tranche) and the second issuance upon the date the common stock of SharpLink is listed or quoted on any trading market (Going Public Transaction) (Second Tranche). In circumstances in which redeemable convertible preferred stock is issued with a commitment fee, the proceeds from the issuance of the convertible preferred stock are first allocated to the commitment fee at its full estimated fair value.

Commitment Fee

The Company accounts for the commitment fee as either equity instrument, liability, or derivative liability in accordance with ASC 480 and/or ASC 815, depending on the specific terms of the agreement. The commitment fee, which requires SharpLink to issue common shares equal to the greater of either 15% of the aggregate of the First and Second Tranche or 3% of SharpLink’s issued and outstanding capital immediately following the Second Tranche, may require SharpLink to transfer a variable number of shares outside of its control, is classified as a liability. Liability-classified instruments are recorded at their estimated fair values at each reporting period until they are exercised, terminated, reclassified, or otherwise settled. The Company recognized commitment fee expense of $23,301,206 for the nine months ended September 30, 2021. There was no commitment fee expense for the nine months ended September 30, 2022.

Paycheck Protection Program Loans

The Company followed Financial Accounting Standards Board (FASB) ASC 470 in accounting for its Paycheck Protection Program (PPP) loans. Upon forgiveness and legal release, the Company reduced the liability by the amount forgiven and recorded a gain on forgiveness.

Advertising Costs

The Company expenses the costs of advertising as incurred. Advertising expense for the nine months ended September 30, 2022 and 2021, was $102,704 and $187,760, respectively.

Accounting Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-103

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 1 – BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently Issued Accounting Pronouncements Not Yet Adopted

Financial Instruments – Credit Losses

In June 2016, the FASB issued ASC 326, Financial Instruments – Credit Losses (Topic 326): Measurements of Credit Losses on Financial Instruments (ASC 326), which replaces the existing incurred loss model with a current expected credit loss (CECL) model that requires consideration of a broader range of reasonable and supportable information to form credit loss estimates. The Company would be required to use a forward-looking CECL model for accounts receivables, guarantees, and other financial instruments. The Company will adopt ASC 326 on January 1, 2023, and the Company is still evaluating the impact on its consolidated financial statements.

Subsequent Events

Management has evaluated subsequent events through September 8, 2023, the date which the consolidated financial statements were available for issue (See Note 20).

NOTE 2 – BUSINESS COMBINATIONS

Mer Telemanagement Solutions

Description of the transaction

On July 26, 2021, MTS, New SL Acquisition Corp., a wholly owned subsidiary of MTS (“Merger Sub”) and privately held SharpLink, Inc. entered into an Agreement and Plan of Merger (the “MTS Merger Agreement”). Pursuant to the MTS Merger Agreement, Merger Sub merged with and into SharpLink, Inc., with SharpLink, Inc. surviving as a wholly owned subsidiary of legacy MTS (the “Reverse Merger” or “Merger”). Following the MTS Merger, the Company changed its name from Mer Telemanagement Solutions Ltd. to SharpLink Gaming Ltd. On a pro forma and fully-diluted basis for SharpLink, SharpLink, Inc. shareholders own approximately 86% of SharpLink, inclusive of a stock option pool of 10% of the fully-diluted outstanding share capital of SharpLink, and legacy MTS securityholders own approximately 14% of the fully-diluted outstanding capital of SharpLink.

As a result of the MTS Merger, each outstanding share of SharpLink, Inc. common stock was converted into the right to receive SharpLink Gaming Ltd. ordinary shares as calculated pursuant to the Exchange Ratio, as defined in the MTS Merger Agreement. Each outstanding share of SharpLink, Inc. Series A preferred stock was converted into the right to receive SharpLink Gaming Ltd. Series A-1 preferred stock, calculated pursuant to the Exchange Ratio. Each outstanding share of SharpLink, Inc. Series A-1 preferred stock was converted into the right to receive SharpLink Gaming Ltd. Series A-1 preferred stock, calculated pursuant to the Exchange Ratio. Each outstanding share of SharpLink, Inc. Series B preferred stock was converted into the right to receive SharpLink Gaming Ltd. Series B preferred stock, calculated pursuant to the Exchange Ratio.

In connection with a closing condition of the MTS Merger Agreement, a major shareholder of both legacy MTS and SharpLink, Inc., invested $6,000,000 in exchange for 3,692,865 shares of SharpLink Gaming Ltd. Series B preferred stock.

F-104

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 2 – BUSINESS COMBINATIONS (CONTINUED)

Mer Telemanagement Solutions (Continued)

Identification of accounting acquirer

As a result of the MTS Merger, SharpLink, Inc. shareholders own 86% of SharpLink, on a fully diluted and as-converted basis, and has majority of the voting shares. Additionally, immediately following the closing of the MTS Merger, legacy MTS directors and officers agreed to resign, pursuant to the MTS Merger Agreement. SharpLink, Inc. executives became officers of SharpLink, and new members were appointed to the board of directors. The MTS Merger represents a reverse acquisition in which SharpLink, Inc. is the accounting acquirer and legacy MTS is the accounting acquiree. SharpLink applied the acquisition method of accounting to the identifiable assets and liabilities of legacy MTS, which have been measured at estimated fair value as of the date of the business combination.

Purchase Price

The purchase price is based on the legacy MTS closing share price of $6.80 on July 26, 2021, and 2,492,162 and 670,789 of Ordinary Shares and Preferred Shares, respectively, outstanding as of July 26, 2021, as well as the fair value of 108,334 share options and warrants outstanding as of July 26, 2021. The following table represents the purchase consideration paid in the MTS Merger.

Schedule of purchase consideration
MTS issued and outstanding ordinary shares immediately prior to Merger	3,162,951
MTS share price on July 26, 2021	$6.80
MTS ordinary shares fair value	21,508,067
MTS warrants and options fair value	$601,965
Purchase consideration for accounting acquiree	$22,110,032

The fair value of the MTS warrants and options, which are further disclosed in Note 14, respectively, were determined using a Black Scholes option-pricing model with the following assumptions:

MTS Warrants - $2.642 strike price
Fair value of ordinary shares	$6.80
Exercise price	$2.64
Expected volatility	54.7%
Expected dividends	0.0%
Expected term (in years)	3.0
Risk-free rate	0.38%

Fair value per warrant	$4.49
Warrants	58,334
Fair value	$261,965

MTS Warrants - $0 strike price
Fair value of ordinary shares	$6.80
Exercise price	$0.00
Expected volatility	54.7%
Expected dividends	0.0%
Expected term (in years)	3.0
Risk-free rate	0.38%

Fair value per warrant	$6.80
Warrants	25,000
Fair value	$170,000

MTS Options - $0 strike price
Fair value of ordinary shares	$6.80
Exercise price	$0.00
Expected volatility	54.7%
Expected dividends	0.0%
Expected term (in years)	3.0
Risk-free rate	0.38%

Fair value per warrant	$6.80
Warrants	25,000
Fair value	$170,000

F-105

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 2 – BUSINESS COMBINATIONS (CONTINUED)

Purchase Price Allocation

The MTS assets and liabilities were measured at estimated fair values at July 26, 2021, primarily using Level 3 inputs. Estimates of fair value represent management’s best estimate of assumptions about future events and uncertainties, including significant judgments related to future cash flows, discount rates, competitive trends, margin and revenue growth assumptions including royalty rates and customer attrition rates and others. Inputs used were generally obtained from historical data supplemented by current and anticipated market conditions and growth rates expected as of the acquisition date.

Mer Telemanagement Solutions (Continued)

The fair value of the assets acquired, and liabilities assumed as of July 26, 2021, were as follows:

Assets:
Cash	916,000
Restricted cash	1,016,000
Accounts receivable	356,000
Prepaid expenses and other current assets	322,000
Equipment	25,000
Other long-term assets	261,000
Intangible assets	483,000

Total Assets	$3,379,000

Liabilities:
Accrued expenses	2,129,000
Deferred revenue	914,000
Other current liabilities	495,000
Other long-term liabilities	312,000

Total liabilities	$3,850,000

Net assets acquired, excluding goodwill	$(471,000)

Goodwill	22,581,032

Purchase consideration for accounting acquiree	$22,110,032

The fair value, as determined by assumptions that market participants would use in pricing the assets, and weighted average useful life of the identifiable intangible assets are as follows:

	Fair Value	Weighted Average Useful Life (Years)
Customer relationships	$414,000	4
Developed technology	69,000	3
	$483,000

F-106

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 2 – BUSINESS COMBINATIONS (CONTINUED)

Mer Telemanagement Solutions (Continued)

The excess of the consideration for the acquisition over the fair value of net assets acquired was recorded as goodwill and derived from the market price of the shares at the time of the MTS Merger in the go-public transaction. As of December 31, 2021, $21,722,213 of the MTS goodwill was impaired. The goodwill created in the acquisition is not expected to be deductible for tax purposes.

The allocation of purchase price is subject to finalization during a period not to exceed one year from the acquisition date. Adjustments to the preliminary allocation of purchase price may occur related to finalization of income taxes.

Transaction Costs

SharpLink’s transaction costs incurred in connection with the MTS Merger were $3,084,341 for the nine months ended September 30, 2021. These costs were primarily comprised of professional fees, recorded in transaction expenses in the consolidated statement of operations. The transaction costs are not expected to be deductible for tax purposes.

Results of the MTS Business Subsequent to the Acquisition

The MTS business had approximate revenues and net loss of $653,000 and $22,332,000, respectively, which includes the impact of purchase accounting adjustments and goodwill impairment of $21,722,213. These results are included in operations for the period from July 26, 2021 through September 30, 2021. The financial results of the MTS business have been included in the Company’s Enterprise TEM segment from the date of acquisition.

NOTE 3 – REVENUE RECOGNITION

Nature of Products and Services

Software License

The Company’s software license allows the customer to take the software on premise. Electronic transfers of software licenses are recognized upon transfer of control, which is considered to occur when it is provided to the customer, resulting in revenue being recognized after the software has been delivered. Payments are due 30 days after being invoiced.

Software-as-a-Service

Software-as-a-Service (“SaaS”) arrangements are highly integrated services of development and hosting that grant customers the right to access the software. Updates are generally made available throughout the entire term of the arrangement, which is generally the length of a league season or single event period.

Via its Sports Gaming Client Services offerings, the Company provides a stand-ready obligation that includes an online library and technical support resources in these SaaS arrangements, which constitute a single, combined performance obligation, and revenue is recognized over the term of the service. Invoicing generally reflects two milestone payment terms. Other revenues related to the Affiliate Marketing Services software the Company is developing are immaterial.

F-107

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 3 – REVENUE RECOGNITION (CONTINUED)

Nature of Products and Services (Continued)

Software-as-a-Service (Continued)

The Company’s WhatIfSports product provides sports simulation software that its users pay a fee to access over a period of time. The Company provides and maintains the software throughout the duration of the season, which constitutes a single performance obligation. Revenue is recognized over the term of the service.

Net Gaming Revenue

The Company collects fees from customers for daily and season-long online fantasy sports games in advance and recognizes the related fees over the term of the online fantasy game. Users of season-long online games are allowed to purchase additional fantasy add-on packages. Based on the type of add-on, revenue is recognized at the time of purchase or over the related period of time the add-on is valid. The Company’s performance obligation under these contracts is to provide the customers with a platform to play these fantasy sports games over the course of the season. Revenue is recognized ratably over the period of the related sports season.

Fee Revenue

The Company collects various forms of fee revenue from customers during their use of LeagueSafe. The Company’s performance obligation is to provide customers with an online platform to collect entry fees, provide transparency into league transactions, encourage timely payment of entry fees, secure funds during the season, and facilitate end-of-season prize payouts. Fee revenue related to payment transactions is deferred until the end of the specific season. Other types of fee revenue are recognized on a transactional basis when users complete transactions or when an account becomes inactive under the terms of the user agreement.

Subscription Revenue

The Company collects subscriptions from customers when they sign up for access to Fantasy National Golf Club. The Company’s performance obligation under these contracts is to provide users with access to their intellectual property. The property carries data that provides users with information to make betting decisions for professional golf. Revenue is initially deferred and recognized ratably over the subscription period.

F-108

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 3 – REVENUE RECOGNITION (CONTINUED)

Revenues by Category

The Company combines its revenue into four categories, as follows:

	Nine Months Ended
	September 30,	September 30,
	2022	2021

Software-as-a-service and other	$-	$2,436,836
Net gaming revenue	1,156,716	1,335,231
Fee revenue	1,529,454	1,260,672
Subscription revenue	753,387	791,621
Total	$3,439,557	$5,824,360

Timing of Revenue Recognition

The Company has performance obligations that are satisfied over time and others that are satisfied at a point in time, as follows:

	Nine Months Ended
	September 30,	September 30,
	2022	2021
Performance obligation satisfied:
Over time	$1,910,103	$4,563,688
At a point in time	1,529,454	1,260,672

Net sales	$3,439,557	$5,824,360

Significant Judgments

The Company’s lone license contract contains promises to transfer multiple products to the customer. Judgment is required to determine whether each product is considered to be a distinct performance obligation that should be accounted for separately under the contract. The Company allocates the transaction price to the distinct performance obligations based on relative standalone selling price (SSP) such as the prices charged to customers on a standalone basis, contractually stated prices, and other entity specific factors or by using information such as market conditions and other observable inputs. The Company estimates SSP by maximizing use of observable prices such as contractually stated prices.

Determining whether licenses are distinct performance obligations that should be accounted for separately, or not distinct and thus accounted for together, requires significant judgment. In some arrangements, such as the Company’s license arrangements, the Company has concluded that the individual licenses are distinct from each other. In others, like the Company’s SaaS arrangements, the software development and final product are not distinct from each other because they are highly integrated and therefore the Company has concluded that these promised goods are a single, combined performance obligation.

If a group of agreements are so closely related that they are, in effect, part of a single arrangement, such agreements are deemed to be one arrangement for revenue recognition purposes. The Company exercises significant judgment to evaluate the relevant facts and circumstances in determining whether the separate agreements should be accounted for separately or as, in substance, a single arrangement. The Company’s judgments about whether a group of contracts comprise a single arrangement can affect the allocation of consideration to the distinct performance obligations, which could have an effect on results of operations for the periods involved.

F-109

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 3 – REVENUE RECOGNITION (CONTINUED)

The Company is required to estimate the total consideration expected to be received from contracts with customers. In limited circumstances, the consideration expected to be received is fixed based on the specific terms of the contract or based on the Company’s expectations of the term of the contract.

Generally, the Company has not experienced significant returns from or refunds to customers. These estimates require significant judgment and the change in these estimates could have an effect on its results of operations during the periods involved.

Contract Balances

The timing of revenue recognition may differ from the timing of invoicing to customers and these timing differences result in contract advanced billings on the Company’s consolidated balance sheet. The Company has an enforceable right to payment upon invoicing and records deferred revenue when revenue is recognized subsequent to invoicing. The Company recognizes unbilled revenue when revenue is recognized prior to invoicing.

The Company recognizes contract assets related to direct costs incurred to fulfill the contracts. These costs are primarily labor costs associated with the development of the software. The Company defers these costs and amortizes them into cost of revenue over the period revenue is recognized. The Company had no contract assets as of September 30, 2022 and December 31, 2021.

The Company’s assets and liabilities related to its contracts with customers were as follows:

	As of	As of
	September 30,	December 31,
	2022	2021

Accounts receivable	$10,497	$30,290
Deferred revenue	8,106,051	914,412

The Company had accounts receivable balance of $373,239 as of January 1, 2020.

During the nine months ended September 30, 2022 and 2021, the Company recognized all of the revenue that was included in deferred revenue at the beginning of the period. All other activity in contract advanced billing is due to the timing of invoices in relation to the timing of revenue as described above.

Contracted but unsatisfied performance obligations were approximately $8,096,733 as of September 30, 2022, which the Company expects to recognize in revenue over the next 12 months. During the nine months ended September 30, 2022 and 2021, revenue was recognized from performance obligations satisfied in previous periods.

Payment terms and conditions vary by contract type, although terms generally include a requirement of payment within 30 days. In instances where the timing of revenue recognition differs from the timing of invoicing, the Company has determined that its contracts generally do not include a significant financing component. The primary purpose of invoicing terms is to provide customers with simplified and predictable ways of purchasing the Company’s products and services, and not to facilitate financing arrangements.

F-110

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 4 – RESTRICTED INVESTMENTS

The Company had restricted investments that matured during the nine months ended September 30, 2021 and were not renewed. During the nine months ended September 30, 2021, restricted investments matured for total proceeds of $727,766.

NOTE 5 – SHARPLINK DECONSOLIDATION AND EQUITY METHOD INVESTMENT

During 2021, SharpLink preferred stockholders converted preferred shares to ordinary shares (see Note 14), and as a result, the Company no longer had a controlling interest in SharpLink as of August 31, 2021 and deconsolidated SharpLink from its consolidated financial statements effective as of August 31, 2021. In accordance with ASC 810, the Company recorded a gain on deconsolidation of $48,648,838 during the nine months ended September 30, 2021 in the other income (expense) section of the consolidated statements of operations. The gain on deconsolidation was calculated as follows:

Fair value of retained equity method investment	$54,341,136
Carrying amount of non-controlling interest	(375,189)
Carrying amount of net assets of SharpLink at August 31, 2021	(5,317,109)

Gain on deconsolidation of SharpLink	$48,648,838

The Company retained significant influence over the operating and financial policies of SharpLink and measured the fair value of the retained investment based on their share of the fair value of SharpLink, which is calculated using the market approached.

The following table provides summarized financial information for the Company’s ownership interest in SharpLink accounted for under the equity method for the nine months ended September 30, 2022 and 2021.

	Nine Months Ended
	September 30,	September 30,
	2022	2021
	(unaudited)	(unaudited)
Consolidated and Condensed Statement of Operations

Revenue	$4,940,264	$2,311,601
Cost of revenues	4,034,837	1,901,972

Gross profit	905,427	409,629

Operating expenses	13,390,818	31,129,930

Operating loss	(12,485,391)	(30,720,301)

Other income (expense)	(56,391)	13,156
Provision for income tax expense	(1,000)	(700)
Loss from discontinued operation, net of tax	(1,360,286)	(21,767,385)

Net loss	$(13,903,068)	$(52,475,230)

F-111

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 6 – FAIR VALUE ASSETS AND LIABILITIES

There are three general valuation techniques that may be used to measure fair value, as described below:

1.	Market approach – Uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. Prices may be indicated by pricing guides, sale transactions, market trades, or other sources.

2.	Cost approach – Based on the amount that currently would be required to replace the service capacity of an asset (replacement cost).

3.	Income approach – Uses valuation techniques to convert future amounts to a single present amount based on current market expectations about the future amounts (includes present value techniques and option-pricing models). Net present value is an income approach where a stream of expected cash flows is discounted at an appropriate market interest rate.

Assets (liabilities) itemized below were measured at fair value using the market approach. The market approach was used for Level 1 assets measured on a non-recurring basis.

	Carrying	Fair Value
	Amount	Measurement
	Fair Value	(Level 1)	(Level 2)	(Level 3)

September 30, 2022
SharpLink equity method investment	$7,185,676	$7,185,676	$-	$-

	$7,185,676	$7,185,676	$-	$-

	Carrying	Fair Value
	Amount	Measurement
	Fair Value	(Level 1)	(Level 2)	(Level 3)

December 31, 2021
SharpLink equity method investment	$23,568,578	$23,568,578	$-	$-

	$23,568,578	$23,568,578	$-	$-

F-112

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 7 –EQUIPMENT

Equipment consists of the following as of September 30, 2022 and December 31, 2021:

	As of	As of
	September 30,	December 31,
	2022	2021
Leasehold improvements	$220,569	$220,569
Furniture and fixtures	39,320	39,320
Computer equipment and software	165,014	158,422
	424,903	418,311
Less accumulated depreciation	389,408	352,878
	$35,495	$65,433

Depreciation expense for the nine month periods ended September 30, 2022 and 2021, was $36,530 and $57,436, respectively.

NOTE 8 – INTANGIBLE ASSETS

Intangible assets as of September 30, 2022 and December 31, 2021 consists of the following:

		Accumulated
	Cost	Amortization	Net

Balance, September 30, 2022
Customer relationships	$632,125	$464,182	$167,943
Trade names	426,890	346,569	80,321
Software	5,640,868	4,921,370	719,498

	$6,699,883	$5,732,121	$967,762

Balance, December 31, 2021
Customer relationships	$632,125	$409,647	$222,478
Trade names	426,890	294,107	132,783
Software	5,640,868	4,115,309	1,525,559

	$6,699,883	$4,819,063	$1,880,820

F-113

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

As of September 30, 2022, the useful lives of intangible assets consisted of the following:

		Weighted-
		Average
	Useful Life	Remaining Useful
	(years)	Life (years)

Customer relationships	5 - 9	2.57
Trade names	3 - 7	1.88
Software	3 - 7	1.77

Amortization expense for the nine months ended September 30, 2022 and 2021, was $913,057 and $1,075,546 respectively. Estimated future amortization expense related to these intangible assets is as follows:

Periods Ending December 31
2022 (three month period)	$196,801
2023	539,132
2024	185,477
2025	46,352
Total	$967,762

F-114

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 9 – RELATED PARTY TRANSACTIONS

The Company owns approximately 40% of the outstanding ordinary shares of SharpLink as of September 30, 2022. The Company has historically paid direct expenses incurred by SharpLink’s subsidiary, STI, which includes salaries and related expense for the employees of STI. The Company collects cash on behalf of the STI’s revenue generating activities. The Company allocated to STI cost of revenue and selling, general, and administrative expenses totaling $211,171 and $178,334 for the nine months ended September 30, 2022, and 2021, respectively, for costs incurred by the Company that were clearly applicable to the current and future revenue producing activities of STI. Management has allocated these expenses using judgement based on the most reasonable method for the type of expense. Allocation methods were based on headcount, budgeting, salaries expense, and revenue depending on the expense.

Since the merger of STI and SharpLink on November 1, 2020, the Company has generated a receivable from STI for expenses paid on behalf of STI in excess of cash collected by the Company on behalf of STI’s revenue generating activities, which is recorded in related party receivable in the consolidated balance sheets as of September 30, 2022 and December 31, 2021. As of September 30, 2022 and December 31, 2021, STI owed the Company $35,670 and $93,954, respectively.

The Company has a banking relationship with Platinum Bank (Platinum), which is considered a related party due to a board member of Platinum also serving on the board of directors for the Company and owns common stock of the Company. As of September 30, 2022 and December 31, 2021, the Company had related party cash and restricted cash balances of $50,280,236 and $28,549,384, respectively. The Company had interest income related to these accounts totaling $271,357 and $182,380 for the nine months ended September 30, 2022 and 2021, respectively. The Company also has related party notes with Platinum as discussed in Note 11 and 12.

The Company uses Brown & Brown (Brown), formerly Hays Companies, for all of its insurance brokerage needs. Brown is considered a related party as executives in Brown and its predecessor, own common stock in the Company, a Brown employee serves on the board of directors for the Company, and another employee serves on the board of directors for both the Company and SharpLink. As a result of MTS Merger, see Note 2, all board of director members of both the Company and SharpLink, resigned from the Company’s board of directors as of July 26, 2021. The Company paid $0 and $143,708 for the nine months ending September 30, 2022 and 2021, respectively for insurance coverage brokered by Brown.

NOTE 10 – OPERATING LEASES

The Company leases certain office space under a long-term, non-cancelable operating lease agreement. The lease has an original term that expires in December 2023 with an option to extend the term for three years. The Company has included this option to extend the lease because the Company determined after considering all economic factors that the Company is reasonably certain to exercise this option to extend the lease. The agreement requires the Company to pay real estate taxes, insurance, and repairs. There was no allocation of consideration to any non-lease component as amounts were not material.

The weighted-average discount rate is based on the discount rate implicit in the lease, or if the implicit rate is not readily determinable from the lease, then the Company estimates an applicable incremental borrowing rate. The Company determined the incremental borrowing rate based on the Company’s applicable borrowing rates under its current financing agreements as of the commencement date of the standard adoption.

F-115

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 10 – OPERATING LEASES (CONTINUED)

Total lease expense was $40,901 and $94,841 for the nine months ended September 30, 2022 and 2021, respectively.

The following table summarizes the supplemental cash flow information for the nine months ended September 30, 2022 and 2021:

	Nine Months Ended
	September 30,	September 30,
	2022	2021
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$96,662	$91,732

The following summarizes the weighted-average remaining lease term and weighted-average discount rate:

	Nine Months Ended
	September 30,	September 30,
	2022	2021
Weighted-average remaining lease terms
Operating leases	30 months	32 months

Weighted-average discount rate
Operating leases	5.50%	5.50%

F-116

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 10 – OPERATING LEASES (CONTINUED)

The future minimum lease payments under noncancellable operating leases with terms greater than one year are listed below for the years ending December 31:

Periods Ending December 31
2022 (three month period)	$21,970
2023	48,945
2024	34,320
2025	29,337

Total lease payments	134,572
Less interest	9,347
Present value of lease liability	$125,225

NOTE 11 – RELATED PARTY LINE OF CREDIT

The Company had available $4,120,651 under a variable rate (5.5% as of September 30, 2022) bank line of credit, which expired June 15, 2023. The line of credit is with a related party (see Note 9). There was $4,120,651 outstanding as of both September 30, 2022 and December 31, 2021.

F-117

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 12 – RELATED PARTY DEBT

The Company has the following notes payable with Platinum Bank, a related party (see Note 9).

	As of	As of
	September 30,	December 31,
	2022	2021

Note payable - Bank, $2,000,000 principal, with final advance of $158,219 on January 5, 2021. Payments are due in monthly principal and interest installments of $38,202, through maturity of December 9, 2025. Interest is fixed at 5.5% (effective rate of 5.92%). The loan is secured by assets of the Company.	$1,363,303	$1,643,479
Note payable - Bank, $750,000 principal, due on demand, and if no demand, 60 monthly installment payments of $14,240, interest charged at prime plus 1%, due August 2022. The loan was paid in full during 2022.	$-	$118,165
	1,363,303	1,761,644
Less unamortized debt issuance costs	19,980	19,980
Less current maturities of long-term debt	394,333	495,618

Long-term debt	$948,990	$1,246,046

Maturities of long-term debt are as follows:

Periods Ending December 31
2022 (three month period)	$97,277
2023	398,823
2024	421,319
2025	445,884
Total	$1,363,303

NOTE 13 – PAYCHECK PROTECTION PROGRAM

The Company applied for and obtained PPP loans administered by the U.S. Small Business Administration (SBA). Under the terms of the loans, the Company could apply for forgiveness for a portion of or all of the loans. In order to meet the conditions for forgiveness, the Company was required to maintain certain employee levels and use the proceeds on eligible expenses including payroll, benefits, rent, and utilities.

In April 2020, the Company applied for and obtained a PPP loan in the amount of $700,000, established under the Coronavirus Aid, Relief, and Economic Security (Cares) Act. The Company received forgiveness from the SBA in January 2021. Accordingly, the Company recognized a gain on extinguishment of debt of $700,000 in January 2021.

In January 2021, the Company applied for a second PPP loan in the amount of $699,519, established under the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act (the Economic Aid Act). All conditions for forgiveness were met during 2021, and the loan was forgiven by the SBA in August 2021. Accordingly, the Company recognized a gain on debt extinguishment of $699,519 in August 2021.

F-118

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 13 – PAYCHECK PROTECTION PROGRAM (CONTINUED)

The Company must retain all records relating to the loans for six years from the date of forgiveness and must permit authorized representatives of the SBA, including representatives of its Office of Inspector General, to access such files upon request.

NOTE 14 – PREFERRED STOCK

In July 2018, the Company filed a Certificate of Incorporation in Delaware and authorized the issuance of 14,000,000 shares of Common Stock at a $0.0001 par value per share and 8,000,000 shares of Series A Preferred Stock at a $0.0001 par value per share.

Terms of the Preferred Stock are as follows:

Voting – Holders of each share of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock are convertible. Holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class and on an as-converted to Common Stock basis.

Dividends – In the event that the Company declares dividends on shares of any other class or series of capital stock of the Company, holders of each share of Series A Preferred Stock shall receive a dividend in an amount at least equal to (i) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, the same dividend payable on each share of such class or series determined as if all shares of such class or series had been converted into Common Stock and (ii) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series A Preferred Stock determined by (A) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and (B) multiplying such fraction by an amount equal to the Series A Original Issue Price ($1.79 per share, subject to appropriate adjustment in the event of any stock dividend, split, or recapitalization). If the Company declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Company, the dividend payable to the holders of Series A Preferred Stock shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series A Preferred Stock dividend.

Liquidation – Upon any voluntary or involuntary liquidation, dissolution, or winding up of the Company, Series A Preferred Stock holders shall be entitled to receive out of the assets an amount per share equal to the greater of (i) the Series A Original Issue Price, plus any accrued and unpaid dividends thereon, or (ii) such amount per share as would have been payable had all shares of Series A Preferred Stock been converted into Common Stock immediately prior to such liquidation, dissolution, or winding up before any distribution or payment shall be made to the holders of any Junior Securities. If upon any such liquidation, dissolution or winding up of the Company, the assets are insufficient to pay the Series A Liquidation Amount in full, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution.

F-119

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 14 – PREFERRED STOCK (CONTINUED)

Conversion – Each share of Series A Preferred Stock shall be convertible into shares of Common Stock as is determined by dividing the Series A Original Issue Price by the conversion price, $1.79 per share. The conversion price would be reduced if the Company issues Common Stock at a price lower than the conversion price, or issues an instrument granting the holder rights to purchase Common Stock at a price lower than the conversion price.

Upon either (a) the closing of the sale of shares of Common Stock at a price of at least $10.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization) in a public offering under the Securities Act of 1933 resulting in at least $25,000,000 of gross proceeds to the Company and subsequently the Common Stock is listed for trading on the Nasdaq, the New York Stock Exchange or another exchange or marketplace approved the Board of Directors, or (b) the date and time, or the occurrence of an event, specified by vote or written consent of the Preferred Supermajority, then all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate as calculated pursuant to the Certificate of Incorporation, and such shares may not be reissued by the Company.

NOTE 15 – SHARPLINK CONVERTIBLE PREFERRED STOCK

On December 23, 2020, the SharpLink, Inc. board authorized the establishment and designation of 9,000 shares of 8% convertible preferred stock (“Series A preferred stock”) at $0.01 par value. Additionally, the SharpLink, Inc. board reserved 4,150,000 shares of common stock issuable upon the conversion of the shares of Series A preferred stock. On December 23, 2020, SharpLink, Inc. entered into a securities purchase agreement with an investor to issue 2,000 shares of Series A preferred stock for $2,000,000 (“First Tranche”).

Terms of the Series A preferred stock are as follows:

Voting – Series A preferred stock shall have no voting rights, however, without the affirmative vote of the majority of the outstanding shares of Series A preferred stock, SharpLink, Inc. cannot (a) alter or change adversely the powers, preferences or rights given to the Series A preferred stock, (b) authorize or create any class of stock ranking in priority to as to dividends, redemption or distribution of assets upon a liquidation, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series A preferred stock, or (e) enter into any agreement with respect to any of the above.

Dividends – Holders of each share of Series A preferred stock shall be entitled to receive cumulative dividends at the rate per share (as a percentage of the stated value per share) of 8% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the issuance of such share of Series A preferred stock and on each conversion date in cash, or at SharpLink, Inc.’s option, in duly authorized, validly issued, fully paid and non-assessable shares of common stock, or a combination thereof.

F-120

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 15 – SHARPLINK CONVERTIBLE PREFERRED STOCK (CONTINUED)

Liquidation – Upon any liquidation, dissolution or winding-up of SharpLink, Inc., whether voluntary or involuntary, Series A preferred stock holders shall be entitled to receive out of the assets an amount equal to the Stated Value of $1,000 per share, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due (the preferred liquidation preference), for each share of Series A preferred stock before any distribution or payment shall be made to the holders of any Junior Securities.

Conversion – Each share of Series A preferred stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of common stock determined by dividing the stated value of such share of Series A preferred stock by the conversion price, $2.1693 per share. The conversion price would be reduced if SharpLink, Inc. issues common stock at a price lower than the conversion price, or issues an instrument granting the holder rights to purchase common stock at a price lower than the conversion price. Upon the closing of the Going Public Transaction all outstanding shares of Series A preferred stock shall automatically be converted into that number of shares of common stock, subject to a beneficial ownership limitation of 9.99%, determined by dividing the stated value of such share of Series A preferred stock by the conversion price.

Second Tranche – Immediately prior to completing the Going Public Transaction, SharpLink, Inc. shall sell to the current Series A preferred stock shareholder not less than $5,000,000 of preferred stock.

Commitment Fee –Immediately following the Second Tranche, SharpLink, Inc. shall issue preferred stock equal to the greater of either 15% of the aggregate of the First and Second Tranche or 3% of the Company’s issued and outstanding capital.

Redemption – SharpLink, Inc. shall redeem all of the outstanding shares of Series A preferred stock if SharpLink, Inc. has not completed the Going Public Transaction by December 23, 2021. SharpLink, Inc. would be required to redeem at the aggregate stated value, plus accrued but unpaid dividends, all liquidated damages. Interest shall accrue at the lesser of 12% per annum or the maximum rate permitted by applicable law until the amount is paid in full. SharpLink, Inc. accretes the carrying value of the Series A preferred stock to the full redemption value ratably until December 23, 2021.

On June 15, 2021, SharpLink, Inc. entered into the first amendment to the securities purchase agreement, which amended the following terms:

Second Tranche – Amended to provide that immediately prior to completing the Going Public Transaction, SharpLink, Inc. shall sell to the current Series A preferred stock shareholder Series B preferred stock for $6,000,000.

Commitment Fee – Amended to provide that immediately following the Second Tranche, SharpLink, Inc. shall issue Series A-1 preferred stock equal to 3% of the issued and outstanding capital of the Company.

F-121

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 15 – SHARPLINK CONVERTIBLE PREFERRED STOCK (CONTINUED)

On July 23, 2021, SharpLink, Inc. entered into the second amendment to the securities purchase agreement, which amended the following terms:

Second Tranche – Amended to provide that immediately prior to completing the Going Public Transaction, SharpLink, Inc. shall sell to the current Series A preferred stock shareholder 2,765,824 shares of Series B preferred stock for $6,000,000.

On July 26, 2021, SharpLink’s board authorized the establishment and designation of 525,016 shares of Series A-1 Convertible preferred stock (“Series A-1 preferred stock”) at $0.01 par value.

Terms of the Series A-1 preferred stock are as follows:

Voting – Series A-1 preferred stock shall have no voting rights, however, without the affirmative vote of the majority of the outstanding shares of Series A-1 preferred stock, SharpLink cannot (a) alter or change adversely the powers, preferences or rights given to the Series A-1 preferred stock, (b) authorize or create any class of stock ranking in priority to as to dividends, redemption or distribution of assets upon a liquidation, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series A-1 preferred stock, or (e) enter into any agreement with respect to any of the above.

Liquidation – Upon any liquidation, dissolution or winding-up of the SharpLink, whether voluntary or involuntary, Series A-1 preferred stock holders shall be entitled to receive out of the assets an amount equal to the Stated Value of $2.1693 per share, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due (the preferred liquidation preference), for each share of Series A-1 preferred stock before any distribution or payment shall be made to the holders of any Junior Securities.

Conversion – Each share of Series A-1 preferred stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of common stock determined by dividing the stated value of such share of Series A-1 preferred stock by the conversion price, $2.1693 per share. The conversion price would be reduced if the SharpLink issues common stock at a price lower than the conversion price, or issues an instrument granting the holder rights to purchase common stock at a price lower than the conversion price. Upon the closing of the Going Public Transaction all outstanding shares of Series A-1 preferred stock shall automatically be converted into that number of shares of common stock, subject to a beneficial ownership limitation of 9.99%, determined by dividing the stated value of such share of Series A-1 preferred stock by the conversion price.

Redemption – SharpLink completed the Going Public Transaction and redeemed all of the outstanding shares of Series A-1 preferred stock before July 26, 2022. The Company redeemed the shares at the aggregate stated value, plus accrued but unpaid dividends, all liquidated damages. Interest shall accrued at the lesser of 12% per annum or the maximum rate permitted by applicable law until the amount is paid in full.

F-122

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 15 – SHARPLINK CONVERTIBLE PREFERRED STOCK (CONTINUED)

On July 26, 2021, SharpLink Gaming LTD’s board authorized the establishment and designation of 2,765,824 shares of Series B convertible preferred stock (“Series B preferred stock”) at $0.01 par value.

Terms of the Series B preferred stock are as follows:

Voting – Series B preferred stock shall have no voting rights, however, without the affirmative vote of the majority of the outstanding shares of Series B preferred stock, the SharpLink cannot (a) alter or change adversely the powers, preferences or rights given to the Series B preferred stock, (b) authorize or create any class of stock ranking in priority to as to dividends, redemption or distribution of assets upon a liquidation, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series B preferred stock, or (e) enter into any agreement with respect to any of the above. Dividends – Holders of each share of Series B preferred stock shall be entitled to receive cumulative dividends at the rate per share (as a percentage of the stated value per share) of 8% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the issuance of such share of Series B preferred stock and on each conversion date in cash, or at SharpLink Gaming LTD’s option, in duly authorized, validly issued, fully paid and non-assessable shares of common stock, or a combination thereof.

Liquidation – Upon any liquidation, dissolution or winding-up of SharpLink , whether voluntary or involuntary, Series B preferred stock holders shall be entitled to receive out of the assets an amount equal to the Stated Value of $2.1693 per share, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due (the preferred liquidation preference), for each share of Series B preferred stock before any distribution or payment shall be made to the holders of any Junior Securities.

Conversion – Each share of Series B preferred stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of common stock determined by dividing the stated value of such share of Series B preferred stock by the conversion price, $2.1693 per share. The conversion price would be reduced if SharpLink issues common stock at a price lower than the conversion price, or issues an instrument granting the holder rights to purchase common stock at a price lower than the conversion price. Upon the closing of the Going Public Transaction all outstanding shares of Series B preferred stock shall automatically be converted into that number of shares of common stock, subject to a beneficial ownership limitation of 9.99%, determined by dividing the stated value of such share of Series B preferred stock by the conversion price.

Redemption – SharpLink completed the Going Public Transaction and redeemed all of the outstanding shares of Series B preferred stock before July 26, 2022. The Company redeemed the outstanding shares at the aggregate December 31, 2021, and 2020 stated value, plus accrued but unpaid dividends, all liquidated damages. Interest accrued at the lesser of 12% per annum or the maximum rate permitted by applicable law until the amount was paid in full.

F-123

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 15 – SHARPLINK CONVERTIBLE PREFERRED STOCK (CONTINUED)

On July 26, 2021, SharpLink, Inc. completed its merger with Mer Telemanagement Solutions Ltd. (“MTS”) (the “MTS Merger”) and changed its name to SharpLink and commenced trading on NASDAQ under the ticker symbol “SBET.” The MTS Merger was effectuated by a share exchange in which MTS issued shares to SharpLink, Inc. shareholders, resulting in SharpLink, Inc. shareholders owning approximately 86% of the capital stock of SharpLink, on a fully-diluted, as-converted basis. The exchange ratio used to determine the number of shares issued to SharpLink, Inc. shareholders was 1.3352, which was calculated pursuant to the terms of the MTS Merger Agreement.

At SharpLink’s Extraordinary General Meeting of Shareholders held on July 21, 2021, SharpLink’s shareholders approved an Amended and Restated Articles of Association, which was effective upon consummation of the MTS Merger. The Amended and Restated Articles of Association increased the registered share capital to 92,900,000 ordinary shares, 800,000 shares of Series A preferred stock, 2,600,000 shares of Series A-1 preferred stock and 3,700,000 shares of Series B preferred stock, each at a par value of $0.02, reflecting the reverse stock split at a ratio of 1-to-2, which became effective on July 26, 2021 immediately prior to the effectiveness of the MTS Transaction.

The terms of the Series A preferred stock, Series A-1 preferred stock and Series B preferred stock authorized by SharpLink are consistent with the terms of the SharpLink, Inc. Series A preferred stock, Series A-1 preferred stock and Series B preferred stock.

The SharpLink’s equity structure was adjusted for all periods presented in the consolidated statements of shareholders’ equity using the exchange ratio established in the MTS Merger Agreement to reflect the number of shares of the legal parent (the accounting acquiree) issued in the reverse acquisition. Ordinary share par value and additional paid-in capital was adjusted for all periods presented in the consolidated statements of shareholders’ equity to reflect the new par value of ordinary shares after the 1-to-2 reverse stock split.

The MTS Merger represented a Going Public Transaction. Immediately prior to the MTS Merger, the outstanding shares of the SharpLink, Inc. Series A preferred stock were exchanged for 1,230,956 shares of Series A-1 preferred stock in the Company. Additionally, the holder of the Series A preferred stock received 700,989 shares of Series A-1 preferred stock in the Company to settle the commitment fee and 3,692,862 shares of Series B preferred stock in the Company in exchange for $6,000,000 to settle the second tranche commitment.

Subsequent to the MTS Merger, the holder of the Series A-1 preferred stock and Series B preferred stock converted 1,931,945 and 3,568,055 shares, respectively, to ordinary shares of SharpLink, each at a 1:1 ratio. Due to the conversion of SharpLink’s preferred stock to ordinary shares, the Company no longer had a controlling interest in SharpLink as of August 31, 2021 (see Note 5).

F-124

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 16– SHARPLINK WARRANTS

Warrant – Advisory Services

On February 1, 2021, SharpLink, Inc. issued a common stock purchase warrant (“warrant”) in exchange for advisory services, which gave the holder the right to purchase up to 636,867 shares of SharpLink, Inc.’s common stock.

The terms of the warrant are as follows:

Voting and Dividends – This warrant does not entitle the holder to any voting rights, dividends or other rights as a shareholder of SharpLink, Inc. prior to the exercise of the warrant.

Exercisability and Termination Dates – The warrant will vest and become exercisable by the holder immediately prior to the Going Public Transaction. If the Going Public Transaction does not occur by August 1, 2022, the warrant will terminate and shall no longer be exercisable by the holder. In the instance that a Going Public Transaction is consummated prior to the initial termination date, the warrant shall be vested, fully exercisable and the termination date shall be extended 5 years from the exercisability date.

Exercise Price – The exercise price per share of common stock under this warrant shall be $0.01.

The warrant is in the scope of ASC 718, Compensation – Stock Compensation, as a share-based payment issued to nonemployees in exchange for services. Compensation costs for a nonemployee share-based payment award with a performance condition, such as the Going Public Transaction, is recognized when the performance condition becomes probable of occurrence, which in SharpLink, Inc.’s case is when the Going Public Transaction is completed. On July 26, 2021, SharpLink, Inc. completed the MTS Merger. The warrant vested and became fully exercisable into 850,330 ordinary shares in the Company immediately prior to the MTS Merger.

The warrant’s grant date fair value of $2,001,677 was recognized upon the completion of the Going Public Transaction using a Black Scholes option-pricing model with the following assumptions:

Fair value of ordinary shares on grant date	$2.36
Exercise price	$0.01
Expected volatility	58.2%
Expected dividends	0.0%
Expected term (in years)	5.00
Risk-free rate	0.42%

F-125

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 16 – SHARPLINK WARRANTS (CONTINUED)

SharpLink, Inc.’s underlying stock was not publicly traded on the issuance date of the warrant but its fair value was estimated using a straight-line calculation, with the benefit of hindsight, between the fair values determined as of December 31, 2020, and July 26, 2021, of $0.63 per share and $6.80 per share, respectively. SharpLink, Inc.’s underlying stock fair value was determined on December 31, 2020, using recent equity financings and on July 26, 2021, using SharpLink’s publicly traded share price. SharpLink determined that the straight-line calculation provides the most reasonable basis for the valuation of the warrant issued on February 1, 2021, because the SharpLink did not identify any single event that occurred during this interim period that would have caused a material change in value.

The SharpLink estimates the volatility of its underlying stock by using an average of the calculated historical volatility of a group of comparable publicly traded stock. The expected dividend yield is calculated using historical dividend amounts and the stock price at the warrant issuance date. The risk-free rate is based on the United States Treasury yield curve in effect at the time of the grant. The expected term is estimated based on contractual terms.

Warrants – MTS

Prior to the MTS Merger, the MTS shareholders approved the issuance of a warrant to the former MTS CEO to acquire 58,334 ordinary shares, at an exercise price of $2.642, which vested and became immediately exercisable upon the consummation of the MTS Merger. The warrant was granted on July 21, 2021, and expires three years after the grant date. The grant date fair value was recognized as an expense upon vesting, which occurred immediately prior to the MTS Merger. The compensation expense related to this warrant was recognized in the MTS financial results immediately prior to the merger and thus is not included in the SharpLink consolidated statement of operations. This warrant does not entitle the holder to any voting rights, dividends or other rights as a shareholder of SharpLink prior to the exercise of the warrant.

Prior to the MTS Merger, the MTS shareholders approved the issuance of a warrant to the former MTS CEO to acquire 25,000 ordinary shares, with a $0 exercise price, which vested and became immediately exercisable upon the consummation of the MTS Merger. The warrant was granted on July 21, 2021, and expires three years after the grant date. The grant date fair value was recognized as an expense upon vesting, which occurred immediately prior to the MTS Merger. The compensation expense related to this warrant was recognized in the MTS financial results immediately prior to the merger and thus is not included in the SharpLink consolidated statement of operations. This warrant does not entitle the holder to any voting rights, dividends or other rights as a shareholder of SharpLink prior to the exercise of the warrant.

F-126

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 17 – INCOME TAXES

Deferred tax assets and liabilities as of September 30, 2022 and December 31, 2021, consist of the following:

	As of	As of
	September 30,	December 31,
	2022	2021
Deferred tax assets
Net operating losses	$1,061,002	$752,714
Equipment	224	-
Goodwill	17,643	91,342
Intangible assets	271,811	99,144
Lease liability	27,550	49,439
Research and development tax credits	65,168	82,446
Nonqualified stock compensation	32,714	27,273
Deferred rent	574	5,739
Charitable contributions	1,631	-
Deferred tax assets	1,478,317	1,108,097

Deferred tax liabilities
Right-of-use asset	24,918	44,941
Equipment	-	510
SharpLink investment	1,495,620	4,919,734
Deferred tax liabilities	1,520,538	4,965,185

Net deferred tax liability	$(42,221)	$(3,857,088)

As of September 30, 2022 and December 31, 2021, the Company has a federal tax net operating loss carryforward of $4,783,697 and $3,419,339, respectively, which will be available to offset future taxable income indefinitely. As of September 30, 2022 and December 31, 2021, the Company has net operating loss carryforwards in states totaling $670,973. The state net operating loss carryforwards will begin to expire in 2034 through 2037 and are available to offset future taxable income or reduce taxes payable. The Company has a research and development tax credit of $65,168 and $82,446 as of September 30, 2022 and December 31, 2021, respectively, that will be available to offset future tax liabilities. Research and development tax credits will begin to expire in 2028 through 2030.

The Company’s ability to utilize a portion of its net operating loss carryforwards to offset future taxable income may be subject to certain limitations under Section 382 of the Internal Revenue Code due to changes in the equity ownership of the Company. The Company has determined that all net operating losses are fully available as of September 30, 2022. In addition, future changes in ownership as defined in Section 382 of the Internal Revenue Code could put limitations on the availability of the net operating loss carryforwards.

F-127

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 17 – INCOME TAXES (CONTINUED)

Income tax expense (benefit) charged to income for the nine months ended September 30, 2022 and 2021 consists of the following:

	For Nine Months Ended
	September 30,	September 30,
	2022	2021

Current income tax expense	$-	$-
Deferred tax expense (benefit)	(3,814,867)	3,849,227
	$(3,814,867)	$3,849,227

A reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate is as follows:

	For Nine Months Ended
	September 30,	September 30,
	2022	2021

Income tax benefit at federal statutory rate	$(3,649,704)	$3,575,195
State and local income taxes net of federal tax benefit	(173,795)	171,103
PPP loan forgiveness income	-	(147,000)
Initial recognition of SharpLink equity method investment	-	986,953
Other	8,632	187,215
Change in valuation allowance	-	(924,239)

Income tax expense (benefit)	$(3,814,867)	$3,849,227

The Company files income tax returns in the U.S. federal jurisdiction, Minnesota, and various other states. The Company is not subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2018. It is difficult to predict the final timing and resolution of any particular uncertain tax position. Based on the Company’s assessment of many factors, including past experience and complex judgements about future events, there are no uncertain tax positions, and the Company does not currently anticipate significant changes in its uncertain tax positions over the next 12 months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as additional income tax expense. During the nine months ended September 30, 2022 and 2021, the Company did not recognize material income tax expense related to interest and penalties.

F-128

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 18 – STOCK OPTION PLANS

The Company has approved and adopted the 2018 stock option plan, which permits the grant of stock options to its employees, directors and consultants for up to 572,155 shares of common stock. For the nine months ended September 30, 2022, the Company had 527,678 options outstanding and 67,785 options were granted. For the nine months ended September 30, 2021, the Company 465,043 options outstanding and 220,933 options were granted.

NOTE 19 – LIQUIDITY

For the nine months ended September 30, 2022, the Company incurred a net loss of approximately $14,400,000, which includes an equity method net loss of SharpLink of approximately $5,530,000, and SharpLink equity method investment impairment charge of approximately $10,855,000. The Company is projecting negative cash flow for calendar years 2022 and 2023. As discussed in Note 20, the Company consummated an Agreement and Plan of Merger with SharpLink and SHGN Acquisition Corp that the Company expects to benefit from new revenue opportunities and overhead cost savings. The Company has also negotiated a new contract with its current merchant processor that is estimated to save approximately $150,000 on annual basis and is currently in cost saving negotiations on other contracts with current vendors. In addition, the Company’s investment in SharpLink could be liquidated to provide capital for operations.

NOTE 20 – SUBSEQUENT EVENTS

Merger with SharpLink

On December 22, 2022, the Company consummated a merger transaction with SHGN Acquisition Corp., (“Acquirer” or the “Merger Subsidiary”), a Delaware corporation and wholly owned subsidiary of SharpLink, in which Acquirer, acquired all of the outstanding capital stock of the Company via an Agreement and Plan of Merger, dated as of September 6, 2022 (“Merger Agreement”). In accordance with the terms of an equity purchase agreement between the Acquirer, the Acquiree and an individual acting as the SportsHub stockholders’ representative (“the Stockholder Representative”):

SharpLink issued an aggregate of 4,319,263 ordinary shares to the equity holders of SportsHub, on a fully diluted basis. An additional aggregate of 405,862 ordinary shares are being held in escrow for SportsHub shareholders who have yet to provide the applicable documentation required in connection with the SportsHub Merger, as well as shares held in escrow for indemnifiable losses and for the reimbursement of expenses incurred by the Stockholder Representative in performing his duties pursuant to the Merger Agreement.

SportsHub has merged with and into the Merger Subsidiary, with the Merger Subsidiary remaining as the surviving corporation and wholly owned subsidiary of SharpLink.

SportsHub, which owned 8,893,803 ordinary shares of SharpLink prior to the merger, distributed those shares to SportsHub’s stockholders immediately prior to the consummation of the Merger. These shares were not part of the purchase consideration.

SharpLink assumed $5,387,850 of SportsHub’s debt as purchase consideration.

F-129

SportsHub Games Network, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

NOTE 20 – SUBSEQUENT EVENTS (CONTINUED)

After the merger, SHGN Acquisition Corp. (“New Borrower”) entered the following agreements with the Lender to assume the loans of the Company (“Existing Borrower”).

On February 13, 2023, the New Borrower as successor by merger to Existing Borrower, LeagueSafe Management, LLC, a Minnesota limited liability company (“LeagueSafe”), Virtual Fantasy Games Acquisition, LLC, a Minnesota limited liability company (“Virtual Fantasy,” and together with LeagueSafe, collectively, the “Guarantors”) entered into a consent, assumption and second amendment agreement with the Lender. LeagueSafe and Virtual Fantasy were the Existing Borrower’s subsidiaries, and as a result of the merger, became the New Borrower’s subsidiaries.

On February 13, 2023, the New Borrower also executed an amended and restated term promissory note payable to the Lender in the principal amount of $1,267,199, which amended and restated the term promissory note dated as of June 9, 2020, executed by the Existing Borrower and payable to the Lender in the original principal amount of $2,000,000.

On February 13, 2023, the New Borrower, LeagueSafe and Virtual Fantasy (together with LeagueSafe, the “Pledgors”) entered into a consent, assumption and third amendment agreement with the Lender.

On February 13, 2023, the New Borrower also executed an amended and restated revolving promissory note payable to the Lender in the principal amount of $5,000,000, which amended and restated the term promissory note dated as of June 9, 2020, executed by the Existing Borrower and payable to the Lender in the original principal amount of $5,000,000. This agreement expires on June 15, 2025 and incurs interest at the greater of 4% or prime rate plus fifty basis points.

Sale of MTS

In June 2022, SharpLink’s Board of Directors approved management to enter into negotiations to sell MTS. SharpLink completed the sale of MTS on December 31, 2022.

F-130

bergankdv

SportsHub Games Network, Inc.
and Subsidiaries

Consolidated Financial Statements

December 31, 2021 and 2020

bergankdv.com // DO MORE.

F-131

SportsHub Games Networks, Inc. and Subsidiaries
Table of Contents

Independent Auditor's Report - BerganKDV, Ltd.	1
Independent Auditor's Report - RSM US LLP	3
Consolidated Financial Statements	
Consolidated Balance Sheets	4
Consolidated Statements of Operations	6
Consolidated Statements of Other Comprehensive Loss	7
Consolidated Statements of Changes in Stockholders' Equity	8
Consolidated Statements of Cash Flows	9
Notes to Consolidated Financial Statements	12

F-132

berganKDV

Independent Auditor's Report

Opinion

In our opinion, based on our audits and the report of, and additional audit procedures performed by, the other auditors, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of SportsHub Games Network, Inc. and Subsidiaries as of December 31, 2021, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

We did not audit the financial statements of SharpLink Gaming Ltd. (SharpLink, formerly Mer Telemanagement Solutions Ltd.) SharpLink Gaming Ltd. was a majority-owned subsidiary of SportsHub Games Network, Inc. as of December 31, 2020. On August 31, 2021, SportsHub Games Network, Inc. no longer had a controlling interest in SharpLink Gaming Ltd. and deconsolidated it from SportsHub Games Network, Inc.'s consolidated financial statements. SharpLink Gaming Ltd.'s December 31, 2021 statements were audited by other auditors in accordance with auditing standards of the PCAOB, whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included from SharpLink Gaming Ltd. is based solely on the report of the other auditors, and additional audit procedures performed by us to meet the relevant requirements of auditing standards generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BERGANKDV, LTD. | BERGANKDV.COM | **DO MORE.** 1

F-133

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about SportsHub Games Network, Inc. and Subsidiaries' ability to continue as a going concern for one year after the date that the consolidated financial statements are issued.

Auditor's Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of SportsHub Games Network, Inc. and Subsidiaries' internal control. Accordingly, no such opinion is expressed.
- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about SportsHub Games network, Inc. and Subsidiaries' ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

BerganKDV, Ltd.

Cedar Rapids, Iowa
October 11, 2022

BERGANKDV, LTD. | BERGANKDV.COM | **DO MORE.** 2

F-134

RSM

RSM US LLP

Independent Auditor's Report

Stockholders and the Board of Directors
Sportshub Games Network, Inc.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

RSM US LLP
Minneapolis, Minnesota
April 27, 2022

THE POWER OF BEING UNDERSTOOD
AUDIT | TAX | CONSULTING

3

RSM US LLP is the U.S. member firm of RSM International, a global network of independent audit, tax, and consulting firms. Visit rsmus.com/aboutus for more information regarding RSM US LLP and RSM International.

F-135

	2021	2020
Assets		
Current assets		
Cash	$ 1,228,504	$ 3,317,828
Restricted cash	37,734,380	24,222,762
Restricted investments	-	731,383
Receivables		
Accounts receivable	30,290	373,239
Related party	93,954	-
Contract asset	-	275,337
Other current assets	259,516	235,099
Total current assets	39,346,644	29,155,648
Equipment, net	65,433	126,233
Other assets		
Intangible assets, net	1,880,820	3,764,501
Goodwill, net	4,640,980	5,021,980
Right of use asset - operating lease	178,193	455,197
SharpLink equity method investment	23,568,578	-
Total other assets	30,268,571	9,241,678
Total assets	$ 69,680,648	$ 38,523,559

See notes to consolidated financial statements.

4

F-136

	2021	2020
Liabilities and Stockholders' Equity		
Current liabilities		
Line of credit	$ 4,120,651	$ 4,120,651
Current maturities of long-term debt	495,618	636,768
Current portion of lease liability	119,873	27,565
Accounts payable	161,629	123,360
Accrued expenses	218,270	501,636
Prize liability	5,937,369	2,728,499
Customer deposits	31,342,573	21,362,197
Deferred revenue	914,412	1,449,306
Note payable to seller	-	166,667
Commitment fee	-	577,000
Total current liabilities	43,310,395	31,693,649
Long-term liabilities		
Long-term debt, net of current maturities	1,246,046	1,460,285
Paycheck Protection Program loan	-	700,000
Lease liability	104,850	513,459
Deferred tax liability	3,857,088	5,030
Total long-term liabilities	5,207,984	2,678,774
Temporary Equity		
SharpLink 8% redeemable preferred stock; $0.01 par value; authorized 9,000 shares; 2,000 shares issued and outstanding; liquidation preferences of $2,003,507	-	1,359,047
Stockholders' equity		
Preferred stock $0.0001 par value; authorized 8,000,000 shares; 3,486,316 issued and outstanding	349	349
Additional paid-in capital (preferred stock)	5,644,681	5,644,681
Common Stock $0.0001 par value; authorized 14,000,000 shares; 10,272,851 issued and outstanding	1,027	1,027
Additional paid-in capital (common stock)	9,701,563	13,082,567
Retained earnings (deficit)	5,814,649	(16,294,670)
Accumulated other comprehensive loss	-	(17,054)
Non-controlling interest	-	375,189
Total stockholders' equity	21,162,269	2,792,089
Total liabilities and stockholders' equity	$ 69,680,648	$ 38,523,559

See notes to consolidated financial statements.

5

F-137

	2021	2020
Revenue	$ 8,024,101	$ 6,591,383
Cost of revenues	4,962,947	4,045,233
Gross profit	3,061,154	2,546,150
Operating expenses		
Selling, general and administrative expenses	11,223,147	5,111,661
Depreciation and amortization	337,858	239,373
Commitment fee expense	23,301,206	-
Goodwill impairment expense	21,722,213	508,000
Total operating expenses	56,584,424	5,859,034
Loss from operations	(53,523,270)	(3,312,884)
Other income (expense)		
Interest income	271,105	333,025
Interest expense	(272,673)	(237,505)
Realized loss on sale of restricted investments	(3,617)	(2,404)
Other income	34,736	16,812
Gain on loan forgiveness	1,399,519	46,500
Gain on deconsolidation of SharpLink	48,648,838	-
Net loss from SharpLink equity method investment	(1,390,681)	-
Impairment of SharpLink equity method investment	(29,381,877)	-
Other income, net	19,305,350	156,428
Loss before income taxes	(34,217,920)	(3,156,456)
Income tax (expense) benefit	(3,858,000)	334
Net loss	(38,075,920)	(3,156,122)
Net loss attributed to non-controlling interest	(26,115,822)	(196,303)
Net loss attributed to the Company	$(11,960,098)	$ (2,959,819)

See notes to consolidated financial statements.

6

F-138

	2021	2020
Net loss	$(38,075,920)	$ (3,156,122)
Other comprehensive income		
Net change in unrealized loss on restrictive investments	17,054	425
Comprehensive loss	(38,058,866)	(3,155,697)
Net loss attributed to non-controlling interest	26,115,822	196,303
Comprehensive loss attributable to the Company	$(11,943,044)	$ (2,959,394)

See notes to consolidated financial statements.

7

F-139

	Preferred Stock		Common Stock					
	Amount	Additional Paid-In Capital	Amount	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Loss	Non-Controlling Interest	Total Stockholders' Equity
Balance, December 31, 2019	$ 349	$ 5,644,681	$ 971	$ 12,149,769	$ (13,334,851)	$ (17,479)	$ 500,296	$ 4,943,736
Common stock issued for business acquisition	-	-	56	891,944	-	-	-	892,000
SharpLink stock issued	-	-	-	(20,954)	-	-	20,954	-
SharpLink proceeds for prepaid stock issuance	-	-	-	-	-	-	750,000	750,000
SharpLink repayment for prepaid stock issuance	-	-	-	-	-	-	(750,000)	(750,000)
Stock option compensation	-	-	-	61,808	-	-	67,070	128,878
SharpLink preferred discount accretion	-	-	-	-	-	-	(13,321)	(13,321)
SharpLink preferred dividend accretion	-	-	-	-	-	-	(3,507)	(3,507)
Other comprehensive income	-	-	-	-	-	425	-	425
Net loss	-	-	-	-	(2,959,819)	-	(196,303)	(3,156,122)
Balance, December 31, 2020	349	5,644,681	1,027	13,082,567	(16,294,670)	(17,054)	375,189	2,792,089
Common stock issued for business combination	-	-	-	13,272,652	-	-	8,837,380	22,110,032
SharpLink stock-based compensation expense	-	-	-	595,269	-	-	401,354	996,623
SharpLink vesting of warrant	-	-	-	1,201,607	-	-	800,070	2,001,677
SharpLink preferred stock issuance in exchange for temporary equity preferred stock	-	-	-	-	-	-	1,359,047	1,359,047
SharpLink preferred stock issuance	-	-	-	-	-	-	29,878,206	29,878,206
SharpLink conversion of preferred stock to common stock and deconsolidation	-	-	-	(18,533,993)	34,069,417	-	(15,535,424)	-
Stock option compensation	-	-	-	83,461	-	-	-	83,461
Other comprehensive income	-	-	-	-	-	17,054	-	17,054
Net loss	-	-	-	-	(11,960,098)	-	(26,115,822)	(38,075,920)
Balance, December 31, 2021	$ 349	$ 5,644,681	$ 1,027	$ 9,701,563	$ 5,814,649	$ -	$ -	$ 21,162,269

See notes to consolidated financial statements.

8

F-140

	2021	2020
Cash Flows - Operating Activities		
Net loss	$(38,075,920)	$ (3,156,122)
Adjustments to reconcile net loss to net cash flows - operating activities		
Depreciation and amortization	1,470,707	1,421,343
Lease incentive amortization and deferred rent	102,110	(27,187)
Stock-based compensation expense	1,080,084	128,878
Advisory expenses in exchange for SharpLink warrant	2,001,677	-
Deferred taxes	4,003,907	(334)
Commitment fee expense	23,301,206	-
Loss on sale of investments	20,671	2,947
Gain on deconsolidation of SharpLink	(48,648,838)	-
Loss on changes of equity interest in SharpLink	1,390,681	-
Impairment of SharpLink equity method investment	29,381,877	-
Loss on sale of equipment	-	4,329
Goodwill impairment	21,722,213	508,000
Gain on loan forgiveness	(1,399,519)	(46,500)
Changes in operating assets and liabilities		
Receivables	637,743	671,764
Contract assets	180,064	(79,821)
Other current assets	(108,359)	(71,837)
Other non-current assets	261,000	-
Deferred revenue	359,106	(57,257)
Accounts payable	1,424,968	3,845
Accrued expenses	(1,165,551)	286,596
Contract liabilities	(767,780)	-
Prize liability	3,208,870	473,709
Customer deposits	9,980,376	3,272,309
Operating lease obligation	(230,614)	-
Other long-term liabilities	(312,000)	-
Net cash flows - operating activities	9,818,679	3,334,662
Cash Flows - Investing Activities		
Deconsolidation of cash of SharpLink	(7,019,776)	-
Capital expenditures for equipment	(40,901)	(17,467)
Proceeds from sale of equipment	-	10,909
Cash and restricted cash acquired in MTS merger	1,932,000	-
Acquisition of Fantasy National Golf Club	-	(901,000)
Proceeds from maturity of restricted investments	727,766	2,275,000
Capital expenditures for internally developed software	(167,942)	(292,229)
Net cash flows - financing activities	(4,568,853)	1,075,213

See notes to consolidated financial statements.

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	2021	2020
Cash Flows - Financing Activities		
Proceeds from line of credit	$ -	$ 50,651
Payments on long-term debt	(518,603)	(153,571)
Proceeds from long-term debt	158,219	1,816,805
Proceeds from Paycheck Protection Program loan	699,519	746,500
Payments on note payable to seller	(166,667)	(833,333)
SharpLink proceeds for preferred stock issuance	6,000,000	-
SharpLink proceeds for prepaid stock issuance	-	750,000
SharpLink repayment for prepaid stock issuance	-	(750,000)
SharpLink preferred stock and commitment fee issuance	-	1,919,219
Net cash flows - financing activities	6,172,468	3,546,271
Net change in cash and restricted cash	11,422,294	7,956,146
Cash and Restricted Cash		
Beginning of year	27,540,590	19,584,444
End of year	$ 38,962,884	$ 27,540,590
Reconciliation of Cash and Restricted Cash		
Cash	$ 1,228,504	$ 3,317,828
Restricted cash	37,734,380	24,222,762
Total cash and restricted cash	$ 38,962,884	$ 27,540,590
Supplemental Disclosure of Cash Flow Information		
Cash paid during the year for interest	$ 272,673	$ 244,062

See notes to consolidated financial statements. 10

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	2021	2020
Supplemental Schedule of Noncash Investing and Financing Activities		
Unrealized gain (loss) on available for sale securities included in other comprehensive loss	$ 17,054	$ 425
Non-controlling interest preferred stock discount accretion	$ 373,560	$ 13,321
Non-controlling interest preferred stock dividend accretion	$ 91,192	$ 3,507
SharpLink dividends on preferred stock in ordinary shares	$ 94,700	$ -
SharpLink preferred stock issuance in exchange for temporary equity preferred stock	$ 1,359,047	$ -
SharpLink preferred stock issuance in exchange for commitment fee	$ 29,878,206	$ -
SharpLink conversion of preferred stock to ordinary shares	$ 13,758,601	$ -
Business combinations		
Assets acquired, liabilities assumed, and consideration issued in acquisition		
Cash and restricted cash	$ 1,932,000	$ -
Accounts receivable	356,000	-
Prepaid expenses and other current assets	322,000	-
Equipment	25,000	-
Other long-term assets	261,000	-
Intangible assets	483,000	1,120,000
Goodwill	22,581,032	1,772,000
Accrued expenses	(2,129,000)	-
Deferred revenue	(914,000)	(99,000)
Other current liabilities	(495,000)	-
Other long-term liabilities	(312,000)	-
Stock issued	22,110,032	892,000
Note payable issued	-	1,000,000
Net cash paid	-	901,000
Total consideration issued in acquisition	$ 22,110,032	$ 2,793,000

See notes to consolidated financial statements.

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F-144

F-145

NOTE 1 – BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Restricted Investments (Continued)

The Company follows the accounting guidance related to recognition and presentation of other-than-temporary impairment. This guidance specifies that (a) if a company does not have the intent to sell a debt security prior to recovery and (b) it is more likely than not that it will not have to sell the debt security prior to recovery, the security would not be considered other-than-temporarily impaired unless there is a credit loss. When an entity does not intend to sell the security and it is more likely than not the entity will not have to sell the debt security before recovery of its cost basis, it will recognize the credit component of an other than-temporary impairment of a debt security in earnings and the remaining portion in other comprehensive loss.

Equity Method Investment

Accounts Receivable and Credit Policy

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NOTE 2 – BUSINESS COMBINATIONS (CONTINUED)

Fantasy National Golf Club
On June 10, 2020, the Company acquired the assets and liabilities of Fantasy National Golf Club in exchange for 563,000 restricted shares of the Company's common stock, $1,000,000 in cash, and a $1,000,000 promissory note payable to the seller (see Note 9). The Company financed the acquisition by obtaining a $2,000,000 term loan, as described in Note 12. The Company acquired the operations of this entity for the purpose of obtaining the software and existing customer relationships and to gain access to customers for future online fantasy sports games and game development.

The acquisition was accounted for as a business combination. Accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based on the estimated fair values as determined by the Company's management, using information available at the date of acquisition and assumptions of future operations available on the acquisition date. The premium paid over the fair value of the net tangible and identified intangible assets was recognized as goodwill. Goodwill is the result of expected revenue and earnings growth. Goodwill is deductible for tax purposes.

In connection with the business acquisition, the Company incurred transaction costs of approximately $6,800, which were expensed in the consolidated statement of operations and classified as selling, general, and administrative expenses, during the year ended December 31, 2020. Results of operations from this acquisition are included in the consolidated statements of operations since the date of acquisition.

24

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F-157

F-158

F-159

F-160

NOTE 3 – REVENUE RECOGNITION (CONTINUED)

NOTE 4 – RESTRICTED INVESTMENTS

The Company's restricted investments held at December 31, 2020 matured during the year 2021 and were not renewed. The cost and fair value of the Company's restricted investments in available for sale debt securities are as follows at December 31, 2020:

	Amortized Costs	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2020				
Corporate bonds	$ 477,550	$ 1,900	$ -	$ 479,450
Treasury notes	251,067	866	-	251,933
Total	$ 728,617	$ 2,766	$ -	$ 731,383

During the years ended December 31, 2021 and 2020, restricted investments matured for total proceeds of $727,766 and $2,275,000, respectively.

NOTE 5 – SHARPLINK DECONSOLIDATION AND EQUITY METHOD INVESTMENT

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NOTE 5 – SHARPLINK DECONSOLIDATION AND EQUITY METHOD INVESTMENT (CONTINUED)

The following table provides consolidated condensed financial information for the Company's ownership interest in SharpLink accounted for under the equity method as of December 31, 2021.

Consolidated and Condensed Balance sheet		As of December 31, 2021
Current assets	$	9,488,434
Non-current assets		11,071,392
Total assets	$	20,559,826
Current liabilities	$	5,860,555
Non-current liabilities		507,815
Shareholders' equity		14,191,456
Total liabilities and shareholders' equity	$	20,559,826

Consolidated and Condensed Statement of Operations		Year Ended December 31, 2021
Revenue	$	4,151,605
Cost of revenues		3,869,105
Gross profit		282,500
Operating expenses		55,932,607
Operating loss		(55,650,107)
Other income		29,055
Provision for income tax expense		(6,083)
Loss from discontinued operation, net of tax		(17,000)
Net loss	$	(55,644,135)

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F-163

NOTE 6 – FAIR VALUE ASSETS AND LIABILITIES (CONTINUED)

	Carrying Amount	Fair Value Measurement		
	Fair Value	(Level 1)	(Level 2)	(Level 3)
December 31, 2020				
Available-for-sale securities				
Corporate bonds	$ 479,450	$ -	$ 479,450	$ -
Treasury notes	251,933	251,933	-	-
Commitment Fee	577,000	-	-	(577,000)
	$ 1,308,383	$ 251,933	$ 479,450	$ (577,000)

The change in Level 3 liabilities measured at fair value on a recurring basis is summarized below for the years ended December 31:

	2021	2020
Balance, beginning of year	$ 577,000	$ -
Issuances	22,724,206	577,000
SharpLink issuance of preferred stock in exchange for commitment fee	(23,301,206)	-
Balance, end of year	$ -	$ 577,000

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NOTE 7 – EQUIPMENT

Equipment consists of the following as of December 31:

	2021	2020
Leasehold improvements	$ 220,569	$ 220,569
Furniture and fixtures	39,320	67,320
Computer equipment and software	158,422	189,139
	418,311	477,028
Less accumulated depreciation	352,878	350,795
	$ 65,433	$ 126,233

Depreciation expense for the years ended December 31, 2021 and 2020, was $72,116 and $88,760, respectively.

NOTE 8 – INTANGIBLE ASSETS

	Cost	Accumulated Amortization	Net
Balance, December 31, 2021			
Customer relationships	$ 632,125	$ 409,647	$ 222,478
Trade names	426,890	294,107	132,783
Software	5,640,868	4,115,309	1,525,559
	$ 6,699,883	$ 4,819,063	$ 1,880,820
Balance, December 31, 2020			
Customer relationships	$ 792,125	$ 435,666	$ 356,459
Trade names	426,890	222,414	204,476
Software	6,412,133	3,333,239	3,078,894
Software in development	124,672	-	124,672
	$ 7,755,820	$ 3,991,319	$ 3,764,501

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NOTE 9 – RELATED PARTY TRANSACTIONS (CONTINUED)

In June of 2020, the Company purchased the assets of Fantasy National Golf Club. In connection with the purchase, the Company issued a promissory note in the amount of $1,000,000 to the seller, who was an employee of the Company as of December 31, 2021 and 2020. The promissory note carries interest at 2.5% annually and is being repaid in six monthly installments. As of December 31, 2020, there was approximately $167,000 outstanding on the promissory note. The loan was paid off in January 2021.

In June 2020, an investor contributed $550,000 to SharpLink in exchange for a convertible promissory note ("note") to purchase common stock, and joined SharpLink in an executive role. The note had a voluntary conversion feature into common stock during the term of the note and a mandatory conversion feature at maturity, June 30, 2021. The voluntary and mandatory conversion features converted the note into common stock at a price of $2.00 per share. The executive contributed an additional $200,000 in October 2020 in exchange for a convertible promissory note to purchase common stock with the same terms. In November 2020, the executive resigned from the Company and the Company repaid the investor $750,000, which represents the total investment. Proceeds received from the issuance of the notes were recorded as prepaid stock purchases in SharpLink's Additional Paid-In Capital. The repayment of the notes was recorded as a reduction to SharpLink's Additional Paid-In Capital. These transactions are reported in non-controlling interest on the accompanying consolidated statement of stockholders' equity.

NOTE 10 – OPERATING LEASES

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NOTE 10 – OPERATING LEASES (CONTINUED)

Years Ending December	
2022	$ 128,940
2023	48,945
2024	34,320
2025	29,336
Total lease payments	241,541
Less interest	16,818
Present value of lease liability	$ 224,723

NOTE 11 – RELATED PARTY LINES OF CREDIT

The Company has available $4,120,651 under a variable rate (4.0% as of December 31, 2021) bank line of credit, expiring June 15, 2023. The line of credit is with Platinum, a related party (see Note 9). There was $4,120,651 outstanding as of December 31, 2021 and 2020.

NOTE 12 – RELATED PARTY DEBT

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NOTE 16 – SHARPLINK WARRANTS (CONTINUED)

NOTE 17 – INCOME TAXES

	2021	2020
Deferred tax assets		
Net operating losses	$ 752,714	$ 967,088
Goodwill	91,342	165,389
Intangible assets	99,144	-
Revenue recognition	-	219,878
Lease liability	49,439	119,509
Research and development tax credits	82,446	114,728
Nonqualified stock compensation	27,273	14,613
Accrued profit sharing	-	14,755
Deferred rent	5,739	-
Gross deferred tax assets	1,108,097	1,615,960
Valuation allowance	-	(1,281,609)
Deferred tax assets	$ 1,108,097	$ 334,351
Deferred tax liabilities		
Intangible assets	$ -	$ 208,604
Right-of-use asset	44,941	100,143
Accrued wages	-	26,637
Equipment	510	3,997
SharpLink equity method investment	4,919,734	-
Deferred tax liabilities	4,965,185	339,381
Net deferred tax liability	$ (3,857,088)	$ (5,030)

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F-181

NOTE 18 – STOCK OPTION PLANS (CONTINUED)

	2021	2020
Expected volatility	60%	60%
Expected dividends	0.0%	0.0%
Expected term (in years)	7.20	5.75
Risk-free rate	1.1%	0.55%
Fair value of common stock on grant date	$1.95	$1.80

The summary of activity under the plan as of December 31, 2021, and changes during the year then ended is as follows:

Options	Shares	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2021	254,110	$ 2.00		
Granted	220,933	1.95		
Exercised	-	-		
Forfeited or expired	(15,150)	1.98		
Outstanding at December 31, 2021	459,893	$ 2.00	8.00	$ -
Exercisable at December 31, 2021	348,440	$ 2.00	8.00	$ -

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NOTE 18 – STOCK OPTION PLANS (CONTINUED)

The summary of activity under the plan as of December 31, 2020, and changes during the year then ended is as follows:

Options	Shares	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2020	271,405	$ 2.00		
Granted	10,000	2.00		
Exercised	-	-		
Forfeited or expired	(27,295)	2.00		
Outstanding at December 31, 2020	254,110	$ 2.00	8.20	$ -
Exercisable at December 31, 2020	181,297	$ 2.00	8.20	$ -

Unamortized stock option expense of $61,044 as of December 31, 2021, will be amortized through 2024.

SharpLink granted 360,000 options under the 2020 plan for the year ended December 31, 2020. In connection with the MTS Merger, the outstanding options were adjusted by the Exchange Ratio of 1.3352 pursuant to the Merger Agreement. SharpLink granted 1,312,000 options under the 2021 plan for the year ended December 31, 2021. SharpLink recognized stock compensation expense of $1,656,674 and $67,070 for the years ended December 31, 2021 and 2020, respectively.

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NOTE 18 – STOCK OPTION PLANS (CONTINUED)

A summary of activity under SharpLink's plan as of August 31, 2021, and changes during the period then ended is as follows:

Options	Shares	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2021 (A)	480,664	$ 0.94		
Granted (B)	1,207,000	6.51		
Exercised	-	-		
Forfeited or expired	-	-		
Outstanding at August 31, 2021	1,687,664	$ 4.92	9.03	$ 2,615,737
Exercisable at August 31, 2021	584,386	$ 1.67	9.03	$ 1,440,213

B Includes 25,000 options previously granted to an employee of MTS prior to the merger but were assumed by the Company in connection with the MTS Merger.

The summary of activity under SharpLink's plan as of December 31, 2020, and changes during the year then ended is as follows:

Options	Shares	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2020	-	$ -		
Granted	360,000	1.28		
Exercised	-	-		
Forfeited or expired	-	-		
Outstanding at December 31, 2020	360,000	$ 1.28	9.949	$ -
Exercisable at December 31, 2020	131,250	$ 1.28	9.881	$ -

Unamortized stock compensation expense of $2,375,624 as of December 31, 2021, will be amortized through 2024.

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NOTE 19 – LIQUIDITY

NOTE 20 – SUBSEQUENT EVENTS

On September 7, 2022, the Company signed an Agreement and Plan of Merger with SharpLink and SHGN Acquisition Corp. The Company shall be merged with and into SHGN Acquisition Corp, a wholly owned subsidiary of SharpLink. Each share of the Company's common stock issued and outstanding immediately prior to the effective time of the merger shall be converted automatically into the right to receive, without interest, a number of SHGN Acquisition Corp ordinary shares as determined by the common exchange ratio. Each share of the Company's preferred stock issued and outstanding immediately prior to the effective time of the merger shall be converted automatically into the right to receive, without interest, a number of SHGN Acquisition Corp ordinary shares as determined by the preferred exchange ratio.

Subsequent to year end, the Company amended and restated its LeagueSafe Terms and Conditions to clarify restrictions based upon the Company's policy of segregating funds paid by customers into separate accounts. The amended and restated Terms and Conditions replace all prior terms and conditions. Under the amended and restated Terms and Conditions, restricted cash balances held in separate accounts by the Company's SportsHub Reserve, LLC subsidiary will be classified as restricted. All other funds will subsequently be classified as unrestricted.

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Annex A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of June 14, 2023, by and among SharpLink Gaming Ltd., an Israeli limited company (“SharpLink Israel”), SharpLink Gaming, Inc., a Delaware corporation and wholly-owned subsidiary of SharpLink Israel (“SharpLink US”), and SharpLink Merger Sub Ltd., an Israeli limited company and wholly-owned subsidiary of SharpLink US (“Merger Sub”). SharpLink Israel, SharpLink US and Merger Sub may each be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A. SharpLink Israel’s Board of Directors believes that it is in the best interests of SharpLink Israel and SharpLink Israel’s shareholders to redomicile SharpLink Israel to the US to provide SharpLink Israel and SharpLink Israel’s shareholders the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law and that the SharpLink Israel shareholders will benefit from the well-established principles of corporate governance that Delaware law affords, including in light of SharpLink Israel’s understanding that most of its outstanding shares are held by US-based shareholders who are more familiar experienced with Delaware corporate law.

B. To consummate the redomicile, the Parties previously entered into an Agreement and Plan of Merger, dated February 3, 2022, which was not consummated and the Parties now intend to enter into a transaction whereby Merger Sub will merge with and into SharpLink Israel (the “Merger”) on the terms and subject to the conditions set forth in this Agreement and in accordance with the provisions of Sections 314-327 of the Companies Law, 1999 of the State of Israel (together with the rules and regulations promulgated thereunder, the “ICL”), following which Merger Sub will cease to exist, and SharpLink Israel will become a wholly-owned subsidiary of SharpLink US, all upon the terms and subject to the conditions set forth in this Agreement.

C. The parties intend, for United States federal income tax purposes, the Merger shall qualify as an exchange described in Section 351 of the Internal Revenue Code of 1986, as amended.

D. The Board of Directors of SharpLink Israel (i) has determined that the Merger is fair to, advisable, and in the best interests of, SharpLink Israel and its shareholders, (ii) has deemed advisable and approved this Agreement, the Merger, and other actions contemplated by this Agreement, (iii) has determined that, considering the financial position of SharpLink Israel and Merger Sub, no reasonable concern exists that SharpLink Israel as the surviving company will be unable to fulfill its obligations to its creditors, and (iv) has determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the shareholders of SharpLink Israel vote to approve this Agreement, the Merger and the other transactions contemplated hereby.

E. The Board of Directors of Merger Sub (i) has determined that the Merger is fair to, advisable, and in the best interests of, Merger Sub and Merger Sub’s shareholder, (ii) has deemed advisable and approved this Agreement, the Merger, and other actions contemplated by this Agreement, (iii) has determined that, considering the financial position of SharpLink Israel and Merger Sub, no reasonable concern exists that SharpLink Israel as the surviving company will be unable to fulfill its obligations to its creditors, and (iv) has determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the shareholder of Merger Sub votes to approve this Agreement, the Merger and the other transactions contemplated hereby.

A-1

F. The Board of Directors of SharpLink US (i) has determined that the Merger is fair to, advisable, and in the best interests of, SharpLink US and SharpLink US’s stockholder, and (ii) has deemed advisable and approved this Agreement, the Merger, and other actions contemplated by this Agreement.

AGREEMENT

The Parties, intending to be legally bound, agree as follows:

1. DESCRIPTION OF THE TRANSACTION

1.1 Structure of the Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the ICL, at the Effective Time, Merger Sub (as the target company (Chevrat Ha’Ya’ad) in the Merger) shall be merged with and into SharpLink Israel (as the absorbing company (Ha’Chevra Ha’Koletet) in the Merger). As a result of the Merger, the separate corporate existence of Merger Sub shall cease and SharpLink Israel shall continue as the surviving company (the “Surviving Company”) and shall become a wholly-owned direct subsidiary of SharpLink US.

1.2 Effective Time. As soon as practicable after the determination of the date on which the Closing is to take place, and subject to the fulfilment or waiver of the conditions to closing set forth in Section 3 (the “Closing Conditions”), each of SharpLink Israel and Merger Sub shall (and SharpLink US shall cause Merger Sub to), in coordination with each other, deliver to the Registrar of Companies of the State of Israel (the “Registrar of Companies”) a notice of the contemplated Merger and the proposed date of the Closing, in which notice the Parties shall request that the Companies Registrar issue a certificate evidencing the Merger in accordance with Section 323(5) of the ICL (the “Certificate of Merger”) on the date that the Parties shall provide further notice to the Registrar of Companies that the Closing has occurred, and the Parties shall deliver such further notice to the Registrar of Companies on the Closing Date. The Merger shall become effective upon the issuance by the Registrar of Companies of the Certificate of Merger in accordance with Section 323(5) of the ICL (the time at which the Merger becomes effective is referred to herein as the “Effective Time”).

1.3 Closing. The consummation of the Merger shall take place at a closing (the “Closing”) to occur at such location, date and time as SharpLink Israel and SharpLink US shall mutually agree upon in writing, following the satisfaction or waiver of all of the Closing Conditions set forth herein (the “Closing Date”).

1.4 Incorporation Documents; Directors. At the Effective Time:

(a) From and after the Effective Time and until further amended as provided therein and in accordance with applicable law, the Certificate of Incorporation of SharpLink US and the Bylaws of SharpLink US shall be amended and restated as reflected in the forms attached hereto as Exhibit A and Exhibit B, respectively; and

(b) As of the Effective Time, the members of the Board of Directors of Merger Sub will be appointed to serve as the sole members of the Board of Directors of SharpLink Israel.

1.5 Effects of the Merger.

(a) The Merger shall have the effects set forth in the ICL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, by virtue of, and simultaneously with, the Merger and without any further action on the part of SharpLink Israel, SharpLink US or Merger Sub, (a) Merger Sub shall be merged with and into SharpLink Israel, the separate corporate existence of Merger Sub shall cease and SharpLink Israel shall continue as the Surviving Company; (b) all the properties, rights, privileges, powers and franchises of SharpLink Israel and Merger Sub shall vest in the Surviving Company; (c) all debts, liabilities and duties of SharpLink Israel and Merger Sub shall become the debts, liabilities and duties of the Surviving Company; and (d) all the rights, privileges, immunities, powers and franchises of SharpLink Israel (as the Surviving Company) shall continue unaffected by the Merger in accordance with the ICL.

A-2

(b) Share Capital of SharpLink Israel. At the Effective Time, by virtue of the Merger and without any further action on the part of SharpLink Israel, SharpLink US, Merger Sub or any shareholder of SharpLink Israel, the following shall occur:

(i) each ordinary share, NIS 0.60 nominal value per share (the “Ordinary Shares”) of SharpLink Israel outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive, and become exchangeable for, one share of common stock, par value $0.0001 per share, of SharpLink US (the “Common Stock”);

(ii) each series A-1 preferred share, NIS 0.60 nominal value per share (the “Preferred A-1 Shares”) (if any) of SharpLink Israel outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive, and become exchangeable for, one share of Series A-1 Preferred Stock, par value $0.0001 per share, of SharpLink US (the “Series A-1 Preferred”), and each series B preferred share, NIS 0.60 nominal value per share (the “Preferred B Shares” and, together with the Preferred A-1 Shares, the “Preferred Shares” and, together with the Ordinary Shares, the “SharpLink Israel Outstanding Share Capital”) (if any) of SharpLink Israel outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive, and become exchangeable for, one share of Series B Preferred Stock, par value $0.0001 per share, of SharpLink (the “Series B Preferred” and, together with the Series A-1 Preferred, the “Preferred Stock”) (the Common Stock and Preferred Stock to be issued in connection with the Merger shall hereinafter be referred to, together, as the “Merger Consideration”).

By virtue of the Merger, all of the SharpLink Israel Outstanding Share Capital shall represent the right to receive the applicable Merger Consideration, shall be deemed to have been transferred to SharpLink US in exchange for the right to receive the Merger Consideration, and each holder of a certificate representing any of the SharpLink Israel Outstanding Share Capital and each holder of evidence of shares in book-entry account representing any non-certificated SharpLink Israel Outstanding Share Capital shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

(c) Convertible Securities of SharpLink Israel. At the Effective Time, by virtue of the Merger and without any further action on the part of SharpLink Israel, SharpLink US, Merger Sub or any holder of convertible securities of SharpLink Israel, the following shall occur:

(i) Options. each option to purchase Ordinary Shares (“SharpLink Israel Options”) that is outstanding and unexercised immediately prior to the Effective Time under SharpLink Israel’s 2003 Israeli Share Option Plan and 2021 Equity Incentive Plan and SharpLink, Inc.’s 2020 Stock Incentive Plan (assumed by SharpLink Israel) (together, the “SharpLink Israel Plans”), whether or not vested, shall be converted, on a one-for-one basis, into and become an option to purchase shares of Common Stock, and SharpLink US shall assume the SharpLink Israel Plans and each such SharpLink Israel Option in accordance with the terms (as in effect as of the date of this Agreement) of the relevant SharpLink Israel Plan and the terms of the stock option agreement by which such SharpLink Israel Option is evidenced (but with changes to such documents as SharpLink US in good faith determines are appropriate to reflect the substitution of the SharpLink Israel Options by options to purchase Common Stock). All rights with respect to Ordinary Shares under SharpLink Israel Options assumed by SharpLink US shall thereupon be converted into rights with respect to Common Stock. Accordingly, from and after the Effective Time: (i) each SharpLink Israel Option assumed by SharpLink US may be exercised solely for Common Stock; (ii) the number of Common Stock and the per share exercise price of each SharpLink Israel Option assumed by SharpLink US shall be the same as the number of Ordinary Shares and per share exercise price of the relevant SharpLink Israel Option; and (iii) any restriction on the exercise of any SharpLink Israel Options assumed by SharpLink US shall continue in full force and effect and the term, exercisability and other provisions of such SharpLink Israel Options shall otherwise remain unchanged; provided, however, that: (A) SharpLink US may amend the terms of the SharpLink Israel Options to reflect SharpLink US’s substitution of the SharpLink Israel Options with options to purchase shares of Common Stock (such as by making any change in control or similar definition relate to SharpLink US and having any provision that provides for the adjustment of SharpLink Israel Options upon the occurrence of certain corporate events relate to SharpLink US and/or Common Stock); and (B) the SharpLink US Board of Directors or a committee thereof shall succeed to the authority and responsibility of the SharpLink Israel Board of Directors or any committee thereof with respect to each SharpLink Israel Option assumed by SharpLink US. Notwithstanding anything to the contrary in this Section 1.5(c)(i), the parties intend that the conversion of each SharpLink Israel Option (regardless of whether such option qualifies as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) into an option to purchase Common Stock shall be made in a manner consistent with Treasury Regulation Sections 1.424-1 and 1.409A-1(b)(5), such that the conversion of a SharpLink Israel Option shall not constitute a “modification” of such SharpLink Israel Option for purposes of Section 409A or Section 424 of the Code. Prior to the Effective Time, SharpLink Israel shall take all actions that may be necessary (under the SharpLink Israel Plans and otherwise) to effectuate the provisions of this Section 1.5(c)(i) and to ensure that, from and after the Effective Time, holders of SharpLink Israel Options have no rights with respect thereto other than those specifically provided in this Section 1.5(c)(i).

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(ii) Warrants. All warrants to purchase Ordinary Shares (the “SharpLink Israel Warrants”) outstanding as of the Effective Time, whether or not exercisable, shall be converted into and become a warrant to purchase Common Stock (the “Substituting Warrants”), on a one-for-one basis, and SharpLink US shall assume each such SharpLink Israel Warrant in accordance with its terms (as in effect as of the date of Effective Time) (but with changes to such documents as SharpLink US in good faith determines are appropriate to reflect the substitution of the SharpLink Israel Warrants by the Substituting Warrants). Accordingly, from and after the Effective Time: (i) each SharpLink Israel Warrant assumed by SharpLink US may be exercised solely for Common Stock; (ii) the number of Common Stock and the per share exercise price of each SharpLink Israel Warrant assumed by SharpLink US shall be the same as the number of Ordinary Shares and per share exercise price of the relevant SharpLink Israel Warrant; and (iii) any restriction on the exercise of any SharpLink Israel Warrant assumed by SharpLink US shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such SharpLink Israel Warrant shall otherwise remain unchanged; provided, however, that SharpLink US may amend the terms of the SharpLink Israel Warrants to reflect SharpLink Israel’s substitution of the SharpLink Israel Warrants with the Substituting Warrants (such as by making any change in control or similar definition relate to SharpLink US and having any provision that provides for the adjustment of SharpLink Israel Warrants upon the occurrence of certain corporate events relate to SharpLink US and/or Common Stock). Prior to the Effective Time, SharpLink US shall take all actions that may be necessary to effectuate the provisions of this Section 1.5(c)(ii) and to ensure that, from and after the Effective Time, holders of SharpLink Israel Warrants have no rights with respect thereto other than those specifically provided in this Section 1.5(c)(ii).

(iii) Debenture. At the Effective Time, SharpLink US will assume any obligations or rights of SharpLink Israel in connection with the issuance of equity securities that are included in the 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture in the aggregate principal amount of $4,400,000 (as amended, the “Debenture”) issued by SharpLink Israel on February 15, 2023, whereby, inter alia, the Debenture will be convertible into SharpLink US Common Stock at the same price and on the same other terms and any interest paid thereunder in shares will be paid in SharpLink US Common Stock.

(d) Treasury Shares Held by SharpLink Israel. At the Effective Time, each Ordinary Share held in the treasury of SharpLink Israel immediately prior to or upon the Effective Time, if any, shall be canceled and retired without any conversion or consideration paid in respect thereof and shall cease to exist.

(e) Share Capital of Merger Sub. By virtue of the Merger and without any action on the part of SharpLink Israel, SharpLink US, Merger Sub, all ordinary shares of Merger Sub issued and outstanding immediately prior to the Effective Time shall cease to exist and be deemed as having been automatically and without further action converted into and become the SharpLink Israel Outstanding Share Capital, which shall constitute the only outstanding share capital of the Surviving Corporation on a fully diluted basis immediately following the Effective Time, and, for the avoidance of doubt, all of which shall be owned by SharpLink US immediately following the Effective Time.

(f) If, between the date of this Agreement and the Effective Time, the outstanding shares of Common Stock or the Ordinary Shares and Preferred Shares shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other like change, the ratio for the exchange of Ordinary Shares, Preferred Shares, SharpLink Israel Options and SharpLink Israel Warrants and for the exercise price, as applicable, shall be equitably adjusted to reflect such change to the extent necessary to provide the holders of such securities with the same economic effect as contemplated by this Agreement prior to such event.

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1.6 Closing of SharpLink Israel’s Transfer Books. At the Effective Time: (a) all Ordinary Shares and Preferred Shares outstanding immediately prior to the Effective Time shall be treated in accordance with Section 1.5(b), and all holders of certificates representing Ordinary Shares that were outstanding immediately prior to the Effective Time shall cease to have any rights as shareholders of SharpLink Israel; and (b) the stock transfer books of SharpLink Israel shall be closed with respect to all Ordinary Shares and Preferred Shares outstanding immediately prior to the Effective Time. No further transfer of any such Ordinary Shares or Preferred Shares shall be made on such share transfer books after the Effective Time.

1.7 Surrender of Certificates; Exchange of Securities.

(a) On and after the Effective Time and until surrendered for exchange, each valid certificate previously representing any Ordinary Shares or Preferred Shares outstanding immediately prior to the Effective Time (a “SharpLink Israel Stock Certificate”) shall be deemed for all purposes, to evidence ownership of and to represent the number of Common Stock or Preferred Stock, as the case may be, into which such Ordinary Shares or Preferred Shares shall have been exchanged pursuant to Section 1.5 above.

(b) In the event the Parties resolve to obtain the services of an exchange agent for purposes of exchanging the Ordinary Shares with the Common Stock, the Parties will designate a third party that shall act as exchange agent in the Merger (the “Exchange Agent”). At the Effective Time, SharpLink US shall deposit with the Exchange Agent the aggregate number of book-entry shares of Common Stock in an amount which is equal to the number of SharpLink Israel Ordinary Shares outstanding immediately prior to the Effective Time, together with irrevocable instructions to the Exchange Agent to cause the Exchange Agent to deliver such shares of Common Stock as promptly as reasonably practicable upon receipt of the documents described herein. The book-entry shares of Common Stock so deposited with the Exchange Agent, together with any dividends or distributions received by the Exchange Agent with respect to such shares, are referred to collectively as the “Exchange Fund”.

(c) At its discretion, following the Effective Time, SharpLink US may cause the Exchange Agent to mail to the persons and entities who were record holders of Ordinary Shares immediately prior to the Effective Time, as indicated in the books of SharpLink Israel’s transfer agent: (i) a letter of transmittal in customary form; (ii) instructions for effecting the surrender of SharpLink Israel Stock Certificates representing such holder’s Ordinary Shares in exchange for book-entry shares of Common Stock, and (iii) instructions for effecting the surrender of uncertificated Ordinary Shares in exchange for book-entry shares of Common Stock. Upon surrender of the SharpLink Israel Stock Certificate(s) to the Exchange Agent for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by SharpLink US or the Exchange Agent: (A) the holder of such Ordinary Shares shall be entitled to receive in exchange therefor, on a one-for-one basis, book-entry shares of Common Stock that such holder has the right to receive pursuant to the provisions of Section 1.5; and (B) if applicable, upon delivery of the Common Stock to the applicable holder in accordance with Section 1.5, the SharpLink Israel Stock Certificate so surrendered shall be canceled. In addition, promptly after the Effective Time, holders of Preferred Shares will execute a letter of transmittal in connection with the Preferred Shares held by them and outstanding as of the Effective Time and will surrender their SharpLink Israel Stock Certificates, if any were issued, representing such Preferred Shares to SharpLink US, and upon delivery of such letter of transmittal and surrender to SharpLink US, the relevant holders of Preferred Shares shall be entitled to receive in exchange therefor the applicable Preferred Stock in accordance with Section 1.5.

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(d) Until surrendered as contemplated by this Section 1.7, each Ordinary Share and Preferred Share shall be deemed, from and after the Effective Time, to represent only the right to receive Common Stock and Preferred Stock, as the case may be, in accordance with Section 1.5. If any SharpLink Israel Stock Certificate has been lost, stolen or destroyed, SharpLink US may, in its discretion and as a condition precedent to the delivery of any shares Common Stock, require the owner of such lost, stolen or destroyed SharpLink Israel Stock Certificate to provide an applicable affidavit with respect to such SharpLink Israel Stock Certificate and post a bond indemnifying SharpLink US against any claim suffered by SharpLink US or SharpLink Israel related to the lost, stolen or destroyed SharpLink Israel Stock Certificate or any share of Common Stock issued in exchange therefor as SharpLink US may reasonably request.

(e) No dividends or other distributions declared or made with respect to shares of Common Stock with a record date on or after the Effective Time shall be paid to the holder of any unsurrendered SharpLink Israel Stock Certificate with respect to the shares of Common Stock that such holder has the right to receive in the Merger until such holder surrenders such SharpLink Israel Stock Certificate or provides the required documentation in lieu thereof in accordance with this Section 1.7 (at which time (or, if later, on the applicable payment date) such holder shall be entitled, subject to the effect of applicable abandoned property, escheat or similar Laws, to receive all such dividends and distributions, without interest).

(f) Any portion of the Exchange Fund that remains undistributed to holders of Ordinary Shares six months after the Effective Time shall be delivered to SharpLink US upon demand, and any holders of Ordinary Shares who have not theretofore surrendered their SharpLink Israel Share certificates (if applicable) and/or delivered a letter of transmittal in accordance with this Section 1.7 shall thereafter look only to SharpLink US for satisfaction of their claims for shares of Common Stock and any dividends or distributions with respect to shares of Common Stock.

2. ADDITIONAL AGREEMENTS OF THE PARTIES.

2.1 Registration Statement and Proxy Statement. As promptly as practicable after the date hereof, the Parties shall prepare, and shall cause to be filed with the Securities and Exchange Commission (the “SEC”), a registration statement with respect to the shares of Common Stock to be issued in connection with the Merger, on Form S-4 (or, if applicable, on another appropriate form) (such registration statement, and all amendments and supplements to such registration statement, in each case including a prospectus contained therein, all exhibits thereto and any document incorporated by reference therein, the “Registration Statement”), in which the proxy statement to be filed with the SEC and addressed to SharpLink Israel’s shareholders in connection with the approval of the Merger, this Agreement and other related matters (the “Proxy Statement”) (with the proxy card required under the Companies Law) will be included as a prospectus. The Registration Statement and Proxy Statement shall comply with the applicable rules and regulations promulgated by the SEC in all material respects. The Parties shall use commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act of 1933, as amended, as promptly as practicable after it is filed with the SEC.

2.2 SharpLink Israel Shareholders Meeting. As promptly as practicable after the Registration Statement becomes effective, the Parties shall: (i) establish a record date for, duly call, give notice of and convene a meeting of the shareholders of SharpLink Israel (such meeting, the “SharpLink Israel Shareholders’ Meeting”) for the purpose of seeking approval of the Merger and other transactions contemplated herein, the approval of the SharpLink Gaming, Inc. 2023 Stock Incentive Plan, that will be effective as the equity incentive plan of SharpLink US at the Effective Time in a form agreed by the Parties hereto, and such other matters as the Parties may agree; and (ii) mail to the shareholders of SharpLink Israel as of the record date established for the SharpLink Israel Shareholders’ Meeting, the Proxy Statement (the “SharpLink Israel Shareholders’ Meeting Notice”).

2.3 Required Merger Sub Written Consent. As promptly as practicable and in any event no later than the date upon which the Proxy Statement is published, Merger Sub shall obtain the written consent of its sole shareholder approving the Merger, this Agreement and related transactions.

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2.4 Filings with the Registrar of Companies. As soon as reasonably practicable after the execution of this Agreement, the Parties undertake to use their best efforts to perform all actions and obtain all documents and/or certificates as required to facilitate the successful consummation of the Merger by this Agreement, such as required by law and/or agreement, including the following: (i) performance of all requisite action as set forth in Sections 314 – 327 of the ICL and the Companies Regulations (Merger), 2000 promulgated thereunder; (ii) fulfillment of the Closing Conditions; and (iii) delivery of all required reports, notices and certificates to the Registrar of Companies, including the applicable merger proposal to be executed in accordance with Section 316 of the Companies Law (the “Merger Proposal”).

2.5 Tax Ruling.

(a) As promptly as practicable following the date hereof, the Parties hereto shall prepare and file with the Israeli Income Tax Authority (the “ITA”) an application for a tax ruling (the “Tax Ruling”) that will seek to determine that (i) with respect to holders of Ordinary Shares, Preferred Shares and/or SharpLink Israel Warrants that are non-Israeli residents (as defined in the Israel Income Tax Ordinance [New Version], 1961 (the “Income Tax Ordinance”) or as will be determined by the ITA), (A) exempting SharpLink US, SharpLink Israel and their respective agents from any obligation to withhold Israeli tax from any consideration payable or otherwise deliverable pursuant to the Merger or clarifying that no such obligation exists, or (B) instructing SharpLink US, SharpLink Israel and their respective agents on how such withholding, to the extent required, is to be executed, the rate or rates of withholding to be applied and how to identify any such non-Israeli residents; (ii) with respect to holders of Ordinary Shares, SharpLink Israel Options and/or SharpLink Israel Warrants that are Israeli residents (as defined in the Income Tax Ordinance or as will be determined by the ITA) (other than Ordinary Shares and SharpLink Israel Options subject to Section 102 of the Ordinance) (A) exempting SharpLink US, SharpLink Israel and their respective agents from any obligation to withhold Israeli tax from any consideration payable or otherwise deliverable pursuant to the Merger, or clarifying that no such obligation exists, or (B) instructing SharpLink US, SharpLink Israel and their respective agents on how such withholding, to the extent required, is to be executed and the rate or rates of withholding to be applied, and (iii) the assumption within the scope of the Merger of SharpLink Israel Options and Ordinary Shares issued under, or which are subject to, the SharpLink Israel Plans, and which are subject to tax under the Income Tax Ordinance, shall not constitute a taxable event and tax continuity shall apply to the SharpLink US Options and Common Stock issued in their place.

(b) If the Tax Ruling is not obtained and the condition to closing set forth in Section 3.4 is waived by the Parties, each of SharpLink US, SharpLink Israel, the Exchange Agent and their respective agents (each, a “Payor”) shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any consideration payable pursuant to this Agreement (i.e. the shares of Common Stock) such amounts as are required to be deducted and withheld, if any, under applicable tax law. To the extent that amounts are so withheld and timely remitted to the applicable governmental authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made. The Parties shall cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding.

(c) To the extent that the Payor is obliged to withhold Israeli taxes, each SharpLink Israel shareholder (each, a “Payee”) shall provide the Payor with the amount in cash due with regards to such Israeli taxes prior to the Effective Time. In the event that the Payee fails to provide the Payor with the full cash amount necessary to satisfy such Israeli taxes (as determined in the sole discretion of the applicable Payor) prior to the Effective Time, the Payor shall be entitled to sell the Payee’s shares of Common Stock to the extent necessary to satisfy the full amount due with regards to such Israeli taxes (after taking into account any taxes due, if any, with respect to the sale of such Common Stock). Each Payee hereby waives, releases and absolutely and forever discharges each Payor from and against any and all claims for any losses in connection with the forfeiture or sale of any portion of the shares of Common Stock otherwise deliverable to such Payee in compliance with the withholding requirements under this section.

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2.6 Third Party Consents and Governmental Approvals. The Parties shall use their reasonable best efforts and cooperate as required to fulfill, as promptly as practicable after the date of this Agreement, all the Closing Conditions required in connection with the Merger, and for such purpose they shall contact all relevant entities and/or authorities, and likewise provide information and execute undertakings customarily requested by such entities and/or authorities as condition for approvals, including, to the extent required, by filing a notice with the Israel Innovation Authority (“IIA”) and have SharpLink US execute the standard undertaking required by the IIA to the extent required.

3. CONDITIONS TO CLOSING

The obligations of each Party to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable law, the written waiver by each of the Parties, at or prior to the Closing, of each of the following Closing Conditions:

3.1 No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger and other transactions contemplated in this Agreement shall have been issued by any court of competent jurisdiction or other governmental authority of competent jurisdiction and remain in effect and there shall not be any applicable law which has the effect of making the consummation of any of the transactions contemplated herein illegal.

3.2 Registration Statement. The SEC shall have declared effective the Registration Statement.

3.3 Shareholder Approval. The shareholders of SharpLink Israel and Merger Sub shall have approved this Agreement and the Merger as required pursuant to the ICL and the other matters included on the agenda of the SharpLink Israel Shareholders’ Meeting.

3.4 Tax Ruling. The Tax Ruling shall have been obtained.

3.5 Incorporation Documents. SharpLink US has approved and adopted an amendment of its Certificate of Incorporation and its Bylaws (to be effective upon the Effective Time) in accordance with Section 1.4(a).

3.6 Third Party Consents. SharpLink Israel has received the approval and/or consent of any other third party, if and as required for the consummation of the Merger and the transactions contemplated hereby under any agreement and/or applicable law, including, to the extent required, the undertaking to the IIA executed by SharpLink US.

3.7 Listing. (a) The Ordinary Shares have been continually listed on The Nasdaq Capital Market as of and from the date of this Agreement through the Effective Time, and (b) the Common Stock shall be approved for listing (subject to official notice of issuance) on The Nasdaq Capital Market at or prior to the Effective Time so that immediately following Effective Time, the Common Stock will be listed on the Nasdaq Capital Market and will trade under SharpLink US’s name and trading symbol “SBET.

3.8 Merger Procedures under the ICL. At least fifty (50) days shall have elapsed after the filing of the Merger Proposal with the Companies Registrar, and at least thirty (30) days shall have elapsed after receipt of approval of the shareholders of SharpLink Israel and Merger Sub and SharpLink Israel (as the absorbing company) shall have received the merger certificate from the Companies Registrar in accordance with Section 323(5) of the ICL.

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4. MISCELLANEOUS PROVISIONS

4.1 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of all of the Parties. For avoidance of doubt, the Parties may by mutual written consent advance or extend the time for the performance of any of the obligations or other acts stipulated under this Agreement.

4.2 Waiver. No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

4.3 Entire Agreement; Counterparts; Exchanges by Electronic Transmission. This Agreement constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by electronic transmission in PDF format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

4.4 Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Israel, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the competent courts located in Tel Aviv-Jaffa, Israel.

4.5 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Party’s prior written consent shall be void and of no effect.

4.6 Cooperation. Each Party agrees to cooperate fully with the other Parties and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Parties to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement.

4.7 Severability. If any term or other provision of this Agreement or the application hereof is declared invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any Party. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the Parties agree that they shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

4.8 No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person or entity, other than the Parties, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

4.9 Taxes. All taxes, tariffs, fees and other expenses levied by law in connection with this Agreement and/or its execution shall be paid by the Party upon which such tax, tariff, fee or other expense was levied.

4.10 Construction. The preamble of this Agreement constitutes an inseparable part hereof. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

SHARPLINK GAMING LTD.

By:	/s/ Robert Phythian
Name:	Robert Phythian
Title:	Chief Executive Officer and Director

SHARPLINK MERGER SUB LTD.

By:	/s/ Robert Phythian
Name:	Robert Phythian
Title:	Director

SHARPLINK GAMING, INC.

By:	/s/ Robert Phythian
Name:	Robert Phythian
Title:	Director

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Exhibit A

Form of Amended and Restated Certificate of Incorporation of SharpLink US

Please see Annex B

Exhibit B

Form of Bylaws of SharpLink US

Please see Annex C

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT (this “Amendment”) to the AGREEMENT AND PLAN OF MERGER, dated June 14, 2023 (the “Agreement”), is made and entered into as of July 24, 2023, by and among SharpLink Gaming Ltd., an Israeli limited company (“SharpLink Israel”), SharpLink Gaming, Inc., a Delaware corporation and wholly-owned subsidiary of SharpLink Israel (“SharpLink US”), and SharpLink Merger Sub Ltd., an Israeli limited company and wholly-owned subsidiary of SharpLink US (“Merger Sub”). SharpLink Israel, SharpLink US and Merger Sub may each be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A. The Parties entered into the Merger Agreement, which provided that Merger Sub will merge with and into SharpLink Israel (the “Merger”), following which Merger Sub will cease to exist, and SharpLink Israel will become a wholly-owned subsidiary of SharpLink US, all upon the terms and subject to the conditions set forth in the Agreement.

B. The Parties wish to amend the Agreement to add the SportsHub Game Network, Inc. 2018 Stock Incentive Plan to the SharpLink Israel Plans being assumed by SharpLink US.

AGREEMENT

The Parties, intending to be legally bound, agree as follows:

1.	Definitions. Capitalized terms used but not otherwise defined herein shall have such definitions provided in the Agreement.

2.	Amendment of section 1.5(c)(i). Section 1.5(c)(i) of the Agreement is hereby removed and replaced in its entirety with the following:

(i) Options. Each option to purchase Ordinary Shares (“SharpLink Israel Options”) that is outstanding and unexercised immediately prior to the Effective Time under SharpLink Israel’s Mer Telemanagement Solutions Ltd. 2003 Israeli Share Option Plan and SharpLink Gaming, Ltd. 2021 Equity Incentive Plan, SharpLink, Inc. 2020 Stock Incentive Plan (assumed by SharpLink Israel) and SportsHub Game Network, Inc. 2018 Stock Incentive Plan (assumed by SharpLink Israel) (together, the “SharpLink Israel Plans”), whether or not vested, shall be converted, on a one-for-one basis, into and become an option to purchase shares of Common Stock, and SharpLink US shall assume the SharpLink Israel Plans and each such SharpLink Israel Option in accordance with the terms (as in effect as of the date of this Agreement) of the relevant SharpLink Israel Plan and the terms of the stock option agreement by which such SharpLink Israel Option is evidenced (but with changes to such documents as SharpLink US in good faith determines are appropriate to reflect the substitution of the SharpLink Israel Options by options to purchase Common Stock). All rights with respect to Ordinary Shares under SharpLink Israel Options assumed by SharpLink US shall thereupon be converted into rights with respect to Common Stock. Accordingly, from and after the Effective Time: (i) each SharpLink Israel Option assumed by SharpLink US may be exercised solely for Common Stock; (ii) the number of Common Stock and the per share exercise price of each SharpLink Israel Option assumed by SharpLink US shall be the same as the number of Ordinary Shares and per share exercise price of the relevant SharpLink Israel Option; and (iii) any restriction on the exercise of any SharpLink Israel Options assumed by SharpLink US shall continue in full force and effect and the term, exercisability and other provisions of such SharpLink Israel Options shall otherwise remain unchanged; provided, however, that: (A) SharpLink US may amend the terms of the SharpLink Israel Options to reflect SharpLink US’s substitution of the SharpLink Israel Options with options to purchase shares of Common Stock (such as by making any change in control or similar definition relate to SharpLink US and having any provision that provides for the adjustment of SharpLink Israel Options upon the occurrence of certain corporate events relate to SharpLink US and/or Common Stock); and (B) the SharpLink US Board of Directors or a committee thereof shall succeed to the authority and responsibility of the SharpLink Israel Board of Directors or any committee thereof with respect to each SharpLink Israel Option assumed by SharpLink US. Notwithstanding anything to the contrary in this Section 1.5(c)(i), the parties intend that the conversion of each SharpLink Israel Option (regardless of whether such option qualifies as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) into an option to purchase Common Stock shall be made in a manner consistent with Treasury Regulation Sections 1.424-1 and 1.409A-1(b)(5), such that the conversion of a SharpLink Israel Option shall not constitute a “modification” of such SharpLink Israel Option for purposes of Section 409A or Section 424 of the Code. Prior to the Effective Time, SharpLink Israel shall take all actions that may be necessary (under the SharpLink Israel Plans and otherwise) to effectuate the provisions of this Section 1.5(c)(i) and to ensure that, from and after the Effective Time, holders of SharpLink Israel Options have no rights with respect thereto other than those specifically provided in this Section 1.5(c)(i).

3.	MISCELLANEOUS PROVISIONS

3.1 Effect of Amendment. Except as amended by this Amendment, the terms of the Agreement shall remain in full force and effect. All references in the Agreement to the term “Agreement” shall mean the Agreement as amended by this Amendment.

3.2 Counterparts; Exchanges by Electronic Transmission. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by all Parties by electronic transmission in PDF format shall be sufficient to bind the Parties to the terms and conditions of this Amendment.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first above written.

SHARPLINK GAMING LTD.

By:	/s/ Robert Phythian
Name:	Robert Phythian
Title:	Chief Executive Officer and Director

SHARPLINK MERGER SUB LTD.

By:	/s/ Robert Phythian
Name:	Robert Phythian
Title:	Director

SHARPLINK GAMING, INC.

By:	/s/ Robert Phythian
Name:	Robert Phythian
Title:	Director

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Annex B

FORM OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SHARPLINK GAMING, INC.

The undersigned hereby certifies that:

ONE: The undersigned is the duly elected President and Chief Executive Officer of SharpLink Gaming, Inc., a Delaware corporation.

TWO: The original date of filing the certificate of incorporation for SharpLink Gaming, Inc. with the Delaware Secretary of State was January 26, 2022.

THREE: The Certificate of Incorporation of this corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE 1

NAME

The name of the corporation is SharpLink Gaming, Inc. (the “Corporation”).

ARTICLE 2

REGISTERED OFFICE AND AGENT

The registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE 3

PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).

ARTICLE 4

CAPITAL STOCK

4.1 The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 115,000,000 shares. 100,000,000 shares are designated as Common Stock, each having a par value of $0.0001, and 15,000,000 shares are designated Preferred Stock, each having a par value of $0.0001.

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4.2 The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is hereby expressly authorized to provide for the issue of any or all of the unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

4.3 No holder of shares of the Corporation of any class now or hereafter authorized will be entitled to cumulative voting.

ARTICLE 5

MANAGEMENT

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

5.1 The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

5.2 Each director shall stand for election at each annual meeting and shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

5.3 Subject to the rights of any series of Preferred Stock that may be designated from time to time to elect additional directors under specified circumstances, a director may be removed from office by the stockholders of the Corporation with or without cause. Subject to any limitations imposed by applicable law, any individual director or directors may be removed with or without cause by the affirmative vote of the holders of a majority of the shares of the Corporation entitled to vote generally at an election of directors.

5.4 Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock that may be designated from time to time, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

5.5 The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation (the “Bylaws”). Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 60% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

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5.6 The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

5.7 [Reserved].

5.8 Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE 6

LIABILITIES; INDEMNIFICATION

6.1 To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director or senior officer of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director or senior officer. No amendment to, modification of, or repeal of this Section 6.1 shall apply to or have any effect on the liability or alleged liability of any director or senior officer of the Corporation for or with respect to any acts or omissions of such director or senior officer occurring prior to such amendment.

6.2 The Corporation may indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that he, his testator, or intestate is or was a director, or senior officer, employee, or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, senior officer, employee, or agent at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this Section 6.2 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE 7

FORUM

7.1 Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) is the exclusive forum, to the fullest extent permitted by law, for (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty or other wrongdoing by any of the Corporation’s current or former directors, officers, employees or agents to the Corporation or its stockholders, (C) any action asserting a claim against the Corporation or any current or former director, officer or other employee of the Corporation arising out of, or pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws (as each may be amended from time to time); (D) any action asserting a claim governed by the internal affairs doctrine, (E) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the Bylaws (as each may be amended from time to time, including any right, obligation, or remedy thereunder); except, in each case, (i) any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), (ii) which is vested in the exclusive jurisdiction of a court or forum other than such court, or (iii) for which such court does not have subject matter jurisdiction, in all cases subject to the courts having jurisdiction over indispensable parties named as defendants This Section 7.1 shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.

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7.2 Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.

7.3 Any person or entity holding, owning or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Certificate of Incorporation.

ARTICLE 8

AMENDMENT

8.1 The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in Section 8.2, and all rights conferred upon the stockholders herein are granted subject to this reservation.

8.2 Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock that may be designated from time to time, subject to the rights of the holders of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles 5, 6, 7 or 8 of this Certificate of Incorporation.

* * * *

FOUR: This Amended and Restated Certificate of Incorporation has been duly adopted and approved by the Board of Directors and by written consent of the stockholders in accordance with Sections 228, 242 and 245 of the DGCL and written notice of such action has been given as provided in section 228 of the DGCL.

[Signature Page Follows]

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IN WITNESS WHEREOF, SharpLink Gaming, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this [   ] day of [  ], 2023.

SharpLink Gaming, Inc.

By:
Name:	Rob Phythian
Title:	President and Chief Executive Officer

[Signature Page to Amended and Restated Certificate of Incorporation]

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Annex C

FORM OF BYLAWS

OF

SHARPLINK GAMING, INC.

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the corporation’s Board of Directors (the “Board of Directors”), and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3. Corporate Seal. The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4. Place of Meetings. Meetings of the stockholders of the Corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (the “DGCL”).

Section 5. Annual Meetings.

(a) The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Except for nominations that are included in the Corporation’s annual meeting proxy statement to be properly brought before an annual meeting, nominations or such other business must be: (i) pursuant to the corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 5(b) of these Bylaws (the “Bylaws”), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to submit other business (other than matters properly included in the corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

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(b) At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

(i) For nominations of any person or persons for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) of these Bylaws and must update and supplement such written notice on a timely basis as set forth in Section 5(c) of these Bylaws. Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee; (2) the principal occupation or employment of such nominee; (3) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee; (4) the date or dates on which such shares were acquired and the investment intent of such acquisition; (5) with respect to each nominee for election or re-election to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 5(e) of these Bylaws; and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 5(b)(iv) of these Bylaws. The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(ii) For the proposals sought to be included in the corporation’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) of these Bylaws, and must update and supplement such written notice on a timely basis as set forth in Section 5(c) of these Bylaws. Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 5(b)(iv) of these Bylaws.

(iii) To be timely, the written notice required by Section 5(b)(i) of these Bylaws must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 5(b)(iii), in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. To be timely, the written notice required by Section 5(b)(ii) of these Bylaws must be received by the Secretary at the principal executive offices of the corporation at least 120 days before the anniversary of the date that the previous year’s proxy statement was first mailed to stockholders. If the annual meeting date has been changed by more than 30 days from the date of the prior year’s meeting, the proposal must be submitted within a reasonable time before the Corporation begins to print and mail its proxy materials. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

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(iv) The written notice required by Section 5(b)(i) or 5(b)(ii) of these Bylaws shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the corporation’s books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(i) of these Bylaws) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(ii) of these Bylaws); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 5(b)(i) of these Bylaws) or to carry such proposal (with respect to a notice under Section 5(b)(ii) of these Bylaws); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous 12 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions. For purposes of Sections 5 and 6 of these Bylaws, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial: (w) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation; (x) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation; (y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes; or (z) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c) A stockholder providing written notice required by Section 5(b)(i) or (ii) of these Bylaws shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five business days prior to the meeting and, in the event of any adjournment or postponement thereof, five business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two business days prior to such adjourned or postponed meeting.

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(d) For nominations of any person or persons for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder shall provide (i) the name and address of such stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on which behalf the nomination is being made, (ii) the class and number of shares of the Corporation which are owned by such stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of such stockholder’s notice, and a representation that such stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting, (iii) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of stock of the Corporation, and a representation that such stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting, (iv) a representation that such stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (v) a representation whether such stockholder or the beneficial owner, if any, will or is part of a group which will (1) to solicit proxies or votes in support of such director nominees or nomination in accordance with Rule 14a-19 promulgated under the Exchange Act, and (2) to file and deliver a proxy statement and/or form of proxy to solicit holders of at least 67% of the voting power of the shares entitled to elect director; (vi) the names and addresses of other stockholders (including beneficial and record owners) known by such stockholder to support the nomination, and to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholders, and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

(e) To be eligible to be a nominee for election or re-election as a director of the corporation pursuant to a nomination under clause (iii) of Section 5(a) of these Bylaws, such proposed nominee or a person on such proposed nominee’s behalf must deliver (in accordance with the time periods prescribed for delivery of notice under Section 5(b)(iii) or 5(d) of these Bylaws, as applicable) to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation in the questionnaire or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the corporation that has not been disclosed therein; and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with, all applicable publicly disclosed corporate governance, code of ethics, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation. The written questionnaire must also include an acknowledgement by such nominee that such person consents to being named in the proxy statement as a nominee and to serving as a director, if elected, and intends to serve as a director for the full term for which such person is standing for election.

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(f) A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 5(a) of these Bylaws, or in accordance with clause (iii) of Section 5(a) of these Bylaws. Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D) and 5(b)(iv)(E) of these Bylaws, to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(g) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii) of these Bylaws.

(h) For purposes of Sections 5 and 6 of these Bylaws,

(i) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

(ii) “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”).

Section 6. Special Meetings.

(a) Special meetings of the stockholders of the corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

(b) The Board of Directors shall determine the time and place, if any, of such special meeting. Upon determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. No business may be transacted at such special meeting otherwise than specified in the notice of meeting.

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(c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the corporation setting forth the information required by Section 5(b)(i) of these Bylaws. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if written notice setting forth the information required by Section 5(b)(i) of these Bylaws shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 5(c) of these Bylaws. In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(d) Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors to be considered pursuant to Section 6(c) of these Bylaws.

Section 7. Notice of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, if sent via electronic transmission, in accordance with applicable law, notice is deemed given as of the sending time recorded at the time of transmission. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the corporation’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of 33 1/3% of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

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Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three years from its date of creation unless the proxy provides for a longer period.

Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, his act binds all; (b) if more than one votes, the act of the majority so voting binds all; or (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of clause (c) of this Section 11 shall be a majority or even-split in interest.

Section 12. List of Stockholders. The Secretary shall prepare and make, at least 10 days before every meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.

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Section 13. [Reserved].

Section 14. Organization.

(a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his or her absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

Section 15. Effect of Noncompliance with stockholder director nominations

(a) Only such persons who are nominated in accordance with the procedures set forth in this Article III shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting as shall be brought before the meeting in accordance with the procedures set forth in this Article III. If any proposed nomination was not made or proposed in compliance with this Article III, or other business was not made or proposed in compliance with this Article III, then except as otherwise required by law, the chair of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these Bylaws to the contrary, unless otherwise required by law, if a stockholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Article III does not comply with or provide the information required to the Corporation, including the updated information within five business days after the record date for such meeting or such stockholder (or a qualified representative of such stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation.

(b) Without limiting the other provisions and requirements of this Article III, unless otherwise required by law, if any stockholder (A) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (B) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, then the Corporation shall disregard any proxies or votes solicited for such stockholder’s nominees. Upon request by the Corporation, if any stockholder provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

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ARTICLE IV

DIRECTORS

Section 15. Number and Term of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 16. Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

Section 17. [Reserved.]

Section 18. Vacancies. Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders, provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

Section 19. Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time. If no such specification is made, it shall be deemed effective at the time of delivery to the Secretary. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section 20. Removal. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, except as prohibited by applicable law or the Certificate of Incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause.

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Section 21. Meetings.

(a) Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

(b) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer or a majority of the authorized number of directors.

(c) Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d) Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least 24 hours before the date and time of the meeting. If notice is sent by U.S. mail, it shall be sent by first class mail, charges prepaid, at least three days before the date of the meeting. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(e) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though it had been transacted at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 22. Quorum and Voting.

(a) Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 45 of these Bylaws for which a quorum shall be one-third of the exact number of directors fixed from time to time, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

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Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 24. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 25. Committees.

(a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the corporation.

(b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c) Term. The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this Section 25, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

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(d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 26. Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

Section 27. Lead Independent Director. The Chairman of the Board of Directors, or if the Chairman is not an independent director, one of the independent directors, may be designated by the Board of Directors as lead independent director (“Lead Independent Director”) to serve until replaced by the Board of Directors. The Lead Independent Director will: with the Chairman of the Board of Directors, establish the agenda for regular Board meetings and serve as chairman of Board of Directors meetings in the absence of the Chairman of the Board of Directors; establish the agenda for meetings of the independent directors; coordinate with the committee chairs regarding meeting agendas and informational requirements; preside over meetings of the independent directors; preside over any portions of meetings of the Board of Directors at which the evaluation or compensation of the Chief Executive Officer is presented or discussed; preside over any portions of meetings of the Board of Directors at which the performance of the Board of Directors is presented or discussed; and perform such other duties as may be established or delegated by the Chairman of the Board of Directors.

Section 28. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Lead Independent Director, or if the Lead Independent Director is absent, the Chief Executive Officer (if a director), or, if a Chief Executive Officer is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary or other officer or director directed to do so by the Chairman, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

Section 29. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

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Section 30. Tenure and Duties of Officers.

(a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b) Duties of Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors or the Lead Independent Director has been appointed and is present. Unless an officer has been appointed Chief Executive Officer of the corporation, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(c) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors, the Lead Independent Director, or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.

(e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer. The President may direct the Treasurer, if any, or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

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(g) Duties of Treasurer. Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation and shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President, and, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section 31. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 32. Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section 33. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or by the Chief Executive Officer or by other superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 34. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 35. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

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ARTICLE VII

SHARES OF STOCK

Section 36. Form and Execution of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated if so provided by resolution or resolutions of the Board of Directors. Certificates for the shares of stock of the corporation, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by certificate in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, the Chief Executive Officer, or the President or any Vice President and by the Chief Financial Officer, Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 37. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 38. Transfers.

(a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 39. Fixing Record Dates.

(a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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(b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 40. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section 41. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 36 of these Bylaws), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

DIVIDENDS

Section 42. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 43. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

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ARTICLE X

FISCAL YEAR

Section 44. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

Section 45. Indemnification of Directors, Officers, Employees and Other Agents.

(a) Directors and Officers. The corporation shall indemnify its directors and officers to the extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

(b) Employees and Other Agents. The corporation shall have power to indemnify its employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person (except for officers) or other persons as the Board of Directors shall determine.

(c) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 45 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Section 45, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

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(d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Section 45 shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this Section 45 to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within 90 days of request therefor. To the extent permitted by law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the director or officer has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Section 45 or otherwise shall be on the corporation.

(e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

(f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director or officer, or, if applicable, employee or other agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Section 45.

(h) Amendments. Any repeal or modification of this Section 45 shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Section 45 that shall not have been invalidated, or by any other applicable law. If this Section 45 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and officer to the full extent under any other applicable law.

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(j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(i) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(ii) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(iii) The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 45 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(iv) References to a “director,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section 45.

ARTICLE XII

NOTICES

Section 46. Notices.

(a) Notice to Stockholders. Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 of these Bylaws. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by U.S. mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

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(b) Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws, or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e) Notice to Person With Whom Communication is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(f) Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the DGCL, any notice given under the provisions of the DGCL, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within 60 days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

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ARTICLE XIII

AMENDMENTS

Section 47. Amendments. Subject to the limitations set forth in Section 45(h) of these Bylaws or the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XIV

LOANS TO OFFICERS OR EMPLOYEES

Section 48. Loans to Officers or Employees. Except as otherwise prohibited by applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

ARTICLE XV

MISCELLANEOUS

Section 49. Forum.

(a) Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under the Delaware statutory or common law: (A) any derivative claim or cause of action brought on behalf of the corporation; (B) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer or other employee of the corporation, to the corporation or the corporation’s stockholders; (C) any claim or cause of action against the corporation or any current or former director, officer or other employee of the corporation, arising out of or pursuant to any provision of the DGCL, the Certificate of Incorporation or these Bylaws(as each may be amended from time to time); (D) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or these Bylaws (as each may be amended from time to time, including any right, obligation, or remedy thereunder); (E) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (F) any claim or cause of action against the corporation or any current or former director, officer or other employee of the corporation, governed by the internal-affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. This Section 49 of Article XV shall not apply to claims or causes of action brought to enforce a duty or liability created by the 1933 Act or the 1934 Act, or any other claim for which the federal courts have exclusive jurisdiction.

(b) Unless the corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.

(c) Any person or entity holding, owning or otherwise acquiring any interest in any security of the corporation shall be deemed to have notice of and consented to the provisions of these Bylaws.

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Annex D

SHARPLINK GAMING, INC.

2023 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: [          ], 2023

APPROVED BY THE STOCKHOLDERS:

1. General.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors, and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Shares through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date; Effective Date. The Plan shall come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2. Shares Subject to the Plan.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of Shares that may be issued pursuant to Awards shall not exceed 410,000 Shares.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is 410,000 Shares.

(c) Share Reserve Operation.

(i) Limit Applies to Shares Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of Shares that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company shall keep available at all times the number of Shares reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of Shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Shares and Do Not Reduce Share Reserve. The following actions do not result in an issuance of Shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued or (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Shares).

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(iii) Reversion of Previously Issued Shares to Share Reserve. Shares previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares shall be added back to the Share Reserve and again become available for issuance under the Plan. For the avoidance of doubt, any Shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award, and any Shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award shall not be added back to the Share Reserve and shall not again become available for issuance under the Plan.

3. Eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the Annual Period that begins on the Company’s first Annual Meeting of Stockholders following the Effective Date.

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4. Options and Stock Appreciation Rights.

Each Option and SAR shall have such terms and conditions as determined by the Board. Each Option shall be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option shall be a Nonstatutory Stock Option, and the Shares purchased upon exercise of each type of Option shall be separately accounted for. Each SAR shall be denominated in Shares equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement shall conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR shall not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Shares subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of Shares that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Shares is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Shares, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company shall reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price shall not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

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(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR shall not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of Shares equal to the number of Shares equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Shares or cash (or any combination of Shares and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs shall apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of being transferred:

(i) Restrictions on Transfer. An Option or SAR shall not be transferable, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs shall cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs shall terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant shall be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant shall have no further right, title or interest in such forfeited Award, the Shares subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

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(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award shall terminate, and the Participant shall have no further right, title or interest in the terminated Award, the Shares subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of Shares upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last 30 days of the applicable Post-Termination Exercise Period the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Law, then the applicable Post-Termination Exercise Period shall be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any Shares until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR shall be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole Shares or their equivalents.

5. Awards Other Than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award shall have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement shall conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, Shares subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant shall have voting and other rights as a Stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

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(2) RSUs: An RSU Award represents a Participant’s right to be issued on a future date the number of Shares that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue Shares in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant shall not have voting or any other rights as a Stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(3) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(4) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award shall be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant shall not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any Shares pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any Shares in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards shall cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the Shares held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested shall be forfeited upon such termination and the Participant shall have no further right, title or interest in the RSU Award, the Shares issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any Shares subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of Shares or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

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(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained shall be determined by the Board.

(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Shares, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board shall have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of Shares (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. Adjustments upon Changes in Shares; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of Shares subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Shares subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional Shares shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding Shares not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the Shares subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the Stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Shares issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution shall be set by the Board.

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(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and SARs, the time when such Awards may be exercised) shall be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that shall accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards shall accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that shall accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment shall be made no later than 30 days following the occurrence of the Corporate Transaction.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards shall terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award shall terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but shall receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant shall be deemed to have agreed that the Award shall be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a Stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the Stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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7. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan shall be granted Awards; (2) when and how each Award shall be granted; (3) what type or combination of types of Award shall be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive an issuance of Shares or other payment pursuant to an Award; (5) the number of Shares or cash equivalent with respect to which an Award shall be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Shares, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof shall vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it shall vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to Stockholders, or any other change affecting the Shares or the share price of the Shares (including, but not limited to, any Corporate Transaction), for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that Stockholder approval shall be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan shall not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for Stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award shall not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

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(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval shall not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of Shares, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award shall be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award shall be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

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(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of Shares to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation shall specify the total number of Shares that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards shall be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. Tax Withholding

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue Shares subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Shares from the Shares issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and shall not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Shares on the date of grant as determined by the Internal Revenue Service and the Option or SAR otherwise complies with the deferral of compensation and other requirements of Section 409A.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. Miscellaneous.

(a) Source of Shares. The Shares issuable under the Plan shall be Shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

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(b) Use of Proceeds from Sales of Shares. Proceeds from the sale of Shares pursuant to Awards shall constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records shall control and the Participant shall have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Shares subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award shall constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant shall have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

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(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Shares (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan shall be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy shall be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant shall not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant shall not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals shall be subject to the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements shall be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) shall be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred shall be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

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(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10. Covenants of the Company.

(a) Compliance with Law. The Company shall seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Shares upon exercise or vesting of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Shares issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Shares pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. Additional Rules for Awards Subject to Section 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event shall the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares shall be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six-month period.

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(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control, the settlement of the Vested Non-Exempt Award shall automatically be accelerated and the shares shall be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant shall receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award shall remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

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(2) If the Acquiring Entity shall not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity shall not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control, the vesting and settlement of any Non-Exempt Director Award shall automatically be accelerated and the shares shall be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant shall instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award shall remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

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(iii) To the extent the terms of any Non-Exempt Award provide that it shall be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it shall be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award shall not trigger the additional tax imposed under Section 409A, and any ambiguities herein shall be so interpreted.

12. Severability. If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which shall give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s Stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14. Definitions.

As used in the Plan, the following definitions apply to the capitalized terms below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Shares, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

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(f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Shares subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or an Affiliate; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate or of any statutory duty owed to the Company or an Affiliate; (iii) such Participant’s unauthorized use or disclosure of the Company’s or any of its Affiliate’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such event or events, as the case may be, also constitute a Section 409A Change in Control:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the Stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by Stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Company” means SharpLink Gaming, Inc., a Delaware corporation, or any successor thereto.

(m) “Compensation Committee” means the Compensation Committee of the Board.

(o) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(p) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service shall be made, and such term shall be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(q) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(r) “Director” means a member of the Board.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u) “Effective Date” means the date this Plan is approved by the Company’s Stockholders.

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(v) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(w) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x) “Entity” means a corporation, partnership, limited liability company or other entity.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the Stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(aa) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Shares (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Shares is listed on any established stock exchange or traded on any established market, the Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Shares on the date of determination, then the Fair Market Value shall be the closing sales price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Shares, or if otherwise determined by the Board, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(bb) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity, any court or other tribunal, and any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(cc) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of Shares subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

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(dd) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ee) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award shall not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Law.

(ff) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(gg) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(hh) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(ii) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder)) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(jj) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(kk) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ll) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase Shares granted pursuant to the Plan.

(mm) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement shall be subject to the terms and conditions of the Plan.

D-22

(nn) [Reserved.]

(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp) “Other Award” means an award based in whole or in part by reference to the Shares which is granted pursuant to the terms and conditions of Section 5(c).

(qq) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Shares.

(uu) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding Shares by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to holders of Shares other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

D-23

(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals shall be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx) “Plan” means this SharpLink Gaming, Inc. 2023 Equity Incentive Plan, as amended from time to time.

(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa) [Reserved.]

(bbb) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(ccc) “Restricted Stock Award” or “RSA” means an Award of Shares which is granted pursuant to the terms and conditions of Section 5(a).

(ddd) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(eee) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of Shares which is granted pursuant to the terms and conditions of Section 5(a).

(fff) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement shall be subject to the terms and conditions of the Plan.

(ggg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(hhh) “Rule 405” means Rule 405 promulgated under the Securities Act.

D-24

(iii) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(jjj) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(kkk) “Securities Act” means the Securities Act of 1933, as amended.

(lll) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(mmm) “Shares” means shares of Common Stock, par value $0.0001 per share, of the Company.

(nnn) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Shares that is granted pursuant to the terms and conditions of Section 4.

(ooo) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement shall be subject to the terms and conditions of the Plan.

(ppp) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(qqq) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(rrr) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(sss) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(ttt) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

D-25

SHARPLINK GAMING LTD.
333 WASHINGTON AVE N
MINNEAPOLIS, MINNESOTA 55401

SCAN TO
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V25505-S76374

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

SHARPLINK GAMING LTD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

Note: Please sign exactly as your name or names appear(s) on this Proxy. If two or more persons are joint owners of a share, this instrument must be executed by the person who is registered first in the Company's Register of Members. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V25506-S76374

SHARPLINK GAMING LTD.
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF
SHARPLINK GAMING LTD.

November 29, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert DeLucia, Chief Financial Officer of the undersigned, and Rob Phythian, Chief Executive Officer of the undersigned, or either of them, for and in the name(s) of the undersigned, with full power of substitution and revocation to vote any and all ordinary shares, par value NIS 0.60 per share, of SharpLink Gaming Ltd. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Extraordinary General Meeting of Shareholders of the Company to be held on November 29, 2023 at 11:00 a.m. Central time at the Company's headquarters located at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401 USA, and at any adjournment(s) or postponement(s) thereof, and hereby revoking any prior proxies to vote said shares, upon the following items of business and related resolutions as more fully described in the notice of and proxy statement for such Extraordinary General Meeting of Shareholders (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

FOR THE FULL TEXT OF EACH RESOLUTION SEE THE RELEVANT ITEM IN THE PROXY STATEMENT.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

(Continued and to be signed on the reverse side)